UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number File No. 811-08055

TIAA-CREF MUTUAL FUNDS (Exact name of registrant as specified in charter)
730 Third Avenue, New York, New York 10017 (Address of principal executive offices) (Zip code)
Lisa Snow, Esq. c/o TIAA-CREF 730 Third Avenue, New York, New York 10017-3206 (Name and address of agent for service)

Registrant's telephone number, including area code: 212-490-9000

Date of fiscal year end: December 31, 2004

Date of reporting period: December 31, 2004

Item 1. Reports to Stockholders.

2004 ANNUAL REPORT

TIAA-CREF MUTUAL FUNDS DECEMBER 31, 2004 Audited financial statements including summary portfolios of investments

International Equity	High-Yield Bond
Growth Equity	Short-Term Bond
Growth & Income	Tax-Exempt Bond
Equity Index	Bond Plus
Social Choice Equity	Money Market
Managed Allocation

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PERFORMANCE OVERVIEW AS OF 12/31/2004

		Average annual compound rates
		of total return
	Inception			Since
	date	1 year	5 years	inception

EQUITIES
International Equity Fund	9/2/1997	17.37%	–3.33%	5.98%
Growth Equity Fund	9/2/1997	6.16	–10.22	1.81
Growth & Income Fund	9/2/1997	9.55	–3.36	5.51
Equity Index Fund	4/3/2000	11.68	—	–2.23
Social Choice Equity Fund	4/3/2000	12.46	—	–1.84

EQUITIES & FIXED INCOME
Managed Allocation Fund	9/2/1997	10.70	0.70	6.40

FIXED INCOME
High-Yield Bond Fund	4/3/2000	9.16	—	8.35
Short-Term Bond Fund	4/3/2000	1.73	—	6.27
Tax-Exempt Bond Fund	4/3/2000	4.55	—	7.11
Bond Plus Fund	9/2/1997	4.29	7.75	6.94
Money Market Fund*	9/2/1997	1.13	2.80	3.58

NET ANNUALIZED YIELD		NET ANNUALIZED YIELD
(30-day period ended 12/31/2004)		(7-day period ended 12/28/2004)
	Effective		Current	Effective
Bond Plus	4.08%	Money Market*	1.88%	1.90%

*	Investments in the TIAA-CREF Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The current yield more closely reflects current earnings than does the total return. We will attempt to maintain a stable net asset value of $1.00 per share for this fund, but it is possible to lose money by investing in the fund.

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

A better way to keep track of your investments

If you received this report by e-delivery, it has reached you faster than ever before. In addition, you now have the option of saving it electronically. That way, if you want to refer to it a month or a year from now, you can access it quickly on your computer.

     If you did not receive this report electronically, you can sign up for e-delivery at www.tiaa-cref.org/howto/edelivery.html. It takes only a few minutes and will enable you to get future reports as soon as they are completed, rather than waiting for them to be printed, bound and delivered by mail.

     We want to remind you that, beginning with the 2004 Semiannual Report, which was published at the end of August, our financial reports list each fund’s 50 largest holdings or any holding that constitutes more than 1% of a fund’s investment portfolio. A complete list of each fund’s holdings is on file with the Securities and Exchange Commission. To obtain this information, please see details on page four. On page six, we have added a risk glossary to help you better understand the risks of each TIAA-CREF mutual fund.

     As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. Please visit the Web Center at www.tiaa-cref.org, or call 800 223-1200 for a prospectus that contains this and other important information. We urge you to read it carefully before investing.

Contents

Report to investors	2	Report of management responsibility	53

More information for investors	4	Report of the audit committee	54

Special terms	5	Summary portfolios of investments	56

Understanding investment risk	6	Financial statements
		Statements of assets and liabilities	98
Important information about expenses	8	Statements of operations	102
		Statement of cash flows	106
Fund performance		Statements of changes in net assets	108
International Equity Fund	9	Financial highlights	116
Growth Equity Fund	13	Notes to financial statements	138
Growth & Income Fund	17	Report of independent registered
Equity Index Fund	21	public accounting firm	145
Social Choice Equity Fund	25	Additional information	146
Managed Allocation Fund	29
High-Yield Bond Fund	33	Management	148
Short-Term Bond Fund	37
Tax-Exempt Bond Fund	41	Important tax information	153
Bond Plus Fund	45
Money Market Fund	49	How to reach us	Inside back cover

Report to investors

Both U.S. and foreign stocks posted double-digit returns during 2004, with most of their advance occurring during a year-end rally. The Russell 3000® Index, which tracks the broad U.S. market, was up 11.95% . The MSCI EAFE® Index, which tracks stocks in 21 developed nations, excluding the United States, gained 20.25% in dollar terms.

     During the first three quarters of 2004, lofty stock valuations were making investors cautious, while higher interest rates and the rising price of oil threatened the pace of economic growth in the United States and among its chief trading partners. Inflation fears during the second quarter caused the largest single-quarter decline in the return of 10-year Treasury notes in a decade. As of September 30, 2004, the Russell 3000 had gained only 1.62% and the EAFE 4.27% .

In 2004, 85% of the Russell 3000’s return occurred
in the fourth quarter.

     When oil prices backed off their late-October highs and earnings at U.S. companies soared, these encouraging signs set off a vigorous rally. Driven by strong performance in the financial, technology and health care sectors, the Russell 3000 Index returned 10.16% for the fourth quarter and 11.95% for the year, producing gains in consecutive years for the first time since 1999. Bonds rallied too, and 10-year Treasuries ended the year with a return of 5.1% .

     The stocks of the Russell 3000 have now produced an average annual return of 12.00% over the last ten years, while the Lehman Brothers U.S. Aggregate Index, which tracks the broad investment-grade bond market, has posted an average return of 7.71% during the same period. But, as the most recent year demonstrated, underlying market movements are far from smooth. In 2004, 85% of the Russell 3000’s return occurred in the fourth quarter.

     Such performance underscores the need for a long-term investor to remain fully invested at all times. Money managers who maintained sizable cash holdings during the fourth quarter risked missing the year’s largest gains. TIAA-CREF's commitment to being fully invested and our consistent approach enabled our five equity funds to post fourth-quarter returns that ranged from 9.04% to 14.27% .

2   | 2004 Annual Report     TIAA-CREF Mutual Funds

Scott C. Evans
Executive Vice President and
Chief Investment Officer

     The following pages provide a detailed explanation of how the TIAA-CREF Mutual Funds performed during 2004. Our equity funds posted returns ranging from 6.16% for the Growth Equity Fund to 17.37% for the International Equity Fund.

     Our fixed-income funds were also boosted by a year-end rally. Returns ranged from 1.73% for the Short-Term Bond Fund to 9.16% for the High-Yield Bond Fund.

     The Federal Reserve’s five increases in short-term interest rates lifted money market rates during the second half of the year, and the Money Market Fund posted a return of 1.13% ..

     While our funds benefited by remaining true to their investment objectives during the past year, we have enhanced the methods used to achieve them. In 2004 we conducted a comprehensive strategic review to evaluate the organizational structure of our investment operations. As a result, we made a number of changes to improve the collaboration among our investment managers and with other parts of TIAA-CREF.

     We also made several key appointments within the investment area, including the choice of Susan Ulick as head of Equity Investments. She now oversees the management of all equity investments, including research, analysis and trading. Her depth of experience, as previous head of equity research at CREF, enabled us to make further improvements in our fund management process.

     Meanwhile, the new management team that assumed responsibility for the Growth Equity Fund in 2003 has improved that fund’s performance.

     In our efforts to add value in each of our investment offerings, we will continue to ensure that our investment group has the structure and resources to help meet the demands of today’s complex marketplace.

/s/ Scott C. Evans

Scott C. Evans
Executive Vice President and
Chief Investment Officer

TIAA-CREF Mutual Funds     2004 Annual Report | 3

More information for investors

Portfolio listings

SEC rules intended to provide investors with more meaningful information about fund performance allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings as they did previously. Companies will continue to file complete listings with the SEC, and these will remain available to investors.

     You can obtain a complete list of TIAA-CREF Mutual Funds’ holdings (called “TIAA-CREF Mutual Funds’ Statement of Investments”) as of the most recently completed fiscal quarter (currently for the period ended December 31, 2004) in the following ways:

  by visiting the TIAA-CREF Web Center at www.tiaa-cref.org; or
  by calling TIAA-CREF at 800 842-2776 to request a copy, which will be provided free of charge.

For the period ended December 31, 2004, and for other reporting periods, you can also obtain a complete listing of TIAA-CREF Mutual Funds’ holdings on Form N-CSR (for periods ended either June 30 or December 31) or on Form N-Q (for the most recently completed fiscal quarter, either March 31 or September 30):

  through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s Web site at www.sec.gov; or
  at the SEC’s Public Reference Room (call 800 SEC-0330 for more information).

Proxy voting

TIAA-CREF Mutual Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found at our Web Center at www.tiaa-cref.org or on the SEC Web site at www.sec.gov. You may also call us at 800 223-1200 to request a free copy. A report of how the funds voted during the twelve months ended June 30, 2004, can be found at our Web Center or at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by e-mail, using the Contact/Help link at the top of our home page; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017–3206; or by phone at 800 223-1200.

Fund management

TIAA-CREF Mutual Funds are managed by Teachers Advisors, Inc.’s portfolio management teams, whose members are responsible for the day-to-day operations of the funds.

4   | 2004 Annual Report     TIAA-CREF Mutual Funds

Special terms

Agency securities are bonds issued by U.S. government entities such as the Federal National Mortgage Association (Fannie Mae).

Asset-backed securities are bonds backed by loans or by the outstanding amounts owed to a bank, credit card company or other lender.

Benchmarks (benchmark indexes) are groups of securities, such as the Russell 3000® Index or S&P 500® Index, used to compare the performance of an investment.*

Commercial paper refers to short-term debt obligations issued to investors by banks, corporations and other borrowers. Maturities range from 1 to 270 days.

Expense ratio is the amount that investors pay for the management of a mutual fund. The amount is expressed as a percentage of the fund’s average net assets. Expense ratios do not include front-end or back-end sales charges, if any, or trading costs. See “Total return.”

Market capitalization is the total value of a company’s outstanding stock. It is calculated by multiplying the total number of a company’s outstanding shares by the current market price per share.

Maturity date is the date on which the principal amount of a note, bond or other debt instrument becomes due or payable.

Mortgage-backed securities are bonds that represent an interest in a pool of mortgages issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae or other federal entities.

Overweight holding refers to a fund’s investment in a security that is larger, in percentage terms, than that security’s percentage of a benchmark, in terms of market capitalization. Fund managers may overweight those securities they think will produce higher returns than the benchmark. See also “Underweight holding.”

Peer groups are groupings of mutual funds with a similar objective whose performance is compared with the performance of a single mutual fund.

Relative performance is the return of a mutual fund in relation to the return of its benchmark index.

Securities is a general name for stocks (also known as “equities”), bonds (also known as “fixed income”) or other investments.

Total return is the amount an investment provides to investors after expenses are deducted. Total return is expressed as a percentage. It includes any interest or dividends, as well as any change in the market value of the fund’s holdings.

Underweight holding refers to a fund’s investment in a security that is smaller, in percentage terms, than that security’s percentage of a benchmark, in terms of market capitalization. Fund managers may underweight those securities they think will produce lower returns than the benchmark. See also “Overweight holding.”

*	Russell 3000 is a trademark and service mark of the Frank Russell Company. S&P 500 Index is a registered trademark and a service mark of the McGraw-Hill Companies, Inc.

TIAA-CREF Mutual Funds     2004 Annual Report | 5

Understanding investment risk

All investing involves an element of risk. For example, ordinary Treasury bonds, whose principal and interest are guaranteed by the U.S. government, are generally considered among the safest of investments. Even so, in periods of high inflation, owners of these bonds run the risk that the purchasing power of their principal and interest may erode over time.

     Some kinds of risk apply to all investments; others affect only particular types of securities. For example, the price of any publicly traded security, such as a stock or a bond, may decline in response to general market and economic conditions; this is referred to as “market risk.” On the other hand, the risk that a company may be unable to pay principal and interest on its bonds, which is termed “credit risk,” clearly applies to bonds but not to stocks.

     In general, a fund that invests in stocks is subject to market risk and company risk. The parts of the stock market in which an individual fund operates may subject it to additional risks. A fund that invests in bonds is subject to market risk, interest rate risk, credit risk and income risk, and, as with stocks, operating in certain parts of the market may involve special risks. For a full explanation of the funds’ risks, please see the prospectus.

     The glossary below describes the general investment risks mentioned above, as well as the special risks noted under the heading “Special investment risks” in the discussion of each fund. We hope it will help you make the investment choices best suited to your financial situation and risk tolerance.

Call risk is the risk that during periods of declining interest rates, an issuer of a municipal obligation may “call” (i.e., retire) a high-yielding obligation before its maturity date. This often creates an unanticipated capital gain liability for shareholders and requires the fund to reinvest the proceeds at the lower prevailing interest rate.

Company risk (often called financial risk) is the risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.

Credit risk (a type of company risk) is the risk that a decline in a company’s overall financial soundness may make it unable to pay principal and interest on bonds when due.

Dividend risk is the risk associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation.

Foreign investment risks are the risks of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. These risks may be magnified when investing in emerging markets.

Growth investing risk is the risk that, due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Also, because the value of growth companies generally is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

6   | 2004 Annual Report     TIAA-CREF Mutual Funds

Illiquid security risk is the risk that investments in illiquid securities may be difficult to sell for their fair market value.

Income risk is the risk that falling interest rates will cause the fund’s income to decline.

Index risk is the risk that a fund’s performance will not match its index for any period of time. Although a fund may attempt to closely track the investment performance of its benchmark index, it may not duplicate the composition of this index. In addition, the fund’s performance, unlike that of its index, is affected by investment and other operating expenses.

Interest rate risk is the risk that bond or stock prices may decline or a fund’s income may fall if interest rates change.

Large-cap risk is the risk that a fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all.

Market risk is the risk that the price of securities may decline in response to general market and economic conditions or events.

Prepayment and extension risk is the risk of loss arising from changes in duration for certain fixed-income securities that allow for prepayment or extension.

Real estate investing risks are the risks associated with real estate ownership, including fluctuations in property values, higher expenses or lower income than expected, and potential environmental problems and liability.

Real estate securities risk is the risk that because this fund can invest in fewer individual companies, it may experience greater fluctuations in value and may be subject to a greater risk of loss than investments in other mutual funds.

Reorganization risk is the risk that stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the fund’s performance is often more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period.

Smaller company risk is the risk that the securities of smaller companies may experience steeper fluctuations in price than those of larger companies.

Special risk of socially screened investing is the possibility that, because its social screens exclude some investments, a fund may not be able to take advantage of the same opportunities or market trends as funds that do not use such criteria.

Style risk is the risk that the fund’s growth or value investing style falls out of favor with investors for a period of time.

Tax risk is the risk that the yields and market values of municipal securities may be hurt more by changes in tax rates and policies than similar taxable income-bearing securities. Also, tax-exempt income from certain securities held by the fund may be a factor in determining whether an individual is subject to the alternative minimum tax (AMT), and such income may affect taxes paid under the AMT. A tax advisor should be consulted.

TIAA-CREF Mutual Funds     2004 Annual Report | 7

Important information about expenses

DISCUSSION

Shareholders in the TIAA-CREF Mutual Funds incur only one of two potential types of costs.

  Shareholders incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are also no redemption fees or exchange fees.
  However, they do incur ongoing costs, including management fees and other fund expenses.

The examples that appear on the Performance pages are intended to help you understand your ongoing costs (in dollars) of investing in each fund. The examples are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on July 1, 2004, and held for six months until December 31, 2004.

Actual expenses

The first line in each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the six-month period.

     Simply divide your fund value by $1,000 (for example, an $8,600 fund value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid” to estimate the expenses you paid during the six-month period.

Hypothetical example for comparison purposes

The second line in the table shows hypothetical fund values and hypothetical expenses based on the fund’s actual expense ratio for the six-month period and an assumed annual rate of return of 5% before expenses—which is not the fund’s actual return.

     Do not use the hypothetical fund values and hypothetical expenses to estimate the actual expenses you paid for the period. Instead, you can use this information to compare the ongoing costs of investing in an individual fund with the ongoing costs of other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8   | 2004 Annual Report     TIAA-CREF Mutual Funds

 International Equity Fund  |  Foreign stocks

DISCUSSION

Performance in the twelve months ended December 31, 2004

The International Equity Fund returned 17.37% for the year. The fund’s benchmark, the MSCI EAFE® Index, returned 20.25%, versus the 17.59% average return of similar funds, as measured by the Morningstar Foreign Large Blend category.

Surging foreign currencies magnify returns

Foreign stocks, as measured by the EAFE index, outpaced U.S. stocks for the third consecutive year. The Russell 3000® Index, a broad measure of the U.S. stock market, returned 11.95% during 2004.

     Over the first three quarters, investors worried about rising oil prices, higher interest rates and ongoing geopolitical problems. As of September 30, the EAFE posted a modest year-to-date return of 5.47% in terms of local currencies, but the strength of the dollar reduced this gain to 4.27% for U.S. investors.

     Most of the EAFE’s strong advance came in the fourth quarter. The European component of the index, which represents more than two-thirds of its market capitalization, jumped 15.92% in the fourth quarter, while the Japanese component climbed 13.08%.

     These returns were bolstered by a surge in the values of the euro, pound and yen versus the dollar. Overall, currency factors more than doubled the EAFE’s fourth-quarter return, from 6.83% in terms of local currencies to 15.32% in dollar terms.

Contributors and detractors

During the first six months of the year, successful stock selections enabled the fund to post a return of 5.09%, topping the benchmark’s 4.56% return. In the year’s second half, stock selections that did not perform as anticipated prevented the fund from keeping pace with the benchmark. The biggest detractors from relative performance overall included overweight holdings in British food service company Compass Group, Swiss semiconductor maker STMicroelectronics and Italian automobile manufacturer Fiat.

     The negative effects of these holdings were partly offset by the fund’s greater-than-benchmark weightings in a number of European stocks that performed well, including French construction and engineering firm Vinci, German real estate financing company Hypo Real Estate Holding and German pharmaceutical wholesaler Celesio.

TIAA-CREF Mutual Funds     2004 Annual Report | 9

International Equity Fund  |   Foreign stocks

Investment objective

The fund seeks favorable long-term returns, mainly through capital appreciation.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including foreign investment risks and smaller company risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index tracks the performance of stocks in 21 developed countries around the world, excluding the United States and Canada. You cannot invest directly in this index.

Performance as of 12/31/2004				Ticker symbol: TIINX

	Average annual compound			Cumulative rates
	rates of total return*			of total return*
			since		since
	1 year	5 years	inception[1]	5 years	inception[1]

International Equity Fund	17.37%	–3.33%	5.98%	–15.61%	53.24%
Benchmark:
Morgan Stanley EAFE Index[2]	20.25	–1.09	4.72	–5.34	40.37
Peer group:
Morningstar Foreign Large Blend	17.59	–2.93	3.96	–13.82	34.41

*	The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

1	Inception date: 9/2/1997
2	From May 31, 2001, through May 31, 2002, MSCI published two versions of this index, a “standard” and a “provisional,” in order to provide a transition to a new way of calculating the index. The fund adopted the “provisional” version on July 1, 2001, and the returns shown above include “provisional” data from July 1, 2001, through May 31, 2002. As of June 1, 2002, the index was once again available in only one version. EAFE is a trademark of Morgan Stanley Capital International, Inc.

10   | 2004 Annual Report     TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since 9/2/1997 inception

An investment of $10,000 in this fund on September 2, 1997, would have grown to $15,324 as of December 31, 2004, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 36.65%, for the quarter ended December 31, 1999
Worst quarter: –20.18%, for the quarter ended September 30, 2002

* Partial year

TIAA-CREF Mutual Funds     2004 Annual Report | 11

 International Equity Fund |   Foreign stocks

PERFORMANCE

Fund expenses—six months ended December 31, 2004

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on July 1, 2004, and held for six months until December 31, 2004. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	International Equity Fund expense example
	Starting fund value	Ending fund value	Expenses paid†
	(7/1/04)	(12/31/04)	(7/1/04–12/31/04)

Actual return	$1,000.00	$1,116.89	$2.61
5% annual hypothetical return	1,000.00	1,022.50	2.49

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.49%.

Diversification among world markets		Portfolio breakdown by company size

	Percent of		Percent of
Country	invested assets	Capitalization as of 12/31/2004	net assets

Japan	21.3	Large: over $5 billion	80.54
United Kingdom	18.8	Middle: $1 billion–$5 billion	14.35
Switzerland	12.0	Small: under $1 billion	5.11
Germany	10.0
France	8.9	Total	100.00
Italy	5.8
Australia	5.0	Fund facts
Spain	3.7
16 other nations	13.9	Inception date	9/2/1997
Short-term investments	0.6 *	Net assets (12/31/2004)	$361.65 million
		2004 actual expense ratio	0.49%
Total	100.0

*	Percent is based on cash available of $2.1 million after adjustment is made for committed cash.

12   | 2004 Annual Report     TIAA-CREF Mutual Funds

 Growth Equity Fund  |   Large-cap growth stocks

DISCUSSION

Performance in the twelve months ended December 31, 2004

The Growth Equity Fund returned 6.16% for the year, trailing the fund’s benchmark, the Russell 1000® Growth Index, which returned 6.30%, and the 7.64% average return of similar funds, as measured by the Morningstar Large Growth category.

Growth underperforms value

During 2004, U.S. stock investors favored large-cap value stocks over their growth counterparts, marking the fifth consecutive year that value led growth in the large-cap category. The predominantly large-cap Russell 1000 Value Index posted a 16.49% return for the year. Its strong performance relative to that of the Russell 1000 Growth Index was a sharp contrast to last year, when the 29.75% return of large-cap growth stocks nearly matched the 30.03% return of large-cap value issues.

     Most of the year’s gains occurred in the fourth quarter. In fact, the Russell 1000 Growth Index was in negative territory as of September 30. A year-end rally lifted large-cap stocks along with the rest of the market. During the fourth quarter, the Russell 1000 Growth Index jumped 9.17%, while the Russell 1000 Value Index climbed 10.38% .

     Among growth stocks, the Russell 1000 Growth Index lagged both the 14.31% return of the small-cap Russell 2000® Growth Index and the 15.48% return of the Russell Midcap® Growth Index.

Fund contributors and detractors

Performance relative to the benchmark’s was hurt by a number of stocks that failed to perform as anticipated. These included Novellus Systems, a semiconductor manufacturer; Forest Laboratories, a pharmaceuticals company; and Intuit, a financial software maker. The fund had larger weightings of these stocks than the benchmark. Underweight holdings in several stocks that produced strong returns, such as UnitedHealth Group and American International Group, also detracted from performance.

     These declines were partially offset by overweight holdings in many stocks that outperformed the benchmark, including Starwood Hotels & Resorts, eBay, St. Jude Medical and Aetna. A position in agricultural-supply giant Monsanto, a stock not held in the benchmark, was the largest single contributor to fund returns. The fund also benefited from its below-benchmark weightings in stocks such as Merck, Intel and Coca-Cola.

     The fund invested 3.86% of its total invested assets in foreign securities as of December 31, 2004.

TIAA-CREF Mutual Funds     2004 Annual Report | 13

 Growth Equity Fund  |   Large-cap growth stocks

Investment objective

The fund seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks including growth investing risk, large-cap risk, style risk, foreign investment risks and reorganization risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which tracks the stocks of large domestic companies, based on total market capitalization. The Russell 1000 Growth Index represents those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of 12/31/2004				Ticker symbol: TIGEX

	Average annual compound			Cumulative rates
	rates of total return*			of total return*
			since		since
	1 year	5 years	inception[1]	5 years	inception[1]

Growth Equity Fund	6.16%	–10.22%	1.81%	–41.71%	14.05%
Benchmark:
Russell 1000 Growth Index[2]	6.30	–9.28	2.61	–38.60	20.80
Peer group:
Morningstar Large Growth	7.64	–7.64	3.10	–32.78	28.25

*	The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: 9/2/1997
[2]	Russell 1000 is a trademark and service mark of the Frank Russell Company.

14   | 2004 Annual Report     TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since 9/2/1997 inception

An investment of $10,000 in this fund on September 2, 1997, would have grown to $11,405 as of December 31, 2004, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 28.36%, for the quarter ended December 31, 1998
Worst quarter: –22.69%, for the quarter ended March 31, 2001

*	Partial year

TIAA-CREF Mutual Funds     2004 Annual Report | 15

 Growth Equity Fund  |   Large-cap growth stocks

PERFORMANCE

Fund expenses—six months ended December 31, 2004

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on July 1, 2004, and held for six months until December 31, 2004. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Growth Equity Fund expense example
	Starting fund value	Ending fund value	Expenses paid†
	(7/1/04)	(12/31/04)	(7/1/04–12/31/04)

Actual return	$1,000.00	$1,040.12	$2.31
5% annual hypothetical return	1,000.00	1,022.70	2.29

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six- month expense ratio for that period is 0.45%.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date	9/2/1997
Capitalization as of 12/31/2004	net assets	Net assets (12/31/2004)	$567.07 million
		2004 actual expense ratio	0.45%
Large: over $5 billion	92.17
Middle: $1 billion–$5 billion	7.80
Small: under $1 billion	0.03

Total	100.00

16   | 2004 Annual Report     TIAA-CREF Mutual Funds

 Growth & Income Fund |   Large-cap, dividend-paying stocks

DISCUSSION

Performance in the twelve months ended December 31, 2004

The Growth & Income Fund returned 9.55% for the year, trailing the fund’s benchmark, the S&P 500® Index, which advanced 10.88%, and the 9.96% average return of similar funds, as measured by the Morningstar Large Blend category.

Late rally boosts S&P 500

After posting a 28.68% advance in 2003, the S&P 500 Index lost ground during the first nine months of 2004. A broad-based fourth-quarter rally lifted prices for U.S. stocks, enabling the large-cap stocks of the S&P 500 to post a double-digit return for the year. Returns were driven by the energy sector of the index, which was up 28.77% .

     Large-cap stocks trailed the overall market, as measured by the Russell 3000® Index, which posted an 11.95% return for the year, helped by strong performance among small-and mid-cap stocks.

Stock selection hampers results

Detracting from the fund’s return were underperforming stocks including semiconductor manufacturer Novellus, Fannie Mae and Cisco Systems. The fund held larger amounts of these stocks than their index weightings, but they did not perform as anticipated. An underweight in Apple Computer, which posted a positive return, further hindered the fund’s return. In addition, performance was restrained by a position in Taiwan Semiconductor, a stock that was not in the S&P 500.

     Relative performance benefited from overweight holdings in many stocks that outperformed the benchmark, including agricultural-supply giant Monsanto (the top individual contributor), Aetna and St. Jude Medical. Positions in several stocks not held by the benchmark, including Lyondell Chemical and Vinci, a French construction and engineering firm, also added value. However, these contributions failed to lift the fund’s return above that of the benchmark.

     The fund invested 0.02% of its total invested assets in foreign securities as of December 31, 2004.

TIAA-CREF Mutual Funds     2004 Annual Report | 17

 Growth & Income Fund  |   Large-cap, dividend-paying stocks

Investment objective

The fund seeks a favorable long-term return through capital appreciation and investment income.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including growth investing risk, large-cap risk, style risk, dividend risk, income risk and foreign investment risks. For a further discussion of risk, please see page six.

The fund’s benchmark

The S&P 500® Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. You cannot invest directly in this index.

Performance as of 12/31/2004				Ticker symbol: TIGIX

	Average annual compound			Cumulative rates
	rates of total return*			of total return*
			since		since
	1 year	5 years	inception[1]	5 years	inception[1]

Growth & Income Fund	9.55%	–3.36%	5.51%	–15.74%	48.32%
Benchmark:
S&P 500 Index[2]	10.88	–2.30	5.71	–10.98	50.34
Peer group:
Morningstar Large Blend	9.96	–1.77	4.76	–8.52	42.30

*	The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the deduc tion of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: 9/2/1997
[2]	S&P 500 Index is a registered trademark and a service mark of the McGraw-Hill Companies, Inc.

18  | 2004 Annual Report     TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since 9/2/1997 inception

An investment of $10,000 in this fund on September 2, 1997, would have grown to $14,832 as of December 31, 2004, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 22.99%, for the quarter ended December 31, 1998
Worst quarter: –16.54%, for the quarter ended September 30, 2002

*	Partial year

TIAA-CREF Mutual Funds     2004 Annual Report | 19

 Growth & Income Fund  |   Large-cap, dividend-paying stocks

PERFORMANCE

Fund expenses—six months ended December 31, 2004

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on July 1, 2004, and held for six months until December 31, 2004. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Growth & Income Fund expense example
	Starting fund value	Ending fund value	Expenses paid†
	(7/1/04)	(12/31/04)	(7/1/04–12/31/04)

Actual return	$1,000.00	$1,067.22	$2.23
5% annual hypothetical return	1,000.00	1,022.80	2.19

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six- month expense ratio for that period is 0.43%.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date	9/2/1997
Capitalization as of 12/31/2004	net assets	Net assets (12/31/2004)	$538.27 million
		2004 actual expense ratio	0.43%
Large: over $5 billion	90.08
Middle: $1 billion–$5 billion	8.25
Small: under $1 billion	1.67

Total	100.00

20   | 2004 Annual Report     TIAA-CREF Mutual Funds

 Equity Index Fund  |   U.S. stocks

DISCUSSION

Performance in the twelve months ended December 31, 2004

The Equity Index Fund returned 11.68% for the year. The fund’s benchmark, the Russell 3000® Index, returned 11.95% for the period, versus the 9.96% average return of similar funds, as measured by the Morningstar Large Blend category.

Late rally rescues stocks from disappointing year

After posting a 31.06% gain in 2003, the stocks of the Russell 3000 delivered lackluster returns for most of 2004. Mixed economic signals, along with concerns about terrorism and the war in Iraq, constrained equity performance during the first two quarters of the year, and the index was up just 3.59% at mid-year. During the third quarter, soaring oil prices eroded those gains. The Russell 3000 lost 1.90% in the quarter, and, by late October, the market was barely in positive territory year-to-date.

     Upward movement returned with a strong rally in November and December that propelled the Russell 3000 to a 10.16% fourth-quarter return and a double-digit gain for the year as a whole. The late surge came as oil prices plunged after topping $55 a barrel in late October.

Small and mid-size value companies perform best

The market’s advance was driven by the 18.33% gain of the small-cap Russell 2000® Index and the 20.22% rise in the Russell Midcap® Index. The predominantly large-cap Russell 1000® Index returned 11.40% for the year.

     Value stocks as a group strongly outperformed growth issues during the twelve-month period. The Russell 3000 Value Index, which tracks value stocks of all sizes, climbed 16.94% —more than double the 6.93% return of the Russell 3000 Growth Index.

     All industry sectors in the benchmark Russell 3000 had positive returns, led by integrated oils (28.5%) and other energy (41.6%) . The strong fourth-quarter rebound enabled technology, the worst-performing sector, to eke out a 1.2% gain for the year.

     For the period, the fund’s returns were comparable to those of the benchmark, minus the effect of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of the benchmark.

TIAA-CREF Mutual Funds     2004 Annual Report | 21

 Equity Index Fund  |   U.S. stocks

Investment objective

The fund seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to index risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell 3000® Index is an unmanaged index of stocks of the 3,000 largest publicly traded U.S. companies, based on total market capitalization, and represents about 98% of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of 12/31/2004			Ticker symbol: TCEIX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
	1 year	since inception[1]	since inception[1]

Equity Index Fund	11.68%	–2.23%	–10.19%
Benchmark:
Russell 3000 Index[2]	11.95	–2.15	–9.80
Peer group:
Morningstar Large Blend	9.96	–2.64	–10.79

*	The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: 4/3/2000
[2]	Russell 3000 is a trademark and service mark of the Frank Russell Company.

22   | 2004 Annual Report     TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since 4/3/2000 inception

An investment of $10,000 in this fund on April 3, 2000, would be worth $8,981 as of December 31, 2004, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 16.06%, for the quarter ended June 30, 2003
Worst quarter: –17.00%, for the quarter ended September 30, 2002

*	Partial year

TIAA-CREF Mutual Funds     2004 Annual Report | 23

Equity Index Fund  |   U.S. stocks

PERFORMANCE

Fund expenses—six months ended December 31, 2004

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on July 1, 2004, and held for six months until December 31, 2004. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Equity Index Fund expense example
	Starting fund value	Ending fund value	Expenses paid†
	(7/1/04)	(12/31/04)	(7/1/04–12/31/04)

Actual return	$1,000.00	$1,078.58	$1.36
5% annual hypothetical return	1,000.00	1,023.67	1.32

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six- month expense ratio for that period is 0.26%.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date	4/3/2000
Capitalization as of 12/31/2004	net assets	Net assets (12/31/2004)	$356.73 million
		2004 actual expense ratio	0.26%
Large: over $5 billion	80.95
Middle: $1 billion–$5 billion	14.70
Small: under $1 billion	4.35

Total	100.00

24   | 2004 Annual Report     TIAA-CREF Mutual Funds

Social Choice Equity Fund  |   Socially screened stocks

DISCUSSION

Performance in the twelve months ended December 31, 2004

The Social Choice Equity Fund returned 12.46% for the year, topping the 11.95% return of its benchmark, the Russell 3000® Index. The fund also outperformed the 9.96% average return of similar funds, as measured by the Morningstar Large Blend category. Neither the benchmark nor the Morningstar category screens investments according to social criteria as the fund does.

Social screens affect performance

Because of its social screens, the fund did not invest in several stocks that are large components of the benchmark in terms of market capitalization. The social screens can affect the fund’s performance positively or negatively. In 2004, the fund’s exclusion of certain stocks that performed poorly generally boosted returns. For example, the fund did not invest in Citigroup, Eli Lilly, Pfizer or Viacom.

     Conversely, the screens also excluded such well-performing stocks as ChevronTexaco, ExxonMobil and General Electric, which reduced fund performance relative to the benchmark. General Electric, the largest holding in the Russell 3000 and the second-largest contributor to the index’s performance, returned 20.7% during the period.

Selected holdings adjusted to control risk

Since the fund cannot invest in some of the stocks within the Russell 3000, the fund’s managers employ statistical techniques to ensure that the portfolio’s risk characteristics resemble those of the index. One method is to overweight or underweight certain stocks relative to each one’s percentage of capitalization within the benchmark.

     During the period, overweight holdings in such well-performing stocks as Johnson & Johnson, railroad company Norfolk Southern and Valero Energy helped relative performance. Other adjusted holdings, including an underweight in Bank of America and an overweight in Merck, slightly detracted from returns.

TIAA-CREF Mutual Funds     2004 Annual Report | 25

Social Choice Equity Fund  |   Socially screened stocks

Investment objective

The fund seeks a favorable long-term rate of return that tracks the investment performance of the U.S. stock market while giving special consideration to certain social criteria.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to the special risk of socially screened investing, index risk, smaller company risk and foreign investment risks. For a further discussion of risk, please see page six.

The fund’s benchmark

The Russell 3000® Index is an unmanaged index of stocks of the 3,000 largest publicly traded U.S. companies, based on total market capitalization, and represents about 98% of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of 12/31/2004			Ticker symbol: TCSCX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
	1 year	since inception[1]	since inception[1]

Social Choice Equity Fund	12.46%	–1.84%	–8.46%
Benchmark:
Russell 3000 Index[2]	11.95	–2.15	–9.80
Peer group:
Morningstar Large Blend	9.96	–2.64	–10.79

*	The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.
[1]	Inception date: 4/3/2000
[2]	Russell 3000 is a trademark and a service mark of the Frank Russell Company.

26   | 2004 Annual Report     TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since 4/3/2000 inception

An investment of $10,000 in this fund on April 3, 2000, would be worth $9,154 as of December 31, 2004, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 16.43%, for the quarter ended June 30, 2003
Worst quarter: –16.41%, for the quarter ended September 30, 2002

*	Partial year

TIAA-CREF Mutual Funds     2004 Annual Report | 27

Social Choice Equity Fund  |   Socially screened stocks

PERFORMANCE

Fund expenses—six months ended December 31, 2004

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on July 1, 2004, and held for six months until December 31, 2004. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Social Choice Equity Fund expense example
	Starting fund value	Ending fund value	Expenses paid†
	(7/1/04)	(12/31/04)	(7/1/04–12/31/04)

Actual return	$1,000.00	$1,077.72	$1.41
5% annual hypothetical return	1,000.00	1,023.62	1.37

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six- month expense ratio for that period is 0.27%.

Portfolio breakdown by company size		Fund facts

	Percent of	Inception date	4/3/2000
Capitalization as of 12/31/2004	net assets	Net assets (12/31/2004)	$119.08 million
		2004 actual expense ratio	0.27%
Large: over $5 billion	84.57
Middle: $1 billion–$5 billion	11.16
Small: under $1 billion	4.27

Total	100.00

28   | 2004 Annual Report     TIAA-CREF Mutual Funds

Managed Allocation Fund  |   Stocks and bonds

DISCUSSION

Performance in the twelve months ended December 31, 2004

The Managed Allocation Fund returned 10.70% for the year, topping the 9.90% return of its benchmark, the Managed Allocation Composite Index. The average return for similar funds for the year was 8.62%, as measured by the Morningstar Moderate Allocation category.

Strong returns from large-cap value stocks

The fund’s superior performance, relative to its benchmark, was due mainly to strong gains from the Large-Cap Value Fund. As of December 31, 2004, the Managed Allocation Fund had an allocation of 23% to this fund, which returned 20.59% for the year and outpaced its benchmark, the Russell 1000® Value Index, by more than four percentage points.

     The positive effects of this outperformance, relative to the Large-Cap Value Fund’s benchmark, more than offset the slight relative underperformance of the Bond Plus Fund, which gained 4.29%, and the International Equity Fund, which lagged its benchmark but posted a 17.37% return for the year.

Current asset allocation

The Managed Allocation Fund’s asset allocation as of December 31, 2004, shown in the Asset Allocation table, differed slightly from the current target allocation because of fluctuations in the market value of the securities in which the component funds invest. During the year, there were no changes in the Managed Allocation Fund’s 60% to 40% target allocation ratio of equity to fixed-income investments.

TIAA-CREF Mutual Funds     2004 Annual Report | 29

Managed Allocation Fund  |   Stocks and bonds

Investment objective

The fund seeks a return that reflects the broad investment performance of the financial markets through capital appreciation and investment income.

Special investment risks

In addition to the risks of any fund that invests in equities and fixed income securities, the fund is subject to special risks, including interest rate risk, credit risk, prepayment and extension risk, style risk, large-cap risk, growth investing risk, foreign investment risks, real estate investing risk and real estate securities risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Managed Allocation Composite Index is a weighted average of the Russell 3000® Index for domestic stocks (48%), the Lehman Brothers U.S. Aggregate Index for domestic bonds (40%) and the Morgan Stanley Capital International EAFE® Index for international stocks (12%). You cannot invest directly in these indexes.

About the fund’s expenses

The Managed Allocation Fund operates at a zero expense ratio because the fund advisor does not receive a management fee for its services to the fund and has agreed to be responsible for providing the services reasonably necessary for the ordinary operations of the fund. Shareholders indirectly bear their pro rata share of the fees and expenses of the funds in which the Managed Allocation Fund invests. Based on the fund’s allocations as of December 31, 2004, the current pro rata expense ratio is 0.39% .

Performance as of 12/31/2004				Ticker symbol: TIMAX

	Average annual compound			Cumulative rates
	rates of total return*			of total return*
			since		since
	1 year	5 years	inception[1]	5 years	inception[1]

Managed Allocation Fund	10.70%	0.70%	6.40%	3.56%	57.73%
Benchmark:
Managed Allocation Composite Index	9.90	2.76	6.21	14.62	55.63
Peer group:
Morningstar Moderate Allocation	8.62	2.17	5.35	11.33	47.99

*	The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.
[1]	Inception date: 9/2/1997

30   | 2004 Annual Report     TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since 9/2/1997 inception

The returns of the Managed Allocation Composite Index in the Performance Table differ from the returns listed for the same benchmark in the chart showing returns for a $10,000 hypothetical investment. The benchmark return since inception is 55.63% versus 60.24% in the $10,000 hypothetical chart. The difference is due to how the benchmark is calculated in linking returns for the $10,000 calculation. An investment of $10,000 in this fund on September 2, 1997, would have grown to $15,773 as of December 31, 2004, including reinvestment of dividends.

Calendar year total returns

Best quarter: 14.01%, for the quarter ended December 31, 1998
Worst quarter: –9.43%, for the quarter ended March 31, 2001

*	Partial year

TIAA-CREF Mutual Funds     2004 Annual Report | 31

Managed Allocation Fund  |   Stocks and bonds

PERFORMANCE

Fund expenses—six months ended December 31, 2004

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on July 1, 2004, and held for six months until December 31, 2004. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Managed Allocation Fund expense example
	Starting fund value	Ending fund value	Expenses paid†
	(7/1/04)	(12/31/04)	(7/1/04–12/31/04)

Actual return	$1,000.00	$1,079.88	$2.04
5% annual hypothetical return	1,000.00	1,023.00	1.99

†	“Expenses paid” is based on the fund’s pro rata expense ratio (which the fund bears indirectly through the funds in which it invests) for the most recent fiscal half year. The fund’s annualized six-month pro rata expense ratio for that period is 0.39%.

Asset allocation (as of 12/31/2004)		Fund facts

	Percent of	Inception date	9/2/1997
Fund	invested assets	Net assets (12/31/2004)	$497.14 million
		2004 calculated
		pro rata expense ratio	0.39%
Bond Plus Fund	35.3
Institutional Large-Cap Value Fund	23.0
Growth Equity Fund	20.7
International Equity Fund	12.3
Institutional Small-Cap Equity Fund	3.2
High-Yield Bond Fund	2.4
Short-Term Bond Fund	1.5
Institutional Real Estate
Securities Fund	1.0
Money Market Fund	0.5
Short-Term investments	0.1

Total	100.0

*	Percent is based on cash available of $0.4 million after adjustment is made for anticipated cash.

32   | 2004 Annual Report     TIAA-CREF Mutual Funds

High-Yield Bond Fund  |   High-yield bonds

DISCUSSION

Performance in the twelve months ended December 31, 2004

The High-Yield Bond Fund returned 9.16% for the year, trailing the 9.91% return of its benchmark, the Merrill Lynch BB/B Cash Pay Issuer Constrained Index. The average return of similar funds was 9.88%, as measured by the Morningstar High-Yield Bond category.

High-yield bonds cool, then rally

During the first half of 2004, short-term interest rates rose, driving down bond prices. The Lehman Brothers U.S. Aggregate Index, which tracks the broad U.S. bond market, gained only 0.15% for the first six months of the year, while the fund’s benchmark rose 1.19% .

     During the year’s second half, corporate earnings rose, and balance sheets strengthened. The default rate of high-yield bonds, which had reached 5.4% in December 2003, dropped to 2.7% by the end of 2004. In addition, the credit quality of high-yield companies improved; there were slightly more debt upgrades than downgrades, a sharp reversal from 2002, when downgrades outnumbered upgrades by almost four to one.

     With the health of the high-yield market improving, investors favored the lower-rated securities, although the “risk premium”—the extra return received for assuming greater risk—declined. For the year, the return of C-rated securities was 17.4% —nearly double that of the benchmark. B-rated bonds gained 10.4%, and BB-rated bonds rose 9.2% .. All three categories surpassed the return of the Lehman Brothers U.S. Aggregate Index, which was 4.34% during 2004.

Contributors and detractors

The fund lagged the benchmark in part because of cash holdings. Performance was also reduced by overweight positions, relative to the benchmark, in American Cellular, Rogers Wireless and Hangar Orthopedic, and in the electric generating sector.

     The negative effects of these holdings were partly offset by successful credit selection in the electronics sector, including Eastman Kodak and Freescale Semiconductor, and in the media services sector, including business information provider Advanstar Communications and the music recording and publishing company EMI Group.

TIAA-CREF Mutual Funds     2004 Annual Report | 33

High-Yield Bond Fund  |   High-yield bonds

Investment objective

The fund seeks high current income and, when consistent with its primary objective, capital appreciation.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including interest rate risk, credit risk, income risk and illiquid security risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Merrill Lynch BB/B Cash Pay Issuer Constrained Index tracks the performance of securities that pay interest in cash and have a credit rating of BB or B. Merrill Lynch uses a composite of Moody’s and Standard & Poor’s credit ratings in selecting bonds for this index. These ratings measure the risk that the bond issuer will fail to pay interest promptly, or to repay principal in full. The index is weighted by market capitalization, so that larger bond issues have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. You cannot invest directly in this index.

Performance as of 12/31/2004			Ticker symbol: TCHYX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
	1 year	since inception[1]	since inception[1]

High-Yield Bond Fund	9.16%	8.35%	46.43%
Benchmark:
Merrill Lynch BB/B Cash Pay
Issuer Constrained Index	9.91	8.11	44.90
Peer group:
Morningstar High-Yield Bond	9.88	5.60	30.53

*	The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: 4/3/2000

34   | 2004 Annual Report     TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since 4/3/2000 inception

An investment of $10,000 in this fund on April 3, 2000, would have grown to $14,643 as of December 31, 2004, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 8.35%, for the quarter ended June 30, 2003
Worst quarter: –5.57%, for the quarter ended June 30, 2002

*	Partial year

TIAA-CREF Mutual Funds     2004 Annual Report | 35

High-Yield Bond Fund  |   High-yield bonds

PERFORMANCE

Fund expenses—six months ended December 31, 2004

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on July 1, 2004, and held for six months until December 31, 2004. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	High-Yield Bond Fund expense example
	Starting fund value	Ending fund value	Expenses paid†
	(7/1/04)	(12/31/04)	(7/1/04–12/31/04)

Actual return	$1,000.00	$1,084.31	$1.78
5% annual hypothetical return	1,000.00	1,023.26	1.73

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six- month expense ratio for that period is 0.34%.

Credit quality of portfolio assets (as of 12/31/2004)			Fund facts

		Percent of	Inception date	4/3/2000
	Rating	invested assets	Net assets (12/31/2004)	$279.28 million
			2004 actual expense ratio	0.34%
Money market
instruments	(not rated)	1.6
Bonds	Baa/BBB	1.7
	Ba/BB	32.6
	B/B	58.2
	Below B/B	5.5
	Not Rated	0.4

Total		100.0

36   | 2004 Annual Report     TIAA-CREF Mutual Funds

Short-Term Bond Fund  |  Short-term bonds

DISCUSSION

Performance in the twelve months ended December 31, 2004

The Short-Term Bond Fund gained 1.73% for the period, closely tracking the 1.85% return of its benchmark, the Lehman Brothers U.S. Government/ Credit 1–5 Year Index, and outpacing the 1.60% average return of similar funds, as measured by the Morningstar Short-Term Bond category.

The market becomes more challenging

Bond returns generally kept pace with those of stocks for much of 2004, as both struggled amid continued high unemployment, rising interest rates and soaring oil prices.

     Starting in June, the Federal Reserve began a series of five increases in short-term interest rates. Rising rates generally cause bond prices to drop, but this time the bond market showed surprising strength. At the end of the third quarter, the Lehman Brothers U.S. Aggregate Index, which tracks the broad domestic bond market, had returned 3.35%, while the Russell 3000® Index, a broad measure of U.S. stocks, stood at 1.62% ..

     In the fourth quarter, however, the quick conclusion of the presidential election and the stabilizing of oil prices sparked a stock market rally that sent stocks surging past bonds. At year’s end, the Lehman Brothers U.S. Aggregate Index had advanced 4.34%, while the Russell 3000 Index posted a return of 11.95% .

     As in 2003, lower-quality corporate issues (triple-B-rated) were the top bond performers for the year, as investors accepted more risk for higher yields. Amid rising interest rates, U.S. Treasury inflation-protected securities also performed well.

Minimizing the effects of higher rates

For most of the year, the portfolio maintained a duration similar to that of the benchmark index. Duration is a measure of a bond portfolio’s sensitivity to interest-rate changes. However, we had an underweight position, relative to the benchmark, in two-year bonds in favor of five-year maturities to avoid the reduced value of shorter-term securities as a result of the Fed’s rate increases.

     We also underweighted U.S. Treasuries and overweighted U.S. agency bonds and corporate issues. This strategy added value as corporate bonds, which generally fare well when interest rates rise, had the strongest performance of all bond sectors for the final six months of the year.

TIAA-CREF Mutual Funds     2004 Annual Report | 37

Short-Term Bond Fund  |   Short-term bonds

Investment objective

The fund seeks high current income consistent with preservation of capital.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including interest rate risk, income risk, credit risk, and prepayment and extension risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Lehman Brothers U.S. Government/Credit 1–5 Year Index primarily tracks the performance of U.S. Treasury and agency securities and corporate bonds with 1–5 year maturities. You cannot invest directly in this index.

Performance as of 12/31/2004			Ticker symbol: TCSTX

		Average annual compound	Cumulative rates
		rates of total return*	of total return*
	1 year	since inception[1]	since inception[1]

Short-Term Bond Fund	1.73%	6.27%	33.55%
Benchmark:
Lehman Brothers U.S. Government/
Credit 1–5 Year Index	1.85	6.25	33.44
Peer group:
Morningstar Short-Term Bond	1.60	4.89	25.54

*	The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: 4/3/2000

38   | 2004 Annual Report     TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since 4/3/2000 inception

An investment of $10,000 in this fund on April 3, 2000, would have grown to $13,355 as of December 31, 2004, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 4.10%, for the quarter ended September 30, 2001
Worst quarter: –1.71%, for the quarter ended June 30, 2004

*	Partial year

TIAA-CREF Mutual Funds     2004 Annual Report | 39

Short-Term Bond Fund  |   Short-term bonds

PERFORMANCE

Fund expenses—six months ended December 31, 2004

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on July 1, 2004, and held for six months until December 31, 2004. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Short-Term Bond Fund expense example
	Starting fund value	Ending fund value	Expenses paid†
	(7/1/04 )	(12/31/04 )	(7/1/04–12/31/04 )

Actual return	$1,000.00	$1,018.70	$1.52
5% annual hypothetical return	1,000.00	1,023.46	1.53

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six- month expense ratio for that period is 0.30%.

Credit quality of portfolio assets			Fund facts
(as of 12/31/2004)
			Inception date	4/3/2000
		Percent of	Net assets (12/31/2004)	$239.11 million
Type of asset	Rating	invested assets	2004 actual expense ratio	0.30%

Money market
instruments	(not rated)	3.2
U.S. Treasury and
agency securities		54.7
Asset-backed securities		1.1
Mortgage-backed
securities		2.7
Corporate bonds	Aaa/AAA	2.7
	Aa/AA	9.8
	A/A	14.6
	Baa/BBB	11.0
	Ba/BB	0.2

Total		100.0

40   | 2004 Annual Report     TIAA-CREF Mutual Funds

Tax-Exempt Bond Fund  |   Tax-exempt bonds

DISCUSSION

Performance in the twelve months ended December 31, 2004

The Tax-Exempt Bond Fund returned 4.55% for the year, topping the 4.15% gain of its benchmark, the Lehman Brothers 10-Year Municipal Bond Index, and outperforming the 3.78% average return of similar funds, as measured by the Morningstar Municipal National Long category.

Supply of municipal bonds drops from record high

In 2003, $387.7 billion of municipal bonds were brought to market; this record-setting amount reflected the belief of many issuers that rates would soon rise. In 2004, volume dipped to $359 billion. More vigilant expense management by the states, coupled with higher tax revenues generated by an improved economy, reduced the need to tap the capital markets. Still, the level of new issues in 2004 was the third-highest on record.

Short-term bond yields rise

Yields on short-term municipal bonds rose during 2004 as their prices fell; the two-year bond yield increased from 1.48% to 2.19% . Meanwhile, the long-term (30-year) bond yield remained about 4.55% . As a result of the rise in short-term rates, the spread between short-term and long-term municipal bond rates was only 2.36 percentage points at the end of 2004, versus an average difference of 2.54 percentage points during the past five years. In 2004, the spread between short- and long-term U.S. government bonds also shrank, as the Federal Reserve raised interest rates five times, leaving the federal funds rate at 2.25% by year-end (The federal funds rate is the rate commercial U.S. banks charge one another for overnight loans.)

A stronger second half produces positive returns

In the first half of the year, the fund outperformed the benchmark, although both dipped into negative territory. At mid-year, the fund was down 0.54% and the benchmark 0.81% .

     During the second half of the year, municipal bonds rallied strongly. Inflation fears eased, thereby increasing demand for tax-free bonds while their supply was declining. The fund participated in this rally, and overweight positions, relative to the benchmark, in issuers such as California, New Jersey, New York, Pennsylvania, Puerto Rico and Texas helped it top the benchmark for the year. Also boosting performance was an overweight allocation to BBB bonds, which made up nearly 15% of the portfolio as of December 31, 2004.

TIAA-CREF Mutual Funds     2004 Annual Report | 41

Tax-Exempt Bond Fund  |   Tax-exempt bonds

Investment objective

The fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including interest rate risk, income risk, credit risk, tax risk and call risk. For a further discussion of risk, please see page six.

The fund’s benchmark

The Lehman Brothers 10-Year Municipal Bond Index tracks the performance of long-term, tax-exempt bonds. These bonds must have a minimum credit rating of Baa and an outstanding par value of at least $5 million, and be issued as part of a transaction of at least $50 million. The index is weighted by market capitalization, meaning that the larger the security, the greater the effect of its return on the return of the index as a whole. You cannot invest directly in this index.

Performance as of 12/31/2004			Ticker symbol: TCTEX

	Average annual compound		Cumulative rates
	rates of total return*		of total return*
	1 year	since inception[1]	since inception[1]

Tax-Exempt Bond Fund	4.55%	7.11%	38.63%
Benchmark:
Lehman Brothers 10-Year
Municipal Bond Index	4.15	6.90	37.34
Peer group:
Morningstar Municipal National Long	3.78	6.04	32.17

*	The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: 4/3/2000

42   | 2004 Annual Report     TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since 4/3/2000 inception

An investment of $10,000 in this fund on April 3, 2000, would have grown to $13,863 as of December 31, 2004, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 5.29%, for the quarter ended September 30, 2002
Worst quarter: –2.41%, for the quarter ended June 30, 2004

*	Partial year

TIAA-CREF Mutual Funds     2004 Annual Report | 43

Tax-Exempt Bond Fund  |   Tax-exempt bonds
PERFORMANCE

Fund expenses—six months ended December 31, 2004

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on July 1, 2004, and held for six months until December 31, 2004. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Tax-Exempt Bond Fund expense example
	Starting fund value	Ending fund value	Expenses paid†
	(7/1/04)	(12/31/04)	(7/1/04–12/31/04)

Actual return	$1,000.00	$1,051.08	$1.55
5% annual hypothetical return	1,000.00	1,023.46	1.53

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period is 0.30%.

Credit quality of portfolio assets			Fund facts
(as of 12/31/2004)
			Inception date	4/3/2000
		Percent of	Net assets (12/31/2004)	$194.66 million
	Rating	invested assets	2004 actual expense ratio	0.30%

Money market
instruments	(not rated)	–1.6
Long-term
municipal bonds
	Aaa/AAA	53.3
	Aa/AA	11.2
	A/A	19.8
	Baa/BBB	14.7
	B/B	0.4
	Not Rated	2.2

Total		100.0

44   | 2004 Annual Report     TIAA-CREF Mutual Funds

Bond Plus Fund |   Intermediate-term bonds

DISCUSSION

Performance in the twelve months ended December 31, 2004

The Bond Plus Fund returned 4.29%, closely tracking the 4.34% return of its benchmark, the Lehman Brothers U.S. Aggregate Index, and topping the 3.81% average return of similar funds, as measured by the Morningstar Intermediate-Term Bond category.

Despite rate increases, bonds gain

Bonds performed well in 2004, even though the Federal Reserve raised short-term interest rates five times. (Bond prices normally fall when interest rates rise.) Slow jobs growth in the first quarter favored bonds over stocks, but by June, with rate increases looming, bond prices suffered one of their worst single-quarter declines in a decade.

     As the economy stalled over the summer, bonds bounced back, and stocks tumbled. During the fourth quarter, with a better jobs outlook and other signs that the economy was recovering, stocks rallied, while bonds again retreated.

     Lower-quality corporate issues (triple-B-rated) were the top performers during the year, as investors accepted more risk for higher yields. U.S. Treasury inflation-protected securities also performed well. The 10-year U.S. Treasury note returned a solid 5.1%, reflecting huge investments by Asia’s central banks seeking to keep their exports competitive with American products by shoring up the declining dollar.

Defensive strategies provide mixed results

The fund benefited from its investments in corporate bonds, which generally do well when interest rates are rising. The fund held a higher percentage of corporate bonds than their share of the benchmark, and they outperformed other fixed-income sectors in the second half of 2004.

     However, an overweight position in shorter-duration mortgage-backed securities early in the year reduced returns, as did a slight underweight later in the year, when these securities performed better than expected.

     The fund maintained a duration similar to that of the benchmark index for most of the year rather than shortening it in anticipation of rising interest rates. This strategy boosted returns in the first quarter when long-term interest rates fell. Keeping duration—a measure of the portfolio’s sensitivity to interest-rate changes—close to the benchmark’s helps mitigate the risk that the fund will underperform the index.

     As of December 31, 2004, the fund’s overall option-adjusted duration was 4.37 years, versus 4.34 years for the benchmark.

TIAA-CREF Mutual Funds     2004 Annual Report | 45

Bond Plus Fund  |   Intermediate-term bonds

Investment objective

The fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including interest rate risk, income risk, credit risk, prepayment and extension risk, company risk, illiquid security risk and foreign investment risks. For a further discussion of risk, please see page six.

The fund’s benchmark

The Lehman Brothers U.S. Aggregate Index tracks the performance of the U.S. investment-grade, fixed-rate bond market, including government and agency securities, corporate bonds, and mortgage-backed and asset-backed securities. You cannot invest directly in this index.

Performance as of 12/31/2004				Ticker symbol: TIPBX

	Average annual compound			Cumulative rates
	rates of total return*			of total return*
			since		since
	1 year	5 years	inception[1]	5 years	inception[1]

Bond Plus Fund	4.29%	7.75%	6.94%	45.28%	63.73%
Benchmark:
Lehman Brothers U.S.
Aggregate Index	4.34	7.70	6.90	44.97	63.24
Peer group:
Morningstar
Intermediate-Term Bond	3.81	6.83	5.91	39.13	52.76

*	The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: 9/2/1997

46   | 2004 Annual Report     TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since 9/2/1997 inception

An investment of $10,000 in this fund on September 2, 1997, would have grown to $16,373 as of December 31, 2004, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 5.11%, for the quarter ended September 30, 2002
Worst quarter: –2.42%, for the quarter ended June 30, 2004

*	Partial year

TIAA-CREF Mutual Funds     2004 Annual Report | 47

Bond Plus Fund  |   Intermediate-term bonds

PERFORMANCE

Fund expenses—six months ended December 31, 2004

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on July 1, 2004, and held for six months until December 31, 2004. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Bond Plus Fund expense example
	Starting fund value	Ending fund value	Expenses paid†
	(7/1/04)	(12/31/04)	(7/1/04–12/31/04)

Actual return	$1,000.00	$1,041.12	$1.54
5% annual hypothetical return	1,000.00	1,023.46	1.53

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six- month expense ratio for that period is 0.30%.

Fund facts

Inception date	9/2/1997
Net assets (12/31/2004)	$469.01 million
2004 actual expense ratio	0.30%

Holdings by market sector (as of 12/31/2004)

Mortgage-backed securities*	40.8%
U.S. government securities	29.6
Corporate bonds	25.2
Money market instruments	3.4
Yankees†	1.0

Total	100.0

*	Includes asset-backed, mortgage-backed, commercial mortgage-backed and other mortgage-backed securities
†	Foreign government and corporate bonds denominated in U.S. dollars

Risk characteristics*
Bond Plus vs. Benchmark (as of 12/31/2004)

	Average	Option-adjusted
	maturity	duration
	(in years)	(in years)

Bond Plus	7.01	4.37
Lehman Brothers
U.S. Aggregate
Index	7.09	4.34

*	As calculated using an analytical model developed by CMS BondEdge, a widely recognized risk analytic software package

About duration

Duration indicates the sensitivity of a bond to changes in interest rates and is measured in years: the lower the duration, the lower the bond’s potential volatility. In order to minimize risk, we seek to keep the fund’s average duration similar to the average duration of the benchmark.

48   | 2004 Annual Report     TIAA-CREF Mutual Funds

Money Market Fund  |   Cash equivalents

DISCUSSION

Performance in the twelve months ended December 31, 2004

The Money Market Fund returned 1.13% for the year, surpassing the 0.82% return of the iMoneyNet Money Fund Report AveragesTM—All Taxable, a simple average of over 1,000 taxable money market funds.

     The year began with historically low short-term interest rates, including a federal funds rate of 1.00% . (The federal funds rate is the rate commercial U.S. banks charge one another for overnight loans.) Disappointing economic data forestalled higher rates in the first quarter, but improved jobs growth set the stage for a Federal Reserve rate increase of a quarter percent on June 30.

     Although energy prices skyrocketed for much of the second half of the year, labor markets continued to improve, and productivity rates also rose. The Fed responded with four more quarter-percent hikes, leaving the federal funds rate at 2.25% at year-end.

LIBOR curve steepens

During the first quarter, the London Interbank Offered Rate (LIBOR) curve was relatively flat, and the supply of short-term credit instruments was scare, placing a premium on security selection. Beginning in the second quarter and continuing through year-end, the LIBOR curve steepened. Expectations of higher interest rates also resulted in an increase in the supply of investments.

Asset allocations enhance returns

We adjusted the fund’s asset allocation throughout 2004 to reflect our continuing reassessment of the short-term credit market. Holdings in commercial paper remained flat during the year, ending 2004 at 80.7%, slightly favoring asset-backed securities over corporates.

     Due to the shortage of high-quality offerings in other markets early in the year, we had about 10% of the fund’s holdings in government agency securities on December 31, 2003; they made up just 8.2% at the end of December 2004. We increased our floating-rate investments to 5.6%, mostly late in the year when the sector’s value declined. At year-end, the remaining 5.5% of the portfolio’s holdings were in domestic and foreign bank notes and certificates of deposit.

     During the period, the weighted average maturity of the fund fluctuated between 39 and 69 days.

TIAA-CREF Mutual Funds     2004 Annual Report | 49

Money Market Fund  |   Cash equivalents

Investment objective

The fund seeks high current income consistent with maintaining liquidity and preserving capital.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including interest rate risk, income risk, credit risk and prepayment and extension risk. For a further discussion of risk, please see page six.

     An investment in this fund is not a deposit of any bank and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. We will attempt to maintain a stable net asset value of $1.00 per share for this fund, but it is possible to lose money by investing in the fund.

Yield and average maturity

	Net annualized yield		Average maturity
	(for the 7 days ended 12/28/2004)		(as of 12/28/2004)
	Current yield	Effective yield	Days

Money Market Fund	1.88%	1.90%	40
iMoneyNet Money Fund
Report AveragesTM—All Taxable	1.60%	1.62%	38

Performance as of 12/31/2004				Ticker symbol: TIAXX

	Average annual compound			Cumulative rates
	rates of total return*			of total return
			since		since
	1 year	5 years	inception[1]	5 years	inception[1]

Money Market Fund	1.13%	2.80%	3.58%	14.81%	29.47%
iMoneyNet Money Fund
Report Averages—All Taxable	0.82	2.45	3.23	12.78	26.06

*	The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: 9/2/1997

50   | 2004 Annual Report     TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since 9/2/1997 inception

An investment of $10,000 in this fund on September 2, 1997, would have grown to $12,947 as of December 31, 2004, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 1.63%, for the quarter ended December 31, 2000
Worst quarter: 0.20%, for the quarter ended March 31, 2004

*	Partial year

TIAA-CREF Mutual Funds     2004 Annual Report | 51

Money Market Fund  |   Cash equivalents

PERFORMANCE

Fund expenses—six months ended December 31, 2004

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on July 1, 2004, and held for six months until December 31, 2004. Please see page eight for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Money Market Fund expense example
	Starting fund value	Ending fund value	Expenses paid†
	(7/1/04)	(12/31/04)	(7/1/04–12/31/04)

Actual return	$1,000.00	$1,007.09	$1.46
5% annual hypothetical return	1,000.00	1,023.51	1.48

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six- month expense ratio for that period is 0.29%.

Asset allocation (as of 12/31/2004)		Fund facts

	Percent of	Inception date	9/2/1997
	net assets	Net assets (12/31/2004)	$600.69 million
		2004 actual expense ratio	0.29%
Commercial paper and corporate notes	80.7
U.S. government and agency securities	8.2
Floating-rate securities	5.6
Certificates of deposit	5.5

Total	100.0

52   | 2004 Annual Report     TIAA-CREF Mutual Funds

Report of management responsibility

To the Shareholders of TIAA-CREF Mutual Funds:

The accompanying financial statements of the TIAA-CREF Mutual Funds (the “Funds”) are the responsibility of management. They have been prepared in accordance with U.S. generally accepted accounting principles and have been presented fairly and objectively in accordance with such principles.

     The Funds have established and maintain a strong system of internal controls and disclosure controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management’s authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, the Funds’ internal audit personnel provide a continuing review of the internal controls and operations of the Funds, and the chief audit executive regularly reports to the Audit Committee of the Funds’ Board of Trustees.

     The accompanying financial statements have been audited by the independent registered public accounting firm of Ernst & Young LLP. To maintain auditor independence and avoid any conflict of interest, it continues to be the Funds’ policy that any management advisory or consulting services be obtained from a firm other than the external financial audit firm. The report of the independent registered public accounting firm, which follows the notes to financial statements, expresses an independent opinion on the fairness of presentation of these financial statements.

     The Audit Committee of the Funds’ Board of Trustees, consisting entirely of trustees who are not officers of TIAA-CREF Mutual Funds, meets regularly with management, representatives of Ernst & Young LLP and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the financial statements of the Funds by the independent registered public accounting firm, the Securities and Exchange Commission performs periodic examinations of the Funds’ operations.

/s/ Bertram L. Scott	/s/ Elizabeth A. Monrad
Bertram L. Scott President	Elizabeth A. Monrad Executive Vice President and Chief Financial Officer

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 53

Report of the audit committee

To the Shareholders of TIAA-CREF Mutual Funds:

The Audit Committee (“Committee”) oversees the financial reporting process of the TIAA-CREF Mutual Funds (the “Funds”) on behalf of the Funds’ Board of Trustees. The Committee is a standing committee of the Board and operates in accordance with a formal written charter (copies of which are available upon request) which describes the Committee’s responsibilities. All members of the Committee are independent, as defined under the listing standards of the New York Stock Exchange.

     Management has the primary responsibility for the Funds’ financial statements, development and maintenance of a strong system of internal controls and disclosure controls, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal auditing group and the independent auditing firm in connection with their respective audits of the Funds. The Committee also meets regularly with the internal and independent auditors, both with and without management present, to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. As required by its charter, the Committee will evaluate rotation of the external financial audit firm whenever circumstances warrant, but in no event will the evaluation be later than between their fifth and tenth years of service.

     The Committee reviewed and discussed the accompanying audited financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity and completeness of disclosures in the financial statements. The Committee has also discussed the audited financial statements with Ernst & Young LLP, the independent registered public accounting firm responsible for expressing an opinion on the conformity of these audited financial statements with U.S. generally accepted accounting principles.

     The discussion with Ernst & Young LLP focused on their judgments concerning the quality and appropriateness of the accounting principles and financial reporting practices followed by the Funds, the clarity and completeness of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, internal controls, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with Ernst & Young LLP the auditors’ independence from management and the Funds, and has received a written disclosure regarding such independence, as required by the Independence Standards Board.

54 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Report of the audit committee	concluded

     Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited financial statements for publication and filing with appropriate regulatory authorities.

Maceo K. Sloan, Audit Committee Chair Willard T. Carleton, Audit Committee Member Martin J. Gruber, Audit Committee Member Bridget A. Macaskill, Audit Committee Member February 14, 2005
SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 55

International Equity Fund |	Summary portfolio of investments December 31, 2004

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS

	APPAREL AND ACCESSORY STORES		$936,368	0.26%

	APPAREL AND OTHER TEXTILE PRODUCTS		578,511	0.16

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		1,482,776	0.41

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Wolseley plc	301,309	5,631,538	1.56
	Other		49,101	0.01

			5,680,639	1.57

	BUSINESS SERVICES
v*	Cintra Concesiones de Infraestructuras de Transporte S.A.	218,585	2,400,662	0.66
	Other		10,884,300	3.01

			13,284,962	3.67

	CHEMICALS AND ALLIED PRODUCTS
	GlaxoSmithKline plc	171,969	4,034,599	1.11
	Novartis AG. (Regd)	85,117	4,289,160	1.19
	Reckitt Benckiser plc	225,341	6,809,637	1.88
	Sanofi-Aventis	63,155	5,047,593	1.40
	Shin-Etsu Chemical Co Ltd	57,985	2,376,666	0.66
	Takeda Pharmaceutical Co Ltd	58,722	2,957,017	0.82
	Other		7,824,071	2.16

			33,338,743	9.22

	COMMUNICATIONS
	KDDI Corp	530	2,855,080	0.79
	KPN NV	309,020	2,936,047	0.81
	Vodafone Group plc	1,416,697	3,841,886	1.06
	Vodafone Group plc (Spon ADR)	115,578	3,164,526	0.88
	Other		6,493,888	1.79

			19,291,427	5.33

	DEPOSITORY INSTITUTIONS
	Banca Intesa S.p.A.	1,030,927	4,960,557	1.37
	Depfa Bank plc	358,085	6,011,078	1.66
	HSBC Holdings plc (United Kingdom)	294,037	4,962,150	1.37
	Mitsubishi Tokyo Financial Group, Inc	266	2,699,717	0.75
	Royal Bank of Scotland Group plc	282,025	9,486,384	2.62
	Shinsei Bank Ltd	477,000	3,249,205	0.90
	UBS AG. (Regd)	131,410	11,019,210	3.05
	Other		12,173,454	3.37

			54,561,755	15.09

	ELECTRIC, GAS, AND SANITARY SERVICES
	E.ON AG.	84,238	7,678,402	2.12
	Other		4,564,102	1.27

			12,242,504	3.39

56 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund |	Summary portfolio of investments December 31, 2004	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	ABB Ltd	1,034,968	$5,779,656	1.60%
	Kyocera Corp	25,600	1,971,153	0.55
	Nokia Oyj	177,298	2,800,330	0.77
	STMicroelectronics NV	427,242	8,333,455	2.30
	Other		7,763,842	2.15

			26,648,436	7.37

	FABRICATED METAL PRODUCTS		611,653	0.17

	FOOD AND KINDRED PRODUCTS
	Groupe Danone	29,624	2,736,103	0.76
	Pernod-Ricard	15,998	2,450,693	0.68
	Other		4,549,751	1.25

			9,736,547	2.69

	FOOD STORES
	Tesco plc	1,524,436	9,416,874	2.60
	Other		39,582	0.01

			9,456,456	2.61

	GENERAL BUILDING CONTRACTORS		2,330,018	0.64

	GENERAL MERCHANDISE STORES		797,033	0.22

	HEALTH SERVICES		199,345	0.05

	HEAVY CONSTRUCTION, EXCEPT BUILDING
	Vinci S.A.	49,741	6,679,911	1.85
	Other		558,127	0.15

			7,238,038	2.00

	HOLDING AND OTHER INVESTMENT OFFICES
	iShares MSCI EAFE Index Fund	17,700	2,836,425	0.78
	Other		1,899,675	0.53

			4,736,100	1.31

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	95,114	4,164,227	1.15

			4,164,227	1.15

	INDUSTRIAL MACHINERY AND EQUIPMENT		9,149,413	2.53

	INSTRUMENTS AND RELATED PRODUCTS
	The Swatch Group AG. (Regd)	101,533	3,018,042	0.84
	Other		3,694,292	1.02

			6,712,334	1.86

	INSURANCE CARRIERS
	Zurich Financial Services AG.	33,786	5,633,476	1.56
	Other		10,012,363	2.77

			15,645,839	4.33

	LOCAL AND INTERURBAN PASSENGER TRANSIT		534,010	0.15

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 57

International Equity Fund |	Summary portfolio of investments December 31, 2004	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	LUMBER AND WOOD PRODUCTS		$67,006	0.02%

	METAL MINING		3,216,136	0.89

	MISCELLANEOUS RETAIL		1,238,344	0.34

	NONDEPOSITORY INSTITUTIONS
*	Hypo Real Estate Holding	141,568	5,869,001	1.62
	Other		1,926,666	0.54

			7,795,667	2.16

	OIL AND GAS EXTRACTION
	Total S.A.	10,550	2,304,452	0.64
	Other		1,757,842	0.48

			4,062,294	1.12

	PAPER AND ALLIED PRODUCTS		3,572,551	0.99

	PERSONAL SERVICES		63,319	0.02

	PETROLEUM AND COAL PRODUCTS
	BHP Billiton Ltd	234,047	2,814,421	0.78
	BP plc	208,069	2,029,318	0.56
	BP plc (Spon ADR)	45,854	2,677,874	0.74
	ENI S.p.A.	237,567	5,948,055	1.64
	Repsol YPF S.A.	81,741	2,128,799	0.59
	Royal Dutch Petroleum Co	66,873	3,849,492	1.07
	Other		1,957,080	0.54

			21,405,039	5.92

	PRIMARY METAL INDUSTRIES		1,805,793	0.50

	PRINTING AND PUBLISHING
	Reed Elsevier NV	218,437	2,978,012	0.82
	Reed Elsevier plc	509,108	4,696,586	1.30
	Other		523,414	0.15

			8,198,012	2.27

	RAILROAD TRANSPORTATION		751,479	0.21

	REAL ESTATE		3,612,707	1.00

	SECURITY AND COMMODITY BROKERS
	Deutsche Boerse AG.	122,240	7,357,329	2.03
	Other		2,190,749	0.61

			9,548,078	2.64

	STONE, CLAY, AND GLASS PRODUCTS
	CRH plc	136,119	3,641,188	1.01
	Holcim Ltd (Regd)	178,550	10,756,024	2.97
	Other		1,950,790	0.54

			16,348,002	4.52

	TRANSPORTATION BY AIR		1,298,508	0.36

58 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund |	Summary portfolio of investments December 31, 2004	concluded

					% OF NET
	COMPANY		SHARES	VALUE	ASSETS

	TRANSPORTATION EQUIPMENT
*	Fiat S.p.A.		1,271,361	$10,195,773	2.82%
	Toyota Motor Corp		118,600	4,826,408	1.34
	Other			2,541,930	0.70

				17,564,111	4.86

	TRANSPORTATION SERVICES			156,452	0.04

	TRUCKING AND WAREHOUSING			1,139,846	0.31

	WATER TRANSPORTATION			1,979,632	0.55

	WHOLESALE TRADE-DURABLE GOODS			1,322,286	0.36

	WHOLESALE TRADE-NONDURABLE GOODS
	Celesio AG.		88,505	7,198,776	1.99
	Inditex S.A.		229,194	6,760,239	1.87
	Other			531,164	0.15

				14,490,179	4.01

	TOTAL COMMON STOCKS		(Cost $314,555,676)	358,992,575	99.27

	ISSUER		PRINCIPAL

	SHORT-TERM INVESTMENTS
	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank (FHLB)	1.000%, 01/03/05	$3,010,000	$3,009,461	0.83%

				3,009,461	0.83

	TOTAL SHORT-TERM INVESTMENTS		(Cost $3,009,791)	3,009,461	0.83

	TOTAL PORTFOLIO			362,002,036	100.10%
	OTHER ASSETS AND LIABILITIES, NET		(Cost $317,565,467)	(354,026)	(0.10)

	NET ASSETS			$361,648,010	100.00%

*	Non-income producing
v	Security valued at fair value

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2004, the aggregate cost of portfolio investments for federal income tax purposes was $320,191,638. Net unrealized appreciation of portfolio investments aggregated $41,810,398 of which $46,109,789 related to appreciated portfolio investments and $4,299,391 related to depreciated portfolio investments.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 59

Growth Equity Fund |	Summary portfolio of investments December 31, 2004

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS

	APPAREL AND OTHER TEXTILE PRODUCTS		$3,971,385	0.70%

	BUILDING MATERIALS AND GARDEN SUPPLIES		3,818,678	0.67

	BUSINESS SERVICES
	Adobe Systems, Inc	78,716	4,938,642	0.87
*	Google, Inc (Class A)	27,985	5,403,904	0.95
	Microsoft Corp	388,059	10,365,056	1.83
	SAP AG. (Spon ADR)	156,225	6,906,707	1.22
*	Symantec Corp	196,622	5,064,983	0.89
*	Yahoo!, Inc	175,785	6,623,579	1.17
	Other		21,306,510	3.76

			60,609,381	10.69

	CHEMICALS AND ALLIED PRODUCTS
*	Biogen Idec, Inc	114,162	7,604,331	1.34
*	Forest Laboratories, Inc	121,733	5,460,942	0.96
	Gillette Co	266,830	11,948,647	2.11
	Lilly (Eli) & Co	112,079	6,360,483	1.12
	Pfizer, Inc	505,583	13,595,127	2.40
	Procter & Gamble Co	333,771	18,384,107	3.24
	Schering-Plough Corp	443,212	9,254,267	1.63
	Other		20,091,993	3.55

			92,699,897	16.35

	COMMUNICATIONS		5,761,640	1.02

	DEPOSITORY INSTITUTIONS		2,688,577	0.47

	EATING AND DRINKING PLACES		2,265,767	0.40

	EDUCATIONAL SERVICES
*	Career Education Corp	164,907	6,596,280	1.16
	Other		2,637,764	0.47

			9,234,044	1.63

	ELECTRIC, GAS, AND SANITARY SERVICES		1,087,032	0.19

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Intel Corp	453,789	10,614,125	1.87
	Maxim Integrated Products, Inc	112,562	4,771,503	0.84
	Motorola, Inc	531,067	9,134,352	1.61
	National Semiconductor Corp	318,946	5,725,081	1.01
	Qualcomm, Inc	349,129	14,803,070	2.61
	Taiwan Semiconductor Manufacturing Co Ltd (Spon ADR)	1,010,883	8,582,397	1.51
	Xilinx, Inc	173,891	5,155,868	0.91
	Other		9,102,829	1.61

			67,889,225	11.97

	ENGINEERING AND MANAGEMENT SERVICES
*	Accenture Ltd (Class A)	236,279	6,379,533	1.13
	Monsanto Co	109,447	6,079,781	1.07
	Other		2,330,799	0.41

			14,790,113	2.61

60 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Growth Equity Fund |	Summary portfolio of investments December 31, 2004	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	FABRICATED METAL PRODUCTS		$645,053	0.11%

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	227,785	11,890,377	2.10
	Other		8,839,107	1.56

			20,729,484	3.66

	FURNITURE AND FIXTURES		354,290	0.06

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	205,981	8,204,223	1.45

			8,204,223	1.45

	GENERAL MERCHANDISE STORES
*	Kohl’s Corp	164,356	8,081,385	1.42
	Target Corp	193,300	10,038,069	1.77
	Wal-Mart Stores, Inc	119,218	6,297,095	1.11

			24,416,549	4.30

	HEALTH SERVICES
*	Express Scripts, Inc	84,581	6,465,372	1.14
	Other		4,408,543	0.78

			10,873,915	1.92

	HOTELS AND OTHER LODGING PLACES
	Starwood Hotels & Resorts Worldwide, Inc	148,909	8,696,286	1.53
	Other		1,172,064	0.21

			9,868,350	1.74

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	112,759	9,254,131	1.63
*	Cisco Systems, Inc	987,695	19,062,514	3.36
*	Dell, Inc	401,263	16,909,223	2.98
	Other		9,306,675	1.65

			54,532,543	9.62

	INSTRUMENTS AND RELATED PRODUCTS
	Guidant Corp	100,874	7,273,015	1.28
	Medtronic, Inc	203,431	10,104,418	1.78
*	St. Jude Medical, Inc	263,246	11,037,905	1.95
*	Zimmer Holdings, Inc	73,696	5,904,524	1.04
	Other		3,963,069	0.70

			38,282,931	6.75

	INSURANCE AGENTS, BROKERS AND SERVICE		600,820	0.11

	INSURANCE CARRIERS
	American International Group, Inc	226,497	14,874,058	2.62
	Other		3,852,530	0.68

			18,726,588	3.30

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 61

Growth Equity Fund |	Summary portfolio of investments December 31, 2004	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	MISCELLANEOUS RETAIL
*	eBay, Inc	97,169	$11,298,811	1.99%
	Staples, Inc	154,553	5,209,982	0.92

			16,508,793	2.91

	MOTION PICTURES
	News Corp (Class A)	318,736	5,947,614	1.05
*	Time Warner, Inc	355,972	6,920,096	1.22
	Other		2,996,824	0.53

			15,864,534	2.80

	NONDEPOSITORY INSTITUTIONS
	American Express Co	267,553	15,081,963	2.66
	Fannie Mae	81,602	5,810,878	1.02
	MBNA Corp	242,108	6,825,025	1.20
	Other		1,214,281	0.22

			28,932,147	5.10

	OIL AND GAS EXTRACTION		2,136,998	0.38

	SECURITY AND COMMODITY BROKERS
	Goldman Sachs Group, Inc	63,671	6,624,331	1.17
	Other		2,811,588	0.49

			9,435,919	1.66

	TRANSPORTATION BY AIR		2,712,232	0.48

	TRANSPORTATION EQUIPMENT
	United Technologies Corp	44,219	4,570,034	0.81
	Other		4,662,634	0.82

			9,232,668	1.63

	TRUCKING AND WAREHOUSING
	United Parcel Service, Inc (Class B)	55,370	4,731,920	0.83

			4,731,920	0.83

	WATER TRANSPORTATION
	Royal Caribbean Cruises Ltd	89,555	4,875,374	0.86
	Other		1,500,570	0.26

			6,375,944	1.12

	WHOLESALE TRADE-DURABLE GOODS
	Johnson & Johnson	277,765	17,615,852	3.11

			17,615,852	3.11

	WHOLESALE TRADE-NONDURABLE GOODS		725,803	0.13

	TOTAL COMMON STOCKS	(Cost $532,512,749)	566,323,295	99.87

62 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Growth Equity Fund |	Summary portfolio of investments December 31, 2004	concluded

		VALUE	% OF NET
ISSUER		(000)	ASSETS

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		$2,269,593	0.40%

TOTAL SHORT-TERM INVESTMENTS	(Cost $2,269,842)	2,269,593	0.40

TOTAL PORTFOLIO	(Cost $534,782,591)	568,592,888	100.27%
OTHER ASSETS AND LIABILITIES, NET		(1,520,232)	(0.27)

NET ASSETS		$567,072,656	100.00%

* Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2004, the aggregate cost of portfolio investments for federal income tax purposes was $540,293,970. Net unrealized appreciation of portfolio investments aggregated $28,298,918 of which $76,408,984 related to appreciated portfolio investments and $48,110,066 related to depreciated portfolio investments.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 63

Growth & Income Fund |	Summary portfolio of investments December 31, 2004

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$334,450	0.06%

	APPAREL AND ACCESSORY STORES		2,833,253	0.53

	APPAREL AND OTHER TEXTILE PRODUCTS		1,539,564	0.28

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		392,633	0.07

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	104,598	4,470,519	0.83
	Other		1,453,975	0.27

			5,924,494	1.10

	BUSINESS SERVICES
	Cendant Corp	168,600	3,941,868	0.73
	Microsoft Corp	486,400	12,991,744	2.41
	Other		18,411,473	3.43

			35,345,085	6.57

	CHEMICALS AND ALLIED PRODUCTS
*	Amgen, Inc	59,552	3,820,261	0.71
	Clorox Co	49,700	2,928,821	0.54
	Gillette Co	82,300	3,685,394	0.68
	Merck & Co, Inc	143,700	4,618,518	0.86
	Pfizer, Inc	328,500	8,833,365	1.64
	Procter & Gamble Co	172,300	9,490,284	1.76
	Other		18,533,285	3.45

			51,909,928	9.64

	COMMUNICATIONS
*	Comcast Corp (Class A)	101,292	3,370,998	0.63
	Sprint Corp	132,449	3,291,358	0.61
	Verizon Communications, Inc	134,648	5,454,590	1.01
	Viacom, Inc (Class B)	81,803	2,976,811	0.55
	Other		11,778,271	2.19

			26,872,028	4.99

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	197,782	9,293,776	1.73
	Citigroup, Inc	264,465	12,741,924	2.37
	JPMorgan Chase & Co	178,181	6,950,841	1.29
	U.S. Bancorp	175,893	5,508,969	1.02
	Wachovia Corp	55,800	2,935,080	0.55
	Wells Fargo & Co	81,534	5,067,338	0.94
	Other		10,641,358	1.97

			53,139,286	9.87

	EATING AND DRINKING PLACES		2,435,974	0.45

	ELECTRIC, GAS, AND SANITARY SERVICES		13,553,785	2.52

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	General Electric Co	491,200	17,928,800	3.33
	Intel Corp	361,222	8,448,983	1.57

64 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund |	Summary portfolio of investments December 31, 2004	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT—(continued)
	Motorola, Inc	200,167	$3,442,872	0.64%
	Other		9,667,688	1.80

			39,488,343	7.34

	ENGINEERING AND MANAGEMENT SERVICES		2,079,725	0.39

	FABRICATED METAL PRODUCTS
	Illinois Tool Works, Inc	47,048	4,360,409	0.81
	Other		3,087,768	0.57

			7,448,177	1.38

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	119,207	4,962,587	0.92
	PepsiCo, Inc	102,812	5,366,786	1.00
	Other		9,463,004	1.76

			19,792,377	3.68

	FOOD STORES		846,499	0.16

	FORESTRY		962,658	0.18

	FURNITURE AND FIXTURES		435,919	0.08

	FURNITURE AND HOMEFURNISHINGS STORES		1,984,628	0.37

	GENERAL BUILDING CONTRACTORS		1,000,400	0.19

	GENERAL MERCHANDISE STORES
	Costco Wholesale Corp	71,305	3,451,875	0.64
	Wal-Mart Stores, Inc	165,491	8,741,235	1.62
	Other		3,258,015	0.61

			15,451,125	2.87

	HEALTH SERVICES		2,012,743	0.37

	HOLDING AND OTHER INVESTMENT OFFICES		3,525,378	0.65

	HOTELS AND OTHER LODGING PLACES		1,122,092	0.21

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	38,689	3,175,206	0.59
	Baker Hughes, Inc	68,731	2,932,752	0.55
*	Cisco Systems, Inc	377,283	7,281,562	1.35
*	Dell, Inc	163,902	6,906,830	1.28
	International Business Machines Corp	85,445	8,423,168	1.57
	Other		15,348,609	2.85

			44,068,127	8.19

	INSTRUMENTS AND RELATED PRODUCTS
	Becton Dickinson & Co	59,100	3,356,880	0.62
	Medtronic, Inc	80,558	4,001,316	0.75
	Other		8,988,994	1.67

			16,347,190	3.04

	INSURANCE AGENTS, BROKERS AND SERVICE		391,304	0.07

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 65

Growth & Income Fund |	Summary portfolio of investments December 31, 2004	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INSURANCE CARRIERS
	American International Group, Inc	144,459	$9,486,623	1.76%
	Cigna Corp	38,973	3,179,028	0.59
	Other		23,709,427	4.41

			36,375,078	6.76

	LEATHER AND LEATHER PRODUCTS		6,824	0.00

	LUMBER AND WOOD PRODUCTS		1,291,542	0.24

	METAL MINING
	Phelps Dodge Corp	34,300	3,392,956	0.63
	Other		626,181	0.12

			4,019,137	0.75

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,081,512	0.20

	MISCELLANEOUS RETAIL		6,916,259	1.28

	MOTION PICTURES
*	Time Warner, Inc	334,905	6,510,553	1.21
	Walt Disney Co	143,567	3,991,163	0.74
	Other		3,058,350	0.57

			13,560,066	2.52

	NONDEPOSITORY INSTITUTIONS
	American Express Co	131,557	7,415,868	1.38
	Fannie Mae	88,089	6,272,818	1.17
	MBNA Corp	144,093	4,061,982	0.75
	Other		3,708,491	0.69

			21,459,159	3.99

	OIL AND GAS EXTRACTION		2,696,071	0.50

	PAPER AND ALLIED PRODUCTS		5,628	0.00

	PERSONAL SERVICES		29,737	0.01

	PETROLEUM AND COAL PRODUCTS
	ConocoPhillips	51,614	4,481,644	0.83
	ExxonMobil Corp	390,803	20,032,562	3.72
	Other		4,446,368	0.83

			28,960,574	5.38

	PRIMARY METAL INDUSTRIES		851,738	0.16

	PRINTING AND PUBLISHING		2,552,629	0.47

	RAILROAD TRANSPORTATION		1,773,861	0.33

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		35,224	0.01

	SECURITY AND COMMODITY BROKERS		4,529,522	0.84

	SPECIAL TRADE CONTRACTORS		1,022,498	0.19

	TOBACCO PRODUCTS
	Altria Group, Inc	119,900	7,325,890	1.36
	Other		1,017,671	0.19

			8,343,561	1.55

66 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund |	Summary portfolio of investments December 31, 2004	concluded

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

TRANSPORTATION BY AIR		$4,645,935	0.86%

TRANSPORTATION EQUIPMENT
Boeing Co	91,314	4,727,326	0.88
United Technologies Corp	50,000	5,167,500	0.96
Other		6,520,037	1.21

		16,414,863	3.05

TRUCKING AND WAREHOUSING
United Parcel Service, Inc (Class B)	77,225	6,599,649	1.23
Other		490,980	0.09

		7,090,629	1.32

WHOLESALE TRADE-DURABLE GOODS
Johnson & Johnson	171,883	10,900,820	2.02
Other		1,879,646	0.35

		12,780,466	2.37

WHOLESALE TRADE-NONDURABLE GOODS
Cardinal Health, Inc	49,700	2,890,055	0.54
Other		5,676,194	1.05

		8,566,249	1.59

TOTAL COMMON STOCKS	(Cost $508,549,162)	536,245,927	99.62

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		1,699,695	0.32

TOTAL SHORT-TERM INVESTMENTS	(Cost $1,699,882)	1,699,695	0.32

TOTAL PORTFOLIO	(Cost $510,249,044)	537,945,622	99.94%
OTHER ASSETS AND LIABILITIES, NET		320,340	0.06

NET ASSETS		538,265,962	100.00%

* Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2004, the aggregate cost of portfolio investments for federal income tax purposes was $516,089,247. Net unrealized appreciation of portfolio investments aggregated $21,856,375 of which $45,744,982 related to appreciated portfolio investments and $23,888,607 related to depreciated portfolio investments.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 67

Equity Index Fund |	Summary portfolio of investments December 31, 2004

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	PREFERRED STOCKS

	HEALTH SERVICES		$8,700	0.00%

	HOLDING AND OTHER INVESTMENT OFFICES		20,668	0.01

	TOTAL PREFERRED STOCKS	(Cost $16,952)	29,368	0.01

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		43,924	0.01

	AGRICULTURAL PRODUCTION-LIVESTOCK		9,980	0.00

	AMUSEMENT AND RECREATION SERVICES		771,167	0.22

	APPAREL AND ACCESSORY STORES		2,087,642	0.59

	APPAREL AND OTHER TEXTILE PRODUCTS		622,631	0.17

	AUTO REPAIR, SERVICES AND PARKING		139,038	0.04

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		617,247	0.17

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	59,841	2,557,604	0.72
	Other		1,479,887	0.41

			4,037,491	1.13

	BUSINESS SERVICES
	Microsoft Corp	244,616	6,533,693	1.83
*	Oracle Corp	100,768	1,382,537	0.39
	Other		16,462,974	4.61

			24,379,204	6.83

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	41,626	1,941,853	0.54
*	Amgen, Inc	34,560	2,217,024	0.62
	Lilly (Eli) & Co	26,053	1,478,508	0.41
	Merck & Co, Inc	59,283	1,905,356	0.53
	Pfizer, Inc	203,705	5,477,627	1.54
	Procter & Gamble Co	68,598	3,778,378	1.06
	Wyeth	35,656	1,518,589	0.43
	Other		16,959,996	4.76

			35,277,331	9.89

	COAL MINING		305,188	0.09

	COMMUNICATIONS
	BellSouth Corp	48,862	1,357,875	0.38
*	Comcast Corp (Class A)	44,931	1,495,304	0.42
	SBC Communications, Inc	88,375	2,277,424	0.64
	Verizon Communications, Inc	73,822	2,990,529	0.84
	Viacom, Inc (Class B)	40,859	1,486,859	0.42
	Other		7,712,601	2.16

			17,320,592	4.86

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	108,640	5,104,994	1.43
	Citigroup, Inc	137,748	6,636,699	1.86

68 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Equity Index Fund |	Summary portfolio of investments December 31, 2004	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	DEPOSITORY INSTITUTIONS—(continued)
	JPMorgan Chase & Co	94,947	$3,703,882	1.04%
	U.S. Bancorp	50,480	1,581,034	0.44
	Wachovia Corp	42,846	2,253,700	0.63
	Wells Fargo & Co	44,928	2,792,275	0.78
	Other		13,791,770	3.88

			35,864,354	10.06

	EATING AND DRINKING PLACES		2,612,941	0.73

	EDUCATIONAL SERVICES		725,734	0.20

	ELECTRIC, GAS, AND SANITARY SERVICES		13,260,407	3.72

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
d	General Electric Co	282,025	10,293,913	2.89
	Intel Corp	172,463	4,033,910	1.13
	Qualcomm, Inc	43,316	1,836,598	0.51
	Other		11,440,377	3.21

			27,604,798	7.74

	ENGINEERING AND MANAGEMENT SERVICES		3,318,676	0.93

	FABRICATED METAL PRODUCTS		2,636,463	0.74

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	56,206	2,339,856	0.65
	PepsiCo, Inc	45,576	2,379,067	0.67
	Other		5,849,672	1.64

			10,568,595	2.96

	FOOD STORES		1,776,063	0.50

	FORESTRY		411,655	0.12

	FURNITURE AND FIXTURES		1,124,526	0.32

	FURNITURE AND HOMEFURNISHINGS STORES		1,400,602	0.39

	GENERAL BUILDING CONTRACTORS		1,513,057	0.42

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	68,431	3,614,525	1.01
	Other		4,207,336	1.18

			7,821,861	2.19

	HEALTH SERVICES		2,828,116	0.79

	HEAVY CONSTRUCTION, EXCEPT BUILDING		47,461	0.01

	HOLDING AND OTHER INVESTMENT OFFICES
	SPDR Trust Series 1	19,000	2,296,530	0.64
	Other		9,366,885	2.63

			11,663,415	3.27

	HOTELS AND OTHER LODGING PLACES		1,325,264	0.37

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 69

Equity Index Fund |	Summary portfolio of investments December 31, 2004	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	20,927	$1,717,479	0.48%
*	Cisco Systems, Inc	180,271	3,479,230	0.97
*	Dell, Inc	67,609	2,849,043	0.80
	Hewlett-Packard Co	81,368	1,706,287	0.48
d	International Business Machines Corp	44,975	4,433,636	1.24
	Other		10,656,730	2.99

			24,842,405	6.96

	INSTRUMENTS AND RELATED PRODUCTS
	Medtronic, Inc	32,340	1,606,328	0.45
	Other		9,140,086	2.56

			10,746,414	3.01

	INSURANCE AGENTS, BROKERS AND SERVICE		1,193,136	0.33

	INSURANCE CARRIERS
	American International Group, Inc	61,354	4,029,117	1.13
	UnitedHealth Group, Inc	17,845	1,570,895	0.44
	Other		11,890,502	3.33

			17,490,514	4.90

	JUSTICE, PUBLIC ORDER AND SAFETY		10,632	0.00

	LEATHER AND LEATHER PRODUCTS		410,356	0.12

	LEGAL SERVICES		6,083	0.00

	LOCAL AND INTERURBAN PASSENGER TRANSIT		42,757	0.01

	LUMBER AND WOOD PRODUCTS		496,446	0.14

	METAL MINING		995,715	0.28

	MISCELLANEOUS MANUFACTURING INDUSTRIES		526,768	0.15

	MISCELLANEOUS RETAIL
*	eBay, Inc	13,928	1,619,548	0.45
	Other		3,670,385	1.03

			5,289,933	1.48

	MOTION PICTURES
*	Time Warner, Inc	117,195	2,278,271	0.64
	Walt Disney Co	54,797	1,523,357	0.43
	Other		976,336	0.27

			4,777,964	1.34

	NONDEPOSITORY INSTITUTIONS
	American Express Co	30,114	1,697,526	0.47
	Fannie Mae	25,936	1,846,903	0.52
	Other		4,909,300	1.38

			8,453,729	2.37

	NONMETALLIC MINERALS, EXCEPT FUELS		162,602	0.05

	OIL AND GAS EXTRACTION		6,324,406	1.77

70 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Equity Index Fund |	Summary portfolio of investments December 31, 2004	continued

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

PAPER AND ALLIED PRODUCTS		$2,509,916	0.70%

PERSONAL SERVICES		640,745	0.18

PETROLEUM AND COAL PRODUCTS
ChevronTexaco Corp	57,374	3,012,709	0.84
ConocoPhillips	18,345	1,592,896	0.45
ExxonMobil Corp	174,892	8,964,964	2.51
Other		1,377,313	0.39

		14,947,882	4.19

PRIMARY METAL INDUSTRIES		2,085,443	0.59

PRINTING AND PUBLISHING		2,899,017	0.81

RAILROAD TRANSPORTATION		1,682,226	0.47

REAL ESTATE		315,977	0.09

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		920,826	0.26

SECURITY AND COMMODITY BROKERS
Merrill Lynch & Co, Inc	25,570	1,528,319	0.43
Morgan Stanley	29,327	1,628,235	0.45
Other		4,312,561	1.21

		7,469,115	2.09

SOCIAL SERVICES		28,067	0.01

SPECIAL TRADE CONTRACTORS		127,000	0.04

STONE, CLAY, AND GLASS PRODUCTS		623,796	0.18

TOBACCO PRODUCTS
Altria Group, Inc	54,758	3,345,714	0.94
Other		602,257	0.17

		3,947,971	1.11

TRANSPORTATION BY AIR		1,475,273	0.41

TRANSPORTATION EQUIPMENT
United Technologies Corp	13,775	1,423,646	0.40
Other		7,560,568	2.12

		8,984,214	2.52

TRANSPORTATION SERVICES		484,231	0.14

TRUCKING AND WAREHOUSING		1,773,742	0.50

WATER TRANSPORTATION		120,229	0.03

WHOLESALE TRADE-DURABLE GOODS
Johnson & Johnson	79,207	5,023,308	1.41
Other		1,638,389	0.46

		6,661,697	1.87

WHOLESALE TRADE-NONDURABLE GOODS		2,548,542	0.71

TOTAL COMMON STOCKS	(Cost $310,274,364)	354,131,192	99.27

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 71

Equity Index Fund |	Summary portfolio of investments December 31, 2004	concluded

					% OF NET
	ISSUER		PRINCIPAL	VALUE	ASSETS

	SHORT-TERM INVESTMENTS

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
d	Federal Home Loan Bank (FHLB)	1.000%, 01/03/05	$2,140,000	$2,139,617	0.60%

				2,139,617	0.60

	TOTAL SHORT-TERM INVESTMENTS		(Cost $2,139,851)	2,139,617	0.60

	TOTAL PORTFOLIO		(Cost $312,431,167)	356,300,177	99.88%
	OTHER ASSETS AND LIABILITIES, NET			429,143	0.12

	NET ASSETS			$356,729,320	100.00%

*	Non-income producing
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2004, the aggregate cost of portfolio investments for federal income tax purposes was $313,413,865. Net unrealized appreciation of portfolio investments aggregated $42,886,312 of which $67,162,864 related to appreciated portfolio investments and $24,276,552 related to depreciated portfolio investments.

Restricted security held by the Fund is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST	VALUE

McLeod (Escrow)	05/14/02	$ —	$ —

72 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund |	Summary portfolio of investments December 31, 2004

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$112,191	0.09%

	APPAREL AND ACCESSORY STORES		633,499	0.53

	APPAREL AND OTHER TEXTILE PRODUCTS		130,580	0.11

	AUTO REPAIR, SERVICES AND PARKING		11,745	0.01

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		100,353	0.08

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	27,784	1,187,488	1.00
	Other		598,650	0.50

			1,786,138	1.50

	BUSINESS SERVICES
	Microsoft Corp	98,542	2,632,057	2.21
*	Oracle Corp	42,703	585,885	0.49
	Other		4,056,740	3.41

			7,274,682	6.11

	CHEMICALS AND ALLIED PRODUCTS
*	Amgen, Inc	17,067	1,094,848	0.92
	Gillette Co	16,014	717,107	0.60
	Merck & Co, Inc	35,148	1,129,657	0.95
	Procter & Gamble Co	36,251	1,996,705	1.68
	Other		5,554,571	4.66

			10,492,888	8.81

	COMMUNICATIONS
	BellSouth Corp	22,132	615,048	0.52
*	Comcast Corp (Class A)	20,965	697,715	0.58
	SBC Communications, Inc	52,048	1,341,277	1.13
	Verizon Communications, Inc	35,776	1,449,286	1.22
	Other		1,812,277	1.52

			5,915,603	4.97

	DEPOSITORY INSTITUTIONS
	JPMorgan Chase & Co	53,718	2,095,539	1.76
	U.S. Bancorp	36,758	1,151,261	0.97
	Wachovia Corp	27,649	1,454,337	1.22
	Wells Fargo & Co	26,649	1,656,235	1.39
	Other		5,327,341	4.47

			11,684,713	9.81

	EATING AND DRINKING PLACES
	McDonald’s Corp	32,863	1,053,588	0.88
	Other		167,822	0.15

			1,221,410	1.03

	EDUCATIONAL SERVICES		187,040	0.16

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 73

Social Choice Equity Fund |	Summary portfolio of investments December 31, 2004	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES
	Kinder Morgan, Inc	9,370	$685,228	0.57%
	Other		5,688,188	4.78

			6,373,416	5.35

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Emerson Electric Co	12,878	902,748	0.76
	Intel Corp	74,000	1,730,860	1.45
	Qualcomm, Inc	18,700	792,880	0.67
	Other		2,899,842	2.43

			6,326,330	5.31

	ENGINEERING AND MANAGEMENT SERVICES		641,001	0.54

	FABRICATED METAL PRODUCTS
	Illinois Tool Works, Inc	8,301	769,337	0.65
	Other		725,241	0.61

			1,494,578	1.26

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	32,655	1,359,428	1.14
	PepsiCo, Inc	26,674	1,392,383	1.17
	Other		1,221,028	1.03

			3,972,839	3.34

	FOOD STORES		914,584	0.77

	FURNITURE AND FIXTURES		545,599	0.46

	FURNITURE AND HOMEFURNISHINGS STORES		344,195	0.29

	GENERAL BUILDING CONTRACTORS		459,012	0.39

	GENERAL MERCHANDISE STORES
	Target Corp	12,478	647,983	0.54
	Other		994,582	0.84

			1,642,565	1.38

	HEALTH SERVICES		588,702	0.49

	HOLDING AND OTHER INVESTMENT OFFICES
	Washington Mutual, Inc	20,376	861,497	0.72
	Other		2,876,566	2.42

			3,738,063	3.14

	HOTELS AND OTHER LODGING PLACES		117,032	0.10

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	14,766	1,211,846	1.02
*	Cisco Systems, Inc	73,191	1,412,586	1.19
*	Dell, Inc	29,850	1,257,879	1.06
	Hewlett-Packard Co	40,547	850,271	0.71
	International Business Machines Corp	22,421	2,210,262	1.85
	Other		3,027,731	2.54

			9,970,575	8.37

74 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund |	Summary portfolio of investments December 31, 2004	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	INSTRUMENTS AND RELATED PRODUCTS
	Medtronic, Inc	18,076	$897,835	0.75%
	Other		3,108,203	2.61

			4,006,038	3.36

	INSURANCE AGENTS, BROKERS AND SERVICE
	Marsh & McLennan Cos, Inc	18,098	595,424	0.50
	Other		214,495	0.18

			809,919	0.68

	INSURANCE CARRIERS
	American International Group, Inc	31,123	2,043,847	1.72
	Prudential Financial, Inc	12,259	673,755	0.57
	UnitedHealth Group, Inc	8,861	780,034	0.65
	Other		3,518,488	2.95

			7,016,124	5.89

	LEATHER AND LEATHER PRODUCTS		180,184	0.15

	LOCAL AND INTERURBAN PASSENGER TRANSIT		14,980	0.01

	LUMBER AND WOOD PRODUCTS		17,423	0.01

	METAL MINING		194,351	0.16

	MISCELLANEOUS MANUFACTURING INDUSTRIES		268,783	0.23

	MISCELLANEOUS RETAIL
*	eBay, Inc	5,798	674,191	0.57
	Walgreen Co	15,190	582,840	0.49
	Other		819,846	0.68

			2,076,877	1.74

	MOTION PICTURES
*	Time Warner, Inc	55,662	1,082,069	0.91
	Walt Disney Co	26,458	735,532	0.62
	Other		593,771	0.49

			2,411,372	2.02

	NONDEPOSITORY INSTITUTIONS
	American Express Co	21,353	1,203,669	1.01
	Fannie Mae	17,733	1,262,767	1.06
	Freddie Mac	12,880	949,256	0.80
	MBNA Corp	21,972	619,391	0.52
	Other		1,462,240	1.23

			5,497,323	4.62

	NONMETALLIC MINERALS, EXCEPT FUELS		174,114	0.15

	OIL AND GAS EXTRACTION
	Anadarko Petroleum Corp	9,361	606,686	0.51
	Apache Corp	11,934	603,502	0.51
	Other		3,262,365	2.74

			4,472,553	3.76

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 75

Social Choice Equity Fund |	Summary portfolio of investments December 31, 2004	continued

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

PAPER AND ALLIED PRODUCTS
Kimberly-Clark Corp	10,000	$658,100	0.55%
Other		402,433	0.34

		1,060,533	0.89

PERSONAL SERVICES		12,321	0.01

PETROLEUM AND COAL PRODUCTS		679,686	0.57

PRIMARY METAL INDUSTRIES		1,106,399	0.93

PRINTING AND PUBLISHING		1,124,267	0.94

RAILROAD TRANSPORTATION		582,103	0.49

REAL ESTATE		24,537	0.02

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		67,023	0.06

SECURITY AND COMMODITY BROKERS
Goldman Sachs Group, Inc	6,836	711,217	0.60
Merrill Lynch & Co, Inc	15,186	907,667	0.76
Other		808,881	0.68

		2,427,765	2.04

SPECIAL TRADE CONTRACTORS		28,844	0.02

STONE, CLAY, AND GLASS PRODUCTS		230,396	0.19

TRANSPORTATION BY AIR		907,984	0.76

TRANSPORTATION EQUIPMENT		1,557,599	1.31

TRANSPORTATION SERVICES		68,359	0.06

TRUCKING AND WAREHOUSING
United Parcel Service, Inc (Class B)	9,857	842,379	0.71

		842,379	0.71

WATER TRANSPORTATION		49,290	0.04

WHOLESALE TRADE-DURABLE GOODS
Johnson & Johnson	43,122	2,734,797	2.30
Other		501,471	0.42

		3,236,268	2.72

WHOLESALE TRADE-NONDURABLE GOODS		1,247,550	1.05

TOTAL COMMON STOCKS	(Cost $115,561,843)	119,072,677	99.99

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		449,919	0.38

TOTAL SHORT-TERM INVESTMENTS	(Cost $449,969)	449,919	0.38

TOTAL PORTFOLIO	(Cost $116,011,812)	119,522,596	100.37%
OTHER ASSETS AND LIABILITIES, NET		(439,285)	(0.37)

NET ASSETS		$119,083,311	100.00%

76 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund |	Summary portfolio of investments December 31, 2004	concluded

* Non-income producing

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2004, the aggregate cost of portfolio investments for federal income tax purposes was $116,349,439. Net unrealized appreciation of portfolio investments aggregated $3,173,157 of which $17,388,885 related to appreciated portfolio investments and $14,215,728 related to depreciated portfolio investments.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 77

Managed Allocation Fund |	Summary portfolio of investments December 31, 2004

				% OF NET
ISSUER		SHARES	VALUE	ASSETS

TIAA-CREF FUNDS
TIAA-CREF Bond Plus Fund		17,002,833	$175,639,273	35.33%
TIAA-CREF Growth Equity Fund		11,205,845	102,757,604	20.67
TIAA-CREF High-Yield Bond Fund		1,286,982	12,200,593	2.46
TIAA-CREF Institutional Large-Cap Value Fund – Retail Class		8,219,709	114,253,964	22.98
TIAA-CREF Institutional Real Estate Securities Fund – Retail Class		366,586	5,128,541	1.03
TIAA-CREF Institutional Small-Cap Equity Fund – Retail Class		1,027,895	15,778,189	3.17
TIAA-CREF International Equity Fund		5,743,352	61,281,576	12.33
TIAA-CREF Money Market Fund		2,379,321	2,379,321	0.48
TIAA-CREF Short-Term Bond Fund		692,014	7,300,756	1.47

TOTAL TIAA-CREF FUNDS		(Cost $484,725,803)	496,719,817	99.92

		PRINCIPAL

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	1.000%, 01/03/05	$310,000	309,944	0.06

			309,944	0.06

TOTAL SHORT-TERM INVESTMENTS		(Cost $309,978)	309,944	0.06

TOTAL PORTFOLIO		(Cost $485,035,781)	497,029,761	99.98%
OTHER ASSETS AND LIABILITIES, NET			115,061	0.02

NET ASSETS			$497,144,822	100.00%

At December 31, 2004, the aggregate cost of portfolio investments for federal income tax purposes was $485,915,787. Net unrealized appreciation of portfolio investments aggregated $11,113,974 of which $37,118,540 related to appreciated portfolio investments and $26,004,566 related to depreciated portfolio investments.

78 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

High-Yield Bond Fund |	Summary portfolio of investments December 31, 2004

						% OF NET
	ISSUER		RATING†	PRINCIPAL	VALUE	ASSETS

	CORPORATE BONDS

	AGRICULTURAL PRODUCTION-CROPS
	Dole Food Co Inc (Sr Note)	8.875%, 03/15/11	B2	$1,500,000	$1,631,250	0.59%
	Other				543,750	0.19

					2,175,000	0.78

	AGRICULTURAL SERVICES				1,045,000	0.37

	AMUSEMENT AND RECREATION SERVICES				4,449,375	1.59

	APPAREL AND OTHER TEXTILE PRODUCTS
	Broder Brothers	11.250%, 10/15/10	B3	2,000,000	2,090,000	0.75
	Other				1,974,375	0.71

					4,064,375	1.46

	AUTO REPAIR, SERVICES AND PARKING
	Keystone Automotive Operations, Inc
	(Sr Sub Note)	9.750%, 11/01/13	B3	2,000,000	2,140,000	0.77

					2,140,000	0.77

	AUTOMOTIVE DEALERS AND SERVICE STATIONS
	Autonation, Inc (Guarantee Note)	9.000%, 08/01/08	Ba2	1,500,000	1,713,750	0.62
	Other				566,250	0.20

					2,280,000	0.82

	BUILDING MATERIALS AND GARDEN SUPPLIES				585,000	0.21

	BUSINESS SERVICES
	Activant Solutions, Inc	10.500%, 06/15/11	B2	2,000,000	2,150,000	0.77
g	Global Cash Access LLC/Global Cash Finance Corp
	(Sr Sub Note)	8.750%, 03/15/12	Caa1	1,500,000	1,616,250	0.58
	Lamar Media Corp (Guarantee Note)	7.250%, 01/01/13	Ba3	1,500,000	1,620,000	0.58
	Other				4,964,125	1.78

					10,350,375	3.71

	CHEMICALS AND ALLIED PRODUCTS
	ISP Chemco, Inc (Guarantee Note)	10.250%, 07/01/11	B1	1,500,000	1,694,996	0.61
	Johnsondiversey, Inc (Guarantee Note)	9.625%, 05/15/12	B2	1,500,000	1,676,250	0.60
	Lyondell Chemical Co (Guarantee Note)	10.500%, 06/01/13	B1	2,500,000	2,975,000	1.07
g	WH Holdings Ltd/WH Capital Corp
	(Sr Note)	9.500%, 04/01/11	B3	1,500,000	1,650,000	0.59
	Other				14,731,563	5.27

					22,727,809	8.14

	COAL MINING				4,980,000	1.78

	COMMUNICATIONS
	AT&T Corp (Sr Note)	8.050%, 11/15/11	Ba1	1,500,000	1,726,875	0.62
	Citizens Communications Co Note	9.250%, 05/15/11	Ba3	1,500,000	1,755,000	0.63
	Corus Entertainment, Inc (Sr Sub Note)	8.750%, 03/01/12	B1	2,000,000	2,195,000	0.79
	CSC Holdings, Inc (Sr Note)	7.625%, 04/01/11	B1	1,500,000	1,616,250	0.58
g	Fisher Communications, Inc (Sr Note)	8.625%, 09/15/14	B2	2,250,000	2,430,000	0.87
	Gray Television, Inc (Guarantee Note)	9.250%, 12/15/11	B2	1,500,000	1,680,000	0.60
g	PanAmSat Corp (Guarantee Note)	9.000%, 08/15/14	B2	2,000,000	2,232,500	0.80
g	Qwest Corp (Sr Note)	7.875%, 09/01/11	Ba3	4,000,000	4,340,000	1.55

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 79

High-Yield Bond Fund |	Summary portfolio of investments December 31, 2004	continued

						% OF NET
	ISSUER		RATING†	PRINCIPAL	VALUE	ASSETS

	COMMUNICATIONS — (continued)
g	Qwest Corp Note	9.125%, 03/15/12	Ba3	$3,000,000	$3,465,000	1.24%
	Other				14,241,875	5.10

					35,682,500	12.78

	EATING AND DRINKING PLACES				1,551,710	0.56

	ELECTRIC, GAS, AND SANITARY SERVICES
	AES Corp	7.750%, 03/01/14	B2	1,750,000	1,898,750	0.68
	CMS Energy Corp (Sr Note)	8.500%, 04/15/11	B3	1,500,000	1,704,375	0.61
	Reliant Energy, Inc (Secured Note)	9.500%, 07/15/13	B1	1,500,000	1,704,375	0.61
g	Texas Genco LLC/Texas Genco Financing
	Corp (Sr Note)	6.875%, 12/15/14	B1	2,000,000	2,067,500	0.74
	Other				26,621,682	9.53

					33,996,682	12.17

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				5,345,625	1.91

	FABRICATED METAL PRODUCTS				4,926,250	1.76

	FOOD AND KINDRED PRODUCTS
g	Burns Philp Capital Property ltd	9.750%, 07/15/12	B3	2,000,000	2,200,000	0.79
	Other				5,436,250	1.95

					7,636,250	2.74

	FORESTRY				1,070,000	0.38

	GENERAL BUILDING CONTRACTORS				6,610,000	2.37

	GENERAL MERCHANDISE STORES				2,297,500	0.82

	HEALTH SERVICES
g	Tenet Healthcare Corp (Sr Note)	9.875%, 07/01/14	B3	1,500,000	1,635,000	0.59
	Other				4,124,120	1.47

					5,759,120	2.06

	HOTELS AND OTHER LODGING PLACES				8,479,125	3.04

	INDUSTRIAL MACHINERY AND EQUIPMENT
g	Case New Holland, Inc (Sr Note)	9.250%, 08/01/11	Ba3	1,750,000	1,946,875	0.70
g	UGS Corp (Sr Sub Note)	10.000%, 06/01/12	B3	1,500,000	1,706,250	0.61
	Other				1,135,000	0.40

					4,788,125	1.71

	INSTRUMENTS AND RELATED PRODUCTS
	DirecTV Holdings LLC (Sr Note)	8.375%, 03/15/13	B1	1,500,000	1,681,875	0.60
	Other				7,591,746	2.72

					9,273,621	3.32

	METAL MINING				1,142,500	0.41

	MISCELLANEOUS MANUFACTURING INDUSTRIES
g	Koppers, Inc (Guarantee Note)	9.875%, 10/15/13	B2	1,500,000	1,710,000	0.61
	Polypore, Inc	8.750%, 05/15/12	Caa1	2,000,000	2,090,000	0.75
	Other				480,000	0.17

					4,280,000	1.53

80 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

High-Yield Bond Fund |	Summary portfolio of investments December 31, 2004	continued

						% OF NET
	ISSUER		RATING†	PRINCIPAL	VALUE	ASSETS

	MISCELLANEOUS RETAIL
	FTD, Inc	7.750%, 02/15/14	B3	$2,000,000	$2,060,000	0.74%
	Other				4,241,250	1.51

					6,301,250	2.25

	OIL AND GAS EXTRACTION
	Chesapeake Energy Corp	6.875%, 01/15/16	Ba3	2,370,000	2,482,575	0.89
	Other				6,176,615	2.21

					8,659,190	3.10

	PAPER AND ALLIED PRODUCTS
	Georgia-Pacific Corp (Guarantee Note)	8.875%, 02/01/10	Ba2	1,500,000	1,745,625	0.63
	Georgia-Pacific Corp Deb	9.500%, 12/01/11	Ba3	1,500,000	1,848,750	0.66
	Graphic Packaging International Corp	9.500%, 08/15/13	B3	1,500,000	1,706,250	0.61
	Greif, Inc (Guarantee Note)	8.875%, 08/01/12	B1	1,880,000	2,091,500	0.75
	Other				5,374,431	1.92

					12,766,556	4.57

	PERSONAL SERVICES				3,123,608	1.12

	PETROLEUM AND COAL PRODUCTS				1,340,625	0.48

	PRIMARY METAL INDUSTRIES
	AK Steel Corp (Guarantee Note)	7.750%, 06/15/12	B3	1,750,000	1,802,500	0.65
	Other				479,940	0.17

					2,282,440	0.82

	PRINTING AND PUBLISHING
	Advertising Directory Solutions, Inc (Sr Note)	9.250%, 11/15/12	Caa1	1,750,000	1,837,500	0.66
	Block Communications, Inc (Guarantee Note)	.9.250%, 04/15/09	B2	2,000,000	2,180,000	0.78
	Liberty Group Operating, Inc (Guarantee Note)	9.375%, 02/01/08	Caa1	1,750,000	1,776,250	0.64
	Mail Well I Corp (Guarantee Note)	9.625%, 03/15/12	B1	1,500,000	1,646,250	0.59
	Primedia, Inc (Guarantee Note)	7.625%, 04/01/08	B3	2,000,000	2,025,000	0.73
	Other				7,883,493	2.81

					17,348,493	6.21

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS				2,308,125	0.83

	TRANSPORTATION EQUIPMENT
g	Affinia Group, Inc (Guarantee Note)	9.000%, 11/30/14	Caa1	2,000,000	2,085,000	0.75
	General Motors Acceptance Corp Note	6.750%, 12/01/14	Baa1	2,000,000	1,991,471	0.71
	Other				5,255,420	1.88

					9,331,891	3.34

	WATER TRANSPORTATION
	Gulfmark Offshore, Inc (Sr Note)	7.750%, 07/15/14	B2	2,000,000	2,120,000	0.76
	Other				2,120,000	0.76

					4,240,000	1.52

	WHOLESALE TRADE-DURABLE GOODS
	Ingram Micro, Inc (Sr Sub Note)	9.875%, 08/15/08	Ba2	1,500,000	1,631,250	0.58
g	Ryerson Tull, Inc (Sr Note)	8.250%, 12/15/11	B2	2,000,000	2,020,000	0.73
	Other				2,941,250	1.05

					6,592,500	2.36

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 81

High-Yield Bond Fund |	Summary portfolio of investments December 31, 2004	concluded

						% OF NET
	ISSUER		RATING†	PRINCIPAL	VALUE	ASSETS

	WHOLESALE TRADE-NONDURABLE GOODS
g	United Agri Products (Sr Note)	8.250%, 12/15/11	B1	$1,809,000	$1,940,153	0.69%
	Other				3,806,250	1.37

					5,746,403	2.06

		TOTAL CORPORATE BONDS	(Cost $251,176,140)		267,677,023	95.85

	COMMON STOCKS

	AUTOMOTIVE DEALERS AND SERVICE STATIONS				7,500	0.00

	BUSINESS SERVICES				15	0.00

	COMMUNICATIONS				0	0.00

	PAPER AND ALLIED PRODUCTS				3	0.00

		TOTAL COMMON STOCKS	(Cost $162,817)		7,518	0.00

	SHORT-TERM INVESTMENTS

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank (FHLB)	1.000%, 01/03/05		4,120,000	4,119,262	1.47

TOTAL SHORT-TERM INVESTMENTS			(Cost $4,119,714)		4,119,262	1.47

		TOTAL PORTFOLIO	(Cost $255,458,671)		271,803,803	97.32%
OTHER ASSETS AND LIABILITIES, NET					7,472,312	2.68

		NET ASSETS			$279,276,115	100.00%

g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.
At December 31, 2004, the value of these securities amounted to $81,576,215 or 29.21% of net assets.

†	As provided by Moody's Investors Service (Unaudited)

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2004, the aggregate cost of portfolio investments for federal income tax purposes was $255,458,671. Net unrealized appreciation of portfolio investments aggregated $16,345,132, of which $17,396,898 related to appreciated portfolio investments and $1,051,766 related to depreciated portfolio investments.

82 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Short-Term Bond Fund |	Summary portfolio of investments December 31, 2004

					% OF NET
ISSUER		RATING†	PRINCIPAL	VALUE	ASSETS

BONDS

CORPORATE BONDS

ASSET BACKED				$2,517,534	1.05%

BUSINESS SERVICES				507,832	0.21

CHEMICALS AND ALLIED PRODUCTS
Gillette Co/The (Sr Note)	4.125%, 08/30/07	Aa3	$1,000,000	1,014,125	0.43
Other				2,252,176	0.94

				3,266,301	1.37

COMMUNICATIONS
Deutsche Telekom International Finance BV
(Guarantee Note)	8.250%, 06/15/05	Baa2	1,000,000	1,023,304	0.43
SBC Communications, Inc Note	4.125%, 09/15/09	A2	1,000,000	997,782	0.42
Sprint Capital Corp (Guarantee Note)	6.000%, 01/15/07	Baa3	1,000,000	1,046,295	0.44
Other				5,415,079	2.26

				8,482,460	3.55

DEPOSITORY INSTITUTIONS
Bank One Corp Note	6.500%, 02/01/06	Aa3	1,000,000	1,035,484	0.44
Bank One NA Illinois Note	3.700%, 01/15/08	Aa2	1,000,000	999,780	0.42
Citigroup, Inc Note	5.750%, 05/10/06	Aa1	1,000,000	1,033,053	0.43
Other				10,694,814	4.47

				13,763,131	5.76

EATING AND DRINKING PLACES				530,099	0.22

ELECTRIC, GAS, AND SANITARY SERVICES
Duke Energy Corp (First Mortgage Bond)	3.750%, 03/05/08	A3	2,000,000	1,995,335	0.83
Pepco Holdings, Inc Note	3.750%, 02/15/06	Baa2	1,000,000	1,003,360	0.42
Tampa Electric Co Note	5.375%, 08/15/07	Baa2	1,000,000	1,040,273	0.44
Other				5,071,054	2.12

				9,110,022	3.81

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				518,671	0.22

FABRICATED METAL PRODUCTS
Illinois Tool Works, Inc Note	5.750%, 03/01/09	Aa3	1,000,000	1,068,182	0.45

				1,068,182	0.45

FOOD AND KINDRED PRODUCTS
General Mills, Inc Note	5.125%, 02/15/07	Baa2	1,000,000	1,031,407	0.43
Other				2,486,107	1.04

				3,517,514	1.47

FORESTRY
Weyerhaeuser Co Note	6.000%, 08/01/06	Baa2	1,000,000	1,039,177	0.43

				1,039,177	0.43

FURNITURE AND FIXTURES				1,031,404	0.43

GENERAL BUILDING CONTRACTORS				511,236	0.21

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 83

Short-Term Bond Fund |	Summary portfolio of investments December 31, 2004	continued

						% OF NET
	ISSUER		RATING†	PRINCIPAL	VALUE	ASSETS

	GENERAL MERCHANDISE STORES
g	May Department Stores Co/The Note	3.950%, 07/15/07	Baa2	$1,000,000	$1,001,592	0.42%
	Other				2,061,879	0.86

					3,063,471	1.28

	HOLDING AND OTHER INVESTMENT OFFICES				514,115	0.22

	INDUSTRIAL MACHINERY AND EQUIPMENT
g	IBM Canada Credit Services Co
	(Guarantee Note)	3.750%, 11/30/07	A1	1,000,000	1,018,296	0.43
	Other				1,007,955	0.42

					2,026,251	0.85

	INSTRUMENTS AND RELATED PRODUCTS				137,412	0.06

	INSURANCE CARRIERS				2,291,348	0.96

	MISCELLANEOUS MANUFACTURING INDUSTRIES				518,019	0.22

	MOTION PICTURES
	AOL Time Warner, Inc (Guarantee Note)	5.625%, 05/01/05	Baa1	1,530,000	1,544,090	0.64
	Other				518,715	0.22

					2,062,805	0.86

	NATIONAL SECURITY AND INTERNATIONAL AFFAIRS				511,929	0.21

	NONDEPOSITORY INSTITUTIONS
	American Honda Finance Corp	4.500%, 05/26/09	A1	1,000,000	1,017,329	0.43
	Countrywide Home Loans, Inc
	(Guarantee Note)	5.500%, 08/01/06	A3	1,000,000	1,031,300	0.43
	Ford Motor Credit Co Note	6.500%, 01/25/07	A3	1,250,000	1,298,273	0.54
	General Electric Capital Corp Note	3.500%, 05/01/08	Aaa	2,000,000	1,985,184	0.83
	Household Finance Corp	4.750%, 05/15/09	A1	1,000,000	1,024,231	0.43
	Household Finance Corp Note	4.125%, 12/15/08	A1	1,000,000	1,003,524	0.42
	International Finance Corp	3.750%, 06/30/09	Aaa	1,500,000	1,503,865	0.63
v	Wells Fargo Home Equity Trust	4.450%, 10/26/34	A	1,218,499	1,218,499	0.51
	Other				5,863,515	2.45

					15,945,720	6.67

	OIL AND GAS EXTRACTION				2,281,717	0.95

	OTHER MORTGAGE BACKED SECURITIES				374,115	0.16

	PAPER AND ALLIED PRODUCTS				248,800	0.10

	PETROLEUM AND COAL PRODUCTS				1,496,776	0.63

	PIPELINES, EXCEPT NATURAL GAS				738,838	0.31

	PRINTING AND PUBLISHING				1,508,781	0.63

	RAILROAD TRANSPORTATION				1,240,389	0.52

	SECURITY AND COMMODITY BROKERS
	Merrill Lynch & Co, Inc Note	4.125%, 09/10/09	Aa3	1,000,000	999,009	0.42
	Other				6,321,458	2.64

					7,320,467	3.06

84 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Short-Term Bond Fund |	Summary portfolio of investments December 31, 2004	continued

						% OF NET
	ISSUER		RATING†	PRINCIPAL	VALUE	ASSETS

	TRANSPORTATION EQUIPMENT
	General Motors Acceptance Corp	5.625%, 05/15/09	Baa1	$ 1,500,000	$1,495,170	0.62%
	Other				1,996,676	0.84

					3,491,846	1.46

	WHOLESALE TRADE-NONDURABLE GOODS				511,717	0.21

		TOTAL CORPORATE BONDS	(Cost $91,694,124)		92,148,079	38.54

	GOVERNMENT BONDS

	AGENCY SECURITIES
	Federal Farm Credit Bank (FFCB)	2.250%, 09/01/06	Aaa	6,000,000	5,910,522	2.47
	FFCB	3.000%, 12/17/07	Aaa	3,000,000	2,961,013	1.24
	FFCB	3.375%, 07/15/08	Aaa	1,500,000	1,487,457	0.62
	FFCB	3.300%, 11/05/08	Aaa	3,450,000	3,399,723	1.42
	Federal Home Loan Bank (FHLB)	3.125%, 09/15/06	Aaa	4,000,000	3,995,828	1.67
	Federal Home Loan Mortgage Corp (FHLMC)	1.875%, 02/15/06	Aaa	6,750,000	6,663,845	2.79
	FHLMC	2.875%, 05/15/07	Aaa	14,500,000	14,347,427	6.00
	Federal National Mortgage Association
	(FNMA)	5.250%, 06/15/06	Aaa	20,000,000	20,588,940	8.61
	FNMA	2.625%, 11/15/06	Aaa	4,000,000	3,956,520	1.65
	FNMA	5.000%, 01/15/07	Aaa	3,500,000	3,615,343	1.51
	FNMA	3.375%, 12/15/08	Aaa	2,000,000	1,974,234	0.83
	FNMA	6.625%, 09/15/09	Aaa	5,000,000	5,582,870	2.34

					74,483,722	31.15

	FOREIGN GOVERNMENT BONDS
	Province Of Manitoba Note	4.250%, 11/20/06	Aa2	1,000,000	1,018,314	0.42
	Other				502,342	0.21

					1,520,656	0.63

	MORTGAGE BACKED SECURITIES
	Federal Home Loan Mortgage Corp
	Gold (FGLMC)	5.500%–6.000%, 12/01/17–06/01/33		2,740,816	2,836,375	1.18
	Federal National Mortgage
	Association (FNMA)	6.305%, 02/01/08		1,218,924	1,285,641	0.54
	FNMA	6.292%, 12/01/08		1,489,055	1,572,901	0.66
	Other				464,721	0.20

					6,159,638	2.58

	U.S. TREASURY
	U.S. Treasury Note	7.000%, 07/15/06		5,000,000	5,301,700	2.22
	U.S. Treasury Note	2.250%, 02/15/07		5,550,000	5,456,538	2.28
	U.S. Treasury Note	2.625%, 05/15/08		5,100,000	4,986,576	2.09
	U.S. Treasury Note	3.125%, 09/15/08		6,500,000	6,435,780	2.69
	U.S. Treasury Note	3.000%, 02/15/09		2,250,000	2,208,465	0.92
	U.S. Treasury Note	3.500%, 11/15/09		2,400,000	2,388,840	1.00
	U.S. Treasury Note	3.500%, 12/15/09		22,125,000	22,017,905	9.21
k	U.S. Treasury Inflation Indexed Note	3.875%, 01/15/09		5,237,235	5,873,402	2.45
	Other				498,445	0.21

					55,167,651	23.07

		TOTAL GOVERNMENT BONDS	(Cost $138,318,989)		137,331,667	57.43

		TOTAL BONDS	(Cost $230,013,113)		229,479,746	95.97

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 85

Short-Term Bond Fund |	Summary portfolio of investments December 31, 2004	concluded

				% OF NET
ISSUER		PRINCIPAL	VALUE	ASSETS

SHORT-TERM INVESTMENTS

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTE
Federal Home Loan Bank (FHLB)	1.000%, 01/03/05	$7,130,000	$7,128,723	2.98%

			7,128,723	2.98

TOTAL SHORT-TERM INVESTMENTS		(Cost $7,129,505)	7,128,723	2.98

	TOTAL PORTFOLIO	(Cost $237,142,618)	236,608,469	98.95%
OTHER ASSETS AND LIABILITIES, NET			2,499,913	1.05

	NET ASSETS		$239,108,382	100.00%

g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.
At December 31, 2004, the value of these securities amounted to $4,013,875 or 1.68% of net assets.
k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
v	Security valued at fair value.
†	As provided by Moody’s Investors Service (Unaudited)

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2004, the aggregate cost of portfolio investments for federal income tax purposes was $237,207,871. Net unrealized depreciation of portfolio investments aggregated $599,402, of which $898,273 related to appreciated portfolio investments and $1,497,675 related to depreciated portfolio investments.

86 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Tax-Exempt Bond Fund |	Summary portfolio of investments December 31, 2004

				% OF NET
ISSUER		PRINCIPAL	VALUE	ASSETS

SHORT-TERM MUNICIPAL BONDS

NEW YORK			$830,000	0.43%

TEXAS			700,000	0.36

TOTAL SHORT-TERM MUNICIPAL BONDS (Cost $1,530,000)			1,530,000	0.79

LONG-TERM MUNICIPAL BONDS
ALABAMA
Courtland Industrial Development
Board	5.000%, 11/01/13	$2,500,000	2,644,150	1.36
Jefferson County Sewer Revenue	5.250%, 02/01/16	1,800,000	1,957,770	1.00
Other			2,428,150	1.25

			7,030,070	3.61

CALIFORNIA
California State (General Obligation)	5.250%, 12/01/12	4,340,000	4,866,789	2.50
California State Department of Water Resource
Power	5.500%, 05/01/12	4,435,000	5,009,466	2.57
Metropolitan Water District Southern California
Waterworks	5.000%, 07/01/17	1,780,000	1,938,456	1.00
Other			10,252,377	5.27

			22,067,088	11.34

COLORADA
Colorado Springs Sales	5.000%, 12/01/14	2,025,000	2,157,010	1.11
Other			1,447,212	0.74

			3,604,222	1.85

CONNECTICUT
Connecticut State (General Obligation)	5.000%, 12/01/14	2,000,000	2,229,720	1.15
Connecticut State Municipal Electric
Energy Co	7.000%, 01/01/15	1,675,000	2,091,020	1.07
Other			1,135,650	0.58

			5,456,390	2.80

DISTRICT OF COLUMBIA			1,161,120	0.60

FLORIDA
Miami-Dade County School Board	5.000%, 05/01/31	2,620,000	2,854,988	1.47

			2,854,988	1.47

ILLINOIS
Metropolitan Pier & Exposition	5.375%, 06/01/13	1,700,000	1,921,068	0.99
Other			1,982,311	1.02

			3,903,379	2.01

INDIANA
Anderson School Building Corp	5.250%, 07/15/14	2,865,000	3,218,799	1.65
Other			2,273,608	1.17

			5,492,407	2.82

KENTUCKY
Kentucky State Turnpike Authority	6.000%, 07/01/11	2,085,000	2,314,371	1.19

			2,314,371	1.19

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 87

Tax-Exempt Bond Fund |	Summary portfolio of investments December 31, 2004	continued

					% OF NET
	ISSUER		PRINCIPAL	VALUE	ASSETS

	LOUISIANA
	De Soto Parish Pollution Control	5.000%, 10/01/12	$2,070,000	$2,200,824	1.13%

				2,200,824	1.13

	MASSACHUSETTS
	Massachusetts State (General Obligation)	5.500%, 11/01/12	1,575,000	1,800,414	0.93
	Massachusetts State (General Obligation)	5.250%, 08/01/16	1,500,000	1,678,200	0.86
h	Massachusetts State Special Obligation
	Revenue	5.500%, 06/01/16	2,000,000	2,300,240	1.18

				5,778,854	2.97

	MISSOURI
	Missouri State Environmental Improvement
	& Energy Resources Authority	5.500%, 07/01/12	2,050,000	2,342,699	1.20
	Other			1,362,690	0.70

				3,705,389	1.90

	MISSISSIPPI			292,695	0.15

	NORTH CAROLINA			518,967	0.27

	NEW JERSEY
	New Jersey State (General Obligation)	5.125%, 07/15/18	2,000,000	2,251,140	1.16
	New Jersey State Transportation Trust Fund
	Authority	5.250%, 06/15/14	1,545,000	1,737,013	0.89
	New Jersey State Transportation Trust Fund
	Authority	5.250%, 12/15/12	2,000,000	2,237,940	1.15
	New Jersey State Turnpike Authority Revenue	5.700%, 05/01/13	2,925,000	3,235,722	1.66
	Other			349,430	0.18

				9,811,245	5.04

	NEW MEXICO			954,593	0.49

	NEVADA			803,592	0.41

	NEW YORK
	Metropolitan Transportation Authority	5.500%, 11/15/13	2,500,000	2,878,000	1.48
	Metropolitan Transportation Authority	5.500%, 07/01/16	2,000,000	2,292,040	1.18
	Metropolitan Transportation Authority	5.500%, 11/15/16	2,500,000	2,913,050	1.50
	Nassau County Interim Finance Authority
	Revenue	5.000%, 11/15/13	1,825,000	2,031,937	1.04
	New York State (General Obligation)	5.000%, 03/01/12	2,270,000	2,470,305	1.27
	New York State Dormitory Authority Revenue	5.750%, 07/01/12	2,990,000	3,459,668	1.78
	New York State Dormitory Authority Revenue	5.250%, 11/15/23	3,400,000	3,741,326	1.92
	New York State Dormitory Federal Housing Authority
	Revenue	5.500%, 02/01/11	1,800,000	2,026,782	1.04
	New York State Environmental Facilities	5.000%, 03/15/14	2,070,000	2,293,312	1.18
	New York State Environmental Facilities	5.250%, 06/15/18	3,000,000	3,281,730	1.69
	New York State Thruway Authority Service Contract
	Revenue	5.500%, 04/01/12	2,650,000	2,989,783	1.53
	Tobacco Settlement Funding Corp Revenue	5.000%, 06/01/12	4,000,000	4,325,960	2.22
	Other			3,360,725	1.72

				38,064,618	19.55

88 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Tax-Exempt Bond Fund |	Summary portfolio of investments December 31, 2004	continued

					% OF NET
	ISSUER		PRINCIPAL	VALUE	ASSETS

	OHIO
	Ohio State Air Quality Development Authority	6.000%, 12/01/13	$2,500,000	$2,657,325	1.36%
	Other			2,074,731	1.07

				4,732,056	2.43

	OKLAHOMA			1,102,325	0.57

	OREGON
	Oregon State Department Administrative
	Services	5.000%, 04/01/13	2,300,000	2,557,140	1.31

				2,557,140	1.31

	PENNSYLVANIA
	Carbon County Hospital Authority	5.400%, 11/15/14	1,800,000	2,055,618	1.05
d	Carbon County Industrial Development
	Authority	6.650%, 05/01/10	2,840,000	3,069,245	1.58
	Pittsburgh (General Obligation)	5.375%, 09/01/14	1,850,000	2,058,218	1.06
	Other			5,730,131	2.94

				12,913,212	6.63

	PUERTO RICO
	Puerto Rico Commonwealth (General
	Obligation)	5.500%, 07/01/10	2,800,000	3,111,388	1.60
	Puerto Rico Commonwealth (General
	Obligation)	5.000%, 07/01/13	1,890,000	2,067,584	1.06
	Puerto Rico Commonwealth (General
	Obligation)	5.500%, 07/01/16	1,550,000	1,779,431	0.91
	Puerto Rico Public Building Authority
	Revenue	5.500%, 07/01/10	3,800,000	4,222,598	2.17
	Other			1,221,265	0.63

				12,402,266	6.37

	RHODE ISLAND
	Rhode Island State & Providence Plantations	.5.250%, 10/01/14	1,600,000	1,817,984	0.93

				1,817,984	0.93

	SOUTH CAROLINA
	South Carolina Transportation Infrastructure	5.000%, 10/01/15	2,600,000	2,793,310	1.43
	Other			1,081,990	0.56

				3,875,300	1.99

	TENNESSEE
	Memphis-Shelby County	5.000%, 09/01/09	1,625,000	1,740,343	0.89
	Other			1,341,149	0.69

				3,081,492	1.58

	TEXAS
	Brazos River Authority	4.900%, 10/01/15	5,105,000	5,619,788	2.89
h	Fort Worth Texas Water & Sewer Revenue	5.250%, 02/15/14	3,900,000	4,386,252	2.25
	San Antonio Electric & Gas	5.250%, 02/01/16	2,595,000	2,819,338	1.45
	Other			6,750,425	3.47

				19,575,803	10.06

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 89

Tax-Exempt Bond Fund |	Summary portfolio of investments December 31, 2004	concluded

				% OF NET
ISSUER		PRINCIPAL	VALUE	ASSETS

VIRGINIA			$501,003	0.26%

VIRGIN ISLANDS			1,240,130	0.64

WASHINGTON
King County School District No 412 (General
Obligation)	5.500%, 12/01/12	$1,950,000	2,209,058	1.13
King County School District No 414 (General
Obligation)	5.750%, 12/01/12	2,000,000	2,324,860	1.19
Port Seattle Revenue	5.500%, 09/01/17	3,345,000	3,882,675	2.00
Snohomish County Public Utility District No 1 General
System Revenue	5.250%, 12/01/12	3,000,000	3,384,030	1.74
Other			2,253,963	1.16

			14,054,586	7.22

WISCONSIN			1,478,437	0.76

TOTAL LONG-TERM MUNICIPAL BONDS		(Cost $190,917,193)	195,346,546	100.35

	TOTAL PORTFOLIO	(Cost $192,447,193)	196,876,546	101.14%
	OTHER ASSETS AND LIABILITIES, NET		(2,211,579)	(1.14)

	NET ASSETS		$194,664,967	100.00%

d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.
h	These securities were purchased on a delayed delivery basis.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2004, the aggregate cost of portfolio investments for federal income tax purposes was $192,477,184. Net unrealized appreciation of portfolio investments aggregated $4,399,362, of which $4,649,706 related to appreciated portfolio investments and $250,344 related to depreciated portfolio investments.

90 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Bond Plus Fund |	Summary portfolio of investments December 31, 2004

					% OF NET
ISSUER		RATING†	PRINCIPAL	VALUE	ASSETS

BONDS

CORPORATE BONDS

AGRICULTURAL SERVICES				$503,179	0.11%

ASSET BACKED
Residential Asset Securities Corp
Series 2004-R (Class M1)	2.801%, 11/25/34	Aa1	$5,000,000	5,000,080	1.07
Other				12,004,665	2.56

				17,004,745	3.63

BUSINESS SERVICES				1,616,445	0.34

CHEMICALS AND ALLIED PRODUCTS				2,286,574	0.49

COMMUNICATIONS				14,925,402	3.18

DEPOSITORY INSTITUTIONS				16,596,900	3.54

ELECTRIC, GAS, AND SANITARY SERVICES				9,725,163	2.07

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				1,547,638	0.33

FABRICATED METAL PRODUCTS				253,725	0.05

FOOD AND KINDRED PRODUCTS				3,323,036	0.71

FOOD STORES				560,865	0.12

FORESTRY				519,589	0.11

FURNITURE AND FIXTURES				1,553,537	0.33

GENERAL BUILDING CONTRACTORS				2,012,751	0.43

GENERAL MERCHANDISE STORES				1,309,456	0.28

HEALTH SERVICES				260,779	0.06

HOLDING AND OTHER INVESTMENT OFFICES				1,047,317	0.23

HOTELS AND OTHER LODGING PLACES				256,250	0.05

INDUSTRIAL MACHINERY AND EQUIPMENT				553,977	0.12

INSURANCE CARRIERS				3,533,617	0.75

METAL MINING				767,519	0.16

MISCELLANEOUS MANUFACTURING INDUSTRIES				518,019	0.11

MISCELLANEOUS RETAIL				771,507	0.16

MOTION PICTURES				2,631,029	0.56

NATIONAL SECURITY AND INTERNATIONAL AFFAIRS				503,977	0.11

NONDEPOSITORY INSTITUTIONS				12,091,080	2.58

OIL AND GAS EXTRACTION				4,928,714	1.05

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 91

Bond Plus Fund |	Summary portfolio of investments December 31, 2004	continued

						% OF NET
	ISSUER		RATING†	PRINCIPAL	VALUE	ASSETS

	OTHER MORTGAGE BACKED SECURITIES
	Banc of America Commercial Mortgage
	Series 2002-2 (Class A3)	5.118%, 07/11/43	NR	$ 3,000,000	$3,104,655	0.66%
	Bear Stearns Commercial Mortgage Securities
	Series 2004 (Class A5)	4.978%, 07/11/42	Aaa	3,000,000	3,033,174	0.65
	Other				8 ,503,071	1.81

					14,640,900	3.12

	PAPER AND ALLIED PRODUCTS				3,763,800	0.80

	PETROLEUM AND COAL PRODUCTS				2,121,195	0.45

	PIPELINES, EXCEPT NATURAL GAS				482,204	0.10

	PRIMARY METAL INDUSTRIES				545,714	0.12

	PRINTING AND PUBLISHING				1,807,461	0.39

	RAILROAD TRANSPORTATION				2,443,159	0.52

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS				259,753	0.06

	SECURITY AND COMMODITY BROKERS				6,375,074	1.36

	STONE, CLAY, AND GLASS PRODUCTS				270,655	0.06

	TOBACCO PRODUCTS				257,500	0.05

	TRANSPORTATION EQUIPMENT				7,511,824	1.60

	WHOLESALE TRADE-DURABLE GOODS				238,260	0.05

	WHOLESALE TRADE-NONDURABLE GOODS				494,124	0.11

	TOTAL CORPORATE BONDS		(Cost $148,397,751)		142,814,413	30.45

	GOVERNMENT BONDS

	AGENCY SECURITIES
d	Federal Farm Credit Bank (FFCB)	2.250%, 09/01/06	Aaa	10,000,000	9,850,870	2.11
	FFCB	3.000%, 12/17/07	Aaa	5,000,000	4,935,022	1.05
	Federal Home Loan Bank (FHLB)	2.875%, 05/22/06	Aaa	7,500,000	7,476,030	1.59
	FHLB	3.125%, 09/15/06	Aaa	8,000,000	7,991,656	1.70
	Federal Home Loan Mortgage Corp (FHLMC)	4.250%, 07/15/09	Aaa	9,000,000	9,156,429	1.95
	FHLMC	7.000%, 03/15/10	Aaa	6,000,000	6,847,654	1.46
	FHLMC	5.875%, 03/21/11	Aa2	2,990,000	3,228,151	0.69
	Federal National Mortgage Association (FNMA)	2.625%, 11/15/06	Aaa	8,000,000	7,913,040	1.69
	FNMA	5.250%, 01/15/09	Aaa	3,000,000	3,167,100	0.68
	FNMA	4.625%, 10/15/14	Aaa	3,000,000	3,002,253	0.64
	Other				3,487,805	0.74

					67,056,010	14.30

	FOREIGN GOVERNMENT BONDS				7,321,224	1.56

	MORTGAGE BACKED SECURITIES
	Federal Home Loan Mortgage Corp
	Gold (FGLMC)	5.000%–8.000%, 09/01/10–11/01/33		7,244,103	7,481,021	1.60
	FGLMC	4.500%, 11/01/18		3,552,844	3,549,437	0.76
	FGLMC	4.500%, 01/01/19		4,597,610	4,593,201	0.98

92 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Bond Plus Fund |	Summary portfolio of investments December 31, 2004	continued

					% OF NET
	ISSUER		PRINCIPAL	VALUE	ASSETS

	MORTGAGE BACKED SECURITIES—(continued)
	Federal Home Loan Mortgage Corp Gold
	(FGLMC)	6.500%, 08/01/32	$ 3,120,883	$3,277,058	0.70%
	FGLMC	5.000%, 11/01/33	4,512,400	4,490,484	0.96
	FGLMC	5.500%, 01/01/34	3,742,475	3,804,346	0.81
h	FGLMC	6.000%, 01/15/34	5,000,000	5,164,060	1.10
	Federal National Mortgage Association
	(FNMA)	4.500%–9.000%, 12/01/08–04/01/34	33,916,940	34,396,256	7.33
	FNMA	4.760%, 02/01/14	3,952,579	4,007,912	0.85
	FNMA	4.640%, 11/01/14	2,996,520	2,986,269	0.64
h	FNMA	5.000%, 01/25/19	8,000,000	8,125,186	1.73
h	FNMA	5.500%, 01/25/19	5,000,000	5,165,625	1.10
	FNMA	5.500%, 07/01/24	2,860,147	2,925,090	0.62
h	FNMA	6.000%, 01/25/32	8,000,000	8,270,000	1.76
h	FNMA	6.500%, 01/25/32	8,000,000	8,387,504	1.79
	FNMA	5.500%, 04/01/33	3,796,660	3,857,714	0.82
	FNMA	5.500%, 10/01/33	6,978,246	7,090,464	1.51
	FNMA	5.000%, 12/01/33	3,601,074	3,579,950	0.76
h	FNMA	5.500%, 01/25/34	12,000,000	12,180,000	2.60
h	FNMA	4.500%, 02/25/35	3,000,000	2,892,186	0.62
h	FNMA	5.000%, 02/25/35	10,000,000	9,893,750	2.11
	Government National Mortgage Association
	(GNMA)	5.500%–8.500%, 09/15/23–01/20/34	6,882,306	7,106,365	1.52
h	GNMA	5.000%, 01/15/35	5,000,000	4,998,440	1.07

				158,222,318	33.74

	U.S. TREASURY SECURITIES
d	U.S. Treasury Bond	8.000%, 11/15/21	23,325,000	32,026,158	6.83
d,k	U.S. Treasury Inflation Indexed Note	3.875%, 01/15/09	8,146,794	9,136,385	1.95
	U.S. Treasury Note	2.000%–6.000%, 08/31/05–11/15/14	10,170,000	10,560,800	2.24
	U.S. Treasury Note	3.500%, 11/15/09	10,180,000	10,132,663	2.16
	U.S. Treasury Note	3.500%, 12/15/09	9,000,000	8,956,440	1.91

				70,812,446	15.09

		TOTAL GOVERNMENT BONDS	(Cost $292,085,531)	303,411,998	64.69

		TOTAL BONDS	(Cost $440,483,282)	446,226,411	95.14

			SHARES

	TIAA-CREF MUTUAL FUNDS

	TIAA-CREF High-Yield Bond Fund		359,555	3,408,589	0.73

		TOTAL TIAA-CREF MUTUAL FUNDS	(Cost $3,382,700)	3,408,589	0.73

			PRINCIPAL

	SHORT-TERM INVESTMENTS

	CERTIFICATES OF DEPOSIT
	Toronto Dominion Bank	2.400%, 03/14/05	$2,910,000	2,909,527	0.62

				2,909,527	0.62

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 93

Bond Plus Fund |	Summary portfolio of investments December 31, 2004	concluded

					% OF NET
	ISSUER		PRINCIPAL	VALUE	ASSETS

	COMMERCIAL PAPER
c,d	BMW US Capital LLC	2.150%, 01/03/05	$ 5,000,000	$4,999,050	1.07%
	Caterpillar Financial Services Corp	2.070%, 01/03/05	4,990,000	4,989,052	1.06
c,d	Govco Inc	2.170%, 01/03/05	5,000,000	4,999,050	1.07
c	Ranger Funding Company LLC	2.350%, 01/19/05	4,515,000	4,509,567	0.96
	UBS Finance Delaware LLC	2.300%, 01/06/05	5,000,000	4,998,100	1.06
	Other			2,478,901	0.53

				26,973,720	5.75

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank (FHLB)	2.260%, 01/19/05	7,820,000	7,810,961	1.67
	FHLB	2.240%, 01/26/05	7,320,000	7,308,422	1.56
	Federal Home Loan Mortgage Corp (FHLMC)	2.000%, 01/04/05	7,900,000	7,898,113	1.68
	Federal National Mortgage Association (FNMA)	2.180%, 01/04/05	8,205,000	8,203,040	1.75
	FNMA	2.170%, 01/18/05	10,915,000	10,903,047	2.32
d	FNMA	2.480%, 04/29/05	10,000,000	9,916,700	2.12

				52,040,283	11.10

		TOTAL SHORT-TERM INVESTMENTS	(Cost $81,929,405)	81,923,530	17.47

		TOTAL PORTFOLIO	(Cost $525,795,387)	531,558,530	113.34%
	OTHER ASSETS AND LIABILITIES, NET			(62,549,770)	(13.34)

		NET ASSETS		$469,008,760	100.00%

c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.
d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.
h	These securities were purchased on a delayed delivery basis.
k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
†	As provided by Moody’s Investors Service (Unaudited)

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2004, the aggregate cost of portfolio investments for federal income tax purposes was $526,013,299. Net unrealized appreciation of portfolio investments aggregated $5,545,231, of which $6,863,692 related to appreciated portfolio investments and $1,318,461 related to depreciated portfolio investments.

94 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Money Market Fund |	Summary portfolio of investments December 31, 2004	continued

					% OF NET
	ISSUER		PRINCIPAL	VALUE	ASSETS

	SHORT-TERM INVESTMENTS

	CERTIFICATES OF DEPOSIT
	American Express Centurion
	Bank	1.870%–2.260%, 01/10/05–01/14/05	$ 9,500,000	$9,500,046	1.58%
	Credit Agricole USA, Inc	1.420%, 04/05/05	5,000,000	5,000,128	0.84
	Toronto Dominion Bank	2.270%, 02/23/05	5,830,000	5,830,000	0.97
	Wells Fargo	2.310%, 01/31/05	5,000,000	5,000,000	0.83
	Other			8,000,029	1.33

				33,330,203	5.55

	COMMERCIAL PAPER
	ABN Amro North America
	Finance, Inc	1.950%–2.280%, 01/21/05–01/24/05	8,355,000	8,343,023	1.39
	ABN Amro North America Finance, Inc	2.200%, 01/31/05	7,300,000	7,286,636	1.21
c	Beta Finance, Inc	1.890%–2.440%, 01/11/05–04/29/05	24,920,000	24,857,592	4.14
c	CC (USA), Inc	2.330%, 03/01/05	11,500,000	11,455,971	1.91
c	CC (USA), Inc	1.940%–2.350%, 01/14/05–04/20/05	13,390,000	13,339,963	2.22
	Ciesco LP	2.050%, 01/06/05	5,000,000	4,998,576	0.83
	Ciesco LP	2.290%, 02/03/05	5,000,000	4,989,504	0.83
	Citicorp	2.270%, 01/21/05	12,000,000	11,984,867	2.00
	Citicorp	2.310%, 01/27/05	6,000,000	5,989,990	1.00
	Citicorp	2.190%, 02/08/05	6,000,000	5,986,130	1.00
c	Corporate Asset Funding
	Corp, Inc	2.050%–2.280%, 01/05/05–01/27/05	19,900,000	19,877,416	3.31
c	Delaware Funding Co LLC	2.180%–2.340%, 01/13/05–01/24/05	6,000,000	5,994,103	1.00
c	Dorada Finance, Inc	1.970%–2.120%, 01/05/05–02/08/05	12,500,000	12,477,709	2.08
c	Dorada Finance, Inc	2.240%, 02/15/05	10,000,000	9,972,000	1.66
c	Edison Asset Securitization,
	LLC	2.230%–2.370%, 01/25/05–03/09/05	10,980,000	10,950,201	1.82
	FCAR Owner Trust I	2.200%, 01/06/05	6,000,000	5,998,367	1.00
	FCAR Owner Trust I	1.980%, 01/10/05	5,000,000	4,997,525	0.83
	FCAR Owner Trust I	2.110%–2.440%, 02/04/05–03/17/05	12,900,000	12,844,477	2.14
	Fortune Brands	2.040%–2.310%, 01/11/05–02/16/05	13,135,000	13,116,218	2.18
	General Electric Capital
	Corp	2.220%–2.360%, 02/02/05–02/24/05	17,270,000	17,223,317	2.87
c	Govco, Inc	2.110%, 01/28/05	9,000,000	8,985,690	1.50
c	Govco, Inc	2.050%–2.390%, 01/19/05–02/28/05	14,408,000	14,370,651	2.39
c	Greyhawk Funding LLC	2.020%, 01/07/05	5,000,000	4,998,208	0.83
c	Greyhawk Funding LLC	2.290%, 01/19/05	7,000,000	6,992,160	1.16
c	Greyhawk Funding LLC	2.130%–2.540%, 02/02/05–05/17/05	8,195,000	8,166,126	1.36
	Household Finance Corp	2.260%–2.280%, 02/01/05–02/04/05	8,205,000	8,188,116	1.36
c	Kitty Hawk Funding Corp	.2.060%–2.360%, 01/27/05–02/15/05	10,025,000	10,001,594	1.67
c	Links Finance LLC	2.310%, 02/23/05	5,000,000	4,982,996	0.83
c	Links Finance LLC	2.350%–2.390%, 03/01/05–03/08/05	13,430,000	13,376,457	2.23
	Morgan Stanley Dean
	Witter	2.200%–2.340%, 01/10/05–01/26/05	9,000,000	8,990,750	1.50
	Paccar Financial Corp	1.910%–2.100%, 01/12/05–02/23/05	7,780,000	7,781,145	1.29
c	Park Avenue Receivables
	Corp	2.240%–2.350%, 01/19/05–02/04/05	12,000,000	11,975,699	1.99
c	Preferred Receivables Funding
	Corp	2.270%–2.350%, 01/13/05–01/31/05	5,995,000	5,989,268	1.00

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 95

Money Market Fund |	Summary portfolio of investments December 31, 2004	continued

					% OF NET
	ISSUER		PRINCIPAL	VALUE	ASSETS

	COMMERCIAL PAPER—(Continued)
c	Private Export Funding
	Corporation	1.800%–2.440%, 01/05/05–04/12/05	$10,400,000	$10,364,330	1.73%
c	Rabobank USA Financial
	Corp	1.990%–2.455%, 01/26/05–05/12/05	21,093,000	21,021,610	3.50
c	Ranger Funding Co LLC	2.330%–2.470%, 01/18/05–03/15/05	11,998,000	11,979,396	1.99
	Royal Bank of Canada	1.960%, 01/18/05	6,865,000	6,858,646	1.14
	Royal Bank of
	Scotland plc	2.180%–2.300%, 01/11/05–01/18/05	9,030,000	9,022,129	1.50
	Shell Finance (U.K.) plc	2.270%–2.390%, 02/01/05–03/08/05	9,735,000	9,709,003	1.62
c	Sigma Finance, Inc	2.015%–2.070%, 02/04/05–03/10/05	9,040,000	9,031,869	1.50
c	Societe Generale North
	America, Inc	2.250%–2.450%, 02/01/05–03/28/05	12,120,000	12,079,352	2.01
	UBS Finance,
	(Delaware), Inc	2.250%–2.450%, 01/11/05–03/15/05	8,578,000	8,553,913	1.42
c	Yorktown Capital, LLC	2.300%–2.470%, 01/21/05–03/17/05	15,087,000	15,033,230	2.50
	Other			30,054,640	5.00

				471,190,563	78.44

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Farm Credit Bank
	(FFCB)	1.100%–1.840%, 01/05/05–03/16/05	3,320,000	3,318,197	0.55
	Federal Home Loan Bank
	(FHLB)	1.000%–1.950%, 01/03/05–04/01/05	9,000,000	8,998,205	1.50
	Federal Home Loan Mortgage Corp
	(FHLMC)	1.420%–2.720%, 01/05/05–08/23/05	17,275,000	17,126,421	2.85
	Federal National Mortgage Association
	(FNMA)	2.270%, 02/14/05	7,920,000	7,897,736	1.32
	FNMA	2.390%, 03/16/05	5,000,000	4,975,703	0.83
	FNMA	1.240%–2.540%, 01/07/05–05/04/05	16,912,000	16,819,839	2.80
	Other			3,325,227	0.55

				62,461,328	10.40

	MEDIUM TERM NOTE
	JP Morgan Chase & Co	2.610%, 02/24/05	5,000,000	5,008,605	0.83

				5,008,605	0.83

	VARIABLE NOTES
	American Honda Finance Corp	2.140%, 04/11/05	9,000,000	9,003,516	1.50
	Barclays Bank plc	2.338%, 09/29/05	5,000,000	4,998,519	0.83
	Sigma Finance, Inc	2.240%, 01/04/05	10,000,000	9,999,980	1.67
	SouthTrust Bank	2.549%, 09/29/05	5,000,000	5,001,415	0.83

				29,003,430	4.83

		TOTAL SHORT-TERM INVESTMENTS	(Cost $600,994,129)	600,994,129	100.05

		TOTAL PORTFOLIO	(Cost $600,994,129)	600,994,129	100.05%
	OTHER ASSETS AND LIABILITIES, NET			(299,587)	(0.05)

		NET ASSETS		$600,694,542	100.00%

96 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Money Market Fund |	Summary portfolio of investments December 31, 2004	concluded

c Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2004, the aggregate cost of portfolio investments for federal income taxes purposes was $600,994,129.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 97

Statements of assets and liabilities |	TIAA-CREF Mutual Funds December 31, 2004

	International	Growth	Growth &	Equity	Social Choice	Managed
	Equity	Equity	Income	Index	Equity	Allocation
	Fund	Fund	Fund	Fund	Fund	Fund

ASSETS
Portfolio investments, at cost:
Unaffiliated issuers	$317,565,467	$534,782,591	$510,249,044	$312,431,167	$116,011,812	$309,978
Affiliated issuers	—	—	—	—	—	484,725,803

Total portfolio investments, at cost	317,565,467	534,782,591	510,249,044	312,431,167	116,011,812	485,035,781

Portfolio investments, at value:
Unaffiliated issuers	362,002,036	568,592,888	537,945,622	356,300,177	119,522,596	309,944
Affiliated issuers	—	—	—	—	—	496,719,817

Total portfolio investments, at value	362,002,036	568,592,888	537,945,622	356,300,177	119,522,596	497,029,761
Cash	—	40,419	—	—	46,934	—
Cash-foreign (cost of $1,327,060, $—, $3,616, $—,
$—, and $—, respectively)	1,328,798	—	4,331	—	—	—
Receivable from securities transactions	150,269	1,750,936	47	20,028	—	81,000
Receivable for Fund shares sold	285,377	148,784	246,113	293,741	116,293	216,067
Dividends and interest receivable	675,560	354,656	646,903	451,551	118,614	3,634
Receivable for variation margin on open futures contracts	—	—	—	539	—	—

Total assets	364,442,040	570,887,683	538,843,016	357,066,036	119,804,437	497,330,462

LIABILITIES
Due to investment advisor	151,310	221,019	200,734	80,838	27,704	—
Due to custodian	40,302	—	416	107,505	—	37,993
Payable for securities transactions	2,379,897	2,849,754	—	—	622,358	—
Payable for Fund shares redeemed	187,860	743,023	375,904	146,923	71,064	145,268
Income distribution payable	34,661	1,231	—	—	—	2,379
Payable for variation margin on open futures contracts	—	—	—	1,450	—	—

Total liabilities	2,794,030	3,815,027	577,054	336,716	721,126	185,640

NET ASSETS	$361,648,010	$567,072,656	$538,265,962	$356,729,320	$119,083,311	$497,144,822

NET ASSETS CONSIST OF:
Paid-in-capital	$376,354,544	$886,201,006	$619,344,135	$313,747,054	$117,427,427	$503,220,568
Accumulated undistributed (distributions in excess of)
net investment income	(310,658)	79,090	13,031	6,139	2,818	—
Accumulated net realized loss
on total investments	(58,884,197)	(353,017,737)	(108,788,497)	(916,376)	(1,857,718)	(18,069,726)
Accumulated net unrealized appreciation
on total investments	44,488,321	33,810,297	27,697,293	43,892,503	3,510,784	11,993,980

NET ASSETS	$361,648,010	$567,072,656	$538,265,962	$356,729,320	$119,083,311	$497,144,822

Outstanding shares of beneficial interest,
unlimited shares authorized ($0.0001 par value)	33,906,775	61,807,324	44,137,435	41,523,373	12,961,306	44,654,041
Net asset value per share	$10.67	$9.17	$12.20	$8.59	$9.19	$11.13

98 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 99

Statements of assets and liabilities |	TIAA-CREF Mutual Funds December 31, 2004	concluded

	High-Yield	Short-Term	Tax-Exempt	Bond	Money
	Bond	Bond	Bond	Plus	Market
	Fund	Fund	Fund	Fund	Fund

ASSETS
Portfolio investments, at cost:
Unaffiliated issuers	$255,458,671	$237,142,618	$192,447,193	$522,412,687	$600,994,129
Affiliated issuers	—	—	—	3,382,700	—

Total portfolio investments, at cost	255,458,671	237,142,618	192,447,193	525,795,387	600,994,129

Portfolio investments, at value:
Unaffiliated issuers	271,803,803	236,608,469	196,876,546	528,149,941	600,994,129
Affiliated issuers	—	—	—	3,408,589	—

Total portfolio investments, at value	271,803,803	236,608,469	196,876,546	531,558,530	600,994,129
Cash	156,191	—	25,665	24,044	303,118
Receivable from securities transactions	1,849,232	—	1,622,239	18,097,959	—
Receivable for Fund shares sold	231,684	692,985	700,652	202,522	1,006,535
Dividends and interest receivable	5,399,916	2,097,451	2,397,292	3,520,596	275,693

Total assets	279,440,826	239,398,905	201,622,394	553,403,651	602,579,475

LIABILITIES
Due to investment advisor	77,399	59,449	49,854	124,890	155,768
Due to custodian	—	19,231	—	—	—
Payable for securities transactions	10,867	—	6,821,367	84,135,812	—
Payable for Fund shares redeemed	72,308	211,832	86,206	132,999	1,677,711
Income distribution payable	4,137	11	—	1,190	51,454

Total liabilities	164,711	290,523	6,957,427	84,394,891	1,884,933

NET ASSETS	$279,276,115	$239,108,382	$194,664,967	$469,008,760	$600,694,542

NET ASSETS CONSIST OF:
Paid-in-capital	$271,022,588	$239,753,069	$190,026,491	$463,290,901	$600,695,422
Accumulated undistributed net investment income	87,839	43,631	—	72,770	396
Accumulated undistributed net realized gain (loss) on total investments	(8,179,444)	(154,169)	209,123	(118,054)	(1,276)
Accumulated net unrealized appreciation (depreciation) on total investments	16,345,132	(534,149)	4,429,353	5,763,143	—

NET ASSETS	$279,276,115	$239,108,382	$194,664,967	$469,008,760	$600,694,542

Outstanding shares of beneficial interest,
unlimited shares authorized ($0.0001 par value)	29,443,995	22,663,250	17,812,629	45,396,118	600,695,422

Net asset value per share	$9.48	$10.55	$10.93	$10.33	$1.00

100 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 101

Statements of operations |	TIAA-CREF Mutual Funds December 31, 2004

	International	Growth	Growth &	Equity	Social Choice	Managed
	Equity	Equity	Income	Index	Equity	Allocation
	Fund	Fund	Fund	Fund	Fund	Fund

INVESTMENT INCOME
Interest	$103,081	$297,859	$74,743	$41,695	$10,516	$3,256
Dividends:
Unaffiliated issuers	7,213,665	6,368,592	10,028,814	6,629,898	1,793,814	—
Affiliated issuers	—	—	—	—	—	10,989,795
Foreign taxes withheld	(438,781)	(51,562)	(21,500)	(34)	—	—

Total income	6,877,965	6,614,889	10,082,057	6,671,559	1,804,330	10,993,051

EXPENSES
Investment management fees	1,542,698	2,458,675	2,275,187	906,118	247,742	—
Trustee fees and expenses	759	6,548	1,660	4,801	1,272	—

Total expenses	1,543,457	2,465,223	2,276,847	910,919	249,014	—

Net investment income	5,334,508	4,149,666	7,805,210	5,760,640	1,555,316	10,993,051

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON TOTAL INVESTMENTS
Realized gain (loss) on:
Portfolio investments	48,410,159	(1,924,698)	52,518,309	3,308,340	575,626	4,244,483
Underlying fund distributions	—	—	—	—	—	9,002,357
Futures transactions	—	—	—	481,966	—	—
Foreign currency transactions	(33,775)	—	(65,319)	—	—	—

Net realized gain (loss) on total investments	48,376,384	(1,924,698)	52,452,990	3,790,306	575,626	13,246,840

Change in unrealized appreciation (depreciation) on:
Portfolio investments	(868,121)	31,547,506	(12,313,305)	27,685,420	9,973,816	22,908,479
Futures transactions	—	—	—	(60,225)	—	—
Translation of assets (other than portfolio investments)
and liabilities denominated in foreign currencies	47,818	—	(5,412)	—	—	—

Net change in unrealized appreciation (depreciation)
on total investments	(820,303)	31,547,506	(12,318,717)	27,625,195	9,973,816	22,908,479

Net realized and unrealized gain on total investments	47,556,081	29,622,808	40,134,273	31,415,501	10,549,442	36,155,319

Net increase in net assets resulting from operations	$52,890,589	$33,772,474	$47,939,483	$37,176,141	$12,104,758	$47,148,370

102 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 103

Statements of operations |	TIAA-CREF Mutual Funds For the Year Ended December 31, 2004	concluded

	High-Yield	Short-Term	Tax-Exempt	Bond	Money
	Bond	Bond	Bond	Plus	Market
	Fund	Fund	Fund	Fund	Fund

INVESTMENT INCOME
Interest	$18,009,317	$7,581,313	$6,964,647	$18,480,890	$8,519,645
Dividends:
Affiliated issuers	—	—	—	227,778	—

Total income	18,009,317	7,581,313	6,964,647	18,708,668	8,519,645

EXPENSES
Investment management fees	819,025	718,095	544,481	1,345,320	1,757,705
Trustee fees and expenses	2,771	3,459	3,146	7,090	7,862
Other	—	—	—	9,726

Total expenses	821,796	721,554	547,627	1,362,136	1,765,567

Net investment income	17,187,521	6,859,759	6,417,020	17,346,532	6,754,078

NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Net realized gain on total investments	2,731,759	303,806	1,392,779	1,357,439	726
Net change in unrealized appreciation (depreciation) on total investments	2,348,525	(3,253,310)	2,459	(140,254)	—

Net realized and unrealized gain (loss) on total investments	5,080,284	(2,949,504)	1,395,238	1,217,185	726

Net increase in net assets resulting from operations	$22,267,805	$3,910,255	$7,812,258	$18,563,717	$6,754,804

104 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 105

Statement of cash flows |	TIAA-CREF Mutual Funds For the Year Ended December 31, 2004

Bond Plus Fund

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$18,563,717
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term securities	(418,729,516)
Proceeds from sales of long-term securities	427,179,443
Proceeds of short-term investments-net	(22,054,630)
Decrease in receivables	353,118
Increase in payables	191,412
Net realized gain on total investments	(1,357,439)
Unrealized loss on total investments	140,254

Net cash provided by operating activities	4,286,359

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Fund shares sold	83,347,268
Payment for Fund shares redeemed	(42,707,715)
Cash dividends paid	(1,188,957)
Exchanges among the Funds-net	(15,040,733)
Payments for the financing of dollar roll transactions-net	(32,082,031)

Net cash used in financing activities	(7,672,168)

Decrease in cash	(3,385,809)

CASH
Beginning of year	3,409,853

End of year	24,044

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included above:
Reinvestment of distributions	$17,271,107

106 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

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SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 107

Statements of changes in net assets |	TIAA-CREF Mutual Funds

	International Equity Fund		Growth Equity Fund		Growth & Income Fund

	For the Years Ended		For the Years Ended		For the Years Ended
	December 31,		December 31,		December 31,

	2004	2003	2004	2003	2004	2003

CHANGES IN NET ASSETS
OPERATIONS
Net investment income	$5,334,508	$4,591,097	$4,149,666	$3,479,729	$7,805,210	$6,085,444
Net realized gain (loss) on total investments	48,376,384	(7,327,614)	(1,924,698)	(13,713,351)	52,452,990	21,531,096
Net change in unrealized appreciation (depreciation)
on total investments	(820,303)	87,136,957	31,547,506	130,624,595	(12,318,717)	90,435,759

Net increase from operations	52,890,589	84,400,440	33,772,474	120,390,973	47,939,483	118,052,299

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,778,388)	(5,072,699)	(4,069,378)	(3,706,292)	(7,698,525)	(6,160,816)

Total distributions	(5,778,388)	(5,072,699)	(4,069,378)	(3,706,292)	(7,698,525)	(6,160,816)

SHAREHOLDER TRANSACTIONS:
Subscriptions	51,630,526	33,836,619	51,195,170	51,004,689	59,406,132	97,396,540
Reinvestment of distributions	5,611,217	4,944,020	3,966,736	3,599,094	7,252,380	5,740,757
Exchanges among the Funds, net	9,863,793	13,018,608	(17,548,892)	(3,362,832)	(16,623,205)	(96,050,767)
Redemptions	(39,339,359)	(34,515,078)	(50,127,506)	(39,947,986)	(103,454,379)	(64,377,020)
Redemptions by TIAA	—	(28,635,955)	—	—	—	—

Net increase (decrease) from shareholder transactions	27,766,177	(11,351,786)	(12,514,492)	11,292,965	(53,419,072)	(57,290,490)

Net increase (decrease) in net assets	74,878,378	67,975,955	17,188,604	127,977,646	(13,178,114)	54,600,993

NET ASSETS
Beginning of year	286,769,632	218,793,677	549,884,052	421,906,406	551,444,076	496,843,083

End of year	$361,648,010	$286,769,632	$567,072,656	$549,884,052	$538,265,962	$551,444,076

Undistributed (overdistributed) net investment
income included in net assets	$(310,658)	$(107,037)	$79,090	(871)	$13,031	$(14,467)

CHANGE IN FUND SHARES:
Shares outstanding, beginning of year	31,036,974	32,765,643	63,198,789	61,661,944	48,780,423	54,656,845

Shares sold	5,385,936	4,357,314	5,865,316	6,709,920	5,175,223	10,115,135
Shares issued in reinvestment of distributions	530,371	544,475	431,527	414,111	620,557	570,638
Shares exchanged among the Funds, net	1,003,900	1,717,163	(1,965,049)	(369,159)	(1,439,281)	(10,031,844)
Shares redeemed	(4,050,406)	(4,441,272)	(5,723,259)	(5,218,027)	(8,999,487)	(6,530,351)
Shares redeemed by TIAA	—	(3,906,349)	—	—	—	—

Net increase (decrease) in shares outstanding	2,869,801	(1,728,669)	(1,391,465)	1,536,845	(4,642,988)	(5,876,422)

Shares outstanding, end of year	33,906,775	31,036,974	61,807,324	63,198,789	44,137,435	48,780,423

108 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 109

Statements of changes in net assets |	TIAA-CREF Mutual Funds	continued

	Equity Index Fund		Social Choice Equity Fund		Managed Allocation Fund

	For the Years Ended		For the Years Ended		For the Years Ended
	December 31,		December 31,		December 31,

	2004	2003	2004	2003	2004	2003

CHANGES IN NET ASSETS
OPERATIONS
Net investment income	$5,760,640	$3,671,887	$1,555,316	$1,019,830	$10,993,051	$8,400,938
Net realized gain (loss) on total investments	3,790,306	8,692,332	575,626	2,976,453	13,246,840	(17,636,541)
Net change in unrealized appreciation on total investments	27,625,195	63,210,129	9,973,816	14,739,007	22,908,479	77,388,481

Net increase from operations	37,176,141	75,574,348	12,104,758	18,735,290	47,148,370	68,152,878

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,761,631)	(3,689,917)	(1,553,633)	(1,021,178)	(16,524,222)	(15,613,855)
From net realized gain on total investments	(3,668,608)	(6,245,640)	—	—	—	—

Total distributions	(9,430,239)	(9,935,557)	(1,553,633)	(1,021,178)	(16,524,222)	(15,613,855)

SHAREHOLDER TRANSACTIONS:
Subscriptions	103,831,000	147,882,198	46,507,464	18,164,902	86,128,633	61,916,904
Reinvestment of distributions	9,134,227	9,656,801	1,477,097	971,917	15,565,580	14,692,215
Exchanges among the Funds, net	(15,424,841)	33,843,297	1,812,333	2,483,490	3,666,061	5,137,242
Redemptions	(106,745,172)	(21,640,777)	(6,856,264)	(4,228,665)	(36,831,119)	(23,766,955)
Redemptions by TIAA	—	(37,064,419)	(4,600,798)	(32,644,000)	—	—

Net increase (decrease) from shareholder transactions	(9,204,786)	132,677,100	38,339,832	(15,252,356)	68,529,155	57,979,406

Net increase in net assets	18,541,116	198,315,891	48,890,957	2,461,756	99,153,303	110,518,429

NET ASSETS
Beginning of year	338,188,204	139,872,313	70,192,354	67,730,598	397,991,519	287,473,090

End of year	$356,729,320	$338,188,204	$119,083,311	$70,192,354	$497,144,822	$397,991,519

Undistributed net investment income
included in net assets	$6,139	$ —	$2,818	—	$ —	$251,386

CHANGE IN FUND SHARES:
Shares outstanding, beginning of year	42,797,838	22,437,334	8,480,697	10,469,957	38,238,192	32,398,366

Shares sold	12,835,716	22,306,214	5,456,599	2,446,838	8,182,622	6,382,849
Shares issued in reinvestment of distributions	1,062,570	1,223,869	160,714	117,554	1,424,533	1,455,718
Shares exchanged among the Funds, net	(1,925,276)	5,058,571	206,236	317,595	372,939	479,431
Shares redeemed	(13,247,475)	(3,068,643)	(798,612)	(596,270)	(3,564,245)	(2,478,172)
Shares redeemed by TIAA	—	(5,159,507)	(544,328)	(4,274,977)	—	—

Net increase (decrease) in shares outstanding	(1,274,465)	20,360,504	4,480,609	(1,989,260)	6,415,849	5,839,826

Shares outstanding, end of year	41,523,373	42,797,838	12,961,306	8,480,697	44,654,041	38,238,192

110 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 111

Statements of changes in net assets |	TIAA-CREF Mutual Funds	continued

	High-Yield Bond Fund		Short-Term Bond Fund		Tax-Exempt Bond Fund

	For the Years Ended		For the Years Ended		For the Years Ended
	December 31,		December 31,		December 31,

	2004	2003	2004	2003	2004	2003

CHANGES IN NET ASSETS
OPERATIONS
Net investment income	$17,187,521	$12,030,118	$6,859,759	$5,443,798	$6,417,020	$6,082,611
Net realized gain (loss) on total investments	2,731,759	(3,834,466)	303,806	2,205,827	1,392,779	3,448,126
Net change in unrealized appreciation (depreciation)
on total investments	2,348,525	22,716,455	(3,253,310)	(1,540,071)	2,459	(327,757)

Net increase from operations	22,267,805	30,912,107	3,910,255	6,109,554	7,812,258	9,202,980

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(17,106,426)	(12,069,249)	(6,822,181)	(5,452,392)	(6,409,502)	(6,079,623)
From net realized gain on total investments	—	—	(459,983)	(2,336,110)	(1,608,465)	(3,234,868)

Total distributions	(17,106,426)	(12,069,249)	(7,282,164)	(7,788,502)	(8,017,967)	(9,314,491)

SHAREHOLDER TRANSACTIONS:
Subscriptions	163,489,300	211,260,350	97,040,592	124,387,667	49,664,548	76,023,110
Reinvestment of distributions	11,118,606	8,227,141	4,307,635	5,100,745	5,830,397	7,003,762
Exchanges among the Funds, net	(4,641,870)	5,434,230	(11,377,524)	(10,212,853)	(7,649,714)	(21,559,445)
Redemptions	(124,175,101)	(105,906,699)	(58,573,053)	(37,345,452)	(21,354,309)	(39,472,494)
Redemptions by TIAA	—	(13,473,547)	—	(18,169,500)	—	—

Net increase (decrease) from shareholder transactions	45,790,935	105,541,475	31,397,650	63,760,607	26,490,922	21,994,933

Net increase in net assets	50,952,314	124,384,333	28,025,741	62,081,659	26,285,213	21,883,422

NET ASSETS
Beginning of year	228,323,801	103,939,468	211,082,641	149,000,982	168,379,754	146,496,332

End of year	$279,276,115	$228,323,801	$239,108,382	$211,082,641	$194,664,967	$168,379,754

Undistributed net investment income included in net assets	$87,839	6,744	$43,631	$6,053	$ —	—

CHANGE IN FUND SHARES:
Shares outstanding, beginning of year	24,506,172	12,671,818	19,745,892	13,852,524	15,413,525	13,410,634

Shares sold	17,554,766	23,886,825	9,090,514	11,480,941	4,540,612	6,912,393
Shares issued in reinvestment of distributions	1,195,418	928,038	406,112	473,444	535,120	638,780
Shares exchanged among the Funds, net	(502,864)	645,982	(1,071,897)	(947,735)	(716,114)	(1,968,455)
Shares redeemed	(13,309,497)	(12,058,906)	(5,507,371)	(3,446,166)	(1,960,514)	(3,579,827)
Shares redeemed by TIAA	—	(1,567,585)	—	(1,667,116)	—	—

Net increase in shares outstanding	4,937,823	11,834,354	2,917,358	5,893,368	2,399,104	2,002,891

Shares outstanding, end of year	29,443,995	24,506,172	22,663,250	19,745,892	17,812,629	15,413,525

112 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 113

Statements of changes in net assets |	TIAA-CREF Mutual Funds	concluded

	Bond Plus Fund		Money Market Fund

	For the Years Ended		For the Years Ended
	December 31,		December 31,

	2004	2003	2004	2003

CHANGES IN NET ASSETS
OPERATIONS
Net investment income	$17,346,532	$15,158,090	$6,754,078	$6,204,712
Net realized gain (loss) on total investments	1,357,439	7,889,826	726	(2,002)
Net change in unrealized depreciation
on total investments	(140,254)	(6,184,623)	—	—

Net increase from operations	18,563,717	16,863,293	6,754,804	6,202,710

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(17,273,762)	(15,287,117)	(6,754,078)	(6,204,712)
From net realized gain on total investments	(1,186,302)	(10,148,888)	—	—

Total distributions	(18,460,064)	(25,436,005)	(6,754,078)	(6,204,712)

SHAREHOLDER TRANSACTIONS:
Subscriptions	82,838,804	108,042,310	333,263,026	342,293,586
Reinvestment of distributions	17,271,107	23,652,496	7,043,382	6,461,023
Exchanges among the Funds, net	(15,040,733)	(30,582,349)	19,155,418	(30,555,027)
Redemptions	(42,603,600)	(36,754,522)	(381,001,287)	(392,416,691)

Net increase (decrease) from shareholder transactions	42,465,578	64,357,935	(21,539,461)	(74,217,109)

Net increase (decrease) in net assets	42,569,231	55,785,223	(21,538,735)	(74,219,111)

NET ASSETS
Beginning of year	426,439,529	370,654,306	622,233,277	696,452,388

End of year	$469,008,760	$426,439,529	$600,694,542	622,233,277

Undistributed net investment income included in net assets	$72,770	—	$396	$396

CHANGE IN FUND SHARES:
Shares outstanding, beginning of year	41,307,647	35,223,000	622,295,365	696,512,131

Shares sold	7,998,655	10,216,742	333,202,544	342,293,586
Shares issued in reinvestment of distributions	1,677,608	2,259,701	7,043,382	6,461,366
Shares exchanged among the Funds, net	(1,461,450)	(2,913,224)	19,155,418	(30,555,027)
Shares redeemed	(4,126,342)	(3,478,572)	(381,001,287)	(392,416,691)

Net increase (decrease) in shares outstanding	4,088,471	6,084,647	(21,599,943)	(74,216,766)

Shares outstanding, end of year	45,396,118	41,307,647	600,695,422	622,295,365

114 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 115

Financial highlights |	TIAA-CREF Mutual Funds

	International Equity Fund

	For the Years Ended December 31,

	2004	2003	2002		2001	2000

SELECTED PER SHARE DATA
Net asset value, beginning of year	$9.24	$6.68	$8.07		$10.75	$16.08

Gain (loss) from investment operations:
Net investment income	0.16 (a)	0.14 (a)	0.11	(a)	0.09	0.08
Net realized and unrealized gain (loss) on total investments	1.44	2.59	(1.38)		(2.70)	(3.32)

Total gain (loss) from investment operations	1.60	2.73	(1.27)		(2.61)	(3.24)

Less distributions from:
Net investment income	(0.17)	(0.17)	(0.12)		(0.07)	(0.08)
In excess of net investment income	—	—	—		—	(0.01)
Net realized gains	—	—	—		—	(2.00)

Total distributions	(0.17)	(0.17)	(0.12)		(0.07)	(2.09)

Net asset value, end of year	$10.67	$9.24	$6.68		$8.07	$10.75

TOTAL RETURN	17.37%	40.86%	(15.73)%		(24.29)%	(19.99)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$361,648	$286,770	$218,794		$259,492	$270,431
Ratio of expenses to average net assets before expense waiver	N/A	N/A	0.88	%(b)	0.99%	0.99%
Ratio of expenses to average net assets after expense waiver	0.49%	0.49%	0.49%		0.49%	0.49%
Ratio of net investment income to average net assets	1.69%	1.96%	1.47%		1.10%	0.49%
Portfolio turnover rate	154.07%	162.13%	77.61%		113.03%	138.33%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.

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Financial highlights |	TIAA-CREF Mutual Funds	continued

	Growth Equity Fund

	For the Years Ended December 31,

	2004	2003	2002		2001	2000

SELECTED PER SHARE DATA
Net asset value, beginning of year	$8.70	$6.84	$9.85		$12.87	$17.19

Gain (loss) from investment operations:
Net investment income	0.07 (a)	0.06 (a)	0.03	(a)	0.02	—
Net realized and unrealized gain (loss) on total investments	0.47	1.86	(3.00)		(2.98)	(3.47)

Total gain (loss) from investment operations	0.54	1.92	(2.97)		(2.96)	(3.47)

Less distributions from:
Net investment income	(0.07)	(0.06)	(0.04)		—	—
Net realized gains	—	—	—		(0.06)	(0.85)

Total distributions	(0.07)	(0.06)	(0.04)		(0.06)	(0.85)

Net asset value, end of year	$9.17	$8.70	$6.84		$9.85	$12.87

TOTAL RETURN	6.16%	28.06%	(30.12)%		(23.02)%	(20.29)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$567,073	$549,884	$421,906		$653,169	$785,761
Ratio of expenses to average net assets before expense waiver	N/A	N/A	0.85	%(b)	0.95%	0.95%
Ratio of expenses to average net assets after expense waiver	0.45%	0.45%	0.45%		0.45%	0.45%
Ratio of net investment income to average net assets	0.76%	0.72%	0.40%		0.15%	0.00%
Portfolio turnover rate	64.96%	72.50%	49.53%		38.39%	42.07%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.

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Financial highlights |	TIAA-CREF Mutual Funds	continued

	Growth & Income Fund

	For the Years Ended December 31,

	2004	2003	2002		2001	2000

SELECTED PER SHARE DATA
Net asset value, beginning of year	$11.30	$9.09	$12.07		$14.05	$15.93

Gain (loss) from investment operations:
Net investment income	0.17 (a)	0.12 (a)	0.10	(a)	0.10	0.11
Net realized and unrealized gain (loss) on total investments	0.90	2.21	(2.98)		(1.98)	(1.27)

Total gain (loss) from investment operations	1.07	2.33	(2.88)		(1.88)	(1.16)

Less distributions from:
Net investment income	(0.17)	(0.12)	(0.10)		(0.10)	(0.11)
Net realized gains	—	—	—		—	(0.61)

Total distributions	(0.17)	(0.12)	(0.10)		(0.10)	(0.72)

Net asset value, end of year	$12.20	$11.30	$9.09		$12.07	$14.05

TOTAL RETURN	9.55%	25.83%	(23.86)%		(13.37)%	(7.33)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$538,266	$551,444	$496,843		$637,632	$665,956
Ratio of expenses to average net assets before expense waiver	N/A	N/A	0.82	%(b)	0.93%	0.93%
Ratio of expenses to average net assets after expense waiver	0.43%	0.43%	0.43%		0.43%	0.43%
Ratio of net investment income to average net assets	1.48%	1.21%	0.99%		0.84%	0.72%
Portfolio turnover rate	75.37%	141.39%	112.13%		70.41%	21.41%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.

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Financial highlights |	TIAA-CREF Mutual Funds	continued

	Equity Index Fund

						For the Period	For the Period
						April 3, 2000	March 1, 2000
						(effective date of SEC	(commencement of
	For the Years Ended December 31,					registration) to	operations) to
						December 31,	December 31,
	2004	2003	2002		2001	2000 (c)	2000 (c)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$7.90	$6.23	$8.05		$9.19	$10.43	$10.00

Gain (loss) from investment operations:
Net investment income	0.13 (a)	0.10 (a)	0.10	(a)	0.07	0.07	0.08
Net realized and unrealized gain (loss) on total investments	0.79	1.81	(1.83)		(1.14)	(1.24)	(0.81)

Total gain (loss) from investment operations	0.92	1.91	(1.73)		(1.07)	(1.17)	(0.73)

Less distributions from:
Net investment income	(0.14)	(0.09)	(0.09)		(0.06)	(0.07)	(0.08)
Net realized gains	(0.09)	(0.15)	—		(0.01)	—	—

Total distributions	(0.23)	(0.24)	(0.09)		(0.07)	(0.07)	(0.08)

Net asset value, end of period	$8.59	$7.90	$6.23		$8.05	$9.19	$9.19

TOTAL RETURN	11.68%	30.67%	(21.52)%		(11.62)%	(11.27)%	(7.32)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$356,729	$338,188	$139,872		$97,686	$67,367	$67,367
Ratio of expenses to average net assets before expense waiver	N/A	N/A	0.63	%(b)	0.76%	0.64%	0.64%
Ratio of expenses to average net assets after expense waiver	0.26%	0.26%	0.26%		0.26%	0.19%	0.22%
Ratio of net investment income to average net assets	1.65%	1.49%	1.40%		1.12%	0.71%	0.87%
Portfolio turnover rate	14.50%	17.34%	4.41%		6.06%	10.25%	5.70%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.
(c)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Mutual Funds	continued

	Social Choice Equity Fund

						For the Period	For the Period
						April 3, 2000	March 1, 2000
						(effective date of SEC	(commencement of
	For the Years Ended December 31,					registration) to	operations) to
						December 31,	December 31,
	2004	2003	2002		2001	2000(c)	2000(c)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$8.28	$6.47	$8.28		$9.57	$10.66	$10.00

Gain (loss) from investment operations:
Net investment income	0.14 (a)	0.10 (a)	0.10	(a)	0.07	0.07	0.08
Net realized and unrealized gain (loss) on total investments	0.89	1.83	(1.82)		(1.29)	(1.07)	(0.39)

Total gain (loss) from investment operations	1.03	1.93	(1.72)		(1.22)	(1.00)	(0.31)

Less distributions from:
Net investment income	(0.12)	(0.12)	(0.09)		(0.06)	(0.07)	(0.08)
Net realized gains	—	—	—		(0.01)	(0.02)	(0.04)

Total distributions	(0.12)	(0.12)	(0.09)		(0.07)	(0.09)	(0.12)

Net asset value, end of period	$9.19	$8.28	$6.47		$8.28	$9.57	$9.57

TOTAL RETURN	12.46%	29.87%	(20.71)%		(12.75)%	(9.40)%	(3.14)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$119,083	$70,192	$67,731		65,793	$38,812	$38,812
Ratio of expenses to average net assets before expense waiver	N/A	N/A	0.65	%(b)	0.77%	0.65%	0.65%
Ratio of expenses to average net assets after expense waiver	0.27%	0.27%	0.27%		0.27%	0.20%	0.23%
Ratio of net investment income to average net assets	1.70%	1.46%	1.33%		1.09%	0.73%	0.88%
Portfolio turnover rate	6.17%	11.33%	29.15%		5.96%	4.76%	2.34%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.
(c)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Mutual Funds	continued

	Managed Allocation Fund

	For the Years Ended December 31,

	2004	2003	2002	2001	2000

SELECTED PER SHARE DATA
Net asset value, beginning of year	$10.41	$8.87	$10.50	$12.20	$13.59

Gain (loss) from investment operations:
Net investment income	0.26 (a)	0.25 (a)	0.26 (a)	0.37	0.37
Net realized and unrealized gain (loss) on total investments	0.84	1.72	(1.52)	(1.41)	(1.03)

Total gain (loss) from investment operations	1.10	1.97	(1.26)	(1.04)	(0.66)

Less distributions from:
Net investment income	(0.38)	(0.43)	(0.34)	(0.28)	(0.37)
Net realized gains	—	—	(0.03)	(0.38)	(0.36)

Total distributions	(0.38)	(0.43)	(0.37)	(0.66)	(0.73)

Net asset value, end of year	$11.13	$10.41	$8.87	$10.50	$12.20

TOTAL RETURN	10.70%	22.45%	(12.09)%	(8.52)%	(4.99)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$497,145	$397,992	$287,473	$319,244	$330,814
Ratio of expenses to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income to average net assets	2.46%	2.56%	2.68%	3.34%	2.87%
Portfolio turnover rate	10.43%	37.26%	11.93%	2.97%	0.71%

(a)	Based on average shares outstanding.

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Financial highlights |	TIAA-CREF Mutual Funds	continued

	High-Yield Bond Fund

						For the Period	For the Period
						April 3, 2000	March 1, 2000
						(effective date of SEC	(commencement of
	For the Years Ended December 31,					registration) to	operations) to
						December 31,	December 31,
	2004	2003	2002		2001	2000(c)	2000(c)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$9.32	$8.20	$8.94		$9.41	$9.80	$10.00

Gain (loss) from investment operations:
Net investment income	0.66 (a)	0.72 (a)	0.78	(a)	0.93	0.65	0.78
Net realized and unrealized gain (loss) on total investments	0.16	1.12	(0.75)		(0.47)	(0.32)	(0.59)

Total gain from investment operations	0.82	1.84	0.03		0.46	0.33	0.19

Less distributions from:
Net investment income	(0.66)	(0.72)	(0.77)		(0.93)	(0.72)	(0.78)

Total distributions	(0.66)	(0.72)	(0.77)		(0.93)	(0.72)	(0.78)

Net asset value, end of period	$9.48	$9.32	$8.20		$8.94	$9.41	$9.41

TOTAL RETURN	9.16%	23.24%	0.46%		4.89%	3.30%	1.91%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$279,276	$228,324	$103,939		$92,217	$63,897	$63,897
Ratio of expenses to average net assets before expense waiver	N/A	N/A	0.72	%(b)	0.84%	0.70%	0.70%
Ratio of expenses to average net assets after expense waiver	0.34%	0.34%	0.34%		0.34%	0.25%	0.29%
Ratio of net investment income to average net assets	7.14%	8.13%	9.17%		9.97%	6.66%	8.05%
Portfolio turnover rate	41.81%	42.04%	74.43%		75.44%	58.14%	36.99%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.
(c)	The percentages shown for this period are not annualized.

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Financial highlights |	TIAA-CREF Mutual Funds	continued

	Short-Term Bond Fund

						For the Period	For the Period
						April 3, 2000	March 1, 2000
						(effective date of SEC	(commencement of
	For the Years Ended December 31,					registration) to	operations) to
						December 31,	December 31,
	2004	2003	2002		2001	2000(c)	2000(c)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.69	$10.76	$10.48		$10.23	$10.01	$10.00

Gain (loss) from investment operations:
Net investment income	0.31 (a)	0.32 (a)	0.46	(a)	0.57	0.45	0.54
Net realized and unrealized gain (loss) on total investments	(0.13)	0.05	0.33		0.34	0.32	0.29

Total gain from investment operations	0.18	0.37	0.79		0.91	0.77	0.83

Less distributions from:
Net investment income	(0.30)	(0.32)	(0.45)		(0.57)	(0.49)	(0.54)
In excess of net investment income	—	—	—		—	(0.01)	(0.01)
Net realized gains	(0.02)	(0.12)	(0.06)		(0.09)	(0.05)	(0.05)

Total distributions	(0.32)	(0.44)	(0.51)		(0.66)	(0.55)	(0.60)

Net asset value, end of period	$10.55	$10.69	$10.76		$10.48	$10.23	$10.23

TOTAL RETURN	1.73%	3.51%	7.81%		9.10%	7.84%	8.51%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$239,108	$211,083	$149,001		$61,314	$29,839	$29,839
Ratio of expenses to average net assets before expense waiver	N/A	N/A	0.63	%(b)	0.80%	0.67%	0.67%
Ratio of expenses to average net assets after expense waiver	0.30%	0.30%	0.30%		0.30%	0.22%	0.25%
Ratio of net investment income to average net assets	2.87%	3.00%	4.32%		5.36%	4.47%	5.45%
Portfolio turnover rate	117.87%	176.43%	157.26%		132.21%	402.87%	387.42%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.
(c)	The percentages shown for this period are not annualized.

130 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 131

Financial highlights |	TIAA-CREF Mutual Funds	continued

	Tax-Exempt Bond Fund

						For the Period	For the Period
						April 3, 2000	March 1, 2000
						(effective date of SEC	(commencement of
	For the Years Ended December 31,					registration) to	operations) to
						December 31,	December 31,
	2004	2003	2002		2001	2000 (c)	2000 (c)

SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.92	$10.92	$10.38		$10.46	$10.11	$10.00

Gain from investment operations:
Net investment income	0.39 (a)	0.42 (a)	0.44	(a)	0.47	0.40	0.42
Net realized and unrealized gain on total investments	0.09	0.21	0.65		0.04	0.37	0.50

Total gain from investment operations	0.48	0.63	1.09		0.51	0.77	0.92

Less distributions from:
Net investment income	(0.38)	(0.42)	(0.43)		(0.47)	(0.38)	(0.42)
Net realized gains	(0.09)	(0.21)	(0.12)		(0.12)	(0.04)	(0.04)

Total distributions	(0.47)	(0.63)	(0.55)		(0.59)	(0.42)	(0.46)

Net asset value, end of period	$10.93	$10.92	$10.92		$10.38	$10.46	$10.46

TOTAL RETURN	4.55%	5.87%	10.70%		5.00%	7.75%	9.38%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$194,665	$168,380	$146,496		$73,674	$38,928	$38,928
Ratio of expenses to average net assets before expense waiver	N/A	N/A	0.64	%(b)	0.80%	0.67%	0.67%
Ratio of expenses to average net assets after expense waiver	0.30%	0.30%	0.30%		0.30%	0.22%	0.25%
Ratio of net investment income to average net assets	3.54%	3.79%	4.06%		4.48%	3.91%	4.27%
Portfolio turnover rate	57.38%	156.76%	264.02%		298.08%	147.60%	136.41%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.
(c)	The percentages shown for this period are not annualized.

132 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 133

Financial highlights |	TIAA-CREF Mutual Funds	continued

	Bond Plus Fund

	For the Years Ended December 31,

	2004	2003	2002		2001	2000

SELECTED PER SHARE DATA
Net asset value, beginning of year	$10.32	$10.52	$10.18		$10.09	$9.63

Gain from investment operations:
Net investment income	0.40 (a)	0.40 (a)	0.53	(a)	0.59	0.62
Net realized and unrealized gain on total investments	0.04	0.05	0.51		0.22	0.46

Total gain from investment operations	0.44	0.45	1.04		0.81	1.08

Less distributions from:
Net investment income	(0.40)	(0.40)	(0.52)		(0.59)	(0.62)
Net realized gains	(0.03)	(0.25)	(0.18)		(0.13)	—

Total distributions	(0.43)	(0.65)	(0.70)		(0.72)	(0.62)

Net asset value, end of year	$10.33	$10.32	$10.52		$10.18	$10.09

TOTAL RETURN	4.29%	4.38%	10.50%		8.14%	11.68%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$469,009	$426,440	$370,654		$284,865	$232,617
Ratio of expenses to average net assets before expense waiver	N/A	N/A	0.67	%(b)	0.80%	0.80%
Ratio of expenses to average net assets after expense waiver	0.30%	0.30%	0.30%		0.30%	0.30%
Ratio of net investment income to average net assets	3.87%	3.78%	5.10%		5.72%	6.41%
Portfolio turnover rate	103.68%	139.58%	243.70%		233.89%	313.29	%(c)

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.
(c)	During 2000, the Bond Plus Fund began structuring dollar roll transactions as financing transactions; had these transactions been treated for the entire year as purchases and sales, rather than as financing transactions, the portfolio turnover rate for the year ended December 31, 2000 would have been 472.03%.

134 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 135

Financial highlights |	TIAA-CREF Mutual Funds	concluded

	Money Market Fund

	For the Years Ended December 31,

	2004	2003	2002		2001	2000

SELECTED PER SHARE DATA
Net asset value, beginning of year	$1.00	1.00	$1.00		$1.00	1.00

Gain from investment operations:
Net investment income	0.01 (a)	0.01 (a)	0.02	(a)	0.04	0.06

Total gain from investment operations	0.01	0.01	0.02		0.04	0.06

Less distributions from:
Net investment income	(0.01)	(0.01)	(0.02)		(0.04)	(0.06)

Total distributions	(0.01)	(0.01)	(0.02)		(0.04)	(0.06)

Net asset value, end of year	$1.00	$1.00	$1.00		$1.00	$1.00

TOTAL RETURN	1.13%	0.93%	1.64%		4.08%	6.33%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$600,695	$622,233	$696,452		$760,268	$612,046
Ratio of expenses to average net assets before expense waiver	N/A	N/A	0.67	%(b)	0.79%	0.79%
Ratio of expenses to average net assets after expense waiver	0.29%	0.29%	0.29%		0.29%	0.29%
Ratio of net investment income to average net assets	1.11%	0.93%	1.62%		3.94%	6.18%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.

136 | 2004 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2004 Annual Report | 137

Notes to financial statements |	TIAA-CREF Mutual Funds

Note 1—significant accounting policies

TIAA-CREF Mutual Funds (the “Funds”) is a Delaware business trust that was organized on January 13, 1997 and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as an open-end management investment company. The International Equity, Growth Equity, Growth & Income, Managed Allocation, Bond Plus and Money Market Funds commenced operations on July 17, 1997 with a seed money investment by Teachers Insurance and Annuity Association of America (“TIAA”). The Equity Index, Social Choice Equity, High-Yield Bond, Short-Term Bond and Tax-Exempt Bond Funds commenced operations on March 1, 2000 with a seed money investment by TIAA. At December 31, 2004, TIAA had no remaining investments in the Funds. The accompanying financial statements were prepared in accordance with U.S. generally accepted accounting principles which may require the use of estimates made by management. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds.

Valuation of investments: Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Money market instruments (other than those in the Money Market Fund), with maturities of one year or less, are valued in the same manner as debt securities or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. For the Money Market Fund, all of its investments are valued using the amortized cost method. Investments in registered investment companies are valued at their net asset value. Foreign investments are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Stock and bond index futures, which are traded on commodities exchanges, are valued at the last sales price as of the close of such commodities exchanges. Portfolio securities for which market quotations are not readily available are valued at fair value, as determined in good faith under the direction of the Board of Trustees. Portfolio securities may also be valued at fair value as determined in good faith under the direction of the Board of Trustees if events materially affecting their value occur between the time their price is determined and the time a Fund’s net asset value is calculated. The fair value of securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a security’s price with securities indices and other appropriate indicators, such as ADR’s and futures contracts. Other factors may also be considered in determining fair value, such as fundamental analytical data, market and trading trends, and public trading of similar securities of the issuer or comparable issuers.

138   | 2004 Annual Report     TIAA-CREF Mutual Funds

Notes to financial statements |	TIAA-CREF Mutual Funds	continued

Accounting for investments: Securities transactions are accounted for as of the trade date. Interest income is recorded as earned and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as soon thereafter as the Funds are informed of the ex-dividend date. Realized gains and losses on securities transactions are based upon the specific identification method for both financial statement and federal income tax purposes.

Dollar roll transactions: Certain of the Funds may enter into dollar rolls in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (same issuer and interest rate and substantially similar maturity) on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. Dollar rolls are recorded as financing transactions. Dollar rolls can enhance a Fund’s return by earning a spread between the yield on the underlying securities and short-term interest rates. The use of dollar roll transactions by the Bond Plus Fund results in borrowing requiring the presentation of a statement of cash flows.

Foreign currency transactions and translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of securities, income receipts and expense payments made in foreign currencies are translated into U.S. dollars at the exchange rates prevailing on the respective dates of the transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net realized gains and losses on foreign currency transactions include maturities of forward foreign currency contracts, disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Forward foreign currency contracts: The Funds may use forward foreign currency contracts to facilitate transactions in securities denominated in foreign currencies. Such contracts are entered into directly with a counterparty and are “marked-to-market” at the end of each day’s trading. The Funds are also exposed to credit risk associated with counterparty nonperformance on these forward foreign currency contracts which is typically limited to the unrealized gain on each open contract.

Futures contracts: The Funds may use futures contracts to manage exposure to the equity markets or for cash management purposes to remain highly invested in the equity markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract and variation margin payments are made or received reflecting changes in the value of the futures contracts. Futures contracts are valued at the last sales price as of the close of the board of trade or exchange on which they are traded. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures

TIAA-CREF Mutual Funds     2004 Annual Report | 139

Notes to financial statements |	TIAA-CREF Mutual Funds	continued

contracts, or if the counterparties do not perform in accordance with contractual provisions.

Securities purchased on a when-issued or delayed delivery basis: The Funds may purchase securities on a when-issued or delayed delivery basis. In addition to the normal market risks, this exposes the Funds to the risk that the transaction may not be consummated.

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

Distributions to shareholders: Distributions from net investment income, if any, for the Bond Plus, Short-Term Bond, Tax-Exempt Bond and High-Yield Bond Funds are declared and paid monthly; for the Growth & Income and Managed Allocation Funds are declared and paid quarterly; for the Growth Equity, International Equity, Social Choice Equity and Equity Index Funds are declared and paid annually; and for the Money Market Fund are declared daily and paid monthly. Distributions from realized gains, if any, are declared and paid annually for each of the Funds. Accumulated undistributed net investment income and accumulated undistributed net realized gain (loss) on total investments may include temporary and permanent book and tax differences. Temporary differences will reverse in subsequent periods and are generally due to differing book and tax treatments for the timing and recognition of gains and losses on securities, forwards, and futures, including Post October losses. Permanent differences will result in reclassifications among the respective components of net assets and are generally due to REIT adjustments, foreign currency transactions, distribution reclass, and gains on certain equity securities designated and issued by “passive foreign investment companies”.

Income taxes: The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. At December 31, 2004, the following Funds had capital loss carryovers:

	Date of Expiration

	12/31/09	12/31/10	12/31/11	12/31/12	Total

International Equity Fund	$—	$36,684,291	$20,506,430	$—	$57,190,721
Growth Equity Fund	147,707,537	129,325,246	60,601,952	9,871,623	347,506,358
Growth & Income Fund	6,524,778	57,079,675	39,342,773	—	102,947,226
Social Choice Equity Fund	—	1,519,757	—	—	1,519,757
Managed Allocation Fund	—	—	17,189,720	—	17,189,720
High-Yield Bond Fund	—	4,344,978	3,834,466	—	8,179,444
Money Market Fund	—	—	1,276	—	1,276

Note 2—management agreement

Teachers Advisors, Inc. (“Advisors”), a wholly-owned subsidiary of TIAA and a registered investment advisor, provides investment advisory services for the Funds and is also responsible for providing, or obtaining at its own expense, the services reasonably necessary for the ordinary operation of the Funds. Under the terms of

140   | 2004 Annual Report     TIAA-CREF Mutual Funds

Notes to financial statements |	TIAA-CREF Mutual Funds	continued

an Investment Management Agreement, each Fund pays Advisors a monthly fee for the management and administration of the Funds’ net assets, based on the average daily net assets of each Fund. During the year ended December 31, 2004, Advisors received the following annual percentages of each Fund’s average daily net assets:

Investment Management Fee

International Equity Fund	0.49%
Growth Equity Fund	0.45%
Growth & Income Fund	0.43%
Equity Index Fund	0.26%
Social Choice Equity Fund	0.27%
Managed Allocation Fund	0.00%
High-Yield Bond Fund	0.34%
Short-Term Bond Fund	0.30%
Tax-Exempt Bond Fund	0.30%
Bond Plus Fund	0.30%
Money Market Fund	0.29%

Advisors will not receive a management fee for its services to the Managed Allocation Fund. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the Funds in which the Managed Allocation Fund invests.

The Funds publicly offer their shares, without a sales load, through their distributor, Teachers Personal Investor Services, Inc. (“TPIS”), a wholly-owned subsidiary of TIAA, which is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

Note 3—investments

At December 31, 2004, net realized appreciation (depreciation) of portfolio investments, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
	Appreciation	Depreciation	(Depreciation)

International Equity Fund	$46,109,789	$1,673,220	$44,436,569
Growth Equity Fund	76,408,984	42,598,687	33,810,297
Growth & Income Fund	45,744,982	18,048,404	27,696,578
Equity Index Fund	67,162,864	23,293,854	43,869,010
Social Choice Equity Fund	17,388,885	13,878,101	3,510,784
Managed Allocation Fund	37,118,540	25,124,560	11,993,980
High-Yield Bond Fund	17,396,898	1,051,766	16,345,132
Short-Term Bond Fund	898,273	1,432,422	(534,149)
Tax-Exempt Bond Fund	4,649,706	220,353	4,429,353
Bond Plus Fund	6,863,693	1,100,550	5,763,143

TIAA-CREF Mutual Funds     2004 Annual Report | 141

Notes to financial statements |	TIAA-CREF Mutual Funds	continued

The following is information about the holdings of the Managed Allocation Fund in the other Funds as of December 31, 2004:

		% of Total
	Number of	Shares
	Shares Held	Outstanding
	in Fund	in the Fund

TIAA-CREF Mutual Funds:
International Equity Fund	5,743,352	16.94%
Growth Equity Fund	11,205,845	18.13%
High-Yield Bond Fund	1,286,982	4.37%
Short-Term Bond Fund	692,014	3.05%
Bond Plus Fund	17,002,833	37.45%
Money Market Fund	2,379,321	0.40%

TIAA-CREF Institutional Mutual Funds:
Large-Cap Value Fund	8,219,709	71.86%
Small-Cap Equity Fund	1,027,895	22.64%
Real Estate Securities Fund	366,586	3.48%

The Bond Plus Fund owned 359,555 shares of the High-Yield Bond Fund representing 1.22% of its total shares outstanding.

At December 31, 2004, the Equity Index Fund held open futures contracts as follows:

	Number of	Market	Expiration
	Contracts	Value	Date	Unrealized Gain

E-mini Russell 2000 Index	5	$326,975	March 2005	$5,145
E-mini S&P 500 Index	29	1,759,865	March 2005	18,348

Total				$23,493

At December 31, 2004, the International Equity Fund held open forward foreign currency contracts as follows:

Value of
		Value of Contract	Contract When	Market Value of
	Local	When Opened	Opened	Contract	Unrealized Loss
Contracts to Buy	Currency	(Local Currency)	(U.S. Dollars)	(U.S. Dollars)	(U.S. Dollars)

Expiring January 3, 2005	Euro	$943,085	$1,281,935	$1,281,888	$(47)

142   | 2004 Annual Report     TIAA-CREF Mutual Funds

Notes to financial statements |	TIAA-CREF Mutual Funds	continued

Purchases and sales of portfolio securities, other than short-term money market instruments, for the Funds, other than the Money Market Fund, for the year ended December 31, 2004 were as follows:

	Non-Government	Government	Non-Government	Government
	Purchases	Purchases	Sales	Sales

International Equity Fund	$ 507,932,674	$—	$$482,903,284	$—
Growth Equity Fund	353,986,134	—	366,739,605	—
Growth & Income Fund	397,912,100	—	451,305,105	—
Equity Index Fund	49,946,756	—	58,046,653	—
Social Choice Equity Fund	44,628,322	—	5,622,377	—
Managed Allocation Fund	118,613,054	—	46,578,715	—
High-Yield Bond Fund	161,487,908	—	94,313,122	—
Short-Term Bond Fund	108,713,842	212,468,346	83,206,713	191,175,291
Tax-Exempt Bond Fund	135,497,992	—	102,912,873	—
Bond Plus Fund	107,614,717	391,929,269	92,226,437	353,050,965

Note 4—trustee fees

Each Fund, other than the Managed Allocation Fund, pays the Trustees who are not also officers or affiliated persons of the Funds, certain remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their services as Trustees of the Funds.

Note 5—distributions to shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2004 and 2003 was as follows:

	2004			2003

		Long-Term			Long-Term
	Ordinary	Capital		Ordinary	Capital
	Income	Gain	Total	Income	Gain	Total

International Equity Fund	$5,778,388	$—	$5,778,388	$5,072,699	$—	$5,072,699
Growth Equity Fund	4,069,378	—	4,069,378	3,706,292	—	3,706,292
Growth & Income Fund	7,698,525	—	7,698,525	6,160,816	—	6,160,816
Equity Index Fund	7,284,691	2,145,548	9,430,239	5,774,695	4,160,862	9,935,557
Social Choice Equity Fund	1,553,633	—	1,553,633	1,021,178	—	1,021,178
Managed Allocation Fund	16,524,222	—	16,524,222	15,613,855	—	15,613,855
High-Yield Bond Fund	17,106,426	—	17,106,426	12,069,249	—	12,069,249
Short-Term Bond Fund	6,822,181	459,983	7,282,164	7,268,145	520,357	7,788,502
Tax-Exempt Bond Fund*	7,085,272	932,695	8,017,967	7,487,674	1,826,817	9,314,491
Bond Plus Fund	17,273,762	1,186,302	18,460,064	23,842,034	1,593,971	25,436,005
Money Market Fund	6,754,078	—	6,754,078	6,204,712	—	6,204,712

*	Includes tax-exempt income in 2004 and 2003 of $6,412,931 and $6,074,110, respectively.

TIAA-CREF Mutual Funds     2004 Annual Report | 143

Notes to financial statements |	TIAA-CREF Mutual Funds	continued

As of December 31, 2004, the components of accumulated earnings, on a tax basis, were as follows:

	Undistributed	Undistributed	Unrealized		Post-
	Ordinary	Long-Term	Appreciation	Capital Loss	October
	Income	Capital Gain	(Depreciation)	Carryover	Losses	Total

International Equity Fund	$622,036	$—	$41,862,151	$(57,190,721)	$—	$(14,706,534)
Growth Equity Fund	79,090	—	28,298,918	(347,506,358)	—	(319,128,350)
Growth & Income Fund	11,963	—	21,857,090	(102,947,226)	—	(81,078,173)
Equity Index Fund	5,196	90,758	42,886,312	—	—	42,982,266
Social Choice Equity Fund	2,484	—	3,173,157	(1,519,757)	—	1,655,884
Managed Allocation Fund	—	—	11,113,974	(17,189,720)	—	(6,075,746)
High-Yield Bond Fund	87,839	—	16,345,132	(8,179,444)	—	8,253,527
Short-Term Bond Fund	43,631	7,931	(599,402)	—	(96,847)	(644,687)
Tax-Exempt Bond Fund	23,328	215,786	4,399,362	—	—	4,638,476
Bond Plus Fund	72,770	99,858	5,545,231	—	—	5,717,859
Money Market Fund	396	—	—	(1,276)	—	(880)

The difference between book basis and tax basis net investment income, net realized gains and losses and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the realization, for tax purposes, of unrealized gains on certain forward foreign currency contracts, investments in passive foreign investment companies and the use of capital loss carryforwards.

Note 6—line of credit

The International Equity, Growth Equity, Growth & Income, Equity Index, Social Choice Equity, Managed Allocation, High-Yield Bond and Tax-Exempt Bond Funds participate in a $2.25 billion unsecured revolving credit facility to be used for temporary purposes, including the funding of shareholder redemptions. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. Interest associated with any borrowing under the facility is charged to the borrowing accounts and mutual funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. For the year ended December 31, 2004, there were no borrowings under this credit facility by the Funds.

The Bond Plus Fund participates in a letter of credit agreement in the amount of $2.0 million for the purpose of facilitating the settlement of transactions in the mortgage-backed securities market. For the year ended December 31, 2004, there were no drawdowns under this agreement.

144   | 2004 Annual Report     TIAA-CREF Mutual Funds

Report of independent registered public accounting firm

To the Shareholders and Board of Trustees of TIAA-CREF Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of TIAA-CREF Mutual Funds (comprising, respectively, the International Equity, Growth Equity, Growth & Income, Equity Index, Social Choice Equity, Managed Allocation, High-Yield Bond, Short-Term Bond, Tax-Exempt Bond, Bond Plus and Money Market Funds) as of December 31, 2004, and the related statements of operations and cash flows (with respect to the Bond Plus Fund) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting TIAA-CREF Mutual Funds at December 31, 2004, the results of their operations and cash flows (with respect to the Bond Plus Fund) for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

New York, New York
February 25, 2005

TIAA-CREF Mutual Funds     2004 Annual Report | 145

Additional information

Mr. William H. Waltrip, a trustee of TIAA, and Professor Stephen A. Ross, a trustee of the TIAA-CREF Mutual Funds and the other TIAA-CREF registered investment companies (together, the “TIAA-CREF Funds”), resigned from their respective boards on November 30, 2004.

     On August 1, 2003, the valuation practice, a non-auditing practice of Ernst & Young, LLP (“E&Y”), the independent auditor to TIAA and the TIAA-CREF Funds, entered into an agreement with a company owned by the two trustees among others, a majority of which was owned by Professor Ross. The business relationship was created to develop intellectual property and related services to value corporate stock options. The aggregate amount paid by E&Y to the company under this agreement was approximately $1.33 million of which Professor Ross received, or will receive, approximately $335,000 (of which $60,000 represented reimbursement of expenses and $25,000 represented repayment of a loan he made to the company). Mr. Waltrip has not received any payment from the company. The agreement and business activity thereunder was terminated on August 20, 2004 and a dissolution agreement was signed as of November 17, 2004.

     E&Y informed TIAA and the TIAA-CREF Funds that the business relationship between E&Y and the company owned by the trustees was not in accordance with the auditor independence standards of Regulation S-X and the Public Company Accounting Oversight Board. E&Y also notified the SEC and the Audit Committees of TIAA and the TIAA-CREF Funds of this business relationship. The Audit Committees consist entirely of independent trustees having no business relationships with TIAA, the TIAA-CREF Funds or E&Y.

     The Audit Committees of TIAA and the TIAA-CREF Funds, and E&Y, each determined that the trustee’s business relationship with E&Y did not compromise E&Y’s independence from either TIAA or the TIAA-CREF Funds or the integrity or objectivity of the respective audits for 2003 and 2004. This determination was based on, among other things, the fact that the E&Y audit team was not aware of the business relationship when they issued the 2003 audit opinions on the financial statements of TIAA and the TIAA-CREF Funds and the business activity under the agreement was ceased in 2004 upon identification of the matter. Professor Ross and Mr. Waltrip had no other functions or responsibilities as Board members that would have caused them to have direct dealings with the E&Y audit team. Professor Ross and Mr. Waltrip were not members of the Audit Committees.

     TIAA and/or the TIAA-CREF Funds have taken steps to ensure that their respective trustees will identify promptly any business relationships that may bring the independence of the outside auditors into question. These steps include revising their officers and trustees questionnaires, improving the questionnaire review process, receiving quarterly auditor independence certifications, and enhancing continuing education for all trustees regarding SEC matters.

     In November 2004, TIAA and the TIAA-CREF Funds initiated a request for proposal process to seek accounting firms with the requisite capacity and expertise to perform their respective 2005 audits, which was recently completed. In con-

146   | 2004 Annual Report     TIAA-CREF Mutual Funds

Additional information	concluded

nection with this process, Professor Martin J. Gruber, the Chairman of the TIAA-CREF Funds, informed the Boards of CREF and the TIAA-CREF Funds that in 1999, he entered into a one-year contract to participate in an academic advisory program sponsored by a non-auditing practice of E&Y. The purpose of the program was to organize conferences, develop publications, and consult on engagements as an expert in his field. Professor Gruber advised the Boards of CREF and the TIAA-CREF Funds that the program was ended before it was launched and the contract expired in 2000.

     Based on the facts described above, the Audit Committees of TIAA, CREF and the TIAA-CREF Funds, and E&Y, determined that Professor Gruber’s contract did not impair the independence of E&Y’s audit work for TIAA-CREF or the integrity or objectivity of the respective audits. But in keeping with TIAA-CREF’s current standards of auditor independence, Professor Gruber resigned from the Boards of CREF and the TIAA-CREF Funds.

     On February 28, 2005, TIAA, CREF and the TIAA-CREF Funds determined and E&Y agreed that the audit relationship between E&Y and TIAA, CREF and the TIAA-CREF Funds will cease. E&Y will complete its audit work for TIAA, CREF and the TIAA-CREF Funds for their respective 2004 audits.

     At a meeting held on February 28, 2005, the Audit Committees of TIAA, CREF and the TIAA-CREF Funds, along with the respective Boards of Trustees, approved the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for these entities for their 2005 audits, effective upon completion of PricewaterhouseCoopers’ customary client acceptance procedures and execution of an engagement letter.

     On December 6, 2004, the staff of the SEC informed TIAA and the TIAA-CREF Funds that it is conducting an informal inquiry into the E&Y auditor independence matter. TIAA and the TIAA-CREF Funds are fully cooperating with the SEC staff in connection with the informal inquiry.

TIAA-CREF Mutual Funds     2004 Annual Report | 147

Management |	Trustees and officers of the TIAA-CREF Mutual Funds

Current TIAA-CREF Mutual Funds board of trustees and executive officers

DISINTERESTED TRUSTEES

Number of
portfolios
in fund
	Position(s)	Term of office		complex
	held with	and length of	Principal occupation(s)	overseen	Other directorships
Name, address and age	fund	time served	during past 5 years	by trustee	held by trustees

Willard T. Carleton	Trustee	Indefinite term.	Professor of Finance Emeritus, University	60	None
4911 E. Parade Ground Loop		Trustee since 2003.	of Arizona, College of Business and Public
Tucson, AZ 85712-6623			Administration, 2001–present. Formerly,
Age: 70			Donald R. Diamond Professor of Finance,
University of Arizona, 1999–2001, and Karl L.
Eller Professor of Finance, University of Arizona,
1984–1999. Trustee of TIAA, 1984–2003.

Nancy L. Jacob	Trustee	Indefinite term.	President and Managing Principal, Windermere	60	Director and Chairman of the
Windermere Investment Associates		Trustee since 1997.	Investment Associates, 1997–present. Formerly,		Investment Committee of the
121 S.W. Morrison Street			Chairman and Chief Executive Officer,		Okabena Company (financial
Suite 925			CTC Consulting, Inc., 1994–1997 and		services).
Portland, OR 97204			Executive Vice President, U.S. Trust of the
Age: 61			Pacific Northwest, 1993–1998.

Bevis Longstreth	Trustee	Indefinite term.	Retired Partner, Debevoise & Plimpton.	60	Member of the Board of
Debevoise & Plimpton		Trustee since 1997.	Formerly, Partner (1970–1981, 1984–1997)		Directors of AMVESCAP, PLC
919 Third Avenue			and Of Counsel (1998–2001) of Debevoise &		and Chairman of the Finance
New York, NY 10022-6225			Plimpton, Adjunct Professor at Columbia		Committee of the Rockefeller
Age: 70			University School of Law, 1994–1999 and		Family Fund.
Commissioner of the U.S. Securities and
Exchange Commission, 1981–1984.

148   | 2004 Annual Report     TIAA-CREF Mutual Funds

Bridget A. Macaskill	Trustee	Indefinite term.	Independent Consultant for Merrill Lynch,	60	Director, J Sainsbury plc (food
160 East 81st Street		Trustee since 2003.	2003–present. Formerly, Chairman,		retailer) and Prudential plc.
New York, NY 10028			Oppenheimer Funds, Inc., 2000–2001.		International Advisory Board,
Age: 56			Chief Executive Officer, 1995–2001; President,		British-American Business
			1991–2000; and Chief Operating Officer,		Council.
1989–1995 of that firm.

Maceo K. Sloan	Trustee	Indefinite term.	Chairman, President and Chief Executive Officer,	60	Director, SCANA Corporation
NCM Capital Management		Trustee since 1997.	Sloan Financial Group, Inc., 1991–present;		(energy holding company) and
Group, Inc.			Chairman and Chief Executive Officer,		M&F Bancorp, Inc.
2634 Durham-Chapel Hill Boulevard			NCM Capital Management Group, Inc.,
Suite 206			since 1999; and Chairman, CEO and CIO,
Durham, NC 27707			NCM Capital Advisers Inc., 2003–present.
Age: 55

Ahmed H. Zewail	Trustee	Indefinite term.	Linus Pauling Chair Professor of Chemistry and	60	None
California Institute Of Technology		Trustee since 2004.	Professor of Physics, Caltech, 1996–present;
Arthur Amos Noyes Laboratory			and Director, NSF Laboratory for Molecular
of Chemical Physics			Sciences (LMS), Caltech, 1995–present.
Mail Code 127-72
1200 East California Boulevard
Pasadena, CA 91125
Age: 58

TIAA-CREF Mutual Funds     2004 Annual Report | 149

Management |	Trustees and officers of the TIAA-CREF Mutual Funds	continued

EXECUTIVE OFFICERS

	Position(s) held	Term of office and
Name, address and age	with fund	length of time served	Principal occupation(s) during past 5 years

Herbert M. Allison, Jr.	President and	Indefinite term.	Chairman, President and Chief Executive Officer of TIAA since 2002. President and Chief Executive
TIAA-CREF	Chief Executive	President and	Officer of CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds
730 Third Avenue	Officer	Chief Executive	and TIAA Separate Account VA-1 (these funds are collectively referred to as the “TIAA-CREF Funds”)
New York, NY 10017-3206		Officer since 2002.	since 2002. Formerly, President and Chief Executive Officer of Alliance for LifeLong Learning, Inc.,
Age: 61			2000–2002. President, Chief Operating Officer and Member of the Board of Directors of Merrill
Lynch & Co., Inc., 1997–1999. Member of the Board of Directors, New York Stock Exchange.

Gary Chinery	Vice President	Indefinite term.	Vice President and Treasurer of TIAA and the TIAA-CREF Funds since 2004. Vice President and
TIAA-CREF	and Treasurer	Vice President	Treasurer of Advisors, TIAA-CREF Investment Management, LLC (“Investment Management”),
730 Third Avenue		and Treasurer	TIAA-CREF Individual and Institutional Services, LLC (“Services”), Teachers Personal Investors
New York, NY 10017-3206		since 2004.	Services, Inc. (“TPIS”), TIAA-CREF Tuition Financing, Inc. (“Tuition Financing”) and TIAA-CREF Life
Age: 55			Insurance Company (“TIAA-CREF Life”).

Scott C. Evans	Executive Vice	Indefinite term.	Executive Vice President since 1998 and Chief Investment Officer since 2004 of TIAA and the
TIAA-CREF	President and	Executive Vice	TIAA-CREF Funds since 2003. President and Chief Executive Officer of Investment Management
730 Third Avenue	Chief Investment	President since 1998.	and Advisors and Director of Advisors and TIAA-CREF Life. Formerly, Executive Vice President, CREF
New York, NY 10017-3206	Officer	Chief Investment	Investments.
Age: 45		Officer since 2004.

I. Steven Goldstein	Executive Vice	Indefinite term.	Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Funds since 2003. Formerly,
TIAA-CREF	President	Executive Vice	Advisor for McKinsey & Company, 2003; Vice President, Corporate Communications for Dow Jones &
730 Third Avenue		President since 2003.	Co. and The Wall Street Journal, 2001–2002; and Senior Vice President and Chief Communications
New York, NY 10017-3206			Officer for Insurance Information Institute, 1993–2001.
Age: 52

E. Laverne Jones	Vice President	Indefinite term.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Funds since 1998.
TIAA-CREF	and Corporate	Vice President and
730 Third Avenue	Secretary	Corporate Secretary
New York, NY 10017-3206		since 1998.
Age: 55

150   | 2004 Annual Report     TIAA-CREF Mutual Funds

Susan S. Kozik	Executive Vice	Indefinite term.	Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Funds since 2003.
TIAA-CREF	President	Executive Vice	Formerly, Vice President of IT Operations and Services, Lucent Technologies, 2000–2003; and
730 Third Avenue		President since 2003.	Senior Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company,
New York, NY 10017-3206			1997–2000	.
Age: 47

George W. Madison	Executive Vice	Indefinite term.	Executive Vice President and General Counsel of TIAA and the TIAA-CREF Funds since 2003.
TIAA-CREF	President	Executive Vice	Formerly Executive Vice President, Corporate Secretary, and General Counsel of Comerica
730 Third Avenue		President since 2003.	Incorporated, 1997–2002.
New York, NY 10017-3206
Age: 51

Erwin W. Martens	Executive Vice	Indefinite term.	Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Funds since 2003. Director
TIAA-CREF	President	Executive Vice	of Advisors, Services, TPIS, Tuition Financing and TIAA-CREF Life and Manager of Investment
730 Third Avenue		President since 2003.	Management. Formerly, Managing Director and Chief Risk Officer, Putnam Investments, 1999–2003;
New York, NY 10017-3206			and Head and Deputy Head of Global Market Risk Management, 1997–1999.
Age: 48

Elizabeth A. Monrad	Executive Vice	Indefinite term.	Executive Vice President and Chief Financial Officer of TIAA and the TIAA-CREF Funds since 2003.
TIAA-CREF	President	Executive Vice	Executive Vice President of TPIS, Services, Advisors, Investment Management and Tuition Financing.
730 Third Avenue		President since 2003.	Director of Investment Management. Executive Vice President of TPIS, Services and Tuition Financing.
New York, NY 10017-3206			Director of Advisors, TPIS, Tuition Financing and TIAA-CREF Life. Manager of Investment Management
Age: 50			and Services. Executive Vice President, Finance, Actuarial and Facilities of TIAA-CREF Life. Formerly,
Chief Financial Officer and Senior Vice President of General Re (2000–2003), Chief Financial Officer
of its North American Reinsurance Operations (1997–2000) and Corporate Treasurer. Director,
Colgate-Palmolive Company.

Frances Nolan	Executive Vice	Indefinite term.	Executive Vice President, Client Services, of TIAA and the TIAA-CREF Funds since 2000. President,
TIAA-CREF	President	Executive Vice	Chief Executive Officer and Manager of Services. Director of TPIS, Tuition Financing and TIAA-CREF
730 Third Avenue		President since 2000.	Life. Formerly, Executive Vice President, Retirement Services, CREF and TIAA, 2000–2003; Vice
New York, NY 10017-3206			President, Eastern Division, 1994–2000.
Age: 47

TIAA-CREF Mutual Funds     2004 Annual Report | 151

Management |	Trustees and officers of the TIAA-CREF Mutual Funds	concluded

EXECUTIVE OFFICERS—continued

	Position(s) held	Term of office and
Name, address and age	with fund	length of time served	Principal occupation(s) during past 5 years

Dermot J. O’Brien	Executive Vice	Indefinite term.	Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Funds since 2003. Director,
TIAA-CREF	President	Executive Vice	TIAA-CREF Life. Formerly, First Vice President and Head of Human Resources, International Private
730 Third Avenue		President since 2003.	Client Division, Merrill Lynch & Co., 1999–Feb. 2003; and Vice President and Head of Human
NY 10017-3206			Resources—Japan Morgan Stanley, 1998–1999.
Age: 38

Bertram L. Scott	Executive Vice	Indefinite term.	Executive Vice President, Product Management, of TIAA and the TIAA-CREF Funds since 2000.
TIAA-CREF	President	Executive Vice	Chairman of the Board, President and Chief Executive Officer of TIAA-CREF Life. Director of TPIS;
730 Third Avenue		President since 2000.	Manager of Services; President and Director of Tuition Financing. Formerly, President and Chief
New York, NY 10017-3206			Executive Officer, Horizon Mercy, 1996–2000.
Age: 53

152   | 2004 Annual Report     TIAA-CREF Mutual Funds

Important tax information—(unaudited)

The following TIAA-CREF Mutual Funds paid distributions which were designated as being from net long-term capital gains realized by the Funds during the year ended December 31, 2004:

Amount

Equity Index Fund	$2,145,548
Short-Term Bond Fund	459,983
Tax-Exempt Bond Fund	932,695
Bond Plus Fund	1,186,302

For the year ended December 31, 2004, certain dividends paid by certain TIAA-CREF Mutual Funds may qualify for the corporate dividends received deduction. Of the distributions paid during the year, the following represents the percentage that qualifies for the corporate dividends received deduction:

Growth Equity Fund	100.00%
Growth & Income Fund	100.00%
Equity Index Fund	85.24%
Social Choice Equity Fund	100.00%
Managed Allocation Fund	13.21%

The International Equity Fund received income from foreign sources during the year ended December 31, 2004 of $7,274,501 ($0.21454 per share) and paid taxes to foreign countries during the year ended December 31, 2004 of $438,781 ($0.01294 per share).

The Tax-Exempt Bond Fund paid distributions to shareholders during the year ended December 31, 2004 totaling $8,017,967, of which $6,412,931 was exempt from federal income tax.

For the year ended December 31, 2004, certain dividends paid by certain TIAA-CREF Mutual Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2003. Of the distributions paid during the year, the following represents the maximum amount that may be considered qualified dividend income:

Amount

International Equity Fund	$ 5,300,732
Growth Equity Fund	4,069,378
Growth & Income Fund	7,698,525
Equity Index Fund	6,204,838
Social Choice Equity Fund	1,553,633
Managed Allocation Fund	3,661,563

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2004, which was reported in conjunction with your 2004 Form 1099-DIV.

TIAA-CREF Mutual Funds     2004 Annual Report | 153

Important tax information—(unaudited)	concluded

By early 2005, shareholders received their Form 1099-DIV and a tax information letter from the Funds. For your specific situation, we recommend that you consult a professional tax advisor.

154   | 2004 Annual Report     TIAA-CREF Mutual Funds

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HOW TO REACH US

TIAA-CREF WEB CENTER	PLANNING AND SERVICE CENTER
Account performance, personal account	TIAA-CREF Mutual Funds, after-tax annuities
information and transactions, product	and life insurance
descriptions, and information about invest-	800 223-1200
ment choices and income options	8 a.m. to 10 p.m. ET, Monday–Friday
www.tiaa-cref.org
24 hours a day, 7 days a week	FOR HEARING- OR SPEECH-IMPAIRED
PARTICIPANTS
AUTOMATED TELEPHONE SERVICE	800 842-2755
Check account performance and accumula-	8 a.m. to 10 p.m. ET, Monday–Friday
tion balances, change allocations, transfer	9 a.m. to 6 p.m. ET, Saturday
funds and verify credited premiums.
800 842-2252	TIAA-CREF TRUST COMPANY, FSB
24 hours a day, 7 days a week	Asset management, trust administration,
estate planning, planned giving and
TELEPHONE COUNSELING CENTER	endowment management
Retirement saving and planning, income	888 842-9001
options and payments, and tax reporting	8 a.m. to 5 p.m. CT, Monday–Friday
800 842-2776
8 a.m. to 10 p.m. ET, Monday–Friday	TIAA-CREF TUITION FINANCING, INC.
9 a.m. to 6 p.m. ET, Saturday	Tuition financing programs
888 381-8283
8 a.m. to 11 p.m. ET, Monday–Friday

TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., distribute securities products. You should consider the investment objectives, risks, charges and expenses carefully before investing. Please call 800 223-1200 or visit www.tiaa-cref.org for a prospectus that contains this and other information. Please read the prospectus carefully before investing. Teachers Insurance and Annuity Association (TIAA), New York, NY, and TIAA-CREF Life Insurance Co., New York, NY, issue insurance and annuities. TIAA-CREF Trust Company, FSB, provides trust services. Investment products are not FDIC insured, may lose value and are not bank guaranteed.

©2005 Teachers Insurance and Annuity Association—College Retirement Equities Fund (TIAA-CREF), New York, NY 10017

PRST STD U.S. POSTAGE PAID TIAA-CREF

730 Third Avenue
New York, NY 10017-3206

Printed on recycled paper
C32867		A10841 02/05

730 Third Avenue
New York, NY 10017-3206

Printed on recycled paper
C32867		A10841 02/05

Item 2. Code of Ethics.

     The Board of Trustees of the TIAA-CREF Mutual Funds (the “Registrant”) has a code of ethics for senior financial officers, including its principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002. The code of ethics is filed as an exhibit to this annual report.

     During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

     The Board of Trustees of the Registrant has determined that Maceo K. Sloan is qualified and will continue to serve as the audit committee financial expert on the Registrant’s audit committee. Mr. Sloan is an independent trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

Item 4. Principal Accountant Fees and Services.

     Ernst & Young performs independent audits of the Registrant’s financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, the Registrant, as a policy, does not engage Ernst & Young for management advisory or consulting services.

     Audit Fees. Ernst & Young’s fees for professional services rendered for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2004 and December 31, 2003 were $230,600 and $190,700, respectively.

     Tax Fees. Ernst & Young fees for tax services rendered to the Registrant for the fiscal year ended December 31, 2004 are $73,300 and for the fiscal year ended December 31, 2003, were $70,500.

     Other than as set forth above, Ernst & Young had no additional fees with respect to Registrant.

     Preapproval Policy. In June of 2003, the Registrant’s audit committee (“Audit Committee”) adopted a Preapproval Policy for External Audit Firm Services (the “Policy”). The Policy describes the types of services that may be provided by the independent auditor to the Registrant without impairing the auditor’s independence. Under the Policy, the Audit Committee is required to preapprove services to be performed by the Registrant’s independent auditor in order to ensure that such services do not impair the auditor’s independence.

     The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statement audit for the Registrant and certain of its affiliates, including approving the terms of the engagement and (ii) preapprove the audit, audit-related and tax services to be provided by the independent auditor and the fees to be charged for provision of such services from year to year.

      Auditor Fees for Related Entities. The aggregate non-audit fees billed by Ernst & Young for services rendered to the Registrant and its adviser or affiliates of the adviser performing ongoing services to the Registrant, including TIAA (Service Providers), for the year ended December 31, 2004 are $278,100 and for the year ended December 31, 2003 were $241,500.

     Ernst & Young’s aggregate fees for professional services rendered in connection with the audit of financial statements for Teachers Insurance and Annuity Association of America (“TIAA”) and the College Retirement Equities Fund (“CREF”) and their affiliated entities for the year ended December 31, 2004 are $7,703,700 and for the year ended December 31, 2003 were $3,955,300. Ernst & Young’s aggregate fees for audit related-services provided to TIAA and CREF and their affiliated entities for the year ended December 31, 2004 are $204,800 and for the year ended December 31, 2003 were $171,000. Ernst & Young’s aggregate fees for tax services provided to TIAA and CREF and their affiliated entities for the year ended December 31, 2004 are $250,600 and for the year ended December 31, 2003 were $229,900.

Item 6. Statement of Investments.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
TIAA-CREF Mutual Funds

We have audited the statements of assets and liabilities, including the summary portfolios of investments, of TIAA-CREF Mutual Funds (comprising, respectively, the International Equity, Growth Equity, Growth & Income, Equity Index, Social Choice Equity, Managed Allocation, High-Yield Bond, Short-Term Bond, Tax-Exempt Bond, Bond Plus and Money Market Funds) as of December 31, 2004, and the related statements of operations and cash flows (with respect to the Bond Plus Fund) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein, and have issued our report thereon dated February 25, 2005 (included in Item 1 of this Form N-CSR). Our audits also included the statements of investments filed under Item 6 of this Form N-CSR. These statements are the responsibility of the Fund's management. Our responsibility is to express an opinion based on our audits.

In our opinion, the statements of investments referred to above, when considered in relation to the financial statements and financial highlights taken as a whole, present fairly in all material respects the information set forth therein.

Ernst & Young LLP

New York, New York
February 25, 2005

TIAA-CREF Mutual Funds - International Equity Fund

TIAA-CREF MUTUAL FUNDS
INTERNATIONAL EQUITY FUND
STATEMENT OF INVESTMENTS
December 31, 2004

SHARES			VALUE

COMMON STOCKS - 99.27%
APPAREL AND ACCESSORY STORES - 0.26%
8,500		Fast Retailing Co Ltd	$647,019
8,306		Hennes & Mauritz AB (B Shs)	289,349

		TOTAL APPAREL AND ACCESSORY STORES	936,368

APPAREL AND OTHER TEXTILE PRODUCTS - 0.16%
240,000		Toyobo Co Ltd	578,511

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	578,511

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.41%
12,000		Autobacs Seven Co Ltd	350,737
232,000		Fuji Heavy Industries Ltd	1,132,039

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	1,482,776

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.57%
17,000		Cheung Kong Infrastructure Holdings Ltd	49,101
301,309		Wolseley plc	5,631,538

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	5,680,639

BUSINESS SERVICES - 3.67%
30	*	Access Co Ltd	843,174
26,285		Capita Group plc	184,574
218,585	v*	Cintra Concesiones de Infraestructuras de Transporte S.A.	2,400,662
474		Dentsu, Inc	1,276,705
26,900		Diamond Lease Co Ltd	1,050,063
68,939		Hays plc	164,452
20,829		Misys plc	83,678
402,200		Nissin Co Ltd	1,012,663
24,600		Oracle Corp Japan	1,274,773
127	*	Rakuten, Inc	145,008
1,143	*	Rakuten, Inc (When Issued)	1,026,213
8,299		SAP AG.	1,482,246
13,500		Secom Co Ltd	540,158
11,859		Securitas AB (B Shs)	203,438
17,269		Serco Group plc	79,571
26,000		Sumisho Lease Co Ltd	1,060,603
14,000		Tata Consultancy Services Ltd	430,113
12,399		WM-Data AB (B Shs)	26,868

		TOTAL BUSINESS SERVICES	13,284,962

CHEMICALS AND ALLIED PRODUCTS - 9.22%
19,801		BOC Group plc	377,689
30,201		Boots Group plc	380,078
73,000		Daicel Chemical Industries Ltd	413,194
171,969		GlaxoSmithKline plc	4,034,599

TIAA-CREF MUTUAL FUNDS - International Equity Fund

SHARES			VALUE

47,309		Imperial Chemical Industries plc	$218,897
33,000		Kao Corp	843,759
20,400		Kose Corp	895,872
26,223		Merck KGaA	1,804,279
87,000		Nippon Paint Co Ltd	364,233
85,117		Novartis AG. (Regd)	4,289,160
225,341		Reckitt Benckiser plc	6,809,637
63,155		Sanofi-Aventis	5,047,593
57,985		Shin-Etsu Chemical Co Ltd	2,376,666
20,000		Taisho Pharmaceutical Co Ltd	435,249
58,722		Takeda Pharmaceutical Co Ltd	2,957,017
333,000		Teijin Ltd	1,446,131
134,000		Tosoh Corp	602,850
5,977		Zeltia S.A.	41,840

		TOTAL CHEMICALS AND ALLIED PRODUCTS	33,338,743

COMMUNICATIONS - 5.33%
94,871		Cable & Wireless plc	217,206
4,600		Cosmote Mobile Telecommunications S.A.	92,288
55,531		Deutsche Telekom AG. (Regd)	1,256,750
19,095		Eircom Group plc	44,902
5,480	*	Elisa Oyj	88,341
205,501	*	Ericsson (LM) (B Shs)	655,584
9,750		Hellenic Telecommunications Organization S.A.	175,200
530		KDDI Corp	2,855,080
309,020		KPN NV	2,936,047
7,188	*	Marconi Corp plc	77,626
2,019	*	Modern Times Group AB (B Shs)	54,991
8,839		Portugal Telecom SGPS S.A. (Regd)	109,331
233,571		Singapore Telecommunications Ltd	340,541
3,972		Tele2 AB (B Shs)	156,001
161,871		Telecom Corp of New Zealand Ltd	719,055
102,850		Telefonica S.A.	1,937,612
7,501		Telenor ASA	68,116
11,000		Television Broadcasts Ltd	51,089
75,012		TeliaSonera AB	449,255
1,416,697		Vodafone Group plc	3,841,886
115,578		Vodafone Group plc (Spon ADR)	3,164,526

		TOTAL COMMUNICATIONS	19,291,427

DEPOSITORY INSTITUTIONS - 15.09%
2,000	*	Ashikaga Financial Group, Inc	—
63,025		Australia & New Zealand Banking Group Ltd	1,017,255
1,030,927		Banca Intesa S.p.A.	4,960,557
19,108		Bank of Ireland (Dublin)	318,164
19,765		Bank of Ireland (London)	326,954
2,040		Commercial Bank of Greece	64,663
62,939		DAH Sing Financial	487,871
58,285		DBS Group Holdings Ltd	574,852
358,085		Depfa Bank plc	6,011,078
19,440		Deutsche Bank AG. (Regd)	1,726,004
42,738		Hang Seng Bank Ltd	593,835
294,037		HSBC Holdings plc (United Kingdom)	4,962,150
266		Mitsubishi Tokyo Financial Group, Inc	2,699,717
20,914		National Australia Bank Ltd	472,489
36,640		National Bank of Greece S.A.	1,209,215
88,276		Nordea Bank AB (Sweden)	890,013
282,025		Royal Bank of Scotland Group plc	9,486,384
477,000		Shinsei Bank Ltd	3,249,205
18,959		Skandinaviska Enskilda Banken (A Shs)	366,604

TIAA-CREF MUTUAL FUNDS - International Equity Fund

SHARES			VALUE

130		Sumitomo Mitsui Financial Group Inc	$945,155
210,000		Sumitomo Trust & Banking Co Ltd	1,518,591
20,649		Svenska Handelsbanken AB (A Shs)	537,556
131,410		UBS AG. (Regd)	11,019,210
68,000		United Overseas Bank Ltd	574,859
35,958		Westpac Banking Corp	549,374

		TOTAL DEPOSITORY INSTITUTIONS	54,561,755

ELECTRIC, GAS, AND SANITARY SERVICES - 3.39%
86,670		Australian Gas Light Co Ltd	930,786
7,990		BG Group plc	54,304
11,400		Contact Energy Ltd	52,699
84,238		E.ON AG.	7,678,402
1,200		Electric Power Development Co	33,610
6,900		Hokkaido Electric Power Co, Inc	135,684
145,000		Hong Kong & China Gas Co Ltd	299,413
58,485	*	International Power plc	173,481
14,918		Kelda Group plc	181,155
1,839		Oest Elektrizitatswirts (A Shs)	409,694
13,727		Severn Trent plc	254,848
41,000		Tata Power Co Ltd	368,359
22,130		United Utilities plc	267,671
12,284		United Utilities plc (A Shs)	105,539
179		West Japan Railway Co	723,197
1,002,000	*	Xinao Gas Holdings Ltd	573,662

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	12,242,504

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 7.37%
1,034,968	*	ABB Ltd	5,779,656
9,215		Advantest Corp	790,474
35,920		Byd Co Ltd (H Shs)	95,199
11,471		Electrolux AB Series B	262,376
5,900		Hirose Electric Co Ltd	689,782
42,900		Hitachi Maxell Ltd	587,797
58,000		Johnson Electric Holdings Ltd	56,338
33,410		Kidde plc	106,800
22,400		Kuroda Electric Co Ltd	522,455
25,600		Kyocera Corp	1,971,153
16,600		Melco Holdings, Inc	311,847
1,119	*	Mobistar S.A.	104,873
7,600		Murata Manufacturing Co Ltd	424,983
177,298		Nokia Oyj	2,800,330
12,300		Rohm Co Ltd	1,272,372
39,000		Satyam Computer Services Ltd	367,750
427,242		STMicroelectronics NV	8,333,455
95,000		Sumitomo Electric Industries Ltd	1,033,717
317,703		Taiwan Semiconductor Manufacturing Co Ltd	506,280
18,900		Tokyo Seimitsu Co Ltd	630,799

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	26,648,436

FABRICATED METAL PRODUCTS - 0.17%
11,814		Assa Abloy AB (B Shs)	201,777
60,000		NHK Spring Co Ltd	409,876

		TOTAL FABRICATED METAL PRODUCTS	611,653

TIAA-CREF MUTUAL FUNDS - International Equity Fund

SHARES			VALUE

FOOD AND KINDRED PRODUCTS - 2.69%
51,946		Coca-Cola Amatil Ltd	$331,057
954,000		Global Bio-Chem Technology Group Co Ltd	625,960
93,000	*	Global Bio-Chem Technology Group Co Ltd Wts 05/31/07	4,427
29,624		Groupe Danone	2,736,103
54,017		J. Sainsbury plc	280,528
48,268		Lion Nathan Ltd	325,401
232,000		Nichirei Corp	923,744
234,000		Nisshin Oillio Group Ltd	1,205,738
476,000		People's Food Holdings Ltd	437,393
15,998		Pernod-Ricard	2,450,693
31,985		Scottish & Newcastle plc	267,586
16,297		Tate & Lyle plc	147,917

		TOTAL FOOD AND KINDRED PRODUCTS	9,736,547

FOOD STORES - 2.61%
1,169		Axfood AB	39,580
126	*	Casino Guichard-Perrachon S.A. Wts 12/15/05	2
1,524,436		Tesco plc	9,416,874

		TOTAL FOOD STORES	9,456,456

GENERAL BUILDING CONTRACTORS - 0.64%
11,879		Amec plc	67,906
7,926		Bouygues S.A.	366,296
15,712		Daito Trust Construction Co Ltd	746,730
1,594,000		Shanghai Forte Land Co	558,834
82,000		Shimizu Corp	411,320
14,910		Skanska AB (B Shs)	178,932

		TOTAL GENERAL BUILDING CONTRACTORS	2,330,018

GENERAL MERCHANDISE STORES - 0.22%
164,000		Mitsukoshi Ltd	797,033

		TOTAL GENERAL MERCHANDISE STORES	797,033

HEALTH SERVICES - 0.05%
3,004	*	Capio AB	35,711
1,127	*	Elekta AB	32,477
6,411		Getinge AB (B Shs)	79,831
3,792		Intertek Group plc	51,326

		TOTAL HEALTH SERVICES	199,345

HEAVY CONSTRUCTION, EXCEPT BUILDING - 2.00%
16,685		Balfour Beatty plc	100,986
107,199		Multiplex Group	457,141
49,741		Vinci S.A.	6,679,911

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	7,238,038

HOLDING AND OTHER INVESTMENT OFFICES - 1.31%
1,621		Castellum AB	58,055
1,671		CFS Gandel Retail Trust	2,083
4,836		Great Portland Estates plc	30,546
15,000		Housing Development Finance Corp	264,355
17,700		iShares MSCI EAFE Index Fund	2,836,425
17,619		Land Securities Group plc	473,574

TIAA-CREF MUTUAL FUNDS - International Equity Fund

SHARES			VALUE

10,104		London Stock Exchange plc	$112,900
14		Macquarie Goodman Industrial Trust	26
132,901		Macquarie Infrastructure Group	354,216
2,560		Nobel Biocare Holding AG.	463,776
4,936		Schroders plc	71,170
3,274		Wihlborgs Fastigheter AB	68,974

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	4,736,100

HOTELS AND OTHER LODGING PLACES - 1.15%
95,114		Accor S.A.	4,164,227

		TOTAL HOTELS AND OTHER LODGING PLACES	4,164,227

INDUSTRIAL MACHINERY AND EQUIPMENT - 2.53%
10,104		Aggreko plc	32,590
3,326		Alfa Laval AB	53,803
7,705		Atlas Copco AB (B Shs)	321,747
23,098		FKI plc	51,663
830,478		Futuris Corp Ltd	1,406,185
1,084		Hoganas AB (B Shs)	29,117
145,000		Komatsu Ltd	1,014,590
53,000		Makino Milling Machine Co Ltd	290,680
16,978		Meggitt plc	85,320
6,600		Nidec Corp	804,470
225,000		NSK Ltd	1,130,819
31,331		Rheinmetall AG.	1,671,526
8,886		Sandvik AB	358,360
5,350	*	Saurer AG.	315,232
3,844		Scania AB	152,131
3,731		SKF AB (B Shs)	166,187
59,353		Wartsila Oyj (B Shs)	1,264,993

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	9,149,413

INSTRUMENTS AND RELATED PRODUCTS - 1.86%
23,200		Canon, Inc	1,252,035
7,030		Gambro AB (A Shs)	100,234
3,735		Gambro AB (B Shs)	52,411
225,879	*	Invensys plc	67,218
525		Keyence Corp	117,634
71,800		Terumo Corp	1,933,912
1,164		The Swatch Group AG. (Br)	170,848
101,533		The Swatch Group AG. (Regd)	3,018,042

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	6,712,334

INSURANCE CARRIERS - 4.33%
116,000		Aioi Insurance Co Ltd	535,454
241,175	*	AMP Ltd	1,372,554
1,073,000	*	China Life Insurance Co Ltd (H Shs)	717,846
78,993		Friends Provident plc	233,555
104,000		Fuji Fire & Marine Insurance Co Ltd	338,987
76,191		Insurance Australia Group Ltd	384,039
258,341		Legal & General Group plc	545,588
9,579		Liberty International plc	178,482
80,000		Nipponkoa Insurance Co Ltd	544,159
53,000		Nissay Dowa General Insurance Co Ltd	269,474
193,645		Promina Group Ltd	819,711
87,195		Prudential plc	758,348

TIAA-CREF MUTUAL FUNDS - International Equity Fund

SHARES			VALUE

114,759		Royal & Sun Alliance Insurance Group plc	$170,753
3,617		Schindler Holding AG. (Pt Cert)	1,434,585
37,820		Skandia Forsakrings AB	188,377
9,387		Storebrand ASA	90,667
29,900		T&D Holdings, Inc	1,429,784
33,786		Zurich Financial Services AG.	5,633,476

		TOTAL INSURANCE CARRIERS	15,645,839

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.15%
96		East Japan Railway Co	534,010

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	534,010

LUMBER AND WOOD PRODUCTS - 0.02%
1,936		Holmen AB (B Shs)	67,006

		TOTAL LUMBER AND WOOD PRODUCTS	67,006

METAL MINING - 0.89%
8,764		Johnson Matthey plc	166,241
254,000		Mitsubishi Materials Corp	532,936
82,890		Newcrest Mining Ltd	1,133,857
11,535		Rio Tinto Ltd	353,734
181,875		WMC Resources Ltd	1,029,368

		TOTAL METAL MINING	3,216,136

MISCELLANEOUS RETAIL - 0.34%
75,285	*	Cookson Group plc	51,312
474,691		Pacific Brands Ltd	1,187,032

		TOTAL MISCELLANEOUS RETAIL	1,238,344

NONDEPOSITORY INSTITUTIONS - 2.16%
13,027		Cattles plc	91,789
2,251		D Carnegie AB	29,131
141,568	*	Hypo Real Estate Holding	5,869,001
19,210		ICAP plc	100,225
94,000	*	Industrial Development Bank of India Ltd	237,433
463,000		Orient Corp	1,337,445
10,126		Provident Financial plc	130,643

		TOTAL NONDEPOSITORY INSTITUTIONS	7,795,667

OIL AND GAS EXTRACTION - 1.12%
444,000		CNOOC Ltd	238,489
1,266		IHC Caland NV	80,431
6,492	*	Lundin Petroleum AB	37,221
114,194		Origin Energy Ltd	616,770
438,000		PetroChina Co Ltd (Class H)	233,857
8,051		Shell Transport & Trading Co plc	68,630
21,742		Statoil ASA	341,028
765		Technip S.A.	141,416
10,550		Total S.A.	2,304,452

		TOTAL OIL AND GAS EXTRACTION	4,062,294

TIAA-CREF MUTUAL FUNDS - International Equity Fund

SHARES			VALUE

PAPER AND ALLIED PRODUCTS - 0.99%
2,116		Billerud AB	$37,732
7,275		De La Rue plc	48,466
82,000		NGK Insulators Ltd	784,230
108,000		OJI Paper Co Ltd	619,733
21,838		Rexam plc	192,654
7,875		Svenska Cellulosa AB (B Shs)	335,956
29,902		TDC a/s	1,266,281
6,000		Uni-Charm Corp	287,499

		TOTAL PAPER AND ALLIED PRODUCTS	3,572,551

PERSONAL SERVICES - 0.02%
8,044		Davis Service Group plc	63,319

		TOTAL PERSONAL SERVICES	63,319

PETROLEUM AND COAL PRODUCTS - 5.92%
234,047		BHP Billiton Ltd	2,814,421
208,069		BP plc	2,029,318
45,854		BP plc (Spon ADR)	2,677,874
237,567		ENI S.p.A.	5,948,055
4,240		Hellenic Petroleum S.A.	46,106
275,000		Nippon Oil Corp	1,763,199
1,309		Norsk Hydro ASA	103,092
715	*	Petroleum Geo-Services ASA	44,683
81,741		Repsol YPF S.A.	2,128,799
66,873		Royal Dutch Petroleum Co	3,849,492

		TOTAL PETROLEUM AND COAL PRODUCTS	21,405,039

PRIMARY METAL INDUSTRIES - 0.50%
158,519	*	Corus Group plc	153,692
52,000		NEOMAX Co Ltd	922,572
243,000		Nippon Steel Corp	595,228
3,395		Ssab Svenskt Stal AB (Series A)	81,741
3,091		Trelleborg AB (B Shs)	52,560

		TOTAL PRIMARY METAL INDUSTRIES	1,805,793

PRINTING AND PUBLISHING - 2.27%
6,281		Eniro AB	64,271
218,437		Reed Elsevier NV	2,978,012
509,108		Reed Elsevier plc	4,696,586
162,936		Singapore Press Holdings Ltd	459,143

		TOTAL PRINTING AND PUBLISHING	8,198,012

RAILROAD TRANSPORTATION - 0.21%
137,934		Brambles Industries Ltd	751,479

		TOTAL RAILROAD TRANSPORTATION	751,479

REAL ESTATE - 1.00%
20,571		British Land Co plc	353,869
476		Centro Properties Group (New)	2,157
20	*	City Developments Ltd Wts 05/10/06	56

TIAA-CREF MUTUAL FUNDS - International Equity Fund

SHARES			VALUE

10,986		Hammerson plc	$183,184
314		Mirvac Group	1,206
42,000		Sino Land Co Ltd	41,337
16,638		Slough Estates plc	175,688
63,000		Sumitomo Realty & Development Co Ltd	821,392
128,000		Tokyo Tatemono Co Ltd	833,180
93,221	*	Westfield Group	1,200,638

		TOTAL REAL ESTATE	3,612,707

SECURITY AND COMMODITY BROKERS - 2.64%
24,369		3i Group plc	311,595
28,970		Amvescap plc	178,400
4,868		Close Brothers Group plc	68,647
122,240		Deutsche Boerse AG.	7,357,329
11,091		Man Group plc	313,442
10,400		Matsui Securities Co Ltd	362,330
101,000		Mitsui & Co Ltd	905,816
848		Nomura Holdings, Inc	12,364
2,983	*	OMX AB	38,155

		TOTAL SECURITY AND COMMODITY BROKERS	9,548,078

STONE, CLAY, AND GLASS PRODUCTS - 4.52%
136,119		CRH plc	3,641,188
29,268		Hanson plc	251,317
178,550		Holcim Ltd (Regd)	10,756,024
125,000		Nippon Sheet Glass Co Ltd	517,225
40,873		Pilkington plc	86,319
8,991		RMC Group plc	146,553
276		Sika AG.	165,537
320,000		Sumitomo Osaka Cement Co Ltd	783,839

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	16,348,002

TRANSPORTATION BY AIR - 0.36%
222,000	v*	Air China Ltd (Class H)	85,685
21,504	*	British Airways plc	97,021
130,625		Qantas Airways Ltd	379,893
88,000		Swire Pacific Ltd (A Shs)	735,909

		TOTAL TRANSPORTATION BY AIR	1,298,508

TRANSPORTATION EQUIPMENT - 4.86%
17,919		BBA Group plc	98,306
1,271,361	*	Fiat S.p.A.	10,195,773
257,000		Mazda Motor Corp	807,592
60,269		Rolls-Royce Group plc	285,805
30,686		Tomkins plc	149,789
27,600		Toyota Industries Corp	689,529
118,600		Toyota Motor Corp	4,826,408
12,885		Volvo AB (B Shs)	510,909

		TOTAL TRANSPORTATION EQUIPMENT	17,564,111

TRANSPORTATION SERVICES - 0.04%
5,515		National Express Group plc	87,406
31,616		Stagecoach Group plc	69,046

		TOTAL TRANSPORTATION SERVICES	156,452

TIAA-CREF MUTUAL FUNDS - International Equity Fund

SHARES/PRINCIPAL			VALUE

TRUCKING AND WAREHOUSING - 0.31%
55,000		Seino Transportation Co Ltd	$515,273
128,000		Sumitomo Warehouse Co Ltd	624,573

		TOTAL TRUCKING AND WAREHOUSING	1,139,846

WATER TRANSPORTATION - 0.55%
714,000		China Shipping Development Co Ltd	633,834
11,845		Exel plc	164,419
1,613		Frontline Ltd	71,773
157,000		Mitsui OSK Lines Ltd	942,276
29,296		Peninsular & Oriental Steam Navigation Co	167,330

		TOTAL WATER TRANSPORTATION	1,979,632

WHOLESALE TRADE-DURABLE GOODS - 0.36%
7,524		SSL International plc	45,503
148,000		Sumitomo Corp	1,276,783

		TOTAL WHOLESALE TRADE-DURABLE GOODS	1,322,286

WHOLESALE TRADE-NONDURABLE GOODS - 4.01%
9,896		Alliance Unichem plc	143,350
88,505		Celesio AG.	7,198,776
2,721		Ciba Specialty Chemicals AG. (Regd)	206,988
229,194		Inditex S.A.	6,760,239
1,178	*	Oriflame Cosmetics S.A. (SDR)	27,299
13,250		Swedish Match AB	153,527

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	14,490,179

		TOTAL COMMON STOCKS
		(Cost $314,555,676)	358,992,575

SHORT-TERM INVESTMENTS - 0.83%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.83%
$ 3,010,000		Federal Home Loan Bank (FHLB)
		1.000% 01/03/05	3,009,461

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	3,009,461

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $3,009,791)	3,009,461

		TOTAL PORTFOLIO - 100.10%
		(Cost $317,565,467)	362,002,036
		OTHER ASSETS AND LIABILITIES, NET - (0.10%)	(354,026)

		NET ASSETS - 100.00%	$361,648,010

*	Non-income producing
v	Security valued at fair value

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2004, the aggregate cost of portfolio investments for federal income tax purposes was
$320,191,638. Net unrealized appreciation of portfolio investments aggregated $41,810,398, of which $46,109,789 related to appreciated portfolio investments and $4,299,391 related to depreciated portfolio investments.

TIAA-CREF MUTUAL FUNDS - International Equity Fund

Open Forward Foreign Currency Contracts:

	Local Currency	Value of Contract When Opened (Local Currency)	Value of Contract When Opened (U.S. Dollars)	Market Value of Contract (U.S. Dollars)	Unrealized Loss (U.S. Dollars)

Contracts to Buy

Expiring January 3, 2005	Euro	$ 943,085	$ 1,281,935	$ 1,281,888	$ (47)

TIAA-CREF Mutual Funds - Growth Equity Fund

TIAA-CREF MUTUAL FUNDS
GROWTH EQUITY FUND
STATEMENT OF INVESTMENTS
December 31, 2004

SHARES			VALUE

COMMON STOCKS - 99.87%
APPAREL AND OTHER TEXTILE PRODUCTS - 0.70%
93,225		Polo Ralph Lauren Corp	$3,971,385

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	3,971,385

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.67%
66,308		Lowe's Cos	3,818,678

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	3,818,678

BUSINESS SERVICES - 10.69%
78,716		Adobe Systems, Inc	4,938,642
100,549		Automatic Data Processing, Inc	4,459,348
67,286	*	DST Systems, Inc	3,506,946
48,900	*	Electronic Arts, Inc	3,016,152
23,409		Equifax, Inc	657,793
27,985	*	Google, Inc (Class A)	5,403,904
192	*	IAC/InterActiveCorp Wts 02/04/09	5,741
87,513		Manpower, Inc	4,226,878
49,135	*	Mercury Interactive Corp	2,238,099
388,059		Microsoft Corp	10,365,056
172,515	*	Oracle Corp	2,366,906
4,065	b,v*	Peregrine Systems, Inc	—
1,800	*	ProcureNet, Inc	270
156,225		SAP AG. (Spon ADR)	6,906,707
603	*	SoftBrands, Inc	1,330
196,622	*	Symantec Corp	5,064,983
30,711	*	Westwood One, Inc	827,047
175,785	*	Yahoo!, Inc	6,623,579

		TOTAL BUSINESS SERVICES	60,609,381

CHEMICALS AND ALLIED PRODUCTS - 16.35%
5,897		Abbott Laboratories	275,095
33,283	*	Amgen, Inc	2,135,104
114,162	*	Biogen Idec, Inc	7,604,331
15,789		Colgate-Palmolive Co	807,765
121,733	*	Forest Laboratories, Inc	5,460,942
51,805	*	Genentech, Inc	2,820,264
126,017	*	Gilead Sciences, Inc	4,409,335
266,830		Gillette Co	11,948,647
69,073	*	IVAX Corp	1,092,735
112,079		Lilly (Eli) & Co	6,360,483
59,415		Merck & Co, Inc	1,909,598
204,747		Mylan Laboratories, Inc	3,619,927
505,583		Pfizer, Inc	13,595,127
333,771		Procter & Gamble Co	18,384,107
443,212		Schering-Plough Corp	9,254,267
50,904	*	Sepracor, Inc	3,022,170

		TOTAL CHEMICALS AND ALLIED PRODUCTS	92,699,897

TIAA-CREF MUTUAL FUNDS - Growth Equity Fund

SHARES			VALUE

COMMUNICATIONS - 1.02%
3,400	b,v*	Advanced Radio Telecom Corp	$1
519	*	Comcast Corp (Special Class A)	17,044
400	b*	Convergent Communications, Inc	—
21,150	*	Entercom Communications Corp	759,074
15,300	v*	Global Telesystems, Inc	18
5,115	*	Level 3 Communications, Inc	17,340
94,004	*	Lucent Technologies Inc Wts 12/10/07	148,526
38,083	*	Nextel Communications, Inc (Class A)	1,142,490
147,973		Sprint Corp	3,677,129
1,500	b,v*	Teligent, Inc (Class A)	2
800	b*	U.S. Wireless Corp	—
62	v*	Vast Solutions, Inc (Class B1)	—
62	v*	Vast Solutions, Inc (Class B2)	—
62	v*	Vast Solutions, Inc (Class B3)	—
644	b*	Viatel, Inc	16

		TOTAL COMMUNICATIONS	5,761,640

DEPOSITORY INSTITUTIONS - 0.47%
9,365		Fifth Third Bancorp	442,777
72,189		Mellon Financial Corp	2,245,800

		TOTAL DEPOSITORY INSTITUTIONS	2,688,577

EATING AND DRINKING PLACES - 0.40%
64,607	*	Brinker International, Inc	2,265,767

		TOTAL EATING AND DRINKING PLACES	2,265,767

EDUCATIONAL SERVICES - 1.63%
32,682	*	Apollo Group, Inc (Class A)	2,637,764
164,907	*	Career Education Corp	6,596,280

		TOTAL EDUCATIONAL SERVICES	9,234,044

ELECTRIC, GAS, AND SANITARY SERVICES - 0.19%
36,307		Waste Management, Inc	1,087,032

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	1,087,032

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 11.97%
9,441		General Electric Co	344,597
453,789		Intel Corp	10,614,125
120,208	*	Marvell Technology Group Ltd	4,263,778
112,562		Maxim Integrated Products, Inc	4,771,503
35,118		Maytag Corp	740,990
531,067		Motorola, Inc	9,134,352
318,946		National Semiconductor Corp	5,725,081
134,581	*	Novellus Systems, Inc	3,753,464
349,129		Qualcomm, Inc	14,803,070
1,010,883		Taiwan Semiconductor Manufacturing Co Ltd (Spon ADR)	8,582,397
173,891		Xilinx, Inc	5,155,868

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	67,889,225

TIAA-CREF MUTUAL FUNDS - Growth Equity Fund

SHARES			VALUE

ENGINEERING AND MANAGEMENT SERVICES - 2.61%
236,279	*	Accenture Ltd (Class A)	$6,379,533
46,475	*	BearingPoint, Inc	373,194
49,888		Halliburton Co	1,957,605
109,447		Monsanto Co	6,079,781

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	14,790,113

FABRICATED METAL PRODUCTS - 0.11%
6,960		Illinois Tool Works, Inc	645,053

		TOTAL FABRICATED METAL PRODUCTS	645,053

FOOD AND KINDRED PRODUCTS - 3.66%
20,224		Anheuser-Busch Cos, Inc	1,025,964
37,242		Campbell Soup Co	1,113,163
73,095		Coca-Cola Co	3,042,945
78,629	*	Constellation Brands, Inc (Class A)	3,657,035
227,785		PepsiCo, Inc	11,890,377

		TOTAL FOOD AND KINDRED PRODUCTS	20,729,484

FURNITURE AND FIXTURES - 0.06%
6,379		Hillenbrand Industries, Inc	354,290

		TOTAL FURNITURE AND FIXTURES	354,290

FURNITURE AND HOMEFURNISHINGS STORES - 1.45%
205,981	*	Bed Bath & Beyond, Inc	8,204,223

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	8,204,223

GENERAL MERCHANDISE STORES - 4.30%
164,356	*	Kohl's Corp	8,081,385
193,300		Target Corp	10,038,069
119,218		Wal-Mart Stores, Inc	6,297,095

		TOTAL GENERAL MERCHANDISE STORES	24,416,549

HEALTH SERVICES - 1.92%
84,581	*	Express Scripts, Inc	6,465,372
194,038		Health Management Associates, Inc (Class A)	4,408,543

		TOTAL HEALTH SERVICES	10,873,915

HOTELS AND OTHER LODGING PLACES - 1.74%
24,418	*	Las Vegas Sands Corp	1,172,064
148,909		Starwood Hotels & Resorts Worldwide, Inc	8,696,286

		TOTAL HOTELS AND OTHER LODGING PLACES	9,868,350

TIAA-CREF MUTUAL FUNDS - Growth Equity Fund

SHARES			VALUE

INDUSTRIAL MACHINERY AND EQUIPMENT - 9.62%
112,759		3M Co	$9,254,131
99,487		Baker Hughes, Inc	4,245,110
4,299		Caterpillar, Inc	419,195
987,695	*	Cisco Systems, Inc	19,062,514
7,405	*	Cooper Cameron Corp	398,463
401,263	*	Dell, Inc	16,909,223
78,123	*	EMC Corp	1,161,689
92,782	*	Network Appliance, Inc	3,082,218

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	54,532,543

INSTRUMENTS AND RELATED PRODUCTS - 6.75%
91,336		Biomet, Inc	3,963,069
100,874		Guidant Corp	7,273,015
203,431		Medtronic, Inc	10,104,418
263,246	*	St. Jude Medical, Inc	11,037,905
73,696	*	Zimmer Holdings, Inc	5,904,524

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	38,282,931

INSURANCE AGENTS, BROKERS AND SERVICE - 0.11%
18,262		Marsh & McLennan Cos, Inc	600,820

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	600,820

INSURANCE CARRIERS - 3.30%
30,882		Aetna, Inc	3,852,530
226,497		American International Group, Inc	14,874,058

		TOTAL INSURANCE CARRIERS	18,726,588

MISCELLANEOUS RETAIL - 2.91%
97,169	*	eBay, Inc	11,298,811
154,553		Staples, Inc	5,209,982

		TOTAL MISCELLANEOUS RETAIL	16,508,793

MOTION PICTURES - 2.80%
79,894	*	DreamWorks Animation SKG, Inc (Class A)	2,996,824
318,736		News Corp (Class A)	5,947,614
355,972	*	Time Warner, Inc	6,920,096

		TOTAL MOTION PICTURES	15,864,534

NONDEPOSITORY INSTITUTIONS - 5.10%
267,553		American Express Co	15,081,963
81,602		Fannie Mae	5,810,878
16,476		Freddie Mac	1,214,281
242,108		MBNA Corp	6,825,025

		TOTAL NONDEPOSITORY INSTITUTIONS	28,932,147

TIAA-CREF MUTUAL FUNDS - Growth Equity Fund

SHARES		VALUE

OIL AND GAS EXTRACTION - 0.38%
14,626	Pogo Producing Co	$709,215
40,095	Tidewater, Inc	1,427,783

	TOTAL OIL AND GAS EXTRACTION	2,136,998

SECURITY AND COMMODITY BROKERS - 1.66%
63,671	Goldman Sachs Group, Inc	6,624,331
50,641	Morgan Stanley	2,811,588

	TOTAL SECURITY AND COMMODITY BROKERS	9,435,919

TRANSPORTATION BY AIR - 0.48%
166,599	Southwest Airlines Co	2,712,232

	TOTAL TRANSPORTATION BY AIR	2,712,232

TRANSPORTATION EQUIPMENT - 1.63%
18,706	General Dynamics Corp	1,956,648
49,779	Northrop Grumman Corp	2,705,986
44,219	United Technologies Corp	4,570,034

	TOTAL TRANSPORTATION EQUIPMENT	9,232,668

TRUCKING AND WAREHOUSING - 0.83%
55,370	United Parcel Service, Inc (Class B)	4,731,920

	TOTAL TRUCKING AND WAREHOUSING	4,731,920

WATER TRANSPORTATION - 1.12%
26,038	Carnival Corp	1,500,570
89,555	Royal Caribbean Cruises Ltd	4,875,374

	TOTAL WATER TRANSPORTATION	6,375,944

WHOLESALE TRADE-DURABLE GOODS - 3.11%
277,765	Johnson & Johnson	17,615,852

	TOTAL WHOLESALE TRADE-DURABLE GOODS	17,615,852

WHOLESALE TRADE-NONDURABLE GOODS - 0.13%
19,015	Sysco Corp	725,803

	TOTAL WHOLESALE TRADE-NONDURABLE GOODS	725,803

	TOTAL COMMON STOCKS
	(Cost $532,512,749)	566,323,295

TIAA-CREF MUTUAL FUNDS - Growth Equity Fund

PRINCIPAL/SHARES		VALUE

SHORT-TERM INVESTMENTS - 0.40%

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.40%
$ 2,270,000	Federal Home Loan Bank (FHLB)
	1.000% 01/03/05	$2,269,593

	TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	2,269,593

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,269,842)	2,269,593

	TOTAL PORTFOLIO - 100.27%
	(Cost $534,782,591)	568,592,888

	OTHER ASSETS AND LIABILITIES, NET - (0.27%)	(1,520,232)

	NET ASSETS - 100.00%	$567,072,656

*	Non-income producing
b	In bankruptcy
v	Security valued at fair value

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2004, the aggregate cost of portfolio investments for federal income tax purposes was
$540,293,970. Net unrealized appreciation of portfolio investments aggregated $28,298,918, of which $76,408,984 related to appreciated portfolio investments and $48,110,066 related to depreciated portfolio investments.

TIAA-CREF Mutual Funds - Growth & Income Fund

TIAA-CREF MUTUAL FUNDS
GROWTH & INCOME FUND
STATEMENT OF INVESTMENTS
December 31, 2004

SHARES			VALUE

COMMON STOCKS - 99.62%
AMUSEMENT AND RECREATION SERVICES - 0.06%
5,000		Harrah's Entertainment, Inc	$334,450

		TOTAL AMUSEMENT AND RECREATION SERVICES	334,450

APPAREL AND ACCESSORY STORES - 0.53%
11,400		Claire's Stores, Inc	242,250
85,400		Gap, Inc	1,803,648
16,000	*	Payless Shoesource, Inc	196,800
23,500		TJX Cos, Inc	590,555

		TOTAL APPAREL AND ACCESSORY STORES	2,833,253

APPAREL AND OTHER TEXTILE PRODUCTS - 0.28%
27,800		VF Corp	1,539,564

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	1,539,564

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.07%
4,300	*	Autozone, Inc	392,633

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	392,633

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.10%
104,598		Home Depot, Inc	4,470,519
25,247		Lowe's Cos	1,453,975

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	5,924,494

BUSINESS SERVICES - 6.57%
10,415		Acxiom Corp	273,915
100		Adobe Systems, Inc	6,274
35,400	*	Aspect Communications Corp	394,356
19,563		Automatic Data Processing, Inc	867,619
61,402	*	BEA Systems, Inc	544,022
7,600	*	BMC Software, Inc	141,360
168,600		Cendant Corp	3,941,868
29,396		Computer Associates International, Inc	913,040
37,372	*	Computer Sciences Corp	2,106,660
82,411	*	Earthlink, Inc	949,375
35,810		Electronic Data Systems Corp	827,211
3,500		Equifax, Inc	98,350
9,449	*	Fiserv, Inc	379,755
11,600		IMS Health, Inc	269,236
12,500	*	Ipass, Inc	92,500
486,400		Microsoft Corp	12,991,744
3	*	Napster, Inc	28
15	*	Novell, Inc	101
199,700	*	Oracle Corp	2,739,884
1	*	PalmSource, Inc	13

TIAA-CREF MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

2,640	*	Progress Software Corp	$61,644
2,300		Reynolds & Reynolds Co (Class A)	60,973
136		SAP AG. (Spon ADR)	6,013
271,540	*	Sun Microsystems, Inc	1,460,885
11,900	*	SunGard Data Systems, Inc	337,127
89,900	*	Symantec Corp	2,315,824
23,980	*	Synopsys, Inc	470,488
7,585	*	TeleTech Holdings, Inc	73,499
106,700	*	Unisys Corp	1,086,206
58,763	*	United Online, Inc	677,537
4,675	*	Veritas Software Corp	133,471
29,833	*	Yahoo!, Inc	1,124,107

		TOTAL BUSINESS SERVICES	35,345,085

CHEMICALS AND ALLIED PRODUCTS - 9.64%
47,266		Abbott Laboratories	2,204,959
9,310		Air Products & Chemicals, Inc	539,701
5,380		Allergan, Inc	436,157
51,900		Alpharma, Inc (Class A)	879,705
59,552	*	Amgen, Inc	3,820,261
24,467	*	Amylin Pharmaceuticals, Inc	571,549
12,937	*	Biogen Idec, Inc	861,734
85,885		Bristol-Myers Squibb Co	2,200,374
5,100	*	Cephalon, Inc	259,488
49,700		Clorox Co	2,928,821
23,540		Colgate-Palmolive Co	1,204,306
10,900	*	Connetics Corp	264,761
14,957		Dow Chemical Co	740,521
18,571	*	Forest Laboratories, Inc	833,095
43,300		Georgia Gulf Corp	2,156,340
55,599	*	Gilead Sciences, Inc	1,945,409
82,300		Gillette Co	3,685,394
11,700		H.B. Fuller Co	333,567
6,400	*	ImClone Systems, Inc	294,912
3,700		International Flavors & Fragrances, Inc	158,508
12,034	*	Kos Pharmaceuticals, Inc	452,960
8,462		Lilly (Eli) & Co	480,219
143,700		Merck & Co, Inc	4,618,518
328,500		Pfizer, Inc	8,833,365
172,300		Procter & Gamble Co	9,490,284
139		Schering-Plough Corp	2,902
40,200		Wyeth	1,712,118

		TOTAL CHEMICALS AND ALLIED PRODUCTS	51,909,928

COMMUNICATIONS - 4.99%
13,784		Alltel Corp	809,948
134,906		AT&T Corp	2,571,308
64,610		BellSouth Corp	1,795,512
4,700		CenturyTel, Inc	166,709
29,639		Clear Channel Communications, Inc	992,610
101,292	*	Comcast Corp (Class A)	3,370,998
5,577	*	Commonwealth Telephone Enterprises, Inc	276,954
136		EchoStar Communications Corp (Class A)	4,521
15,315	*	Lucent Technologies Inc Wts 12/10/07	24,198
217,562	*	Lucent Technologies, Inc	818,033
48,539	*	Nextel Communications, Inc (Class A)	1,456,170
21,702	*	PTEK Holdings, Inc	232,428
102,052		SBC Communications, Inc	2,629,880

TIAA-CREF MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

132,449		Sprint Corp	$3,291,358
134,648		Verizon Communications, Inc	5,454,590
81,803		Viacom, Inc (Class B)	2,976,811
56	*	WorldCom, Inc (WorldCom Group)	—

		TOTAL COMMUNICATIONS	26,872,028

DEPOSITORY INSTITUTIONS - 9.87%
11,000		AmSouth Bancorp	284,900
197,782		Bank of America Corp	9,293,776
19,622		Bank of New York Co, Inc	655,767
11,845		BB&T Corp	498,082
264,465		Citigroup, Inc	12,741,924
7,101		Fifth Third Bancorp	335,735
5,600		First Horizon National Corp	241,416
178,181		JPMorgan Chase & Co	6,950,841
12,057		KeyCorp	408,732
3,288		M & T Bank Corp	354,578
3,237		Marshall & Ilsley Corp	143,075
83,507		Mellon Financial Corp	2,597,903
11,183		National City Corp	419,922
71,733		North Fork Bancorp, Inc	2,069,497
1,917		Northern Trust Corp	93,128
12,803		PNC Financial Services Group, Inc	735,404
9,178		Regions Financial Corp	326,645
17,100		SunTrust Banks, Inc	1,263,348
2,700		Synovus Financial Corp	77,166
175,893		U.S. Bancorp	5,508,969
55,800		Wachovia Corp	2,935,080
81,534		Wells Fargo & Co	5,067,338
2,000		Zions Bancorp	136,060

		TOTAL DEPOSITORY INSTITUTIONS	53,139,286

EATING AND DRINKING PLACES - 0.45%
12,129	*	Brinker International, Inc	425,364
14,800	*	CKE Restaurants, Inc	214,748
55,804		McDonald's Corp	1,789,076
209	*	The Cheesecake Factory, Inc	6,786

		TOTAL EATING AND DRINKING PLACES	2,435,974

ELECTRIC, GAS, AND SANITARY SERVICES - 2.52%
5,000	*	AES Corp	68,350
8,793		Ameren Corp	440,881
17,512		American Electric Power Co, Inc	601,362
2,800		Centerpoint Energy, Inc	31,640
25,100		Cinergy Corp	1,044,913
11,675		Consolidated Edison, Inc	510,781
8,100		Constellation Energy Group, Inc	354,051
14,365		Dominion Resources, Inc	973,085
8,200		DTE Energy Co	353,666
24,399		Duke Energy Corp	618,027
15,900		Edison International	509,277
29,134		Exelon Corp	1,283,935
14,368		FirstEnergy Corp	567,680
8,174		FPL Group, Inc	611,007

TIAA-CREF MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

7,100		KeySpan Corp	$280,095
22,507	b*	Mirant Corp	8,114
1		National Grid Group plc (Spon ADR)	48
1,700		Nicor, Inc	62,798
12,777		NiSource, Inc	291,060
15,556	*	PG&E Corp	517,704
4,100		Pinnacle West Capital Corp	182,081
7,300		PPL Corp	388,944
9,900		Progress Energy, Inc	447,876
500	v*	Progress Energy, Inc (Cvo)	5
11,574		Public Service Enterprise Group, Inc	599,186
11,000		Sempra Energy	403,480
24,443		Southern Co	819,329
6,800		TECO Energy, Inc	104,312
6,737		TXU Corp	434,941
25,547		Waste Management, Inc	764,877
15,400		Xcel Energy, Inc	280,280

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	13,553,785

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 7.34%
206	*	Altera Corp	4,264
11,700	*	AMIS Holdings, Inc	193,284
1,840	*	Atheros Communications, Inc	18,860
142	*	Comverse Technology, Inc	3,472
5,164		Emerson Electric Co	361,996
101	*	Freescale Semiconductor, Inc (Class B)	1,854
491,200		General Electric Co	17,928,800
361,222		Intel Corp	8,448,983
9,600	*	Jabil Circuit, Inc	245,568
54,664	*	Marvell Technology Group Ltd	1,938,932
196		Maxim Integrated Products, Inc	8,308
9	*	MIPS Technologies, Inc	89
129		Molex, Inc	3,870
200,167		Motorola, Inc	3,442,872
83,100		National Semiconductor Corp	1,491,645
97,300	*	PMC-Sierra, Inc	1,094,625
32,988		Qualcomm, Inc	1,398,691
39,500	*	Sanmina-SCI Corp	334,565
1,600		Taiwan Semiconductor Manufacturing Co Ltd (Spon ADR)	13,584
56,953	*	Tellabs, Inc	489,226
83,869		Texas Instruments, Inc	2,064,855

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	39,488,343

ENGINEERING AND MANAGEMENT SERVICES - 0.39%
2,387	*	Accenture Ltd (Class A)	64,449
7,300		Halliburton Co	286,452
10,100	*	Hewitt Associates, Inc	323,301
24,259		Monsanto Co	1,347,587
1,700		Paychex, Inc	57,936

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	2,079,725

FABRICATED METAL PRODUCTS - 1.38%
13,400		Danaher Corp	769,294
47,048		Illinois Tool Works, Inc	4,360,409

TIAA-CREF MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

56,574		Masco Corp	$2,066,648
4,131		Silgan Holdings, Inc	251,826

		TOTAL FABRICATED METAL PRODUCTS	7,448,177

FOOD AND KINDRED PRODUCTS - 3.68%
16,523		Anheuser-Busch Cos, Inc	838,212
28,800		Archer Daniels Midland Co	642,528
2,700	*	Boston Beer Co, Inc (Class A)	57,429
11,600		Campbell Soup Co	346,724
119,207		Coca-Cola Co	4,962,587
14,100		Coca-Cola Enterprises, Inc	293,985
125		Conagra Foods, Inc	3,681
1,600		Coors (Adolph) Co (Class B)	121,072
16,583		General Mills, Inc	824,341
8,469		H.J. Heinz Co	330,206
12,045		Kellogg Co	537,930
2,200		Pepsi Bottling Group, Inc	59,488
102,812		PepsiCo, Inc	5,366,786
64,300		Pilgrim's Pride Corp	1,972,724
14,000		Sanderson Farms, Inc	605,920
140,200		Tyson Foods, Inc (Class A)	2,579,680
3,600		Wrigley (Wm.) Jr Co	249,084

		TOTAL FOOD AND KINDRED PRODUCTS	19,792,377

FOOD STORES - 0.16%
17,864		Albertson's, Inc	426,592
105	*	Kroger Co	1,842
19,519	*	Safeway, Inc	385,305
7,200	*	Winn-Dixie Stores, Inc	32,760

		TOTAL FOOD STORES	846,499

FORESTRY - 0.18%
14,321		Weyerhaeuser Co	962,658

		TOTAL FORESTRY	962,658

FURNITURE AND FIXTURES - 0.08%
1,800		Johnson Controls, Inc	114,192
13,300		Newell Rubbermaid, Inc	321,727

		TOTAL FURNITURE AND FIXTURES	435,919

FURNITURE AND HOMEFURNISHINGS STORES - 0.37%
33,400		Best Buy Co, Inc	1,984,628

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	1,984,628

GENERAL BUILDING CONTRACTORS - 0.19%
4	*	Cavco Industries, Inc	180
1,300	*	NVR, Inc	1,000,220

		TOTAL GENERAL BUILDING CONTRACTORS	1,000,400

TIAA-CREF MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

GENERAL MERCHANDISE STORES - 2.87%
36,200	*	BJ's Wholesale Club, Inc	$1,054,506
71,305		Costco Wholesale Corp	3,451,875
8,700		Federated Department Stores, Inc	502,773
13,700		J.C. Penney Co, Inc	567,180
500	*	Kmart Holding Corp	49,475
19,742		May Department Stores Co	580,415
9,870		Sears Roebuck & Co	503,666
165,491		Wal-Mart Stores, Inc	8,741,235

		TOTAL GENERAL MERCHANDISE STORES	15,451,125

HEALTH SERVICES - 0.37%
33,000		HCA, Inc	1,318,680
20,318	*	Magellan Health Services, Inc	694,063

		TOTAL HEALTH SERVICES	2,012,743

HOLDING AND OTHER INVESTMENT OFFICES - 0.65%
6,000	*	4Kids Entertainment, Inc	126,120
29,400		American Home Mortgage Investment Corp	1,006,950
7,900		Plum Creek Timber Co, Inc	303,676
6,477		Simon Property Group, Inc	418,868
39,493		Washington Mutual, Inc	1,669,764

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	3,525,378

HOTELS AND OTHER LODGING PLACES - 0.21%
18,400		Hilton Hotels Corp	418,416
11,173		Marriott International, Inc (Class A)	703,676

		TOTAL HOTELS AND OTHER LODGING PLACES	1,122,092

INDUSTRIAL MACHINERY AND EQUIPMENT - 8.19%
38,689		3M Co	3,175,206
35,101	*	Apple Computer, Inc	2,260,504
44,899	*	Applied Materials, Inc	767,773
68,731		Baker Hughes, Inc	2,932,752
7,300		Black & Decker Corp	644,809
121		Caterpillar, Inc	11,799
377,283	*	Cisco Systems, Inc	7,281,562
20,000		Cummins, Inc	1,675,800
112		Deere & Co	8,333
163,902	*	Dell, Inc	6,906,830
23,200		Dover Corp	973,008
90,871	*	Emulex Corp	1,530,268
3	*	FMC Technologies, Inc	97
103,538		Hewlett-Packard Co	2,171,192
85,445		International Business Machines Corp	8,423,168
34,641	*	Network Appliance, Inc	1,150,774
4	*	PalmOne, Inc	126
4,500		Pitney Bowes, Inc	208,260
48	*	Riverstone Networks, Inc	52
24,000		Toro Co	1,952,400
45,400		Tyco International Ltd	1,622,596
21,800	*	Xerox Corp	370,818

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	44,068,127

TIAA-CREF MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

INSTRUMENTS AND RELATED PRODUCTS - 3.04%
2,400	*	Agilent Technologies, Inc	$57,840
59,100		Becton Dickinson & Co	3,356,880
36,225	*	Boston Scientific Corp	1,287,799
14,124		Eastman Kodak Co	455,499
2,700	*	Edwards Lifesciences Corp	111,402
29,328		Guidant Corp	2,114,549
136	*	KLA-Tencor Corp	6,335
80,558		Medtronic, Inc	4,001,316
4,900		PerkinElmer, Inc	110,201
61,051		Raytheon Co	2,370,610
24,406	*	St. Jude Medical, Inc	1,023,344
15,200	*	Thermo Electron Corp	458,888
12,388	*	Zimmer Holdings, Inc	992,527

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	16,347,190

INSURANCE AGENTS, BROKERS AND SERVICE - 0.07%
16,400		AON Corp	391,304

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	391,304

INSURANCE CARRIERS - 6.76%
4,469		ACE Ltd	191,050
6,777		Aetna, Inc	845,431
17,456		Aflac, Inc	695,447
126		Allstate Corp	6,517
144,459		American International Group, Inc	9,486,623
6,400		Berkley (W.R.) Corp	301,888
11,374		Chubb Corp	874,661
38,973		Cigna Corp	3,179,028
10,000		Everest Re Group Ltd	895,600
16,600		HCC Insurance Holdings, Inc	549,792
52,900	*	Humana, Inc	1,570,601
47,373		Lincoln National Corp	2,211,372
38,800		Loews Corp	2,727,640
42,749		MetLife, Inc	1,731,762
1,900	*	Pacificare Health Systems, Inc	107,388
3,062	*	Philadelphia Consolidated Holding Corp	202,521
54,000		Principal Financial Group	2,210,760
15,000		Reinsurance Group of America, Inc	726,750
15,700		RenaissanceRe Holdings Ltd	817,656
31,165		Safeco Corp	1,628,060
10,000	*	Sierra Health Services, Inc	551,100
33,120		St. Paul Travelers Cos, Inc	1,227,758
3,300		Transatlantic Holdings, Inc	204,039
12,500		UnitedHealth Group, Inc	1,100,375
6,783	*	WellPoint, Inc	780,045
19,977		XL Capital Ltd (Class A)	1,551,214

		TOTAL INSURANCE CARRIERS	36,375,078

LEATHER AND LEATHER PRODUCTS - 0.00%
121	*	Coach, Inc	6,824

		TOTAL LEATHER AND LEATHER PRODUCTS	6,824

TIAA-CREF MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

LUMBER AND WOOD PRODUCTS - 0.24%
48,300		Louisiana-Pacific Corp	$1,291,542

		TOTAL LUMBER AND WOOD PRODUCTS	1,291,542

METAL MINING - 0.75%
14,100		Newmont Mining Corp	626,181
34,300		Phelps Dodge Corp	3,392,956

		TOTAL METAL MINING	4,019,137

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.20%
55,700		Hasbro, Inc	1,079,466
105		Mattel, Inc	2,046

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	1,081,512

MISCELLANEOUS RETAIL - 1.28%
42,800	*	Barnes & Noble, Inc	1,381,156
20,343	*	eBay, Inc	2,365,484
43,800		Michaels Stores, Inc	1,312,686
102,500	*	Office Depot, Inc	1,779,400
2,300		Staples, Inc	77,533

		TOTAL MISCELLANEOUS RETAIL	6,916,259

MOTION PICTURES - 2.52%
53,455	*	Hollywood Entertainment Corp	699,726
126,400		News Corp (Class A)	2,358,624
334,905	*	Time Warner, Inc	6,510,553
143,567		Walt Disney Co	3,991,163

		TOTAL MOTION PICTURES	13,560,066

NONDEPOSITORY INSTITUTIONS - 3.99%
131,557		American Express Co	7,415,868
2,400		Capital One Financial Corp	202,104
73,000		Countrywide Financial Corp	2,701,730
88,089		Fannie Mae	6,272,818
10,918		Freddie Mac	804,657
144,093		MBNA Corp	4,061,982

		TOTAL NONDEPOSITORY INSTITUTIONS	21,459,159

OIL AND GAS EXTRACTION - 0.50%
2,000		Anadarko Petroleum Corp	129,620
31,964		Burlington Resources, Inc	1,390,434
3,200	*	Cal Dive International, Inc	130,400
10,000		Devon Energy Corp	389,200
6,000		Marathon Oil Corp	225,660
9,962		Unocal Corp	430,757

		TOTAL OIL AND GAS EXTRACTION	2,696,071

TIAA-CREF MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

PAPER AND ALLIED PRODUCTS - 0.00%
134		International Paper Co	$5,628

		TOTAL PAPER AND ALLIED PRODUCTS	5,628

PERSONAL SERVICES - 0.01%
678		Cintas Corp	29,737

		TOTAL PERSONAL SERVICES	29,737

PETROLEUM AND COAL PRODUCTS - 5.38%
36,944		ChevronTexaco Corp	1,939,929
51,614		ConocoPhillips	4,481,644
390,803		ExxonMobil Corp	20,032,562
47,053		Lyondell Chemical Co	1,360,773
7,600		Premcor, Inc	320,492
25,900	*	Tesoro Corp	825,174

		TOTAL PETROLEUM AND COAL PRODUCTS	28,960,574

PRIMARY METAL INDUSTRIES - 0.16%
141	*	Andrew Corp	1,922
30,800	*	CommScope, Inc	582,120
6,600	*	International Steel Group, Inc	267,696

		TOTAL PRIMARY METAL INDUSTRIES	851,738

PRINTING AND PUBLISHING - 0.47%
63,600		American Greetings Corp (Class A)	1,612,260
11,509		Gannett Co, Inc	940,285
2		Tribune Co	84

		TOTAL PRINTING AND PUBLISHING	2,552,629

RAILROAD TRANSPORTATION - 0.33%
17,961		Burlington Northern Santa Fe Corp	849,735
8,065		CSX Corp	323,245
5,900		Norfolk Southern Corp	213,521
5,760		Union Pacific Corp	387,360

		TOTAL RAILROAD TRANSPORTATION	1,773,861

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.01%
1,700		Tupperware Corp	35,224

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	35,224

SECURITY AND COMMODITY BROKERS - 0.84%
2,100	*	Affiliated Managers Group, Inc	142,254
19,000		Federated Investors, Inc (Class B)	577,600
6,300		Franklin Resources, Inc	438,795
9,500	*	Investment Technology Group, Inc	190,000
25,700		Legg Mason, Inc	1,882,782
13,075		Lehman Brothers Holdings, Inc	1,143,801
2,779		Morgan Stanley	154,290

		TOTAL SECURITY AND COMMODITY BROKERS	4,529,522

TIAA-CREF MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

SPECIAL TRADE CONTRACTORS - 0.19%
22,400	*	Dycom Industries, Inc	$683,648
7,500	*	EMCOR Group, Inc	338,850

		TOTAL SPECIAL TRADE CONTRACTORS	1,022,498

TOBACCO PRODUCTS - 1.55%
119,900		Altria Group, Inc	7,325,890
21,153		UST, Inc	1,017,671

		TOTAL TOBACCO PRODUCTS	8,343,561

TRANSPORTATION BY AIR - 0.86%
52,000	*	Alaska Air Group, Inc	1,741,480
2,565	*	AMR Corp	28,087
5,849	*	Continental Airlines, Inc (Class B)	79,195
31,000	*	ExpressJet Holdings, Inc	399,280
14,800		FedEx Corp	1,457,652
140	*	Northwest Airlines Corp	1,530
6,377	*	Pinnacle Airlines Corp	88,895
52,200		Southwest Airlines Co	849,816

		TOTAL TRANSPORTATION BY AIR	4,645,935

TRANSPORTATION EQUIPMENT - 3.05%
25,475		Autoliv, Inc	1,230,443
91,314		Boeing Co	4,727,326
58,244		Ford Motor Co	852,692
8,775		General Dynamics Corp	917,865
2,000		Genuine Parts Co	88,120
22,314		Lockheed Martin Corp	1,239,543
35,400		Northrop Grumman Corp	1,924,344
12,900	*	TRW Automotive Holdings Corp	267,030
50,000		United Technologies Corp	5,167,500

		TOTAL TRANSPORTATION EQUIPMENT	16,414,863

TRUCKING AND WAREHOUSING - 1.32%
9,800		CNF, Inc	490,980
77,225		United Parcel Service, Inc (Class B)	6,599,649

		TOTAL TRUCKING AND WAREHOUSING	7,090,629

WHOLESALE TRADE-DURABLE GOODS - 2.37%
10,900		Handleman Co	234,132
171,883		Johnson & Johnson	10,900,820
24,700		W.W. Grainger, Inc	1,645,514

		TOTAL WHOLESALE TRADE-DURABLE GOODS	12,780,466

WHOLESALE TRADE-NONDURABLE GOODS - 1.59%
47,270		AmerisourceBergen Corp	2,773,804
49,700		Cardinal Health, Inc	2,890,055
3,000		DIMON, Inc	20,160
32,553		McKesson Corp	1,024,117

TIAA-CREF MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

12,300	*	Smart & Final, Inc	$176,997
48,700		Supervalu, Inc	1,681,116

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	8,566,249

		TOTAL COMMON STOCKS
		(Cost $508,549,162)	536,245,927

PRINCIPAL

SHORT-TERM INVESTMENTS - 0.32%

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.32%
$ 1,700,000		Federal Home Loan Bank (FHLB)
		1.000% 01/03/05	1,699,695

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	1,699,695

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $1,699,882)	1,699,695

		TOTAL PORTFOLIO - 99.94%
		(Cost $510,249,044)	537,945,622

		OTHER ASSETS AND LIABILITIES, NET - 0.06%	320,340

		NET ASSETS - 100.00%	$538,265,962

*	Non-income producing
b	In bankruptcy
v	Security valued at fair value

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2004, the aggregate cost of portfolio investments for federal income tax purposes was
$516,089,247. Net unrealized appreciation of portfolio investments aggregated $21,856,375, of which $45,744,982 related to appreciated portfolio investments and $23,888,607 related to depreciated portfolio investments.

TIAA-CREF Mutual Funds - Equity Index Fund

TIAA-CREF MUTUAL FUNDS
EQUITY INDEX FUND
STATEMENT OF INVESTMENTS
December 31, 2004

SHARES			VALUE

PREFERRED STOCKS - 0.01%
HEALTH SERVICES - 0.00%
500	*	Bio-Reference Labs, Inc	$8,700

		TOTAL HEALTH SERVICES	8,700

HOLDING AND OTHER INVESTMENT OFFICES - 0.01%
349	*	Simon Property Group, Inc	20,668

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	20,668

		TOTAL PREFERRED STOCKS
		(Cost $16,952)	29,368

COMMON STOCKS - 99.27%
AGRICULTURAL PRODUCTION-CROPS - 0.01%
200	*	Alico, Inc	11,704
1,045		Delta & Pine Land Co	28,508
144	*	John B. Sanfilippo & Son	3,712

		TOTAL AGRICULTURAL PRODUCTION-CROPS	43,924

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.00%
10		Seaboard Corp	9,980

		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	9,980

AMUSEMENT AND RECREATION SERVICES - 0.22%
1,525	*	Alliance Gaming Corp	21,060
334	*	Argosy Gaming Co	15,598
450	*	Aztar Corp	15,714
8,388	*	Caesars Entertainment, Inc	168,934
273		Churchill Downs, Inc	12,203
299		Dover Downs Gaming & Entertainment, Inc	3,917
151		Dover Motorsport, Inc	865
568	*	Gaylord Entertainment Co	23,589
3,363		Harrah's Entertainment, Inc	224,951
879		International Speedway Corp (Class A)	46,411
543	*	Isle of Capri Casinos, Inc	13,928
432	*	Lakes Entertainment, Inc	7,037
1,100	*	Magna Entertainment (Class A)	6,622
1,000	*	MTR Gaming Group, Inc	10,560
570	*	Multimedia Games, Inc	8,983
901	*	Penn National Gaming, Inc	54,556
2,074	*	Six Flags, Inc	11,137
587		Speedway Motorsports, Inc	22,999
1,072		Station Casinos, Inc	58,617
700	*	Sunterra Corp	9,828
886	*	WMS Industries, Inc	29,716
325		World Wrestling Federation Entertainment, Inc	3,942

		TOTAL AMUSEMENT AND RECREATION SERVICES	771,167

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

APPAREL AND ACCESSORY STORES - 0.59%
2,654		Abercrombie & Fitch Co (Class A)	$124,605
1,561	*	Aeropostale, Inc	45,940
1,517		American Eagle Outfitters, Inc	71,451
1,968	*	AnnTaylor Stores Corp	42,371
247		Bebe Stores, Inc	6,664
100		Buckle, Inc	2,950
444		Burlington Coat Factory Warehouse Corp	10,079
269	*	Cache, Inc	4,847
792	*	Casual Male Retail Group, Inc	4,316
457		Cato Corp (Class A)	13,171
327	*	Charlotte Russe Holding, Inc	3,303
1,571	*	Charming Shoppes, Inc	14,720
2,511	*	Chico's FAS, Inc	114,326
933		Christopher & Banks Corp	17,214
2,312		Claire's Stores, Inc	49,130
58		Deb Shops, Inc	1,452
618	*	Dress Barn, Inc	10,877
580		Finish Line, Inc (Class A)	10,614
4,196		Foot Locker, Inc	112,998
16,590		Gap, Inc	350,381
646	*	Genesco, Inc	20,116
216		Goody's Family Clothing, Inc	1,974
510	*	Gymboree Corp	6,538
866	*	Hot Topic, Inc	14,887
455	*	Jo-Ann Stores, Inc	12,531
222	*	JOS A. Bank Clothiers, Inc	6,283
10,193		Limited Brands, Inc	234,643
2,903		Nordstrom, Inc	135,657
333		Oshkosh B'gosh, Inc (Class A)	7,126
2,109	*	Pacific Sunwear of California, Inc	46,946
1,721	*	Payless Shoesource, Inc	21,168
3,966		Ross Stores, Inc	114,498
98	*	Shoe Carnival, Inc	1,274
473	*	Stage Stores, Inc	19,639
646		Talbots, Inc	17,591
13,259		TJX Cos, Inc	333,199
963	*	Too, Inc	23,555
1,320	*	Urban Outfitters, Inc	58,608

		TOTAL APPAREL AND ACCESSORY STORES	2,087,642

APPAREL AND OTHER TEXTILE PRODUCTS - 0.17%
1,079	*	Collins & Aikman Corp	4,704
371	*	Columbia Sportswear Co	22,115
543	*	DHB Industries, Inc	10,339
420	*	Guess?, Inc	5,271
644	*	Hartmarx Corp	5,004
3,614		Jones Apparel Group, Inc	132,164
705		Kellwood Co	24,323
3,160		Liz Claiborne, Inc	133,384
310		Oxford Industries, Inc	12,803
685		Phillips-Van Heusen Corp	18,495
1,221		Polo Ralph Lauren Corp	52,015
1,457	*	Quiksilver, Inc	43,404
2,513		VF Corp	139,170
900	*	Warnaco Group, Inc	19,440

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	622,631

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

AUTO REPAIR, SERVICES AND PARKING - 0.04%
262	*	Amerco, Inc	$12,047
346		Central Parking Corp	5,242
391	*	Dollar Thrifty Automotive Group, Inc	11,808
659	*	Exide Technologies	9,081
730	*	Midas, Inc	14,600
109	*	Monro Muffler Brake, Inc	2,758
1,748		Ryder System, Inc	83,502

		TOTAL AUTO REPAIR, SERVICES AND PARKING	139,038

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.17%
1,705	*	Advance Auto Parts	74,474
109	*	America's Car Mart, Inc	4,142
500	*	Asbury Automotive Group, Inc	6,890
5,222	*	Autonation, Inc	100,315
1,631	*	Autozone, Inc	148,927
3,064	*	Carmax, Inc	95,137
1,757	*	Copart, Inc	46,244
892	*	CSK Auto Corp	14,932
457	*	Group 1 Automotive, Inc	14,396
500		Lithia Motors, Inc (Class A)	13,410
328	*	MarineMax, Inc	9,761
1,228	*	O'Reilly Automotive, Inc	55,321
300		Sonic Automotive, Inc	7,440
505		United Auto Group, Inc	14,943
441	*	West Marine, Inc	10,915

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	617,247

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.13%
200		Building Materials Holding Corp	7,658
395	*	Central Garden & Pet Co	16,487
1,610		Fastenal Co	99,112
59,841		Home Depot, Inc	2,557,604
924		Lafarge North America, Inc	47,420
20,986		Lowe's Cos	1,208,584
3,223	*	Owens-Illinois, Inc	73,001
686	b*	USG Corp	27,625

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	4,037,491

BUSINESS SERVICES - 6.83%
698	*	@Road, Inc	4,823
612	*	24/7 Real Media, Inc	2,650
11,799	*	3Com Corp	49,202
825		Aaron Rents, Inc	20,625
1,217		ABM Industries, Inc	23,999
942	*	ActivCard Corp	8,384
4,047	*	Activision, Inc	81,668
1,457	*	Actuate Corp	3,715
1,973		Acxiom Corp	51,890
862	*	Administaff, Inc	10,870
6,670		Adobe Systems, Inc	418,476
794	*	Advent Software, Inc	16,261
839		Advo, Inc	29,910
3,228	*	Affiliated Computer Services, Inc (Class A)	194,293
800	*	Agile Software Corp	6,536
3,320	*	Akamai Technologies, Inc	43,260
919	*	Alliance Data Systems Corp	43,634

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

585	*	Altiris, Inc	$20,727
791	*	AMN Healthcare Services, Inc	12,585
174	*	Ansoft Corp	3,515
786	*	Ansys, Inc	25,199
705	*	Anteon International Corp	29,511
2,300	*	Aquantive, Inc	20,562
999	*	Arbitron, Inc	39,141
1,822	*	Ariba, Inc	30,245
600	*	Armor Holdings, Inc	28,212
1,837	*	Ascential Software Corp	29,961
798	*	Asiainfo Holdings, Inc	4,756
1,346	*	Ask Jeeves, Inc	36,006
1,043	*	Aspect Communications Corp	11,619
695	*	Aspen Technology, Inc	4,316
1,169	*	Autobytel, Inc	7,061
6,628		Autodesk, Inc	251,533
15,825		Automatic Data Processing, Inc	701,839
9,135	*	BEA Systems, Inc	80,936
3,607	*	Bisys Group, Inc	59,335
252	*	Blue Coat Systems, Inc	4,690
6,170	*	BMC Software, Inc	114,762
2,400	*	Borland Software Corp	28,032
479		Brady Corp (Class A)	29,971
1,480		Brink's Co	58,490
8,166	*	Brocade Communications Systems, Inc	62,388
945	*	CACI International, Inc (Class A)	64,383
7,917	*	Cadence Design Systems, Inc	109,334
905	*	Captaris, Inc	4,670
570	*	Carreker Corp	4,902
1,041		Catalina Marketing Corp	30,845
388	*	CCC Information Services Group, Inc	8,617
462		CDI Corp	9,878
27,352		Cendant Corp	639,490
3,921	*	Ceridian Corp	71,676
931	*	Cerner Corp	49,501
1,658		Certegy, Inc	58,909
2,240	*	Checkfree Corp	85,299
2,463	*	ChoicePoint, Inc	113,273
2,018	*	Chordiant Software, Inc	4,601
1,170	*	Ciber, Inc	11,279
4,757	*	Citrix Systems, Inc	116,689
9,912	*	CMGI, Inc	25,276
3,399	*	CNET Networks, Inc	38,171
500	*	Cogent, Inc	16,500
3,406	*	Cognizant Technology Solutions Corp	144,176
12,993		Computer Associates International, Inc	403,563
167		Computer Programs & Systems, Inc	3,866
5,236	*	Computer Sciences Corp	295,153
11,171	*	Compuware Corp	72,276
515	*	Concord Communications, Inc	5,706
615	*	Concur Technologies, Inc	5,480
3,438	*	Convergys Corp	51,536
914	*	Corillian Corp	4,497
485	*	CoStar Group, Inc	22,397
565	*	Covansys Corp	8,645
1,733	*	CSG Systems International, Inc	32,407
274	*	Cyberguard Corp	1,726
769	*	Cybersource Corp	5,498
1,276		Deluxe Corp	47,633
704	*	Dendrite International, Inc	13,658
100	*	Digimarc Corp	932
988	*	Digital Insight Corp	18,179
898	*	Digital River, Inc	37,366
3,627	*	DoubleClick, Inc	28,218

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

2,039	*	DST Systems, Inc	$106,273
2,022	*	Dun & Bradstreet Corp	120,612
1,500	*	E.piphany, Inc	7,245
3,901	*	Earthlink, Inc	44,940
570	*	Echelon Corp	4,811
774	*	Eclipsys Corp	15,813
313	*	eCollege.com, Inc	3,556
352	*	Education Lending Group, Inc	5,460
1,052	*	eFunds Corp	25,259
154		Electro Rent Corp	2,191
8,080	*	Electronic Arts, Inc	498,374
13,061		Electronic Data Systems Corp	301,709
597	*	Embarcadero Technologies, Inc	5,618
6,422	*	Enterasys Networks, Inc	11,560
1,790	*	Entrust, Inc	6,784
1,073	*	Epicor Software Corp	15,119
350	*	EPIQ Systems, Inc	5,124
3,617		Equifax, Inc	101,638
273	*	Equinix, Inc	11,668
632	*	eSpeed, Inc (Class A)	7,818
2,903	*	Extreme Networks, Inc	19,015
900	*	F5 Networks, Inc	43,848
535		Factset Research Systems, Inc	31,265
1,966		Fair Isaac Corp	72,113
1,189	*	Filenet Corp	30,629
548	*	FindWhat.com	9,716
23,364		First Data Corp	993,905
5,363	*	Fiserv, Inc	215,539
1,043	*	Getty Images, Inc	71,811
667		Gevity HR, Inc	13,714
500	*	Google, Inc (Class A)	96,550
4		Grey Global Group, Inc	4,400
545	*	GSI Commerce, Inc	9,690
3,168		GTECH Holdings Corp	82,210
1,141	*	Harris Interactive, Inc	9,014
339		Healthcare Services Group	7,065
472	*	Heidrick & Struggles International, Inc	16,175
1,902		Henry (Jack) & Associates, Inc	37,869
2,682	*	Homestore, Inc	8,126
280	*	Hudson Highland Group, Inc	8,064
1,121	*	Hyperion Solutions Corp	52,261
38	*	IAC/InterActiveCorp Wts 02/04/09	1,136
453	*	IDX Systems Corp	15,610
900	*	iGate Corp	3,645
1,081		Imation Corp	34,408
6,384		IMS Health, Inc	148,173
442	*	Infocrossing, Inc	7,483
1,584	*	Informatica Corp	12,862
899	*	Infospace, Inc	42,747
814	*	infoUSA, Inc	9,109
196	*	Innovative Solutions & Support, Inc	6,539
861	*	Interactive Data Corp	18,718
718	*	Intergraph Corp	19,336
1,072	*	Internet Capital Group, Inc	9,648
1,031	*	Internet Security Systems, Inc	23,971
11,049	*	Interpublic Group of Cos, Inc	148,057
199	*	Intersections, Inc	3,433
1,025	*	Interwoven, Inc	11,152
388	*	Intrado, Inc	4,695
4,807	*	Intuit, Inc	211,556
1,244	*	Ipass, Inc	9,206
295	*	iPayment, Inc	14,608
2,919	*	Iron Mountain, Inc	89,000
749	*	iVillage, Inc	4,629

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

844	*	JDA Software Group, Inc	$11,495
14,225	*	Juniper Networks, Inc	386,778
440	*	Jupitermedia Corp	10,463
1,789	*	Keane, Inc	26,298
567		Kelly Services, Inc (Class A)	17,112
700	*	Keynote Systems, Inc	9,744
719	*	Kforce, Inc	7,981
889	*	KFX ,Inc	12,908
346	*	Kinetic Concepts, Inc	26,400
983	*	Korn/Ferry International	20,397
774	*	Kronos, Inc	39,575
1,234	*	Labor Ready, Inc	20,879
2,180	*	Lamar Advertising Co	93,260
1,500	*	Lawson Software, Inc	10,305
1,312	*	Lionbridge Technologies	8,817
3,200	*	Looksmart Ltd	7,008
1,970	*	Macromedia, Inc	61,306
1,186	*	Macrovision Corp	30,504
693	*	Magma Design Automation, Inc	8,704
840	*	Manhattan Associates, Inc	20,059
2,454		Manpower, Inc	118,528
498	*	Mantech International Corp (Class A)	11,823
3,554	*	Manugistics Group, Inc	10,200
670	*	MAPICS, Inc	7,069
569	*	Mapinfo Corp	6,817
160	*	MarketWatch, Inc	2,880
1,155	*	Matrixone, Inc	7,565
4,591	*	McAfee, Inc	132,818
134		McGrath RentCorp	5,844
106	*	Medical Staffing Network Holdings, Inc	868
1,342	*	Mentor Graphics Corp	20,519
2,409	*	Mercury Interactive Corp	109,730
2,358	*	Micromuse, Inc	13,087
244,616		Microsoft Corp	6,533,693
300	*	MicroStrategy, Inc	18,075
1,053	*	Midway Games, Inc	11,057
2,508	*	Mindspeed Technologies, Inc	6,972
2,631		MoneyGram International, Inc	55,619
2,904	*	Monster Worldwide, Inc	97,691
3,085	*	MPS Group, Inc	37,822
704	*	MRO Software, Inc	9,166
649	*	MSC.Software Corp	6,795
1,411		National Instruments Corp	38,450
600	*	NAVTEQ Corp	27,816
645	*	NCO Group, Inc	16,673
2,599	*	NCR Corp	179,929
1,028		NDCHealth Corp	19,111
200	*	Neoforma, Inc	1,538
1,440	*	NETIQ Corp	17,582
271	*	Netratings, Inc	5,195
668	*	Netscout Systems, Inc	4,663
608	*	Network Equipment Technologies, Inc	5,971
1,600	*	NIC, Inc	8,128
10,882	*	Novell, Inc	73,454
5,123		Omnicom Group, Inc	431,971
335	*	Open Solutions, Inc	8,697
100	*	Opnet Technologies, Inc	842
1,284	*	Opsware, Inc	9,425
100,768	*	Oracle Corp	1,382,537
800	*	Packeteer, Inc	11,560
277	*	PalmSource, Inc	3,529
7,896	*	Parametric Technology Corp	46,507
700	*	PC-Tel, Inc	5,551
388	*	PDF Solutions, Inc	6,251

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

237	*	PDI, Inc	$5,280
93	*	PEC Solutions, Inc	1,318
666	*	Pegasus Solutions, Inc	8,392
2,293	*	Perot Systems Corp (Class A)	36,757
645	*	Pixar	55,218
647	*	PLATO Learning, Inc	4,820
669	*	Portal Software, Inc	1,773
300	*	Portfolio Recovery Associates, Inc	12,366
617	*	Progress Software Corp	14,407
169	*	Proxymed, Inc	1,660
361		QAD, Inc	3,220
88	*	Quality Systems, Inc	5,262
1,385	*	Quest Software, Inc	22,091
690	*	R.H. Donnelley Corp	40,745
438	*	Radisys Corp	8,563
2,043	*	RealNetworks, Inc	13,525
3,758	*	Red Hat, Inc	50,169
879	*	Redback Networks, Inc	4,711
200		Renaissance Learning, Inc	3,712
2,010	*	Rent-A-Center, Inc	53,265
663	*	Rent-Way, Inc	5,311
1,714	*	Retek, Inc	10,541
891	*	Rewards Network, Inc	6,237
1,943		Reynolds & Reynolds Co (Class A)	51,509
4,404		Robert Half International, Inc	129,610
646		Rollins, Inc	17,003
1,254	*	RSA Security, Inc	25,155
2,656	*	S1 Corp	24,063
669	*	SafeNet, Inc	24,579
1,800	*	Sapient Corp	14,238
535	*	Scansoft, Inc	2,242
858	*	Secure Computing Corp	8,563
1,856	*	Seebeyond Technology Corp	6,644
849	*	Serena Software, Inc	18,372
141	*	SI International, Inc	4,337
12,130	*	Siebel Systems, Inc	127,365
1,640	*	Sitel Corp	4,034
106	*	SoftBrands, Inc	234
500	*	Sohu.com, Inc	8,855
2,500	*	SonicWALL, Inc	15,800
1,568	*	Sotheby's Holdings, Inc (Class A)	28,475
311	*	Source Interlink Cos, Inc	4,130
1,706	*	Spherion Corp	14,330
330	*	SPSS, Inc	5,161
228	*	SRA International, Inc (Class A)	14,638
450		SS&C Technologies, Inc	9,293
227		Startek, Inc	6,458
472	*	Stellent, Inc	4,163
186	*	Stratasys, Inc	6,242
89,241	*	Sun Microsystems, Inc	480,117
7,763	*	SunGard Data Systems, Inc	219,926
1,022	*	SupportSoft, Inc	6,807
2,587	*	Sybase, Inc	51,611
984	*	Sykes Enterprises, Inc	6,839
16,724	*	Symantec Corp	430,810
4,066	*	Synopsys, Inc	79,775
77		Syntel, Inc	1,351
1,337	*	Take-Two Interactive Software, Inc	46,514
364		Talx Corp	9,388
1,044	*	TeleTech Holdings, Inc	10,116
1,250	*	THQ, Inc	28,675
4,305	*	TIBCO Software, Inc	57,429
376	*	Tier Technologies, Inc (Class B)	3,478
2,639	*	Titan Corp	42,752

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,127		Total System Services, Inc	$27,386
466	*	TradeStation Group, Inc	3,271
1,323	*	Transaction Systems Architects, Inc (Class A)	26,262
1,400	*	Trizetto Group, Inc	13,300
1,343	*	Tumbleweed Communications Corp	4,486
1,740	*	Tyler Technologies, Inc	14,546
431	*	Ultimate Software Group, Inc	5,465
9,103	*	Unisys Corp	92,669
1,499	*	United Online, Inc	17,283
885	*	United Rentals, Inc	16,727
775	*	Universal Compression Holdings, Inc	27,055
2,227	*	Valueclick, Inc	29,686
223	*	Verint Systems, Inc	8,102
5,934	*	VeriSign, Inc	198,908
11,351	*	Veritas Software Corp	324,071
522	*	Verity, Inc	6,849
200	*	Vertrue, Inc	7,554
657		Viad Corp	18,718
6,873	*	Vignette Corp	9,553
131	*	Volt Information Sciences, Inc	3,850
882	*	WatchGuard Technologies, Inc	3,907
713	*	WebEx Communications, Inc	16,955
9,256	*	WebMD Corp	75,529
1,434	*	webMethods, Inc	10,339
600	*	Websense, Inc	30,432
1,947	*	Westwood One, Inc	52,433
2,000	*	Wind River Systems, Inc	27,100
578	*	Witness Systems, Inc	10,092
30,710	*	Yahoo!, Inc	1,157,153
587	*	Zix Corp	3,023

		TOTAL BUSINESS SERVICES	24,379,204

CHEMICALS AND ALLIED PRODUCTS - 9.89%
41,626		Abbott Laboratories	1,941,853
1,636	*	Abgenix, Inc	16,916
400	*	Able Laboratories, Inc	9,100
358		Aceto Corp	6,816
1,486	*	Adolor Corp	14,741
6,001		Air Products & Chemicals, Inc	347,878
646	*	Albany Molecular Research, Inc	7,196
948		Albemarle Corp	36,697
1,891		Alberto-Culver Co	91,846
618	*	Alexion Pharmaceuticals, Inc	15,574
2,524	*	Alkermes, Inc	35,563
3,566		Allergan, Inc	289,096
1,204		Alpharma, Inc (Class A)	20,408
600	*	American Pharmaceutical Partners, Inc	22,446
34,560	*	Amgen, Inc	2,217,024
2,692	*	Amylin Pharmaceuticals, Inc	62,885
1,868	*	Andrx Corp	40,778
530		Arch Chemicals, Inc	15,253
672	*	Array Biopharma, Inc	6,397
941	*	Atherogenics, Inc	22,170
1,624	*	Avant Immunotherapeutics, Inc	3,264
2,956		Avery Dennison Corp	177,271
12,638		Avon Products, Inc	489,091
2,065	*	Barr Pharmaceuticals, Inc	94,040
345	*	Benthley Pharmaceuticals, Inc	3,709
461	*	BioCryst Pharmaceuticals, Inc	2,665
546	*	Bioenvision, Inc	4,892
9,273	*	Biogen Idec, Inc	617,675
1,702	*	BioMarin Pharmaceutical, Inc	10,876
365	*	Biosite, Inc	22,462

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

440	*	Bone Care International, Inc	$12,254
400	*	Bradley Pharmaceuticals, Inc	7,760
51,861		Bristol-Myers Squibb Co	1,328,679
1,871		Cabot Corp	72,370
828		Calgon Carbon Corp	7,518
463		Cambrex Corp	12,547
465	*	CancerVax Corp	5,045
922	*	Cell Genesys, Inc	7,468
1,418	*	Cell Therapeutics, Inc	11,543
1,633	*	Cephalon, Inc	83,087
1,634	*	Charles River Laboratories International, Inc	75,180
380	*	Chattem, Inc	12,578
2,682	*	Chiron Corp	89,391
1,719		Church & Dwight Co, Inc	57,793
3,993		Clorox Co	235,307
14,186		Colgate-Palmolive Co	725,756
900	*	Connetics Corp	21,861
1,568	*	Corixa Corp	5,708
3,135		Crompton Corp	36,993
1,133	*	Cubist Pharmaceuticals, Inc	13,403
1,167	*	Curis, Inc	6,092
827	*	Cypress Bioscience, Inc	11,628
1,142		Cytec Industries, Inc	58,722
437	*	Cytogen Corp	5,034
213	*	Cytokinetics, Inc	2,183
1,100	*	Dade Behring Holdings, Inc	61,600
111	*	DEL Laboratories, Inc	3,857
1,627	*	Dendreon Corp	17,539
584		Diagnostic Products Corp	32,149
395	*	Digene Corp	10,329
1,316	*	Discovery Laboratories, Inc	10,436
279	*	Dov Pharmaceutical, Inc	5,036
25,010		Dow Chemical Co	1,238,245
26,671		Du Pont (E.I.) de Nemours & Co	1,308,213
855	*	Durect Corp	2,804
422	*	Dusa Pharmaceuticals, Inc	6,035
2,181		Eastman Chemical Co	125,909
4,932		Ecolab, Inc	173,261
562	*	Elizabeth Arden, Inc	13,342
1,500	*	Encysive Pharmaceuticals, Inc	14,895
1,167	*	Enzon, Inc	16,011
868	*	Eon Labs, Inc	23,436
642	*	EPIX Pharmaceuticals, Inc	11,498
3,038		Estee Lauder Cos (Class A)	139,049
192	*	Eyetech Pharmaceuticals, Inc	8,736
943		Ferro Corp	21,868
739	*	First Horizon Pharmaceutical	16,916
1,078	*	FMC Corp	52,067
10,055	*	Forest Laboratories, Inc	451,067
1,477	*	Genaera Corp	5,051
2,478	*	Genelabs Technologies	2,974
11,864	*	Genentech, Inc	645,876
1,261	*	Genta, Inc	2,219
6,507	*	Genzyme Corp	377,861
717		Georgia Gulf Corp	35,707
1,270	*	Geron Corp	10,122
11,518	*	Gilead Sciences, Inc	403,015
26,861		Gillette Co	1,202,836
1,259		Great Lakes Chemical Corp	35,869
587	*	Guilford Pharmaceuticals, Inc	2,906
790		H.B. Fuller Co	22,523
181	*	Hollis-Eden Pharmaceuticals	1,705
4,106	*	Hospira, Inc	137,551
3,724	*	Human Genome Sciences, Inc	44,762

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,608	*	ICOS Corp	$45,474
938	*	Idexx Laboratories, Inc	51,205
1,739	*	ImClone Systems, Inc	80,133
1,156	*	Immucor, Inc	27,178
1,000	*	Immunogen, Inc	8,840
2,000	*	Immunomedics, Inc	6,080
1,370	*	Impax Laboratories, Inc	21,756
1,165	*	Indevus Pharmaceuticals, Inc	6,943
1,371	*	Inkine Pharmaceutical Co	7,445
800	*	Inspire Pharmaceuticals, Inc	13,416
143		Inter Parfums, Inc	2,274
672	*	InterMune, Inc	8,911
2,070		International Flavors & Fragrances, Inc	88,679
334	*	Inverness Medical Innovations, Inc	8,383
1,520	*	Invitrogen Corp	102,038
2,316	*	Isis Pharmaceuticals, Inc	13,664
623	*	Isolagen, Inc	4,903
4,902	*	IVAX Corp	77,550
6,296	*	King Pharmaceuticals, Inc	78,070
280	*	Kos Pharmaceuticals, Inc	10,539
41		Kronos Worldwide, Inc	1,671
1,171	*	KV Pharmaceutical Co (Class A)	25,821
158	*	Lannett Co, Inc	1,556
2,081	*	Ligand Pharmaceuticals, Inc (Class B)	24,223
26,053		Lilly (Eli) & Co	1,478,508
758		MacDermid, Inc	27,364
400		Mannatech, Inc	7,616
900	*	Martek Biosciences Corp	46,080
2,600	*	Medarex, Inc	28,028
1,220	*	Medicines Co	35,136
1,614		Medicis Pharmaceutical Corp (Class A)	56,668
6,627	*	MedImmune, Inc	179,658
59,283		Merck & Co, Inc	1,905,356
2,000	*	MGI Pharma, Inc	56,020
8,169	*	Millennium Pharmaceuticals, Inc	99,008
579		Minerals Technologies, Inc	38,619
3,476	*	Mosaic Co	56,728
7,270		Mylan Laboratories, Inc	128,534
393	*	Myogen, Inc	3,172
1,400	*	Nabi Biopharmaceuticals	20,510
1,300	*	Nalco Holding Co	25,376
145		Nature's Sunshine Products, Inc	2,952
1,623	*	NBTY, Inc	38,968
1,500	*	Nektar Therapeutics	30,360
374	*	Neose Technologies, Inc	2,513
1,057	*	Neurocrine Biosciences, Inc	52,110
703	*	Neurogen Corp	6,580
600	*	NewMarket Corp	11,940
82	*	NL Industries, Inc	1,812
536	*	Northfield Laboratories, Inc	12,087
885	*	Noven Pharmaceuticals, Inc	15,098
1,049	*	NPS Pharmaceuticals, Inc	19,176
222	*	Nutraceutical International Corp	3,421
798	*	Nuvelo, Inc	7,860
145		Octel Corp	3,017
1,442		Olin Corp	31,753
590	*	OM Group, Inc	19,128
1,924	*	Omnova Solutions, Inc	10,813
939	*	Onyx Pharmaceuticals, Inc	30,414
970	*	OraSure Technologies, Inc	6,518
1,200	*	OSI Pharmaceuticals, Inc	89,820
1,000	*	Pain Therapeutics, Inc	7,210
1,123	*	Palatin Technologies, Inc	2,987
915	*	Par Pharmaceutical Cos, Inc	37,863

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

700	*	Penwest Pharmaceuticals Co	$8,372
3,541	*	Peregrine Pharmaceuticals, Inc	4,143
203,705		Pfizer, Inc	5,477,627
552	*	Pharmacyclics, Inc	5,779
200	*	Pharmion Corp	8,442
528		PolyMedica Corp	19,689
1,878	*	PolyOne Corp	17,015
607	*	Pozen, Inc	4,413
4,532		PPG Industries, Inc	308,901
1,238	*	Praecis Pharmaceuticals, Inc	2,352
8,674		Praxair, Inc	382,957
68,598		Procter & Gamble Co	3,778,378
216	*	Progenics Pharmaceuticals	3,707
2,680	*	Protein Design Labs, Inc	55,369
200		Quaker Chemical Corp	4,968
1,051	*	Quidel Corp	5,339
4,110	*	Revlon, Inc (Class A)	9,453
4,207		Rohm & Haas Co	186,076
3,267		RPM International, Inc	64,229
1,014	*	Salix Pharmaceuticals Ltd	17,836
195	*	Santarus, Inc	1,767
39,353		Schering-Plough Corp	821,691
1,009	*	Sciclone Pharmaceuticals, Inc	3,733
568	*	Scotts Co (Class A)	41,759
3,010	*	Sepracor, Inc	178,704
919	*	Serologicals Corp	20,328
3,359		Sherwin-Williams Co	149,912
1,764		Sigma-Aldrich Corp	106,651
122		Stepan Co	2,972
1,247	*	SuperGen, Inc	8,791
375	*	SurModics, Inc	12,191
603	*	Tanox, Inc	9,166
644	*	Third Wave Technologies, Inc	5,538
700	*	United Therapeutics Corp	31,605
238	*	USANA Health Sciences, Inc	8,140
2,541		USEC, Inc	24,622
1,995		Valeant Pharmaceuticals International	52,568
1,236		Valspar Corp	61,812
1,688	*	VCA Antech, Inc	33,085
1,886	*	Vertex Pharmaceuticals, Inc	19,935
1,400	*	Vicuron Pharmaceuticals, Inc	24,374
1,559	*	Vion Pharmaceuticals, Inc	7,312
3,109	*	Watson Pharmaceuticals, Inc	102,006
928		Wellman, Inc	9,920
496		West Pharmaceutical Services, Inc	12,415
1,796	b*	WR Grace & Co	24,444
35,656		Wyeth	1,518,589
1,277	*	Zila, Inc	5,466
500	*	Zymogenetics, Inc	11,500

		TOTAL CHEMICALS AND ALLIED PRODUCTS	35,277,331

COAL MINING - 0.09%
1,220		Arch Coal, Inc	43,359
2,040		Consol Energy, Inc	83,742
1,660		Massey Energy Co	58,017
1,484		Peabody Energy Corp	120,070

		TOTAL COAL MINING	305,188

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

COMMUNICATIONS - 4.86%
333	*	AirGate PCS, Inc	$11,855
867	*	Airspan Networks, Inc	4,708
1,791	*	Alamosa Holdings, Inc	22,334
8,231		Alltel Corp	483,654
6,125	*	American Tower Corp (Class A)	112,700
21,259		AT&T Corp	405,197
10,662	*	Avaya, Inc	183,386
81	*	Beasley Broadcast Group, Inc (Class A)	1,420
48,862		BellSouth Corp	1,357,875
400	*	Boston Communications Group	3,696
4,849	*	Cablevision Systems Corp (Class A)	120,740
100	*	Centennial Communications Corp	793
3,797		CenturyTel, Inc	134,680
7,200	*	Charter Communications, Inc (Class A)	16,128
6,901	*	Cincinnati Bell, Inc	28,639
338	*	Citadel Broadcasting Corp	5,469
13,230		Clear Channel Communications, Inc	443,073
44,931	*	Comcast Corp (Class A)	1,495,304
12,653	*	Comcast Corp (Special Class A)	415,525
582	*	Commonwealth Telephone Enterprises, Inc	28,902
864	*	Cox Radio, Inc (Class A)	14,239
4,259	*	Crown Castle International Corp	70,870
240	*	Crown Media Holdings, Inc (Class A)	2,064
470		CT Communications, Inc	5,781
1,076	*	Cumulus Media, Inc (Class A)	16,226
346		D&E Communications, Inc	4,169
17,294	*	DIRECTV Group, Inc	289,502
3,100	*	Dobson Communications Corp (Class A)	5,332
6,202		EchoStar Communications Corp (Class A)	206,154
1,572	*	Emmis Communications Corp (Class A)	30,167
1,079	*	Entercom Communications Corp	38,725
1,058	*	Entravision Communications Corp (Class A)	8,834
168	*	Fisher Communications, Inc	8,212
3,132	*	Foundry Networks, Inc	41,217
4,663	*	Fox Entertainment Group, Inc (Class A)	145,765
1,242	*	General Communication, Inc (Class A)	13,712
882		Global Payments, Inc	51,632
336		Golden Telecom, Inc	8,877
1,071		Gray Television, Inc	16,601
981		Hearst-Argyle Television, Inc	25,879
9,152	*	IAC/InterActiveCorp	252,778
1,406	*	IDT Corp	20,640
75	*	IDT Corp (Class B)	1,161
600	*	Infonet Services Corp (Class B)	1,212
1,193	*	Insight Communications Co, Inc	11,059
6,659	*	Internap Network Services Corp	6,193
446	*	j2 Global Communications, Inc	15,387
15,308	*	Level 3 Communications, Inc	51,894
361		Liberty Corp	15,870
4,733	*	Liberty Media International, Inc	218,807
717	*	Lin TV Corp (Class A)	13,695
281	*	Lodgenet Entertainment Corp	4,971
3,597	*	Lucent Technologies Inc Wts 12/10/07	5,683
114,997	*	Lucent Technologies, Inc	432,389
1,415	*	Mastec, Inc	14,306
3,516	f,v*	McLeod (Escrow)	—
1,695	*	Mediacom Communications Corp	10,594
666	*	Net2Phone, Inc	2,264
284	*	Nexstar Broadcasting Group, Inc	2,618
27,448	*	Nextel Communications, Inc (Class A)	823,440
3,452	*	Nextel Partners, Inc (Class A)	67,452
1,604	*	NII Holdings, Inc (Class B)	76,110
356		North Pittsburgh Systems, Inc	8,804

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

600	*	Novatel Wireless, Inc	$11,628
1,928	*	NTL, Inc	140,667
1,277	*	Paxson Communications Corp	1,762
168	*	Pegasus Communications Corp	1,578
1,221	*	Price Communications Corp	22,698
2,085	*	Primus Telecommunications Group	6,630
2,646	*	PTEK Holdings, Inc	28,339
40,227	*	Qwest Communications International, Inc	178,608
732	*	Radio One, Inc (Class A)	11,785
1,864	*	Radio One, Inc (Class D)	30,048
255	b*	RCN Corp	5
1,600	*	Regent Communications, Inc	8,480
461	*	Saga Communications, Inc (Class A)	7,768
270	*	Salem Communications Corp (Class A)	6,737
88,375		SBC Communications, Inc	2,277,424
288		Shenandoah Telecom Co	8,626
1,294		Sinclair Broadcast Group, Inc (Class A)	11,918
1,300	*	Spanish Broadcasting System, Inc (Class A)	13,728
1,101	*	Spectrasite, Inc	63,748
38,058		Sprint Corp	945,741
581		SureWest Communications	16,471
1,014	*	Talk America Holdings, Inc	6,713
1,415		Telephone & Data Systems, Inc	108,884
8,454	*	Terremark Worldwide, Inc	5,411
1,074	*	Time Warner Telecom, Inc (Class A)	4,683
1,200	*	Tivo, Inc	7,044
591	*	Triton PCS Holdings, Inc (Class A)	2,021
403	*	U.S. Cellular Corp	18,038
1,981	*	Ubiquitel, Inc	14,105
9,785	*	UnitedGlobalcom, Inc (Class A)	94,523
5,944	*	Univision Communications, Inc (Class A)	173,981
665	*	USA Mobility, Inc	23,481
73,822		Verizon Communications, Inc	2,990,529
40,859		Viacom, Inc (Class B)	1,486,859
535	*	West Corp	17,714
2,134	*	Western Wireless Corp (Class A)	62,526
1,100	*	Wireless Facilities, Inc	10,384
4,177	*	XM Satellite Radio Holdings, Inc	157,139
455	*	Young Broadcasting, Inc (Class A)	4,805

		TOTAL COMMUNICATIONS	17,320,592

DEPOSITORY INSTITUTIONS - 10.06%
187		1st Source Corp	4,770
135		ABC Bancorp	2,835
254	*	ACE Cash Express, Inc	7,534
183	*	AmericanWest Bancorp	3,714
9,322		AmSouth Bancorp	241,440
495		Anchor Bancorp Wisconsin, Inc	14,429
134		Arrow Financial Corp	4,154
3,716		Associated Banc-Corp	123,408
2,354		Astoria Financial Corp	94,089
53		Bancfirst Corp	4,186
2,175		Bancorpsouth, Inc	53,005
1,100		Bank Mutual Corp	13,387
108,640		Bank of America Corp	5,104,994
378		Bank of Granite Corp	7,900
1,602		Bank of Hawaii Corp	81,285
20,699		Bank of New York Co, Inc	691,761
800		Bank of The Ozarks, Inc	27,224
1,300		BankAtlantic Bancorp, Inc (Class A)	25,870
4,606		Banknorth Group, Inc	168,580
1,000	*	BankUnited Financial Corp (Class A)	31,950

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

400		Banner Corp	$12,476
14,722		BB&T Corp	619,060
145		Berkshire Hills Bancorp, Inc	5,387
605	*	BOK Financial Corp	29,500
878		Boston Private Financial Holdings, Inc	24,733
300		Bryn Mawr Bank Corp	6,597
110		Camden National Corp	4,335
321		Capital City Bank Group, Inc	13,418
133		Capital Corp of the West	6,251
120	*	Capital Crossing Bank	3,683
610		Capitol Federal Financial	21,960
337		Cascade Bancorp	6,814
1,426		Cathay General Bancorp	53,475
122	*	Central Coast Bancorp	2,817
429		Central Pacific Financial Corp	15,517
200		Century Bancorp, Inc (Class A)	5,900
154		Charter Financial Corp	6,756
623		Chemical Financial Corp	26,739
1,470		Chittenden Corp	42,233
137,748		Citigroup, Inc	6,636,699
1,342		Citizens Banking Corp	46,098
523		Citizens First Bancorp, Inc	12,646
400		City Bank	14,460
463		City Holding Co	16,779
1,146		City National Corp	80,965
146		Coastal Financial Corp	2,803
150		CoBiz, Inc	3,045
3,966		Colonial Bancgroup, Inc	84,198
179		Columbia Bancorp	6,120
530		Columbia Banking System, Inc	13,245
4,647		Comerica, Inc	283,560
1,974		Commerce Bancorp, Inc	127,126
1,407		Commerce Bancshares, Inc	70,631
1,023		Commercial Capital Bancorp, Inc	23,713
1,028		Commercial Federal Corp	30,542
910		Community Bank System, Inc	25,708
435		Community Trust Bancorp, Inc	14,077
3,448		Compass Bancshares, Inc	167,814
470		Corus Bankshares, Inc	22,565
1,588		Cullen/Frost Bankers, Inc	77,177
1,014		CVB Financial Corp	26,932
759		Dime Community Bancshares	13,594
432		Downey Financial Corp	24,624
1,506		East West Bancorp, Inc	63,192
195	*	Euronet Worldwide, Inc	5,074
112		Farmers Capital Bank Corp	4,614
500		Fidelity Bankshares, Inc	21,380
12,830		Fifth Third Bancorp	606,602
500		Financial Institutions, Inc	11,625
450		First Bancorp (North Carolina)	12,227
1,032		First Bancorp (Puerto Rico)	65,542
211		First Busey Corp (Class A)	4,404
859		First Charter Corp	22,480
140		First Citizens Bancshares, Inc (Class A)	20,755
1,674		First Commonwealth Financial Corp	25,763
332		First Community Bancorp	14,176
243		First Community Bancshares, Inc	8,767
973		First Financial Bancorp	17,028
465		First Financial Bankshares, Inc	20,837
446		First Financial Corp (Indiana)	15,623
450		First Financial Holdings, Inc	14,733
3,492		First Horizon National Corp	150,540
380		First Merchants Corp	10,754
1,305		First Midwest Bancorp, Inc	47,358

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,260		First National Bankshares of Florida, Inc	$30,114
237		First Oak Brook Bancshares, Inc	7,681
200		First of Long Island Corp	10,090
340		First Republic Bank	18,020
200		First State Bancorp	7,352
369	*	FirstFed Financial Corp	19,140
2,164		FirstMerit Corp	61,652
900		Flagstar Bancorp, Inc	20,340
600		Flushing Financial Corp	12,036
1,224		FNB Corp	24,921
179		FNB Corp (Virginia)	5,076
416		Frontier Financial Corp	16,062
3,433		Fulton Financial Corp	80,023
150		GB&T Bancshares, Inc	3,618
811		Glacier Bancorp, Inc	27,606
1,000		Gold Banc Corp, Inc	14,620
7,006		Golden West Financial Corp	430,309
250		Great Southern Bancorp, Inc	8,750
766		Hancock Holding Co	25,630
517		Hanmi Financial Corp	18,581
748		Harbor Florida Bancshares, Inc	25,888
736		Harleysville National Corp	19,578
450		Heartland Financial U.S.A., Inc	9,050
4,403		Hibernia Corp (Class A)	129,933
2,074		Hudson City Bancorp, Inc	76,365
876		Hudson River Bancorp, Inc	17,336
1,309		Hudson United Bancorp	51,548
6,461		Huntington Bancshares, Inc	160,104
183		IberiaBank Corp	12,144
283		Independent Bank Corp (Massachusetts)	9,551
449		Independent Bank Corp (Michigan)	13,394
1,708		IndyMac Bancorp, Inc	58,841
667		Integra Bank Corp	15,414
217		Interchange Financial Services Corp	5,625
943		International Bancshares Corp	37,135
441		Irwin Financial Corp	12,520
126	*	Itla Capital Corp	7,408
94,947		JPMorgan Chase & Co	3,703,882
10,834		KeyCorp	367,273
556		Lakeland Bancorp, Inc	9,758
69		Lakeland Financial Corp	2,739
1,933		M & T Bank Corp	208,455
236		Macatawa Bank Corp	7,620
495		MAF Bancorp, Inc	22,186
400		Main Street Banks, Inc	13,972
294		MainSource Financial Group, Inc	7,021
5,856		Marshall & Ilsley Corp	258,835
443		MB Financial, Inc	18,672
600		MBT Financial Corp	13,962
11,284		Mellon Financial Corp	351,045
135		Mercantile Bank Corp	5,333
2,225		Mercantile Bankshares Corp	116,145
584		Mid-State Bancshares	16,732
427		Midwest Banc Holdings, Inc	9,338
800		Nara Bancorp, Inc	17,016
200		NASB Financial, Inc	7,992
15,931		National City Corp	598,209
727		National Penn Bancshares, Inc	20,138
194		NBC Capital Corp	5,155
1,016		NBT Bancorp, Inc	26,132
1,289		NetBank, Inc	13,418
6,833		New York Community Bancorp, Inc	140,555
1,330		NewAlliance Bancshares, Inc	20,349
11,605		North Fork Bancorp, Inc	334,804

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

5,385		Northern Trust Corp	$261,603
255		Northwest Bancorp, Inc	6,398
88		Oak Hill Financial, Inc	3,414
375		OceanFirst Financial Corp	9,244
1,743	*	Ocwen Financial Corp	16,663
2,168		Old National Bancorp	56,064
254		Old Second Bancorp, Inc	8,098
333		Omega Financial Corp	11,415
1,362		Pacific Capital Bancorp	46,294
384		Park National Corp	52,032
678		Partners Trust Financial Group, Inc	7,899
220		Peapack Gladstone Financial Corp	6,941
136		Pennfed Financial Services, Inc	2,187
213		Pennrock Financial Services Corp	8,288
322		Peoples Bancorp, Inc	8,832
1,197		People's Bank	46,551
150		Peoples Holding Co	4,965
408		PFF Bancorp, Inc	18,903
7,466		PNC Financial Services Group, Inc	428,847
443		Provident Bancorp, Inc	5,843
780		Provident Bankshares Corp	28,369
139		Provident Financial Holdings	4,010
1,599		Provident Financial Services, Inc	30,973
738		R & G Financial Corp (Class B)	28,693
12,283		Regions Financial Corp	437,152
105		Republic Bancorp, Inc (Class A) (Kentucky)	2,699
2,040		Republic Bancorp, Inc (Michigan)	31,171
691	*	Riggs National Corp	14,691
312		Royal Bancshares of Pennsylvania (Class A)	8,430
701		S & T Bancorp, Inc	26,421
400		S.Y. Bancorp, Inc	9,640
158		Santander Bancorp	4,765
319		SCBT Financial Corp	10,709
485		Seacoast Banking Corp of Florida	10,791
101		Security Bank Corp	4,040
1,048	*	Silicon Valley Bancshares	46,971
456		Simmons First National Corp (Class A)	13,201
2,886		Sky Financial Group, Inc	82,742
1,740		South Financial Group, Inc	56,602
1,776		Southwest Bancorp of Texas, Inc	41,363
340		Southwest Bancorp, Inc	8,323
9,080		Sovereign Bancorp, Inc	204,754
220		State Bancorp, Inc	6,050
137		State Financial Services Corp (Class A)	4,124
9,005		State Street Corp	442,326
480		Sterling Bancorp	13,560
1,322		Sterling Bancshares, Inc	18,865
577		Sterling Financial Corp (Pennsylvania)	16,543
572	*	Sterling Financial Corp (Spokane)	22,457
330	*	Sun Bancorp, Inc (New Jersey)	8,243
8,746		SunTrust Banks, Inc	646,154
8,084		Synovus Financial Corp	231,041
3,992		TCF Financial Corp	128,303
1,326		Texas Regional Bancshares, Inc (Class A)	43,334
700		TierOne Corp	17,395
138		Trico Bancshares	3,229
2,095		Trustco Bank Corp NY	28,890
1,343		Trustmark Corp	41,727
50,480		U.S. Bancorp	1,581,034
511		U.S.B. Holding Co, Inc	12,724
1,296		UCBH Holdings, Inc	59,383
385		UMB Financial Corp	21,814
1,471		Umpqua Holdings Corp	37,084
103		Union Bankshares Corp	3,958

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,597		UnionBanCal Corp	$102,975
1,161		United Bankshares, Inc	44,292
790		United Community Banks, Inc	21,275
933		United Community Financial Corp	10,450
466		Unizan Financial Corp	12,279
2,280		Valley National Bancorp	63,042
160	*	Virginia Commerce Bancorp	4,531
99		Virginia Financial Group, Inc	3,629
2,135		W Holding Co, Inc	48,977
42,846		Wachovia Corp	2,253,700
2,184		Washington Federal, Inc	57,963
378		Washington Trust Bancorp, Inc	11,079
1,357		Webster Financial Corp	68,718
44,928		Wells Fargo & Co	2,792,275
375		Wesbanco, Inc	11,989
525		West Bancorporation	9,245
463		West Coast Bancorp	11,765
942		Westamerica Bancorp	54,928
141	*	Western Sierra Bancorp	5,408
1,127		Whitney Holding Corp	50,704
1,870		Wilmington Trust Corp	67,601
396	*	Wilshire Bancorp, Inc	6,550
687		Wintrust Financial Corp	39,132
200		WSFS Financial Corp	12,064
400		Yardville National Bancorp	13,704
2,321		Zions Bancorp	157,898

		TOTAL DEPOSITORY INSTITUTIONS	35,864,354

EATING AND DRINKING PLACES - 0.73%
2,086		Applebee's International, Inc	55,175
2,212		Aramark Corp (Class B)	58,640
289	*	BJ's Restaurants, Inc	4,046
945		Bob Evans Farms, Inc	24,702
2,842	*	Brinker International, Inc	99,669
131	*	Buffalo Wild Wings, Inc	4,560
599	*	California Pizza Kitchen, Inc	13,777
1,521		CBRL Group, Inc	63,654
1,131	*	CEC Entertainment, Inc	45,206
1,195	*	CKE Restaurants, Inc	17,339
579	*	Cosi, Inc	3,503
4,271		Darden Restaurants, Inc	118,478
298	*	Dave & Buster's, Inc	6,020
571		IHOP Corp	23,919
1,205	*	Jack In The Box, Inc	44,428
873	*	Krispy Kreme Doughnuts, Inc	11,000
601		Landry's Restaurants, Inc	17,465
325		Lone Star Steakhouse & Saloon, Inc	9,100
33,470		McDonald's Corp	1,073,048
553	*	O'Charley's, Inc	10,811
1,899		Outback Steakhouse, Inc	86,936
821	*	P.F. Chang's China Bistro, Inc	46,263
285	*	Papa John's International, Inc	9,815
964	*	Rare Hospitality International, Inc	30,713
235	*	Red Robin Gourmet Burgers, Inc	12,565
1,727		Ruby Tuesday, Inc	45,040
1,125	*	Ryan's Restaurant Group, Inc	17,348
1,821	*	Sonic Corp	55,541
2,235	*	The Cheesecake Factory, Inc	72,570
890	*	The Steak N Shake Co	17,871
461		Triarc Cos (Class A)	5,993
922		Triarc Cos (Class B)	11,304

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

3,364		Wendy's International, Inc	$132,071
7,723		Yum! Brands, Inc	364,371

		TOTAL EATING AND DRINKING PLACES	2,612,941

EDUCATIONAL SERVICES - 0.20%
4,304	*	Apollo Group, Inc (Class A)	347,376
2,868	*	Career Education Corp	114,720
1,808	*	Corinthian Colleges, Inc	34,072
1,326	*	DeVry, Inc	23,019
1,844	*	Education Management Corp	60,870
1,353	*	ITT Educational Services, Inc	64,335
1,000	*	Laureate Education, Inc	44,090
262	*	Learning Tree International, Inc	3,511
220	*	Princeton Review, Inc	1,353
295		Strayer Education, Inc	32,388

		TOTAL EDUCATIONAL SERVICES	725,734

ELECTRIC, GAS, AND SANITARY SERVICES - 3.72%
16,216	*	AES Corp	221,673
2,014		AGL Resources, Inc	66,945
3,619	*	Allegheny Energy, Inc	71,330
847		Allete, Inc	31,127
3,179		Alliant Energy Corp	90,919
6,545	*	Allied Waste Industries, Inc	60,738
5,004		Ameren Corp	250,901
10,791		American Electric Power Co, Inc	370,563
401		American States Water Co	10,426
2,786		Aqua America, Inc	68,508
5,595	*	Aquila, Inc	20,646
1,486		Atmos Energy Corp	40,642
1,238		Avista Corp	21,875
875		Black Hills Corp	26,845
444		California Water Service Group	16,717
11,345	*	Calpine Corp	44,699
442		Cascade Natural Gas Corp	9,370
553	*	Casella Waste Systems, Inc (Class A)	8,096
8,020		Centerpoint Energy, Inc	90,626
400		Central Vermont Public Service Corp	9,304
463		CH Energy Group, Inc	22,247
4,767		Cinergy Corp	198,450
8,381		Citizens Communications Co	115,574
1,455		Cleco Corp	29,478
4,719	*	CMS Energy Corp	49,314
300		Connecticut Water Service, Inc	7,947
6,312		Consolidated Edison, Inc	276,150
4,547		Constellation Energy Group, Inc	198,749
8,696		Dominion Resources, Inc	589,067
3,371		DPL, Inc	84,646
4,585		DTE Energy Co	197,751
24,467		Duke Energy Corp	619,749
2,278		Duquesne Light Holdings, Inc	42,940
205	*	Duratek, Inc	5,107
8,957	*	Dynegy, Inc (Class A)	41,381
8,462		Edison International	271,038
17,396		El Paso Corp	180,918
1,865	*	El Paso Electric Co	35,323
665		Empire District Electric Co	15,082
1,138		Energen Corp	67,085
4,293		Energy East Corp	114,537
177		EnergySouth, Inc	4,963
6,185		Entergy Corp	418,044

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,948		Equitable Resources, Inc	$118,166
17,722		Exelon Corp	781,009
8,795		FirstEnergy Corp	347,490
4,905		FPL Group, Inc	366,649
2,033		Great Plains Energy, Inc	61,559
2,242		Hawaiian Electric Industries, Inc	65,354
1,026		Idacorp, Inc	31,365
4,193		KeySpan Corp	165,414
2,645		Kinder Morgan, Inc	193,429
511		Laclede Group, Inc	15,918
3,272		MDU Resources Group, Inc	87,297
461		MGE Energy, Inc	16,610
266		Middlesex Water Co	5,038
2,066		National Fuel Gas Co	58,550
729		New Jersey Resources Corp	31,595
1,577		Nicor, Inc	58,254
7,047		NiSource, Inc	160,531
3,775		Northeast Utilities	71,159
689		Northwest Natural Gas Co	23,247
1,451	*	NRG Energy, Inc	52,309
1,547		NSTAR	83,971
2,578		OGE Energy Corp	68,343
2,138		Oneok, Inc	60,762
890		Otter Tail Corp	22,722
1,085		Peoples Energy Corp	47,686
4,628		Pepco Holdings, Inc	98,669
10,733	*	PG&E Corp	357,194
1,973		Piedmont Natural Gas Co, Inc	45,853
2,464		Pinnacle West Capital Corp	109,426
1,795		PNM Resources, Inc	45,396
5,117		PPL Corp	272,634
6,543		Progress Energy, Inc	296,005
445	v*	Progress Energy, Inc (Cvo)	4
6,259		Public Service Enterprise Group, Inc	324,028
3,195		Puget Energy, Inc	78,917
2,210		Questar Corp	112,622
8,031	*	Reliant Resources, Inc	109,623
4,010		Republic Services, Inc	134,495
800		Resource America, Inc (Class A)	26,000
3,237		SCANA Corp	127,538
5,381		Sempra Energy	197,375
3,095	*	Sierra Pacific Resources	32,498
324		SJW Corp	11,794
333		South Jersey Industries, Inc	17,502
19,632		Southern Co	658,065
1,803	*	Southern Union Co	43,236
816		Southwest Gas Corp	20,726
464		Southwest Water Co	6,242
1,060	*	Stericycle, Inc	48,707
5,187		TECO Energy, Inc	79,569
7,973		TXU Corp	514,737
1,330		UGI Corp	54,410
345		UIL Holdings Corp	17,699
764		Unisource Energy Corp	18,420
2,227		Vectren Corp	59,684
1,137	*	Waste Connections, Inc	38,942
15,730		Waste Management, Inc	470,956
1,967		Westar Energy, Inc	44,985
950		Western Gas Resources, Inc	27,788
1,375		WGL Holdings, Inc	42,405
14,074		Williams Cos, Inc	229,265
3,553		Wisconsin Energy Corp	119,772

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,165		WPS Resources Corp	$58,203
10,830		Xcel Energy, Inc	197,106

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	13,260,407

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 7.74%
722	*	Actel Corp	12,664
1,350		Adtran, Inc	25,839
609	*	Advanced Energy Industries, Inc	5,560
10,177	*	Advanced Micro Devices, Inc	224,098
1,672	*	Aeroflex, Inc	20,265
8,706	*	Agere Systems, Inc (Class A)	11,927
40,054	*	Agere Systems, Inc (Class B)	54,073
292	*	Alliance Semiconductor Corp	1,080
10,059	*	Altera Corp	208,221
4,978		American Power Conversion Corp	106,529
687	*	American Superconductor Corp	10,229
1,842		Ametek, Inc	65,704
3,231	*	Amkor Technology, Inc	21,583
1,353	*	Amphenol Corp (Class A)	49,709
10,098		Analog Devices, Inc	372,818
700	*	Anaren Microwave, Inc	9,072
514	*	Applica, Inc	3,110
9,310	*	Applied Micro Circuits Corp	39,195
235		Applied Signal Technology, Inc	8,284
3,190	*	Arris Group, Inc	22,458
1,226	*	Artesyn Technologies, Inc	13,854
261	*	Atheros Communications, Inc	2,675
12,110	*	Atmel Corp	47,471
576	*	ATMI, Inc	12,977
2,900	*	Avanex Corp	9,599
1,762		AVX Corp	22,201
810		Baldor Electric Co	22,299
257		Bel Fuse, Inc (Class B)	8,684
1,291	*	Benchmark Electronics, Inc	44,023
6,613	*	Broadcom Corp (Class A)	213,468
1,170	*	Broadwing Corp	10,659
596		C&D Technologies, Inc	10,156
594	*	California Micro Devices Corp	4,211
563	*	Carrier Access Corp	6,013
74	*	Catapult Communications Corp	1,788
931	*	C-COR, Inc	8,658
449	*	Ceradyne, Inc	25,687
1,008	*	Checkpoint Systems, Inc	18,194
15,634	*	CIENA Corp	52,218
304	*	Comtech Telecommunications	11,433
4,626	*	Comverse Technology, Inc	113,106
12,888	*	Conexant Systems, Inc	25,647
2,269	*	Cree, Inc	90,942
1,104		CTS Corp	14,672
360		Cubic Corp	9,061
3,443	*	Cypress Semiconductor Corp	40,386
735	*	DDi Corp	2,337
473	*	Digital Theater Systems, Inc	9,521
166	*	Diodes, Inc	3,757
695	*	Ditech Communications Corp	10,390
795	*	DSP Group, Inc	17,752
320	*	Dupont Photomasks, Inc	8,451
5,393	*	Eagle Broadband, Inc	3,559
1,002	*	Electro Scientific Industries, Inc	19,800
11,298		Emerson Electric Co	791,990
312	*	EMS Technologies, Inc	5,185
2,351	*	Energizer Holdings, Inc	116,821
200	*	Energy Conversion Devices, Inc	3,864
1,762	*	Entegris, Inc	17,532

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,198	*	ESS Technology, Inc	$8,518
1,032	*	Exar Corp	14,644
2,833	*	Fairchild Semiconductor International, Inc	46,065
4,657	*	Finisar Corp	10,618
174		Franklin Electric Co, Inc	7,353
734	*	Freescale Semiconductor, Inc	13,080
9,663	*	Freescale Semiconductor, Inc (Class B)	177,413
1,189	*	FuelCell Energy, Inc	11,771
7,178	*	Gemstar-TV Guide International, Inc	42,494
282,025	d	General Electric Co	10,293,913
818	*	Genesis Microchip, Inc	13,268
246	*	Genlyte Group, Inc	21,077
2,670	*	GrafTech International Ltd	25,258
1,510		Harman International Industries, Inc	191,770
2,383	*	Harmonic, Inc	19,874
1,998		Harris Corp	123,456
754		Helix Technology Corp	13,112
596	*	Hexcel Corp	8,642
1,542		Hubbell, Inc (Class B)	80,647
593	*	Hutchinson Technology, Inc	20,500
1,759	*	Integrated Circuit Systems, Inc	36,798
3,119	*	Integrated Device Technology, Inc	36,056
1,005	*	Integrated Silicon Solution, Inc	8,241
172,463		Intel Corp	4,033,910
1,494	*	Interdigital Communications Corp	33,017
1,877	*	International Rectifier Corp	83,658
4,054		Intersil Corp (Class A)	67,864
499		Inter-Tel, Inc	13,663
916	*	InterVoice, Inc	12,229
529	*	IXYS Corp	5,459
4,577	*	Jabil Circuit, Inc	117,080
36,159	*	JDS Uniphase Corp	114,624
2,675	*	Kemet Corp	23,941
2,526	*	Kopin Corp	9,776
2,413		L-3 Communications Holdings, Inc	176,728
215	*	LaserCard Corp	2,255
2,469	*	Lattice Semiconductor Corp	14,073
254	*	Lifeline Systems, Inc	6,543
8,355		Linear Technology Corp	323,840
463	*	Littelfuse, Inc	15,816
508		LSI Industries, Inc	5,817
10,469	*	LSI Logic Corp	57,370
667	*	Magnetek, Inc	4,602
1,123	*	Mattson Technology, Inc	12,645
8,622		Maxim Integrated Products, Inc	365,487
1,861		Maytag Corp	39,267
3,375	*	McData Corp (Class A)	20,115
366	*	Medis Technologies Ltd	6,716
1,479	*	MEMC Electronic Materials, Inc	19,597
597	*	Mercury Computer Systems, Inc	17,719
507	*	Merix Corp	5,841
1,436		Methode Electronics, Inc	18,453
160	*	Metrologic Instruments, Inc	3,400
1,757	*	Micrel, Inc	19,362
5,632		Microchip Technology, Inc	150,149
15,980	*	Micron Technology, Inc	197,353
2,400	*	Microsemi Corp	41,664
1,400	*	Microtune, Inc	8,554
525	*	Microvision, Inc	3,675
1,154	*	MIPS Technologies, Inc	11,367
696	*	Mobility Electronics, Inc	5,972
3,903		Molex, Inc	117,090
245	*	Monolithic System Technology, Inc	1,526
861	*	Moog, Inc (Class A)	39,046

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

62,712		Motorola, Inc	$1,078,646
2,667	*	MRV Communications, Inc	9,788
1,418	*	Mykrolis Corp	20,093
128		National Presto Industries, Inc	5,824
9,692		National Semiconductor Corp	173,971
1,310	*	NMS Communications Corp	8,266
4,330	*	Novellus Systems, Inc	120,764
4,462	*	Nvidia Corp	105,125
1,567	*	Omnivision Technologies, Inc	28,754
3,389	*	ON Semiconductor Corp	15,386
1,842	*	Openwave Systems, Inc	28,477
5,270	*	Oplink Communications, Inc	10,382
517	*	Optical Communication Products, Inc	1,293
347	*	OSI Systems, Inc	7,880
1,109	*	Paradyne Networks, Inc	3,981
400		Park Electrochemical Corp	8,672
271	*	Pericom Semiconductor Corp	2,556
1,081	*	Photronics, Inc	17,837
1,100	*	Pixelworks, Inc	12,474
1,135		Plantronics, Inc	47,068
1,032	*	Plexus Corp	13,426
1,364	*	Plug Power, Inc	8,334
557	*	PLX Technology, Inc	5,793
4,913	*	PMC-Sierra, Inc	55,271
2,974	*	Polycom, Inc	69,354
100	*	Powell Industries, Inc	1,849
690	*	Power Integrations, Inc	13,648
1,164	*	Power-One, Inc	10,383
2,262	*	Powerwave Technologies, Inc	19,182
2,744	*	QLogic Corp	100,787
43,316		Qualcomm, Inc	1,836,598
2,424	*	Rambus, Inc	55,752
354		Raven Industries, Inc	7,544
1,138	*	Rayovac Corp	34,777
616		Regal-Beloit Corp	17,618
2,121	*	Remec, Inc	15,292
4,968	*	RF Micro Devices, Inc	33,981
4,803		Rockwell Collins, Inc	189,430
458	*	Rogers Corp	19,740
14,370	*	Sanmina-SCI Corp	121,714
1,163	*	SBA Communications Corp	10,793
430	*	SBS Technologies, Inc	6,003
4,163		Scientific-Atlanta, Inc	137,421
500	*	Seachange International, Inc	8,720
1,640	*	Semtech Corp	35,867
404	*	Sigmatel, Inc	14,354
1,100	*	Silicon Image, Inc	18,106
1,038	*	Silicon Laboratories, Inc	36,652
800	*	Silicon Storage Technology, Inc	4,760
122	*	Siliconix, Inc	4,452
268	*	Sipex Corp	1,254
30,061	*	Sirius Satellite Radio, Inc	229,967
3,963	*	Skyworks Solutions, Inc	37,371
467		Smith (A.O.) Corp	13,982
661	*	Spatialight, Inc	5,916
600		Spectralink Corp	8,508
398	*	Standard Microsystems Corp	7,096
176	*	Stoneridge, Inc	2,663
3,056	*	Stratex Networks, Inc	6,907
700	*	Supertex, Inc	15,190
5,522	*	Sycamore Networks, Inc	22,419
1,400	*	Symmetricom, Inc	13,594
620	*	Synaptics, Inc	18,960
1,002	*	Technitrol, Inc	18,236

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,594	*	Tekelec	$32,581
13,341	*	Tellabs, Inc	114,599
1,756	*	Terayon Communication Systems, Inc	4,759
679	*	Tessera Technologies, Inc	25,266
46,177		Texas Instruments, Inc	1,136,878
1,194	*	Thomas & Betts Corp	36,716
4,194	*	Transmeta Corp	6,836
528	*	Trident Microsystems, Inc	8,828
964	*	Tripath Technology, Inc	1,205
1,342	*	Triquint Semiconductor, Inc	5,972
1,148	*	TTM Technologies, Inc	13,546
100	*	Ulticom, Inc	1,603
395	*	Ultralife Batteries, Inc	7,683
400	*	Universal Display Corp	3,600
400	*	Universal Electronics, Inc	7,040
2,035	*	Utstarcom, Inc	45,075
1,329	*	Valence Technology, Inc	4,133
817	*	Varian Semiconductor Equipment Associates, Inc	30,106
3,743	*	Verso Technologies, Inc	2,695
2	*	Vialta, Inc	—
559	*	Viasat, Inc	13,567
270		Vicor Corp	3,540
3,809	*	Vishay Intertechnology, Inc	57,211
5,793	*	Vitesse Semiconductor Corp	20,449
1,200	*	Westell Technologies, Inc	8,160
1,880		Whirlpool Corp	130,115
567	*	Wilson Greatbatch Technologies, Inc	12,712
100		Woodhead Industries, Inc	1,603
9,256		Xilinx, Inc	274,440
652	*	Zhone Technologies, Inc	1,689

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	27,604,798

ENGINEERING AND MANAGEMENT SERVICES - 0.93%
500	*	Accelrys, Inc	3,900
261	*	Advisory Board Co	9,626
1,784	*	Affymetrix, Inc	65,205
1,267	*	Answerthink, Inc	5,904
600	*	Antigenics, Inc	6,072
1,934	*	Applera Corp (Celera Genomics Group)	26,593
1,473	*	Ariad Pharmaceuticals, Inc	10,944
1,443	*	Axonyx, Inc	8,947
4,932	*	BearingPoint, Inc	39,604
4,590	*	Celgene Corp	121,773
1,584	*	Century Business Services, Inc	6,906
118	*	CGI Group, Inc	785
193	*	Charles River Associates, Inc	9,027
1,100	*	Ciphergen Biosystems, Inc	4,730
379	*	Cornell Cos, Inc	5,753
1,106		Corporate Executive Board Co	74,036
944	*	Corrections Corp of America	38,185
1,821	*	Covance, Inc	70,564
2,253	*	CuraGen Corp	16,131
759	*	CV Therapeutics, Inc	17,457
1,224	*	Decode Genetics, Inc	9,559
656	*	DiamondCluster International, Inc	9,400
800	*	Digitas, Inc	7,640
800	*	Diversa Corp	6,992
737	*	Dyax Corp	5,321
1,615	*	eResearch Technology, Inc	25,598
2,026	*	Exelixis, Inc	19,247
169	*	Exponent, Inc	4,646
2,403		Fluor Corp	130,988

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

595	*	Forrester Research, Inc	$10,674
1,106	*	FTI Consulting, Inc	23,303
1,807	*	Gartner, Inc (Class A)	22,515
100	*	Genencor International, Inc	1,640
1,478	*	Gen-Probe, Inc	66,820
11,874		Halliburton Co	465,936
769	*	Hewitt Associates, Inc	24,616
1,684	*	Incyte Corp	16,823
243	*	Infrasource Services, Inc	3,159
1,392	*	Jacobs Engineering Group, Inc	66,524
609	*	Keryx Biopharmaceuticals, Inc	7,046
474	*	Kosan Biosciences, Inc	3,285
230		Landauer, Inc	10,511
368	*	LECG Corp	6,863
1,784	*	Lexicon Genetics, Inc	13,835
800	*	Lifecell Corp	8,176
563	*	Luminex Corp	4,999
797	*	Maxim Pharmaceuticals, Inc	2,407
643	*	MAXIMUS, Inc	20,010
393	*	Maxygen, Inc	5,026
7,491		Monsanto Co	416,125
3,386		Moody's Corp	294,074
800	*	Myriad Genetics, Inc	18,008
1,293	*	Navigant Consulting, Inc	34,394
350	*	Neopharm, Inc	4,379
1,709	*	Oscient Pharmaceuticals Corp	6,238
695	*	Parexel International Corp	14,109
8,905		Paychex, Inc	303,482
1,005	*	Per-Se Technologies, Inc	15,909
1,517	*	Pharmaceutical Product Development, Inc	62,637
2,477	*	Pharmos Corp	3,517
588	*	PRG-Schultz International, Inc	2,958
2,137		Quest Diagnostics, Inc	204,190
600	*	Regeneration Technologies, Inc	6,288
861	*	Regeneron Pharmaceuticals, Inc	7,930
651	*	Resources Connection, Inc	35,356
282	*	Rigel Pharmaceuticals, Inc	6,886
567	*	Seattle Genetics, Inc	3,703
8,834		Servicemaster Co	121,821
351	*	SFBC International, Inc	13,865
409	*	Sourcecorp	7,816
700	*	Symyx Technologies, Inc	21,056
125	*	Tejon Ranch Co	5,100
1,200	*	Telik, Inc	22,968
1,586	*	Tetra Tech, Inc	26,550
790	*	Transkaryotic Therapies, Inc	20,058
315	*	TRC Cos, Inc	5,355
482	*	Trimeris, Inc	6,830
596	*	URS Corp	19,132
520	*	Ventiv Health, Inc	10,566
700	*	Washington Group International, Inc	28,875
846		Watson Wyatt & Co Holdings	22,800

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	3,318,676

FABRICATED METAL PRODUCTS - 0.74%
922	*	Alliant Techsystems, Inc	60,280
3,462		Ball Corp	152,259
500		CIRCOR International, Inc	11,580
832		Commercial Metals Co	42,066
1,495		Crane Co	43,116
4,887	*	Crown Holdings, Inc	67,147
6,323		Danaher Corp	363,003

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

166	*	Drew Industries, Inc	$6,004
3,956		Fortune Brands, Inc	305,324
1,036	*	Griffon Corp	27,972
100		Gulf Island Fabrication, Inc	2,183
1,444		Harsco Corp	80,489
7,132		Illinois Tool Works, Inc	660,994
733	*	Intermagnetics General Corp	18,626
2,538	*	Jacuzzi Brands, Inc	22,081
201		Lifetime Hoan Corp	3,196
11,706		Masco Corp	427,620
356	*	Mobile Mini, Inc	11,762
669	*	NCI Building Systems, Inc	25,088
1,649	*	Shaw Group, Inc	29,435
141		Silgan Holdings, Inc	8,595
724		Simpson Manufacturing Co, Inc	25,268
1,508		Snap-On, Inc	51,815
1,874		Stanley Works	91,807
273		Sturm Ruger & Co, Inc	2,465
1,356	*	Taser International, Inc	42,836
1,351	*	Tower Automotive, Inc	3,229
566		Valmont Industries, Inc	14,212
280	*	Water Pik Technologies, Inc	4,964
963		Watts Water Technologies, Inc (Class A)	31,047

		TOTAL FABRICATED METAL PRODUCTS	2,636,463

FOOD AND KINDRED PRODUCTS - 2.96%
400		American Italian Pasta Co (Class A)	9,300
21,450		Anheuser-Busch Cos, Inc	1,088,159
15,362		Archer Daniels Midland Co	342,726
300	*	Boston Beer Co, Inc (Class A)	6,381
422		Cal-Maine Foods, Inc	5,102
6,166		Campbell Soup Co	184,302
56,206		Coca-Cola Co	2,339,856
6,012		Coca-Cola Enterprises, Inc	125,350
14,057		Conagra Foods, Inc	413,979
2,444	*	Constellation Brands, Inc (Class A)	113,670
580		Coors (Adolph) Co (Class B)	43,889
1,111		Corn Products International, Inc	59,505
1,501	*	Darling International, Inc	6,544
4,223	*	Dean Foods Co	139,148
4,535	*	Del Monte Foods Co	49,976
904		Flowers Foods, Inc	28,548
7,740		General Mills, Inc	384,755
9,616		H.J. Heinz Co	374,928
169	*	Hansen Natural Corp	6,153
2,712	*	Hercules, Inc	40,273
4,676		Hershey Foods Corp	259,705
2,203		Hormel Foods Corp	69,064
284		J & J Snack Foods Corp	13,925
1,672		J.M. Smucker Co	78,701
6,573		Kellogg Co	293,550
7,011		Kraft Foods, Inc (Class A)	249,662
732		Lancaster Colony Corp	31,381
991		Lance, Inc	18,859
274	*	M&F Worldwide Corp	3,732
3,607		McCormick & Co, Inc (Non-Vote)	139,230
283	*	Peets Coffee & Tea, Inc	7,491
4,203		Pepsi Bottling Group, Inc	113,649
1,760		PepsiAmericas Inc	37,382
45,576		PepsiCo, Inc	2,379,067
761		Pilgrim's Pride Corp	23,347
708		Ralcorp Holdings, Inc	29,686

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

103		Sanderson Farms, Inc	$4,458
21,144		Sara Lee Corp	510,416
1,177		Sensient Technologies Corp	28,236
2,442	*	Smithfield Foods, Inc	72,259
725		Tootsie Roll Industries, Inc	25,107
1,164		Topps Co, Inc	11,349
6,178		Tyson Foods, Inc (Class A)	113,675
4,222		Wrigley (Wm.) Jr Co	292,120

		TOTAL FOOD AND KINDRED PRODUCTS	10,568,595

FOOD STORES - 0.50%
787	*	7-Eleven, Inc	18,849
10,040		Albertson's, Inc	239,755
37		Arden Group, Inc (Class A)	3,718
229	*	Great Atlantic & Pacific Tea Co, Inc	2,347
636		Ingles Markets, Inc (Class A)	7,880
19,733	*	Kroger Co	346,117
947	*	Panera Bread Co (Class A)	38,183
327	*	Pantry, Inc	9,839
1,200	*	Pathmark Stores, Inc	6,972
814		Ruddick Corp	17,656
11,918	*	Safeway, Inc	235,261
10,787	*	Starbucks Corp	672,677
314		Weis Markets, Inc	12,111
1,552		Whole Foods Market, Inc	147,983
665	*	Wild Oats Markets, Inc	5,859
2,386	*	Winn-Dixie Stores, Inc	10,856

		TOTAL FOOD STORES	1,776,063

FORESTRY - 0.12%
6,124		Weyerhaeuser Co	411,655

		TOTAL FORESTRY	411,655

FURNITURE AND FIXTURES - 0.32%
300		Bassett Furniture Industries, Inc	5,888
976		Ethan Allen Interiors, Inc	39,060
1,351		Furniture Brands International, Inc	33,843
1,898		Herman Miller, Inc	52,442
1,481		Hillenbrand Industries, Inc	82,255
1,516		HNI Corp	65,264
164		Hooker Furniture Corp	3,723
655	*	Interface, Inc (Class A)	6,530
5,234		Johnson Controls, Inc	332,045
620		Kimball International, Inc (Class B)	9,182
920		La-Z-Boy, Inc	14,140
1,871		Lear Corp	114,150
5,184		Leggett & Platt, Inc	147,381
7,322		Newell Rubbermaid, Inc	177,119
1,025	*	Select Comfort Corp	18,389
170		Stanley Furniture Co, Inc	7,642
1,118		Steelcase, Inc (Class A)	15,473

		TOTAL FURNITURE AND FIXTURES	1,124,526

FURNITURE AND HOMEFURNISHINGS STORES - 0.39%
8,134	*	Bed Bath & Beyond, Inc	323,977
7,103		Best Buy Co, Inc	422,060

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

5,664		Circuit City Stores, Inc (Circuit City Group)	$88,585
707	*	Cost Plus, Inc	22,716
421	*	Electronics Boutique Holdings Corp	18,078
1,053	*	GameStop Corp (Class B)	23,598
362	*	Guitar Center, Inc	19,074
768		Haverty Furniture Cos, Inc	14,208
400	*	Kirkland's, Inc	4,916
1,249	*	Linens 'n Things, Inc	30,975
1,403	*	Mohawk Industries, Inc	128,024
2,864		Pier 1 Imports, Inc	56,421
4,417		RadioShack Corp	145,231
741	*	Restoration Hardware, Inc	4,253
1,353	*	The Bombay Co, Inc	7,482
228	*	Trans World Entertainment Corp	2,843
2,516	*	Williams-Sonoma, Inc	88,161

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	1,400,602

GENERAL BUILDING CONTRACTORS - 0.42%
351		Beazer Homes U.S.A., Inc	51,320
3,346		Centex Corp	199,355
5,948		D.R. Horton, Inc	239,764
300	*	Dominion Homes, Inc	7,567
864	*	Hovnanian Enterprises, Inc (Class A)	42,785
1,035		KB Home	108,054
3,154		Lennar Corp (Class A)	178,769
264		Lennar Corp (Class B)	13,783
325		Levitt Corp (Class A)	9,935
266		M/I Homes, Inc	14,659
563		MDC Holdings, Inc	48,666
200	*	Meritage Homes Corp	22,540
127	*	NVR, Inc	97,714
769	*	Palm Harbor Homes, Inc	12,981
2,946		Pulte Homes, Inc	187,955
1,146		Ryland Group, Inc	65,941
748		Standard-Pacific Corp	47,977
1,440	*	Toll Brothers, Inc	98,798
1,159		Walter Industries, Inc	39,093
594	*	WCI Communities, Inc	17,464
113	*	William Lyon Homes, Inc	7,937

		TOTAL GENERAL BUILDING CONTRACTORS	1,513,057

GENERAL MERCHANDISE STORES - 2.19%
1,137	*	99 Cents Only Stores	18,374
3,615	*	Big Lots, Inc	43,850
1,975	*	BJ's Wholesale Club, Inc	57,532
483	*	Brookstone, Inc	9,443
1,499		Casey's General Stores, Inc	27,207
12,319		Costco Wholesale Corp	596,363
1,455		Dillard's, Inc (Class A)	39,096
8,199		Dollar General Corp	170,293
2,856	*	Dollar Tree Stores, Inc	81,910
4,092		Family Dollar Stores, Inc	127,793
4,898		Federated Department Stores, Inc	283,055
1,283		Fred's, Inc	22,324
161	*	Gander Mountain Co	2,066
6,611		J.C. Penney Co, Inc	273,695
1,080	*	Kmart Holding Corp	106,866
8,191	*	Kohl's Corp	402,751
8,168		May Department Stores Co	240,139
1,066		Neiman Marcus Group, Inc (Class A)	76,262

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

373	*	Retail Ventures, Inc	$2,648
2,681		Saks, Inc	38,901
5,684		Sears Roebuck & Co	290,055
494	*	ShopKo Stores, Inc	9,228
556	*	Stein Mart, Inc	9,485
24,416		Target Corp	1,267,923
329	*	Tuesday Morning Corp	10,077
68,431		Wal-Mart Stores, Inc	3,614,525

		TOTAL GENERAL MERCHANDISE STORES	7,821,861

HEALTH SERVICES - 0.79%
1,356	*	Accredo Health, Inc	37,588
307	*	Amedisys, Inc	9,944
300	*	America Service Group, Inc	8,031
704	*	American Healthways, Inc	23,260
793	*	Amsurg Corp	23,425
1,096	*	Apria Healthcare Group, Inc	36,113
3,020	*	Beverly Enterprises, Inc	27,633
12,525	*	Caremark Rx, Inc	493,861
1,059	*	Community Health Systems, Inc	29,525
90	*	Corvel Corp	2,410
2,132	*	Coventry Health Care, Inc	113,167
941	*	Cross Country Healthcare, Inc	17,013
2,791	*	DaVita, Inc	110,328
604	*	Enzo Biochem, Inc	11,760
1,865	*	Express Scripts, Inc	142,561
1,826	*	First Health Group Corp	34,164
341	*	Genesis HealthCare Corp	11,945
671	*	Gentiva Health Services, Inc	11,219
10,873		HCA, Inc	434,485
7,004		Health Management Associates, Inc (Class A)	159,131
2,018		Hooper Holmes, Inc	11,947
708	*	Kindred Healthcare, Inc	21,205
480	*	LabOne, Inc	15,379
3,849	*	Laboratory Corp of America Holdings	191,757
435		LCA-Vision, Inc	10,175
756	*	LifePoint Hospitals, Inc	26,324
2,772	*	Lincare Holdings, Inc	118,226
551	*	Magellan Health Services, Inc	18,822
2,673		Manor Care, Inc	94,704
300	*	Matria Healthcare, Inc	11,721
170	*	Medcath Corp	4,189
175		National Healthcare Corp	6,178
682	*	NeighborCare, Inc	20,951
1,126	*	OCA, Inc	7,150
431	*	Odyssey HealthCare, Inc	5,896
325		Option Care, Inc	5,587
533	*	Pediatrix Medical Group, Inc	34,139
1,128	*	Province Healthcare Co	25,211
279	*	Psychiatric Solutions, Inc	10,200
500	*	RehabCare Group, Inc	13,995
2,025	*	Renal Care Group, Inc	72,880
1,628		Select Medical Corp	28,653
100	*	Specialty Laboratories, Inc	1,104
470	*	Sunrise Senior Living, Inc	21,789
233	*	Symbion, Inc	5,145
13,516	*	Tenet Healthcare Corp	148,406
1,878	*	Triad Hospitals, Inc	69,880
792	*	United Surgical Partners International, Inc	33,026
1,141		Universal Health Services, Inc (Class B)	50,775
309	*	VistaCare, Inc (Class A)	5,139

		TOTAL HEALTH SERVICES	2,828,116

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.01%
1,209		Granite Construction, Inc	$32,159
675	*	Insituform Technologies, Inc (Class A)	15,302

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	47,461

HOLDING AND OTHER INVESTMENT OFFICES - 3.27%
326	*	4Kids Entertainment, Inc	6,853
690		Acadia Realty Trust	11,247
695		Affordable Residential Communities	9,973
336		Alabama National Bancorp	21,672
53	*	Alexander's, Inc	11,395
499		Alexandria Real Estate Equities, Inc	37,136
3,401		Allied Capital Corp	87,882
2,246		AMB Property Corp	90,716
806		Amcore Financial, Inc	25,937
1,856		American Financial Realty Trust	30,030
666		American Home Mortgage Investment Corp	22,811
394		AMLI Residential Properties Trust	12,608
3,724		Annaly Mortgage Management, Inc	73,065
1,284		Anthracite Capital, Inc	15,870
257		Anworth Mortgage Asset Corp	2,752
2,490		Apartment Investment & Management Co (Class A)	95,965
469		Apollo Investment Corp	7,082
197		Arbor Realty Trust, Inc	4,834
5,210		Archstone-Smith Trust	199,543
1,596		Arden Realty, Inc	60,201
564		Ashford Hospitality Trust, Inc	6,131
2,006		AvalonBay Communities, Inc	151,052
477		Bedford Property Investors	13,552
2,190		Boston Properties, Inc	141,627
673		Brandywine Realty Trust	19,779
1,428		BRE Properties, Inc (Class A)	57,563
2,000		Brookline Bancorp, Inc	32,640
1,113		Camden Property Trust	56,763
877		Capital Automotive REIT	31,155
637		Capital Lease Funding, Inc	7,963
77		Capital Southwest Corp	6,046
173		Capital Trust, Inc	5,313
105		Capitol Bancorp Ltd	3,698
266		Capstead Mortgage Corp	2,804
1,526		CarrAmerica Realty Corp	50,358
562		CBL & Associates Properties, Inc	42,909
463		Cedar Shopping Centers, Inc	6,621
1,174		Centerpoint Properties Trust	56,223
400		Cherokee, Inc	14,112
566	*	Circle Group Holdings, Inc	1,257
598		Colonial Properties Trust	23,483
1,263		Commercial Net Lease Realty, Inc	26,018
138		Community Banks, Inc	3,886
1,947	*	Cornerstone Realty Income Trust, Inc	19,431
957		Corporate Office Properties Trust	28,088
309		Correctional Properties Trust	8,924
936		Cousins Properties, Inc	28,333
2,446		Crescent Real Estate Equities Co	44,664
567		CRT Properties, Inc	13,529
2,385		Developers Diversified Realty Corp	105,822
3,835		Duke Realty Corp	130,927
437		Eastgroup Properties, Inc	16,746
663		Entertainment Properties Trust	29,537

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,440		Equity Inns, Inc	$16,906
476		Equity Lifestyle Properties, Inc	17,017
10,976		Equity Office Properties Trust	319,621
800		Equity One, Inc	18,984
7,752		Equity Residential	280,467
644		Essex Property Trust, Inc	53,967
1,274		Federal Realty Investment Trust	65,802
1,200	*	FelCor Lodging Trust, Inc	17,580
576	*	First Acceptance Corp	5,161
354		First Indiana Corp	7,969
1,143		First Industrial Realty Trust, Inc	46,554
2,171		First Niagara Financial Group, Inc	30,285
175		First Place Financial Corp	3,918
2,119		Fremont General Corp	53,356
3,885		Friedman Billings Ramsey Group, Inc	75,330
860		Gables Residential Trust	30,779
6,432		General Growth Properties, Inc	232,581
430		German American Bancorp	6,923
236		Gladstone Capital Corp	5,593
465		Glenborough Realty Trust, Inc	9,895
789		Glimcher Realty Trust	21,863
543		Government Properties Trust, Inc	5,354
1,583		Greater Bay Bancorp	44,134
350		Harris & Harris Group, Inc	5,733
3,886		Health Care Property Investors, Inc	107,603
1,659		Health Care REIT, Inc	63,291
1,251		Healthcare Realty Trust, Inc	50,916
546		Heritage Property Investment Trust	17,521
974		Highland Hospitality Corp	10,948
1,624		Highwoods Properties, Inc	44,985
1,037		Home Properties, Inc	44,591
1,756		Hospitality Properties Trust	80,776
9,120		Host Marriott Corp	157,776
5,594		HRPT Properties Trust	71,771
1,765		IMPAC Mortgage Holdings, Inc	40,013
1,857		Independence Community Bank Corp	79,071
920		Innkeepers U.S.A. Trust	13,064
1,000		Investors Real Estate Trust	10,490
3,250		iShares Russell 2000 Index Fund	420,875
3,122		iStar Financial, Inc	141,302
800		Kilroy Realty Corp	34,200
2,555		Kimco Realty Corp	148,164
571		Kramont Realty Trust	13,361
5,290	*	La Quinta Corp	48,086
781		LaSalle Hotel Properties	24,859
1,140		Lexington Corporate Properties Trust	25,741
2,452		Liberty Property Trust	105,926
355		LTC Properties, Inc	7,068
1,028		Luminent Mortgage Capital, Inc	12,233
1,793		Macerich Co	112,600
1,812		Mack-Cali Realty Corp	83,406
956		Maguire Properties, Inc	26,252
1,580	*	Meristar Hospitality Corp	13,193
2,141		MFA Mortgage Investments, Inc	18,884
569		Mid-America Apartment Communities, Inc	23,454
1,511		Mills Corp	96,341
1,008		Mission West Properties, Inc	10,725
500		MortgageIT Holdings, Inc	8,975
913		National Health Investors, Inc	26,641
1,874		Nationwide Health Properties, Inc	44,508
760		New Century Financial Corp	48,572
3,073		New Plan Excel Realty Trust	83,217
900		Newcastle Investment Corp	28,602
704		Novastar Financial, Inc	34,848

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,305		Omega Healthcare Investors, Inc	$15,399
478		Oriental Financial Group, Inc	13,532
1,270		Pan Pacific Retail Properties, Inc	79,629
309		Parkway Properties, Inc	15,682
1,044		Pennsylvania Real Estate Investment Trust	44,683
4,929		Plum Creek Timber Co, Inc	189,471
7,094		Popular, Inc	204,520
848		Post Properties, Inc	29,595
1,029		Prentiss Properties Trust	39,308
400		PrivateBancorp, Inc	12,892
4,823		Prologis	208,981
450		Prosperity Bancshares, Inc	13,145
437		PS Business Parks, Inc	19,709
2,174		Public Storage, Inc	121,201
531		RAIT Investment Trust	14,852
311		Ramco-Gershenson Properties	10,030
1,201		Realty Income Corp	60,747
1,677		Reckson Associates Realty Corp	55,022
250		Redwood Trust, Inc	15,523
1,304		Regency Centers Corp	72,242
404		Sandy Spring Bancorp, Inc	15,485
340		Saul Centers, Inc	13,005
1,300		Saxon Capital, Inc	31,187
1,322		Senior Housing Properties Trust	25,039
1,409		Shurgard Storage Centers, Inc (Class A)	62,010
4,435		Simon Property Group, Inc	286,811
1,035		SL Green Realty Corp	62,669
372		Sovran Self Storage, Inc	15,676
19,000		SPDR Trust Series 1	2,296,530
278		Suffolk Bancorp	9,683
815		Summit Properties, Inc	26,536
366		Sun Communities, Inc	14,732
1,209		Susquehanna Bancshares, Inc	30,165
766		Tanger Factory Outlet Centers, Inc	20,268
182	*	Tarragon Realty Investors, Inc	3,249
1,400		Taubman Centers, Inc	41,930
2,169		Thornburg Mortgage, Inc	62,814
222		Tompkins Trustco, Inc	11,875
559		Town & Country Trust	15,445
2,631		Trizec Properties, Inc	49,779
558		U.S. Restaurant Properties, Inc	10,077
3,488		United Dominion Realty Trust, Inc	86,502
288		Universal Health Realty Income Trust	9,253
562		Urstadt Biddle Properties, Inc (Class A)	9,582
2,492		Ventas, Inc	68,306
2,422		Vornado Realty Trust	184,387
23,128		Washington Mutual, Inc	977,852
1,105		Washington Real Estate Investment Trust	37,426
873		Waypoint Financial Corp	24,750
2,101		Weingarten Realty Investors	84,250
300		Westfield Financial, Inc	7,746
600		Winston Hotels, Inc	7,086

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	11,663,415

HOTELS AND OTHER LODGING PLACES - 0.37%
196		Ameristar Casinos, Inc	8,450
458	*	Bluegreen Corp	9,082
836		Boyd Gaming Corp	34,819
506		Choice Hotels International, Inc	29,348
241	*	Empire Resorts, Inc	2,687
9,942		Hilton Hotels Corp	226,081
1,649	*	Mandalay Resort Group	116,139

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

485		Marcus Corp	$12,193
5,180		Marriott International, Inc (Class A)	326,236
1,930	*	MGM Mirage	140,388
788	*	Pinnacle Entertainment, Inc	15,587
5,630		Starwood Hotels & Resorts Worldwide, Inc	328,792
584	*	Vail Resorts, Inc	13,093
932	*	Wynn Resorts Ltd	62,369

		TOTAL HOTELS AND OTHER LODGING PLACES	1,325,264

INDUSTRIAL MACHINERY AND EQUIPMENT - 6.96%
20,927		3M Co	1,717,479
128	*	Aaon, Inc	2,057
568	*	Actuant Corp	29,621
2,884	*	Adaptec, Inc	21,890
1,946	*	Advanced Digital Information Corp	19,499
2,124	*	AGCO Corp	46,494
313		Albany International Corp (Class A)	11,005
5,031	*	American Standard Cos, Inc	207,881
10,419	*	Apple Computer, Inc	670,984
45,066	*	Applied Materials, Inc	770,629
455	*	Astec Industries, Inc	7,831
177	*	ASV, Inc	8,478
1,413	*	Asyst Technologies, Inc	7,192
814	*	Authentidate Holding Corp	5,039
1,183	*	Avocent Corp	47,935
2,844	*	Axcelis Technologies, Inc	23,122
9,004		Baker Hughes, Inc	384,201
2,319		Black & Decker Corp	204,837
472		Black Box Corp	22,665
1,362		Briggs & Stratton Corp	56,632
1,285	*	Brooks Automation, Inc	22,128
200		Bucyrus International, Inc (Class A)	8,128
328		Cascade Corp	13,104
9,126		Caterpillar, Inc	889,876
2,247	*	Cirrus Logic, Inc	12,381
180,271	*	Cisco Systems, Inc	3,479,230
1,497	*	Cooper Cameron Corp	80,554
2,413	*	Cray, Inc	11,245
1,073		Cummins, Inc	89,907
361	*	Cuno, Inc	21,443
1,006	*	Cymer, Inc	29,717
6,656		Deere & Co	495,206
67,609	*	Dell, Inc	2,849,043
1,867		Diebold, Inc	104,048
2,272		Donaldson Co, Inc	74,022
1,200	*	Dot Hill Systems Corp	9,408
5,467		Dover Corp	229,286
88	*	Dril-Quip, Inc	2,135
4,104		Eaton Corp	296,965
1,285	*	Electronics For Imaging, Inc	22,372
64,656	*	EMC Corp	961,435
1,718	*	Emulex Corp	28,931
465		Engineered Support Systems, Inc	27,537
549	*	EnPro Industries, Inc	16,234
565	*	Esterline Technologies Corp	18,447
448	*	FalconStor Software, Inc	4,287
368	*	Flanders Corp	3,533
1,541	*	Flowserve Corp	42,439
1,696	*	FMC Technologies, Inc	54,611
841	*	FSI International, Inc	3,927
498	*	Gardner Denver, Inc	18,072
6,285	*	Gateway, Inc	37,773

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

100	*	General Binding Corp	$1,314
303	*	Global Power Equipment Group, Inc	2,982
125		Gorman-Rupp Co	2,875
2,025		Graco, Inc	75,634
2,416	*	Grant Prideco, Inc	48,441
81,368		Hewlett-Packard Co	1,706,287
465	*	Hydril	21,162
1,347	*	Hypercom Corp	7,974
1,320		IDEX Corp	53,460
885	*	InFocus Corp	8,107
44,975	d	International Business Machines Corp	4,433,636
9,436		International Game Technology	324,410
471	*	Intevac, Inc	3,561
1,363	*	Iomega Corp	7,551
2,492		ITT Industries, Inc	210,449
1,166		JLG Industries, Inc	22,889
1,390		Joy Global, Inc	60,368
277	*	Kadant, Inc	5,679
816		Kaydon Corp	26,944
1,026		Kennametal, Inc	51,064
700	*	Komag, Inc	13,146
1,778	*	Kulicke & Soffa Industries, Inc	15,326
3,947	*	Lam Research Corp	114,108
1,100		Lennox International, Inc	22,385
3,475	*	Lexmark International, Inc	295,375
1,041		Lincoln Electric Holdings, Inc	35,956
347		Lindsay Manufacturing Co	8,980
200		Lufkin Industries, Inc	7,982
398		Manitowoc Co, Inc	14,985
5,887	*	Maxtor Corp	31,201
308	*	Maxwell Technologies, Inc	3,123
427	*	Micros Systems, Inc	33,332
126		Middleby Corp	6,391
317	*	Milacron, Inc	1,075
584		Modine Manufacturing Co	19,722
108		Nacco Industries, Inc (Class A)	11,383
2,350	*	National-Oilwell, Inc	82,932
609	*	Netgear, Inc	11,078
8,387	*	Network Appliance, Inc	278,616
806		Nordson Corp	32,296
900	*	Oil States International, Inc	17,361
613	*	Omnicell, Inc	6,743
300	*	Overland Storage, Inc	5,007
3,490		Pall Corp	101,036
1,177	*	PalmOne, Inc	37,134
3,212		Parker Hannifin Corp	243,277
628	*	Paxar Corp	13,923
2,966		Pentair, Inc	129,199
6,196		Pitney Bowes, Inc	286,751
568	*	Planar Systems, Inc	6,379
703	*	Presstek, Inc	6,805
590	*	ProQuest Co	17,523
3,577	*	Quantum Corp	9,372
115		Robbins & Myers, Inc	2,740
3,966	*	Sandisk Corp	99,031
45		Sauer-Danfoss, Inc	981
234		Schawk, Inc	4,254
2,129	*	Scientific Games Corp (Class A)	50,755
200	*	Semitool, Inc	1,856
7,352	*	Silicon Graphics, Inc	12,719
567	*	Simpletech, Inc	2,608
2,627	*	Smith International, Inc	142,935
23,884	*	Solectron Corp	127,302
1,998		SPX Corp	80,040

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

344		Standex International Corp	$9,801
805		Stewart & Stevenson Services, Inc	16,285
3,251	*	Storage Technology Corp	102,764
7,073		Symbol Technologies, Inc	122,363
367		Tecumseh Products Co (Class A)	17,543
234		Tennant Co	9,278
1,088	*	Terex Corp	51,843
546		Thomas Industries, Inc	21,796
1,676		Timken Co	43,610
670		Toro Co	54,505
241	*	Transact Technologies, Inc	5,148
810	*	Ultratech, Inc	15,269
902	*	UNOVA, Inc	22,812
647	*	Veeco Instruments, Inc	13,632
5,786	*	Western Digital Corp	62,720
300		Woodward Governor Co	21,483
21,461	*	Xerox Corp	365,052
4,980	*	Xybernaut Corp	6,125
1,239		York International Corp	42,795
1,684	*	Zebra Technologies Corp (Class A)	94,776

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	24,842,405

INSTRUMENTS AND RELATED PRODUCTS - 3.01%
492	*	Abaxis, Inc	7,129
429	*	Abiomed, Inc	6,624
266	*	ADE Corp	4,980
436	*	Advanced Medical Optics, Inc	17,937
488	*	Advanced Neuromodulation Systems, Inc	19,256
12,958	*	Agilent Technologies, Inc	312,288
900	*	Aksys Ltd	5,004
1,500	*	Align Technology, Inc	16,125
568	*	American Medical Systems Holdings, Inc	23,748
223		Analogic Corp	9,988
5,435		Applera Corp (Applied Biosystems Group)	113,646
356		Arrow International, Inc	11,032
700	*	Arthrocare Corp	22,442
249	*	Aspect Medical Systems, Inc	6,091
500	*	August Technology Corp	5,265
2,866		Bard (C.R.), Inc	183,367
1,584		Bausch & Lomb, Inc	102,105
16,420		Baxter International, Inc	567,147
1,704		Beckman Coulter, Inc	114,151
6,888		Becton Dickinson & Co	391,238
312		BEI Technologies, Inc	9,635
506		Biolase Technology, Inc	5,500
6,906		Biomet, Inc	299,651
432	*	Bio-Rad Laboratories, Inc (Class A)	24,784
17,686	*	Boston Scientific Corp	628,737
446	*	Bruker BioSciences Corp	1,797
414	*	Candela Corp	4,703
1,933	*	Cardiac Science, Inc	4,137
800	*	Cardiodynamics International Corp	4,136
1,175	*	Cepheid, Inc	11,680
124	*	Closure Medical Corp	2,418
1,131		Cognex Corp	31,555
793	*	Coherent, Inc	24,139
475		Cohu, Inc	8,816
465	*	Conceptus, Inc	3,773
987	*	Conmed Corp	28,051
1,030		Cooper Cos, Inc	72,708
2,710	*	Credence Systems Corp	24,797
700	*	CTI Molecular Imaging, Inc	9,933

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

867	*	Cyberonics, Inc	$17,964
209	*	Cyberoptics Corp	3,108
2,908	*	Cytyc Corp	80,174
446		Datascope Corp	17,702
2,255		Dentsply International, Inc	126,731
594	*	Depomed, Inc	3,208
360	*	Dionex Corp	20,401
503	*	DJ Orthopedics, Inc	10,774
345	*	DRS Technologies, Inc	14,735
7,790		Eastman Kodak Co	251,228
656		EDO Corp	20,828
1,437	*	Edwards Lifesciences Corp	59,291
866	*	Encore Medical Corp	5,880
618	*	Endocardial Solutions, Inc	7,231
300	*	ESCO Technologies, Inc	22,995
159	*	Exactech, Inc	2,908
245	*	Excel Technology, Inc	6,370
298	*	Faro Technologies, Inc	9,292
815	*	FEI Co	17,115
2,962	*	Fisher Scientific International, Inc	184,770
947	*	Flir Systems, Inc	60,409
781	*	Formfactor, Inc	21,196
1,312	*	Fossil, Inc	33,640
8,439		Guidant Corp	608,452
364	*	Haemonetics Corp	13,180
564	*	Hanger Orthopedic Group, Inc	4,568
463	*	Herley Industries, Inc	9,417
463	*	Hologic, Inc	12,719
283	*	ICU Medical, Inc	7,737
511	*	I-Flow Corp	9,316
300		II-VI, Inc	12,747
819	*	Illumina, Inc	7,764
1,017	*	Inamed Corp	64,325
1,170	*	Input/Output, Inc	10,343
454	*	Integra LifeSciences Holding	16,766
837	*	Intuitive Surgical, Inc	33,497
737		Invacare Corp	34,094
461	*	Ionics, Inc	19,980
500	*	Ista Pharmaceuticals, Inc	5,060
593	*	Itron, Inc	14,179
995	*	Ixia	16,726
328		Keithley Instruments, Inc	6,462
207	*	Kensey Nash Corp	7,148
5,543	*	KLA-Tencor Corp	258,193
261	*	KVH Industries, Inc	2,558
655	*	Kyphon, Inc	16,873
509	*	Laserscope	18,278
219	*	LeCroy Corp	5,111
1,994	*	Lexar Media, Inc	15,633
1,706	*	LTX Corp	13,119
301	*	Measurement Specialties, Inc	7,663
208	*	Medical Action Industries, Inc	4,098
32,340		Medtronic, Inc	1,606,328
1,244		Mentor Corp	41,973
814	*	Merit Medical Systems, Inc	12,438
1,088	*	Mettler-Toledo International, Inc	55,825
267	*	Micro Therapeutics, Inc	1,001
1,370	*	Millipore Corp	68,240
672		Mine Safety Appliances Co	34,070
854	*	MKS Instruments, Inc	15,842
369	*	Molecular Devices Corp	7,417
824		Movado Group, Inc	15,368
779		MTS Systems Corp	26,338
958	*	Nanogen, Inc	7,051

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,300	*	Newport Corp	$18,330
609		Oakley, Inc	7,765
432	*	Ocular Sciences, Inc	21,172
1,941	*	Orbital Sciences Corp	22,962
883	*	Orthologic Corp	5,519
1,142	*	Orthovita, Inc	4,785
338	*	Palomar Medical Technologies, Inc	8,812
3,347		PerkinElmer, Inc	75,274
500	*	Photon Dynamics, Inc	12,140
1,605	*	Pinnacle Systems, Inc	9,791
500	*	Possis Medical, Inc	6,740
972	*	RAE Systems, Inc	7,096
11,653		Raytheon Co	452,486
812	*	Resmed, Inc	41,493
724	*	Respironics, Inc	39,357
4,937		Rockwell Automation, Inc	244,628
311	*	Rofin-Sinar Technologies, Inc	13,202
1,002		Roper Industries, Inc	60,892
500	*	Rudolph Technologies, Inc	8,585
309	*	Sirf Technology Holdings, Inc	3,930
649	*	Sola International, Inc	17,873
519	*	Sonic Innovations, Inc	2,164
491	*	Sonic Solutions, Inc	11,018
600	*	SonoSite, Inc	20,370
9,624	*	St. Jude Medical, Inc	403,534
722	*	Star Scientific, Inc	3,671
2,032	*	Steris Corp	48,199
7,742		Stryker Corp	373,552
1,064	*	Sybron Dental Specialties, Inc	37,644
100		Sypris Solutions, Inc	1,531
1,152	*	Techne Corp	44,813
2,257		Tektronix, Inc	68,184
773		Teleflex, Inc	40,150
5,361	*	Teradyne, Inc	91,512
4,661	*	Thermo Electron Corp	140,716
1,256	*	Thermogenesis	7,963
1,349	*	Thoratec Corp	14,057
1,427	*	Trimble Navigation Ltd	47,148
775	*	TriPath Imaging, Inc	6,952
152		United Industrial Corp	5,888
396	*	Urologix, Inc	2,562
3,662	*	Varian Medical Systems, Inc	158,345
804	*	Varian, Inc	32,972
351	*	Ventana Medical Systems, Inc	22,460
1,005	*	Viasys Healthcare, Inc	19,095
644	*	Viisage Technology, Inc	5,802
1,413	*	Visx, Inc	36,554
81		Vital Signs, Inc	3,153
3,268	*	Waters Corp	152,910
514	*	Wright Medical Group, Inc	14,649
544		X-Rite, Inc	8,709
300		Young Innovations, Inc	10,119
6,559	*	Zimmer Holdings, Inc	525,507
300	*	Zoll Medical Corp	10,320
424	*	Zygo Corp	4,999

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	10,746,414

INSURANCE AGENTS, BROKERS AND SERVICE - 0.33%
8,265		AON Corp	197,203
1,468		Brown & Brown, Inc	63,931
454	*	Clark, Inc	7,046
364		Crawford & Co (Class B)	2,730

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

2,879		Gallagher (Arthur J.) & Co	$93,568
998		Hilb, Rogal & Hamilton Co	36,168
13,938		Marsh & McLennan Cos, Inc	458,560
7,335	*	Medco Health Solutions, Inc	305,136
446		National Financial Partners Corp	17,305
993	*	USI Holdings Corp	11,489

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	1,193,136

INSURANCE CARRIERS - 4.90%
637		21st Century Insurance Group	8,663
4,098		Aetna, Inc	511,226
13,738		Aflac, Inc	547,322
1,285		Alfa Corp	19,513
84	*	Alleghany Corp	23,961
1,604	*	Allmerica Financial Corp	52,659
18,764		Allstate Corp	970,474
2,811		Ambac Financial Group, Inc	230,867
1,014		American Financial Group, Inc	31,748
61,354		American International Group, Inc	4,029,117
300	*	American Physicians Capital, Inc	10,806
531	*	AMERIGROUP Corp	40,175
1,153		AmerUs Group Co	52,231
463	*	Argonaut Group, Inc	9,783
1,570		Assurant, Inc	47,964
437		Baldwin & Lyons, Inc (Class B)	11,707
1,875		Berkley (W.R.) Corp	88,444
426		Bristol West Holdings, Inc	8,520
1,142	*	Centene Corp	32,376
849	*	Ceres Group, Inc	4,381
5,103		Chubb Corp	392,421
3,805		Cigna Corp	310,374
4,097		Cincinnati Financial Corp	181,333
1,294	*	Citizens, Inc	8,243
643	*	CNA Financial Corp	17,175
362	*	CNA Surety Corp	4,833
659		Commerce Group, Inc	40,225
3,168	*	Conseco, Inc	63,202
1,291	*	Danielson Holdings Corp	10,909
835		Delphi Financial Group, Inc (Class A)	38,535
241		Direct General Corp	7,736
88		Donegal Group, Inc	2,018
870		Erie Indemnity Co (Class A)	45,736
579		FBL Financial Group, Inc (Class A)	16,530
4,338		Fidelity National Financial, Inc	198,116
2,010		First American Corp	70,631
226	*	FPIC Insurance Group, Inc	7,996
3,279		Genworth Financial, Inc	88,533
101		Great American Financial Resources, Inc	1,754
695		Harleysville Group, Inc	16,590
7,789		Hartford Financial Services Group, Inc	539,856
1,472		HCC Insurance Holdings, Inc	48,753
3,013	*	Health Net, Inc	86,985
415	*	HealthExtras, Inc	6,765
887		Horace Mann Educators Corp	16,924
4,096	*	Humana, Inc	121,610
180		Independence Holding Co	3,321
582		Infinity Property & Casualty Corp	20,486
3,757		Jefferson-Pilot Corp	195,214
91		Kansas City Life Insurance Co	4,304
221		Landamerica Financial Group, Inc	11,919
1,650		Leucadia National Corp	114,642
4,736		Lincoln National Corp	221,076

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

3,893		Loews Corp	$273,678
239	*	Markel Corp	86,996
3,822		MBIA, Inc	241,856
753		Mercury General Corp	45,120
10,839		MetLife, Inc	439,088
2,553		MGIC Investment Corp	175,927
306		Midland Co	9,569
29	*	National Western Life Insurance Co (Class A)	4,832
1,683		Nationwide Financial Services, Inc (Class A)	64,341
300	*	Navigators Group, Inc	9,033
329		Odyssey Re Holdings Corp	8,294
1,897	*	Ohio Casualty Corp	44,029
4,835		Old Republic International Corp	122,326
2,282	*	Pacificare Health Systems, Inc	128,979
270		Penn-America Group, Inc	4,077
302	*	Philadelphia Consolidated Holding Corp	19,974
3,272		Phoenix Cos, Inc	40,900
90	*	Pico Holdings, Inc	1,869
1,362	*	PMA Capital Corp (Class A)	14,097
2,734		PMI Group, Inc	114,145
370		Presidential Life Corp	6,275
8,491		Principal Financial Group	347,622
737	*	ProAssurance Corp	28,824
5,322		Progressive Corp	451,518
1,841		Protective Life Corp	78,592
14,147		Prudential Financial, Inc	777,519
2,530		Radian Group, Inc	134,697
834		Reinsurance Group of America, Inc	40,407
488		RLI Corp	20,286
3,950		Safeco Corp	206,348
282		Safety Insurance Group, Inc	8,784
742		Selective Insurance Group, Inc	32,826
625	*	Sierra Health Services, Inc	34,444
17,767		St. Paul Travelers Cos, Inc	658,623
848		Stancorp Financial Group, Inc	69,960
374		State Auto Financial Corp	9,668
432		Stewart Information Services Corp	17,993
3,001		Torchmark Corp	171,477
598		Transatlantic Holdings, Inc	36,974
263	*	Triad Guaranty, Inc	15,906
928		UICI	31,459
398		United Fire & Casualty Co	13,417
17,845		UnitedHealth Group, Inc	1,570,895
1,533		Unitrin, Inc	69,675
320	*	Universal American Financial Corp	4,950
8,425		UnumProvident Corp	151,145
1,016	*	Vesta Insurance Group, Inc	3,739
600	*	WellChoice, Inc	32,040
8,228	*	WellPoint, Inc	946,220
19		Wesco Financial Corp	7,467
300		Zenith National Insurance Corp	14,952

		TOTAL INSURANCE CARRIERS	17,490,514

JUSTICE, PUBLIC ORDER AND SAFETY - 0.00%
400	*	Geo Group, Inc	10,632

		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	10,632

LEATHER AND LEATHER PRODUCTS - 0.12%
469		Brown Shoe Co, Inc	13,990
5,378	*	Coach, Inc	303,319

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

648		K-Swiss, Inc (Class A)	$18,870
268	*	Steven Madden Ltd	5,054
513	*	Timberland Co (Class A)	32,150
75		Weyco Group, Inc	3,322
1,071		Wolverine World Wide, Inc	33,651

		TOTAL LEATHER AND LEATHER PRODUCTS	410,356

LEGAL SERVICES - 0.00%
162		Pre-Paid Legal Services, Inc	6,083

		TOTAL LEGAL SERVICES	6,083

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.01%
1,998	*	Laidlaw International, Inc	42,757

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	42,757

LUMBER AND WOOD PRODUCTS - 0.14%
174		American Woodmark Corp	7,600
2,253	*	Champion Enterprises, Inc	26,630
347		Deltic Timber Corp	14,730
7,152		Georgia-Pacific Corp	268,057
2,901		Louisiana-Pacific Corp	77,573
1,567		Rayonier, Inc	76,642
134		Skyline Corp	5,467
455		Universal Forest Products, Inc	19,747

		TOTAL LUMBER AND WOOD PRODUCTS	496,446

METAL MINING - 0.28%
301		Cleveland-Cliffs, Inc	31,262
3,181	*	Coeur D'alene Mines Corp	12,501
4,028		Freeport-McMoRan Copper & Gold, Inc (Class A)	153,990
4,323	*	Hecla Mining Co	25,203
10,758		Newmont Mining Corp	477,763
2,543		Phelps Dodge Corp	251,554
429		Royal Gold, Inc	7,825
317		Southern Peru Copper Corp	14,966
1,834	*	Stillwater Mining Co	20,651

		TOTAL METAL MINING	995,715

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.15%
870		Blyth, Inc	25,717
1,930		Callaway Golf Co	26,055
400	*	Daktronics, Inc	9,956
221		Escalade, Inc	2,953
3,526		Hasbro, Inc	68,334
2,086	*	Identix, Inc	15,395
815	*	Jakks Pacific, Inc	18,020
1,500	*	K2, Inc	23,820
492	*	Leapfrog Enterprises, Inc	6,691
11,356		Mattel, Inc	221,328
699		Nautilus Group, Inc	16,895
300		Penn Engineering & Manufacturing Corp	5,430
360	*	RC2 Corp	11,736
239		Russ Berrie & Co, Inc	5,459
670	*	Shuffle Master, Inc	31,557

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

189	*	Steinway Musical Instruments, Inc	$5,470
963	*	Yankee Candle Co, Inc	31,952

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	526,768

MISCELLANEOUS RETAIL - 1.48%
505	*	1-800-Flowers.com, Inc (Class A)	4,247
564	*	AC Moore Arts & Crafts, Inc	16,249
918	*	Alloy, Inc	7,408
8,155	*	Amazon.com, Inc	361,185
1,303	*	Barnes & Noble, Inc	42,048
500		Big 5 Sporting Goods Corp	14,570
109		Blair Corp	3,887
198		Blockbuster, Inc (Class B)	1,744
105	*	Blue Nile, Inc	2,900
2,294		Borders Group, Inc	58,268
996		Cash America International, Inc	29,611
783	*	Coldwater Creek, Inc	24,171
10,668		CVS Corp	480,807
849	*	Dick's Sporting Goods, Inc	29,842
1,400	*	Drugstore.com, Inc	4,760
13,928	*	eBay, Inc	1,619,548
600		Hancock Fabrics, Inc	6,222
659	*	Hibbett Sporting Goods, Inc	17,536
550	*	Jill (J.) Group, Inc	8,190
1,017		Longs Drug Stores Corp	28,039
1,494	*	Marvel Enterprises, Inc	30,597
4,020		Michaels Stores, Inc	120,479
682		MSC Industrial Direct Co (Class A)	24,538
9,039	*	Office Depot, Inc	156,917
2,539		Omnicare, Inc	87,900
306	*	Overstock.com, Inc	21,114
200	*	Party City Corp	2,586
121	*	PC Connection, Inc	1,152
219	*	PC Mall, Inc	4,901
998	*	Petco Animal Supplies, Inc	39,401
4,111		Petsmart, Inc	146,064
719	*	Priceline.com, Inc	16,961
12,886	*	Rite Aid Corp	47,163
251	*	Sharper Image Corp	4,731
225	*	Sports Authority, Inc	5,794
490		Stamps.com, Inc	7,762
13,428		Staples, Inc	452,658
3,670		Tiffany & Co	117,330
6,166	*	Toys 'R' Us, Inc	126,218
394	*	Valuevision International, Inc (Class A)	5,481
27,432		Walgreen Co	1,052,566
253		World Fuel Services Corp	12,599
1,466	*	Zale Corp	43,789

		TOTAL MISCELLANEOUS RETAIL	5,289,933

MOTION PICTURES - 1.34%
884	*	Avid Technology, Inc	54,587
1,098		Blockbuster, Inc (Class A)	10,475
216		Carmike Cinemas, Inc	7,884
800	*	DreamWorks Animation SKG, Inc (Class A)	30,008
1,323	*	Hollywood Entertainment Corp	17,318
72,273	*	Liberty Media Corp (Class A)	793,558
1,594		Metro-Goldwyn-Mayer, Inc	18,937
650		Movie Gallery, Inc	12,396
683	*	NetFlix, Inc	8,421
371	*	Reading International, Inc	3,102

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

947		Regal Entertainment Group (Class A)	$19,650
117,195	*	Time Warner, Inc	2,278,271
54,797		Walt Disney Co	1,523,357

		TOTAL MOTION PICTURES	4,777,964

NONDEPOSITORY INSTITUTIONS - 2.37%
460	*	Accredited Home Lenders Holding Co	22,853
1,075		Advanta Corp (Class A)	24,317
1,873		American Capital Strategies Ltd	62,465
30,114		American Express Co	1,697,526
4,438	*	AmeriCredit Corp	108,509
261		Asta Funding, Inc	7,005
372		Beverly Hills Bancorp, Inc	3,757
6,509		Capital One Financial Corp	548,123
1,071	*	CapitalSource, Inc	27,493
1,377		CharterMac	33,654
5,466		CIT Group, Inc	250,452
629	*	CompuCredit Corp	17,197
15,355		Countrywide Financial Corp	568,289
183	*	Credit Acceptance Corp	4,657
2,470		Doral Financial Corp	121,648
342	*	Encore Capital Group, Inc	8,133
25,936		Fannie Mae	1,846,903
210		Federal Agricultural Mortgage Corp (Class C)	4,893
441		Financial Federal Corp	17,287
330	*	First Cash Financial Services, Inc	8,814
18,370		Freddie Mac	1,353,869
30,303		MBNA Corp	854,242
776		MCG Capital Corp	13,293
908	*	Metris Cos, Inc	11,577
228	*	Nelnet, Inc	6,140
7,803	*	Providian Financial Corp	128,515
11,911		SLM Corp	635,928
126		Student Loan Corp	23,184
370		Westcorp	16,994
295	*	WFS Financial, Inc	14,980
401	*	World Acceptance Corp	11,032

		TOTAL NONDEPOSITORY INSTITUTIONS	8,453,729

NONMETALLIC MINERALS, EXCEPT FUELS - 0.05%
401		Amcol International Corp	8,056
2,830		Vulcan Materials Co	154,546

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	162,602

OIL AND GAS EXTRACTION - 1.77%
6,750		Anadarko Petroleum Corp	437,468
8,700		Apache Corp	439,959
362	*	Atwood Oceanics, Inc	18,860
568		Berry Petroleum Co (Class A)	27,094
4,251		BJ Services Co	197,842
625	*	Brigham Exploration Co	5,625
10,649		Burlington Resources, Inc	463,232
686		Cabot Oil & Gas Corp (Class A)	30,356
944	*	Cal Dive International, Inc	38,468
353	*	Callon Petroleum Co	5,104
532	*	Cheniere Energy, Inc	33,888
6,821		Chesapeake Energy Corp	112,547
962	*	Cimarex Energy Co	36,460

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

92	*	Clayton Williams Energy, Inc	$2,107
377	*	Comstock Resources, Inc	8,313
447	*	Delta Petroleum Corp	7,009
1,540	*	Denbury Resources, Inc	42,273
13,100		Devon Energy Corp	509,852
1,544		Diamond Offshore Drilling, Inc	61,837
365	*	Edge Petroleum Corp	5,322
235	*	Encore Acquisition Co	8,204
565	*	Energy Partners Ltd	11,453
4,345		ENSCO International, Inc	137,910
3,343		EOG Resources, Inc	238,556
1,291	*	Forest Oil Corp	40,951
753	*	FX Energy, Inc	8,795
2,729	*	Global Industries Ltd	22,623
3,722	*	Grey Wolf, Inc	19,615
1,730	*	Hanover Compressor Co	24,445
612	*	Harvest Natural Resources, Inc	10,569
1,583		Helmerich & Payne, Inc	53,885
339	*	Houston Exploration Co	19,089
1,324	b*	KCS Energy, Inc	19,569
3,818		Kerr-McGee Corp	220,642
2,747	*	Key Energy Services, Inc	32,415
1,792	*	Magnum Hunter Resources, Inc	23,117
58	*	Magnum Hunter Resources, Inc Wts 03/21/05	19
9,256		Marathon Oil Corp	348,118
316	*	McMoRan Exploration Co	5,909
1,700	*	Meridian Resource Corp	10,285
1,143	*	Mission Resources Corp	6,675
1,307	*	Newfield Exploration Co	77,178
1,860	*	Newpark Resources, Inc	9,579
1,804		Noble Energy, Inc	111,235
10,660		Occidental Petroleum Corp	622,118
679	*	Oceaneering International, Inc	25,340
3,446	*	Parker Drilling Co	13,543
1,987		Patina Oil & Gas Corp	74,513
4,654		Patterson-UTI Energy, Inc	90,520
390		Penn Virginia Corp	15,822
144	v*	PetroCorp, Inc (Escrow)	—
421	*	Petroleum Development Corp	16,238
4,242		Pioneer Natural Resources Co	148,894
2,021	*	Plains Exploration & Production Co	52,546
1,561		Pogo Producing Co	75,693
3,217	*	Pride International, Inc	66,077
600	*	Quicksilver Resources, Inc	22,068
1,517		Range Resources Corp	31,038
279	*	Remington Oil & Gas Corp	7,603
2,555		Rowan Cos, Inc	66,175
150		RPC, Inc	3,768
441	*	Seacor Smit, Inc	23,549
1,294	*	Southwestern Energy Co	65,593
300	*	Spinnaker Exploration Co	10,521
755		St. Mary Land & Exploration Co	31,514
607	*	Stone Energy Corp	27,370
1,500	*	Superior Energy Services, Inc	23,115
274	*	Swift Energy Co	7,930
790	*	Syntroleum Corp	6,344
668	*	Tetra Technologies, Inc	18,904
1,671		Tidewater, Inc	59,504
340	*	Todco	6,263
464	*	Transmontaigne, Inc	2,844
1,300	*	Unit Corp	49,673
7,109		Unocal Corp	307,393
2,673	*	Varco International, Inc	77,918
1,396	*	Veritas DGC, Inc	31,284

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,767		Vintage Petroleum, Inc	$40,093
822	*	W-H Energy Services, Inc	18,380
200	*	Whiting Petroleum Corp	6,050
6,607		XTO Energy, Inc	233,756

		TOTAL OIL AND GAS EXTRACTION	6,324,406

PAPER AND ALLIED PRODUCTS - 0.70%
2,762		Bemis Co	80,347
1,595		Bowater, Inc	70,132
827	*	Buckeye Technologies, Inc	10,759
696	*	Caraustar Industries, Inc	11,707
780		Chesapeake Corp	21,185
1,264		Glatfelter	19,314
467	*	Graphic Packaging Corp	3,362
500		Greif, Inc (Class A)	28,000
13,025		International Paper Co	547,050
13,419		Kimberly-Clark Corp	883,104
1,295		Longview Fibre Co	23,491
5,436		MeadWestvaco Corp	184,226
406		Neenah Paper, Inc	13,236
2,001		OfficeMax, Inc	62,791
1,900		Packaging Corp of America	44,745
4,286	*	Pactiv Corp	108,393
908	*	Playtex Products, Inc	7,255
420		Pope & Talbot, Inc	7,186
798		Potlatch Corp	40,363
446		Rock-Tenn Co (Class A)	6,761
456		Schweitzer-Mauduit International, Inc	15,481
7,198	*	Smurfit-Stone Container Corp	134,459
2,284		Sonoco Products Co	67,721
1,425		Temple-Inland, Inc	97,470
1,197		Wausau-Mosinee Paper Corp	21,378

		TOTAL PAPER AND ALLIED PRODUCTS	2,509,916

PERSONAL SERVICES - 0.18%
946	b*	Alderwoods Group, Inc	10,765
236		Angelica Corp	6,384
3,588		Cintas Corp	157,370
576	*	Coinstar, Inc	15,454
416		G & K Services, Inc (Class A)	18,063
4,714		H & R Block, Inc	230,986
400		Jackson Hewitt Tax Service, Inc	10,100
1,490		Regis Corp	68,764
8,724	*	Service Corp International	64,994
241		Unifirst Corp	6,815
1,243	*	Weight Watchers International, Inc	51,050

		TOTAL PERSONAL SERVICES	640,745

PETROLEUM AND COAL PRODUCTS - 4.19%
2,163		Amerada Hess Corp	178,188
1,959		Ashland, Inc	114,366
57,374		ChevronTexaco Corp	3,012,709
18,345		ConocoPhillips	1,592,896
524		ElkCorp	17,931
174,892		ExxonMobil Corp	8,964,964
700		Frontier Oil Corp	18,662
299	*	Giant Industries, Inc	7,926
952	*	Headwaters, Inc	27,132
600		Holly Corp	16,722

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,454		Lubrizol Corp	$53,594
5,684		Lyondell Chemical Co	164,381
2,302		Murphy Oil Corp	185,196
946		Premcor, Inc	39,893
2,100		Sunoco, Inc	171,591
1,845	*	Tesoro Corp	58,782
6,768		Valero Energy Corp	307,267
552		WD-40 Co	15,682

		TOTAL PETROLEUM AND COAL PRODUCTS	14,947,882

PRIMARY METAL INDUSTRIES - 0.59%
3,061	*	AK Steel Holding Corp	44,293
23,329		Alcoa, Inc	732,997
384	*	Aleris International, Inc	6,497
2,824		Allegheny Technologies, Inc	61,196
4,336	*	Andrew Corp	59,100
1,171		Belden CDT, Inc	27,167
472	*	Brush Engineered Materials, Inc	8,732
569		Carpenter Technology Corp	33,264
500	*	Century Aluminum Co	13,130
1,781	*	CommScope, Inc	33,661
438		Curtiss-Wright Corp	25,146
250	*	Encore Wire Corp	3,333
3,523		Engelhard Corp	108,050
816	*	General Cable Corp	11,302
474		Gibraltar Industries, Inc	11,196
890	*	Lone Star Technologies, Inc	29,779
774		Matthews International Corp (Class A)	28,483
1,125	*	Maverick Tube Corp	34,088
1,107		Mueller Industries, Inc	35,645
286		NN, Inc	3,778
516	*	NS Group, Inc	14,345
4,426		Nucor Corp	231,657
500	*	Oregon Steel Mills, Inc	10,145
1,860		Precision Castparts Corp	122,165
554		Quanex Corp	37,988
857	*	RTI International Metals, Inc	17,603
251		Ryerson Tull, Inc	3,953
450		Schnitzer Steel Industries, Inc (Class A)	15,269
1,067		Steel Dynamics, Inc	40,418
638		Texas Industries, Inc	39,798
185	*	Titanium Metals Corp	4,466
741		Tredegar Corp	14,976
3,413		United States Steel Corp	174,916
169	*	Wheeling-Pittsburgh Corp	6,513
2,063		Worthington Industries, Inc	40,394

		TOTAL PRIMARY METAL INDUSTRIES	2,085,443

PRINTING AND PUBLISHING - 0.81%
1,857		American Greetings Corp (Class A)	47,075
663		Banta Corp	29,676
2,742		Belo (A.H.) Corp Series A	71,950
539		Bowne & Co, Inc	8,764
299	*	Consolidated Graphics, Inc	13,724
225		Courier Corp	11,682
184		CSS Industries, Inc	5,844
1,400		Dex Media, Inc	34,944
1,213		Dow Jones & Co, Inc	52,232
422		Ennis, Inc	8,124
1,998		EW Scripps Co	96,463

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

6,864		Gannett Co, Inc	$560,789
814		Harland (John H.) Co	29,385
1,803		Harte-Hanks, Inc	46,842
1,308		Hollinger International, Inc	20,509
1,179	*	Journal Register Co	22,790
2,140		Knight Ridder, Inc	143,252
1,558		Lee Enterprises, Inc	71,793
325	*	Martha Stewart Living Omnimedia, Inc (Class A)	9,432
487		McClatchy Co (Class A)	34,971
5,183		McGraw-Hill Cos, Inc	474,452
574		Media General, Inc (Class A)	37,201
939		Meredith Corp	50,894
4,189		New York Times Co (Class A)	170,911
550	*	Playboy Enterprises, Inc (Class B)	6,760
4,589	*	Primedia, Inc	17,438
227		Pulitzer, Inc	14,721
5,587		R.R. Donnelley & Sons Co	197,165
2,243		Reader's Digest Association, Inc (Class A)	31,200
1,013	*	Scholastic Corp	37,440
338		Standard Register Co	4,773
300		Thomas Nelson, Inc	6,780
6,633		Tribune Co	279,515
1,194	*	Valassis Communications, Inc	41,802
159		Washington Post Co (Class B)	156,300
1,476		Wiley (John) & Sons, Inc (Class A)	51,424

		TOTAL PRINTING AND PUBLISHING	2,899,017

RAILROAD TRANSPORTATION - 0.47%
25,278	*	ADC Telecommunications, Inc	67,745
9,946		Burlington Northern Santa Fe Corp	470,545
5,708		CSX Corp	228,777
585		Florida East Coast Industries	26,384
490	*	Genesee & Wyoming, Inc (Class A)	13,784
1,658	*	Kansas City Southern Industries, Inc	29,396
10,616		Norfolk Southern Corp	384,193
6,861		Union Pacific Corp	461,402

		TOTAL RAILROAD TRANSPORTATION	1,682,226

REAL ESTATE - 0.09%
90	*	Avatar Holdings, Inc	4,329
2,738		Catellus Development Corp	83,783
151		Consolidated-Tomoka Land Co	6,493
765		Forest City Enterprises, Inc (Class A)	44,026
1,014	*	Jones Lang LaSalle, Inc	37,934
532		LNR Property Corp	33,468
1,116		St. Joe Co	71,647
2,339	*	Stewart Enterprises, Inc (Class A)	16,350
991	*	Trammell Crow Co	17,947

		TOTAL REAL ESTATE	315,977

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.26%
415	*	Applied Films Corp	8,947
919		Aptargroup, Inc	48,505
248		Bandag, Inc	12,353
2,154		Cooper Tire & Rubber Co	46,419
252	*	Deckers Outdoor Corp	11,841
4,711	*	Goodyear Tire & Rubber Co	69,063
935	*	Jarden Corp	40,616

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

232		Myers Industries, Inc	$2,970
4,429		Nike, Inc (Class B)	401,666
168		Quixote Corp	3,415
1,445		Reebok International Ltd	63,580
1,126		Schulman (A.), Inc	24,108
2,243	*	Sealed Air Corp	119,485
499	*	Skechers U.S.A., Inc (Class A)	6,467
757		Spartech Corp	20,507
200	*	Trex Co, Inc	10,488
1,467		Tupperware Corp	30,396

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	920,826

SECURITY AND COMMODITY BROKERS - 2.09%
2,247		A.G. Edwards, Inc	97,093
1,025	*	Affiliated Managers Group, Inc	69,434
6,560	*	Ameritrade Holding Corp	93,283
2,861		Bear Stearns Cos, Inc	292,709
172		BKF Capital Group, Inc	6,519
500		Blackrock, Inc	38,630
26,636		Charles Schwab Corp	318,567
831		Chicago Mercantile Exchange	190,050
10,151	*	E*Trade Financial Corp	151,757
2,076		Eaton Vance Corp	108,263
2,221		Federated Investors, Inc (Class B)	67,518
4,351		Franklin Resources, Inc	303,047
175		Gabelli Asset Management, Inc (Class A)	8,491
8,725		Goldman Sachs Group, Inc	907,749
4,013	*	Instinet Group, Inc	24,198
1,273	*	Investment Technology Group, Inc	25,460
1,980		Investors Financial Services Corp	98,960
6,332		Janus Capital Group, Inc	106,441
1,328		Jefferies Group, Inc	53,492
3,268	*	Knight Trading Group, Inc	35,785
1,377	*	LaBranche & Co, Inc	12,338
2,910		Legg Mason, Inc	213,187
7,447		Lehman Brothers Holdings, Inc	651,464
25,570		Merrill Lynch & Co, Inc	1,528,319
29,327		Morgan Stanley	1,628,235
600		Nuveen Investments, Inc	23,682
547	*	Piper Jaffray Cos	26,229
1,849		Raymond James Financial, Inc	57,282
284		Sanders Morris Harris Group, Inc	5,058
1,636		SEI Investments Co	68,597
202	*	Stifel Financial Corp	4,232
376		SWS Group, Inc	8,242
3,042		T Rowe Price Group, Inc	189,212
2,327		Waddell & Reed Financial, Inc (Class A)	55,592

		TOTAL SECURITY AND COMMODITY BROKERS	7,469,115

SOCIAL SERVICES - 0.01%
318	*	Bright Horizons Family Solutions, Inc	20,594
491	*	Res-Care, Inc	7,473

		TOTAL SOCIAL SERVICES	28,067

SPECIAL TRADE CONTRACTORS - 0.04%
264		Chemed Corp	17,717
1,544	*	Dycom Industries, Inc	47,123
404	*	EMCOR Group, Inc	18,253
2,016	*	Integrated Electrical Services, Inc	9,757

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

277	*	Layne Christensen Co	$5,028
1,628	*	Matrix Service Co	13,122
2,000	*	Quanta Services, Inc	16,000

		TOTAL SPECIAL TRADE CONTRACTORS	127,000

STONE, CLAY, AND GLASS PRODUCTS - 0.18%
498		Ameron International Corp	18,874
277	*	Anchor Glass Container Corp	1,861
488		Apogee Enterprises, Inc	6,544
634	*	Cabot Microelectronics Corp	25,392
318		CARBO Ceramics, Inc	21,942
36,711	*	Corning, Inc	432,088
285		Eagle Materials, Inc	24,610
286		Eagle Materials, Inc (Class B)	24,110
885		Florida Rock Industries, Inc	52,684
501		Libbey, Inc	11,127
595	*	U.S. Concrete, Inc	4,564

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	623,796

TOBACCO PRODUCTS - 1.11%
54,758		Altria Group, Inc	3,345,714
1,056		Loews Corp (Carolina Group)	30,571
4,001		Reynolds American, Inc	314,479
617		Universal Corp (Virginia)	29,517
4,517		UST, Inc	217,313
624		Vector Group Ltd	10,377

		TOTAL TOBACCO PRODUCTS	3,947,971

TRANSPORTATION BY AIR - 0.41%
2,312	*	Airtran Holdings, Inc	24,738
754	*	Alaska Air Group, Inc	25,251
799	*	America West Holdings Corp (Class B)	5,257
4,631	*	AMR Corp	50,709
2,163	*	Continental Airlines, Inc (Class B)	29,287
2,675	*	Delta Air Lines, Inc	20,009
1,011	*	ExpressJet Holdings, Inc	13,022
8,033		FedEx Corp	791,170
986	*	FLYi, Inc	1,745
606	*	Forward Air Corp	27,088
799	*	Frontier Airlines, Inc	9,117
2,119	*	JetBlue Airways Corp	49,203
614	*	Mesa Air Group, Inc	4,875
2,106	*	Northwest Airlines Corp	23,019
579	*	Offshore Logistics, Inc	18,800
546	*	Pinnacle Airlines Corp	7,611
1,158		Skywest, Inc	23,229
21,569		Southwest Airlines Co	351,143

		TOTAL TRANSPORTATION BY AIR	1,475,273

TRANSPORTATION EQUIPMENT - 2.52%
803	*	AAR Corp	10,937
603	*	Aftermarket Technology Corp	9,708
810		American Axle & Manufacturing Holdings, Inc	24,835
468		Arctic Cat, Inc	12,411
1,292		ArvinMeritor, Inc	28,902
2,784		Autoliv, Inc	134,467
1,042	*	BE Aerospace, Inc	12,129
22,599		Boeing Co	1,169,950

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

2,233		Brunswick Corp	$110,534
690		Clarcor, Inc	37,791
563		Coachmen Industries, Inc	9,774
48		Curtiss-Wright Corp (Class B)	2,700
4,389		Dana Corp	76,061
12,848		Delphi Corp	115,889
94	*	Ducommun, Inc	1,960
1,274		Federal Signal Corp	22,499
1,526	*	Fleetwood Enterprises, Inc	20,540
47,041		Ford Motor Co	688,680
1,126	*	GenCorp, Inc	20,910
5,432		General Dynamics Corp	568,187
12,363		General Motors Corp	495,262
2,163		Gentex Corp	80,074
4,670		Genuine Parts Co	205,760
3,419		Goodrich Corp	111,596
144		Greenbrier Cos, Inc	4,874
7,992		Harley-Davidson, Inc	485,514
1,100	*	Hayes Lemmerz International, Inc	9,713
719		Heico Corp	16,242
71		Heico Corp (Class A)	1,228
22,966		Honeywell International, Inc	813,226
885		Kaman Corp (Class A)	11,195
10,009		Lockheed Martin Corp	556,000
797		Monaco Coach Corp	16,394
1,556	*	Navistar International Corp	68,433
179		Noble International Ltd	3,650
9,596		Northrop Grumman Corp	521,639
1,012		Oshkosh Truck Corp	69,201
4,615		Paccar, Inc	371,415
1,312		Polaris Industries, Inc	89,242
233	*	Sequa Corp (Class A)	14,248
900	*	Sports Resorts International, Inc	2,592
130		Standard Motor Products, Inc	2,054
48	*	Strattec Security Corp	3,006
574		Superior Industries International, Inc	16,675
1,092	*	Teledyne Technologies, Inc	32,138
517	*	Tenneco Automotive, Inc	8,913
3,235		Textron, Inc	238,743
904		Thor Industries, Inc	33,493
801		Trinity Industries, Inc	27,298
316	*	Triumph Group, Inc	12,482
888	*	United Defense Industries, Inc	41,958
13,775		United Technologies Corp	1,423,646
3,804		Visteon Corp	37,165
981	*	Wabash National Corp	26,418
1,189		Westinghouse Air Brake Technologies Corp	25,349
730		Winnebago Industries, Inc	28,514

		TOTAL TRANSPORTATION EQUIPMENT	8,984,214

TRANSPORTATION SERVICES - 0.14%
77		Ambassadors Group, Inc	2,742
2,119		C.H. Robinson Worldwide, Inc	117,647
1,007	*	EGL, Inc	30,099
2,918		Expeditors International of Washington, Inc	163,058
1,285		GATX Corp	37,985
164	*	HUB Group, Inc	8,564
600	*	Navigant International, Inc	7,302
600	*	Pacer International, Inc	12,756
1,200	*	RailAmerica, Inc	15,660
3,990		Sabre Holdings Corp	88,418

		TOTAL TRANSPORTATION SERVICES	484,231

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

TRUCKING AND WAREHOUSING - 0.50%
600		Arkansas Best Corp	$26,934
1,419		CNF, Inc	71,092
197	*	Covenant Transport, Inc (Class A)	4,102
1,212		Heartland Express, Inc	27,234
1,742		Hunt (J.B.) Transport Services, Inc	78,129
790	*	Landstar System, Inc	58,176
257	*	Marten Transport Ltd	5,842
448	*	Old Dominion Freight Line	15,590
199		Overnite Corp	7,411
400	*	P.A.M. Transportation Services	7,500
1,000	*	Quality Distribution, Inc	8,440
399	*	SCS Transportation, Inc	9,325
945	*	Swift Transportation Co, Inc	20,299
200	*	U.S. Xpress Enterprises, Inc (Class A)	5,860
15,262		United Parcel Service, Inc (Class B)	1,304,291
726		USF Corp	27,552
1,281		Werner Enterprises, Inc	29,002
1,202	*	Yellow Roadway Corp	66,963

		TOTAL TRUCKING AND WAREHOUSING	1,773,742

WATER TRANSPORTATION - 0.03%
1,359		Alexander & Baldwin, Inc	57,649
184	*	Gulfmark Offshore, Inc	4,098
492	*	Kirby Corp	21,835
595		Overseas Shipholding Group, Inc	32,844
314	*	Seabulk International, Inc	3,803

		TOTAL WATER TRANSPORTATION	120,229

WHOLESALE TRADE-DURABLE GOODS - 1.87%
143	*	1-800 Contacts, Inc	3,146
491		Action Performance Cos, Inc	5,396
2,542		Adesa, Inc	53,941
1,611		Agilysys, Inc	27,613
1,059	*	Alliance Imaging, Inc	11,914
780		Anixter International, Inc	28,072
868		Applied Industrial Technologies, Inc	23,783
2,761	*	Arrow Electronics, Inc	67,092
447	*	Audiovox Corp (Class A)	7,054
530	*	Aviall, Inc	12,174
3,546	*	Avnet, Inc	64,679
442		Barnes Group, Inc	11,717
574	*	BioVeris Corp	4,196
1,588		BorgWarner, Inc	86,022
544	*	Brightpoint, Inc	10,630
913		Carlisle Cos, Inc	59,272
1,785		CDW Corp	118,435
351	*	Department 56, Inc	5,844
604	*	Digi International, Inc	10,383
398	*	Global Imaging Systems, Inc	15,721
605		Handleman Co	12,995
1,852		Hughes Supply, Inc	59,912
3,461		IKON Office Solutions, Inc	40,009
416	*	Imagistics International, Inc	14,003
3,430	*	Ingram Micro, Inc (Class A)	71,344
976	*	Insight Enterprises, Inc	20,028
168	*	Insurance Auto Auctions, Inc	3,767
79,207		Johnson & Johnson	5,023,308
440	*	Keystone Automotive Industries, Inc	10,230
1,039		Knight Transportation, Inc	25,767

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

122		Lawson Products, Inc	$6,152
1,506		Martin Marietta Materials, Inc	80,812
309	*	Merge Technologies, Inc	6,875
496		Metal Management, Inc	13,328
1,210	*	Microtek Medical Holdings, Inc	4,913
589	*	Navarre Corp	10,366
1,223		Owens & Minor, Inc	34,452
3,558	*	Patterson Cos, Inc	154,382
1,474		Pep Boys-Manny Moe & Jack	25,161
2,367	*	PSS World Medical, Inc	29,623
924		Reliance Steel & Aluminum Co	35,999
6,993	*	Safeguard Scientifics, Inc	14,825
353	*	Scansource, Inc	21,942
1,396		SCP Pool Corp	44,532
500	*	TBC Corp	13,900
1,688	*	Tech Data Corp	76,635
1,967		W.W. Grainger, Inc	131,042
564		Watsco, Inc	19,864
505	*	WESCO International, Inc	14,968
1,164	*	Zoran Corp	13,479

		TOTAL WHOLESALE TRADE-DURABLE GOODS	6,661,697

WHOLESALE TRADE-NONDURABLE GOODS - 0.71%
1,166		Acuity Brands, Inc	37,079
1,000		Advanced Marketing Services, Inc	10,060
1,435		Airgas, Inc	38,042
771	*	Allscripts Healthcare Solutions, Inc	8,227
3,237		AmerisourceBergen Corp	189,947
1,443		Brown-Forman Corp (Class B)	70,245
11,574		Cardinal Health, Inc	673,028
281	*	Central European Distribution Corp	8,301
991		Chiquita Brands International, Inc	21,861
1,077		DIMON, Inc	7,237
880	*	Endo Pharmaceuticals Holdings, Inc	18,498
629		Getty Realty Corp	18,071
587	*	Hain Celestial Group, Inc	12,133
1,148	*	Henry Schein, Inc	79,947
100		Kenneth Cole Productions, Inc (Class A)	3,086
7,629		McKesson Corp	240,008
896	*	Men's Wearhouse, Inc	28,636
568	*	Metals USA, Inc	10,536
171		Nash Finch Co	6,457
872		Nu Skin Enterprises, Inc (Class A)	22,131
1,302	*	Performance Food Group Co	35,037
1,732		Perrigo Co	29,912
77	*	Perry Ellis International, Inc	1,567
928	*	Priority Healthcare Corp (Class B)	20,203
707		Russell Corp	13,772
466	*	School Specialty, Inc	17,969
352	*	Smart & Final, Inc	5,065
300		Standard Commercial Corp	5,838
1,173		Stride Rite Corp	13,102
3,935		Supervalu, Inc	135,836
17,109		Sysco Corp	653,012
1,072	*	Tractor Supply Co	39,889
1,020	*	United Natural Foods, Inc	31,722
911	*	United Stationers, Inc	42,088

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	2,548,542

		TOTAL COMMON STOCKS
		(Cost $310,274,364)	354,131,192

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

PRINCIPAL			VALUE

SHORT-TERM INVESTMENTS - 0.60%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.60%
$ 2,140,000	d	Federal Home Loan Bank (FHLB)
		1.000% 01/03/05	$2,139,617

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	2,139,617

		TOTAL SHORT-TERM INVESTMENTS
		(Cost $2,139,851)	2,139,617

		TOTAL PORTFOLIO - 99.88%
		(Cost $312,431,167)	356,300,177

		OTHER ASSETS AND LIABILITIES, NET - 0.12%	429,143

		NET ASSETS - 100.00%	$356,729,320

*	Non-income producing
b	In bankruptcy
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts.
f	Restricted securities - Investment in securities not registered under the Securities Act of 1933 or not publicly traded in foreign markets. At December 31, 2004, the value of these securities amoun to $0 or 0.00% of net assets.
v	Security valued at fair value

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2004, the aggregate cost of portfolio investments for federal income tax purposes was
$313,413,865. Net unrealized appreciation of portfolio investments aggregated $42,886,312, of which $67,162,864 related to appreciated portfolio investments and $24,276,552 related to depreciated portfolio investments.

Restricted security held by the Fund is as follows:

	ACQUISITION	ACQUISITION
SECURITY	DATE	COST	VALUE

McLeod (Escrow)	05/14/02	$—	$—

Open Futures Contracts:

	Number of	Market	Expiration	Unrealized
	Contracts	Value	Date	Gain

E-mini Russell 2000 Index	5	$326,975	March 2005	$5,145
E-mini S&P 500 Index	29	1,759,865	March 2005	18,348

Total				$23,493

TIAA-CREF Mutual Funds - Social Choice Equity Fund

TIAA-CREF MUTUAL FUNDS
SOCIAL CHOICE EQUITY FUND
STATEMENT OF INVESTMENTS
December 31, 2004

SHARES			VALUE

COMMON STOCKS - 99.99%
AMUSEMENT AND RECREATION SERVICES - 0.09%
2,151	*	Gaylord Entertainment Co	$89,331
300		International Speedway Corp (Class A)	15,840
500	*	Sunterra Corp	7,020

		TOTAL AMUSEMENT AND RECREATION SERVICES	112,191

APPAREL AND ACCESSORY STORES - 0.53%
71	*	Charming Shoppes, Inc	665
1,165		Foot Locker, Inc	31,373
9,378		Gap, Inc	198,063
5,247		Limited Brands, Inc	120,786
1,424		Nordstrom, Inc	66,544
1,344		Ross Stores, Inc	38,801
7,054		TJX Cos, Inc	177,267

		TOTAL APPAREL AND ACCESSORY STORES	633,499

APPAREL AND OTHER TEXTILE PRODUCTS - 0.11%
2,525	*	Collins & Aikman Corp	11,009
900	*	Hartmarx Corp	6,993
1,719		Liz Claiborne, Inc	72,559
648		Oxford Industries, Inc	26,762
491		Phillips-Van Heusen Corp	13,257

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	130,580

AUTO REPAIR, SERVICES AND PARKING - 0.01%
248		Central Parking Corp	3,757
237	*	Midas, Inc	4,740
68		Ryder System, Inc	3,248

		TOTAL AUTO REPAIR, SERVICES AND PARKING	11,745

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.08%
537	*	Autozone, Inc	49,033
1,035	*	Carmax, Inc	32,137
400	*	Copart, Inc	10,528
500	*	Rush Enterprises, Inc	8,655

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	100,353

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.50%
276		Fastenal Co	16,991
27,784		Home Depot, Inc	1,187,488
10,100		Lowe's Cos	581,659

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	1,786,138

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

BUSINESS SERVICES - 6.11%
3,949	*	3Com Corp	$16,467
100	*	Administaff, Inc	1,261
2,181		Adobe Systems, Inc	136,836
1,043	*	Akamai Technologies, Inc	13,590
613	*	Aspect Communications Corp	6,829
1,600		Autodesk, Inc	60,720
11,983		Automatic Data Processing, Inc	531,446
1,870	*	BEA Systems, Inc	16,568
858	*	Bisys Group, Inc	14,114
1,215	*	BMC Software, Inc	22,599
1,714	*	Brocade Communications Systems, Inc	13,095
1,658	*	Cadence Design Systems, Inc	22,897
1,848	*	Ceridian Corp	33,781
612	*	Ciber, Inc	5,900
600	*	Citrix Systems, Inc	14,718
2,458	*	CNET Networks, Inc	27,603
1,400	*	Cognizant Technology Solutions Corp	59,262
3,367	*	Compuware Corp	21,784
1,964	*	Convergys Corp	29,440
100	*	CSG Systems International, Inc	1,870
342		Deluxe Corp	12,767
100	*	Digital Insight Corp	1,840
1,364	*	DST Systems, Inc	71,092
608	*	Dun & Bradstreet Corp	36,267
1	*	E.piphany, Inc	5
400	*	Earthlink, Inc	4,608
43	*	eFunds Corp	1,032
2,526	*	Electronic Arts, Inc	155,804
8,116		Electronic Data Systems Corp	187,480
400	*	Equinix, Inc	17,096
233	*	Extreme Networks, Inc	1,526
300		Fair Isaac Corp	11,004
400	*	First Advantage Corp	8,160
2,923	*	Fiserv, Inc	117,475
190	*	Getty Images, Inc	13,082
1,626	*	GSI Commerce, Inc	28,910
620		Henry (Jack) & Associates, Inc	12,344
366	*	iGate Corp	1,482
2,336		IMS Health, Inc	54,219
2,700	*	Innovative Solutions & Support, Inc	90,072
600	*	Intrado, Inc	7,260
1,090	*	Intuit, Inc	47,971
1,900	*	Ipass, Inc	14,060
1,277	*	Iron Mountain, Inc	38,936
5,785	*	Juniper Networks, Inc	157,294
938	*	Lamar Advertising Co	40,128
613		Manpower, Inc	29,608
41	*	Mercury Interactive Corp	1,868
98,542		Microsoft Corp	2,632,057
1,100	*	Mindspeed Technologies, Inc	3,058
1,291	*	Monster Worldwide, Inc	43,429
300	*	NCR Corp	20,769
500		NDCHealth Corp	9,295
1,302	*	NIC, Inc	6,614
4,100	*	Novell, Inc	27,675
3,413		Omnicom Group, Inc	287,784
42,703	*	Oracle Corp	585,885
100	*	PalmSource, Inc	1,274
800	*	PDI, Inc	17,824
1,100	*	Perot Systems Corp (Class A)	17,633
354	*	Pixar	30,306

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

1,100	*	Red Hat, Inc	$14,685
500	*	Retek, Inc	3,075
1,525		Robert Half International, Inc	44,881
821	*	Sapient Corp	6,494
224	*	Scansoft, Inc	939
3,600	*	Siebel Systems, Inc	37,800
1,789	*	Spherion Corp	15,028
41,275	*	Sun Microsystems, Inc	222,060
3,752	*	SunGard Data Systems, Inc	106,294
1,000	*	Sykes Enterprises, Inc	6,950
6,040	*	Symantec Corp	155,590
504	*	Synopsys, Inc	9,888
1,828		Total System Services, Inc	44,420
580	*	Trizetto Group, Inc	5,510
2,669	*	Unisys Corp	27,170
500	*	United Rentals, Inc	9,450
600	*	Universal Compression Holdings, Inc	20,946
2,432	*	VeriSign, Inc	81,521
3,695	*	Veritas Software Corp	105,492
12,174	*	Yahoo!, Inc	458,716

		TOTAL BUSINESS SERVICES	7,274,682

CHEMICALS AND ALLIED PRODUCTS - 8.81%
762	*	Abgenix, Inc	7,879
692	*	Able Laboratories, Inc	15,743
354	*	Adolor Corp	3,512
2,000	*	Advancis Pharmaceutical Corp	7,640
6,213		Air Products & Chemicals, Inc	360,168
64	*	Alexion Pharmaceuticals, Inc	1,613
309	*	Alkermes, Inc	4,354
4,555		Allergan, Inc	369,274
700	*	American Pharmaceutical Partners, Inc	26,187
17,067	*	Amgen, Inc	1,094,848
900	*	Amylin Pharmaceuticals, Inc	21,024
227	*	Atherogenics, Inc	5,348
1,313	*	Avant Immunotherapeutics, Inc	2,639
2,418		Avery Dennison Corp	145,007
4,744		Avon Products, Inc	183,593
2,056	*	Barr Pharmaceuticals, Inc	93,630
1,749	*	Benthley Pharmaceuticals, Inc	18,802
800	*	BioCryst Pharmaceuticals, Inc	4,624
2,200	*	Bioenvision, Inc	19,712
4,931	*	Biogen Idec, Inc	328,454
1,012	*	BioMarin Pharmaceutical, Inc	6,467
423	*	Biosite, Inc	26,031
1,619	*	Bone Care International, Inc	45,089
890	*	Bradley Pharmaceuticals, Inc	17,266
1,225		Cabot Corp	47,383
416	*	Cell Therapeutics, Inc	3,386
422	*	Cephalon, Inc	21,471
100	*	Charles River Laboratories International, Inc	4,601
730	*	Chattem, Inc	24,163
2,223		Clorox Co	131,001
8,194		Colgate-Palmolive Co	419,205
692	*	Cubist Pharmaceuticals, Inc	8,186
1,100	*	Curis, Inc	5,742
1,200	*	Cytogen Corp	13,824
500	*	Dade Behring Holdings, Inc	28,000
574	*	Dendreon Corp	6,188
1,344		Diagnostic Products Corp	73,987

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

298	*	Digene Corp	$7,793
1,723	*	Dov Pharmaceutical, Inc	31,100
9,338	*	Durect Corp	30,629
800	*	Dusa Pharmaceuticals, Inc	11,440
3,892		Ecolab, Inc	136,726
166	*	Encysive Pharmaceuticals, Inc	1,648
400	*	Enzon, Inc	5,488
1,502	*	Eon Labs, Inc	40,554
600	*	EPIX Pharmaceuticals, Inc	10,746
2,682	*	First Horizon Pharmaceutical	61,391
6,298	*	Forest Laboratories, Inc	282,528
2,300	*	Genaera Corp	7,866
1,900	*	Genelabs Technologies	2,280
883	*	Genta, Inc	1,554
3,947	*	Genzyme Corp	229,202
860	*	Geron Corp	6,854
6,306	*	Gilead Sciences, Inc	220,647
16,014		Gillette Co	717,107
837	*	Guilford Pharmaceuticals, Inc	4,143
68		H.B. Fuller Co	1,939
1,380	*	Hollis-Eden Pharmaceuticals	13,000
1,487	*	Human Genome Sciences, Inc	17,874
504	*	ICOS Corp	14,253
959	*	Idexx Laboratories, Inc	52,352
1,492	*	Immunogen, Inc	13,189
1,170	*	Immunomedics, Inc	3,557
2,269	*	Impax Laboratories, Inc	36,032
1,678	*	Indevus Pharmaceuticals, Inc	10,001
179	*	InterMune, Inc	2,374
845	*	Inverness Medical Innovations, Inc	21,210
500	*	Invitrogen Corp	33,565
1,426	*	Isis Pharmaceuticals, Inc	8,413
3,947	*	King Pharmaceuticals, Inc	48,943
13	*	Kos Pharmaceuticals, Inc	489
1,050	*	KV Pharmaceutical Co (Class A)	23,153
627	*	Lannett Co, Inc	6,176
625	*	Ligand Pharmaceuticals, Inc (Class B)	7,275
1,700		Mannatech, Inc	32,368
725	*	Martek Biosciences Corp	37,120
1,010	*	Medarex, Inc	10,888
1,312		Medicis Pharmaceutical Corp (Class A)	46,064
3,055	*	MedImmune, Inc	82,821
35,148		Merck & Co, Inc	1,129,657
688	*	MGI Pharma, Inc	19,271
2,869	*	Millennium Pharmaceuticals, Inc	34,772
6,894		Mylan Laboratories, Inc	121,886
573	*	Nabi Biopharmaceuticals	8,394
1,057	*	Nektar Therapeutics	21,394
722	*	Neose Technologies, Inc	4,852
400	*	Northfield Laboratories, Inc	9,020
1,237	*	Noven Pharmaceuticals, Inc	21,103
100	*	NPS Pharmaceuticals, Inc	1,828
1,100	*	Nutraceutical International Corp	16,951
700	*	Nuvelo, Inc	6,895
319	*	OraSure Technologies, Inc	2,144
468	*	OSI Pharmaceuticals, Inc	35,030
3,549	*	Pain Therapeutics, Inc	25,588
5,794	*	Palatin Technologies, Inc	15,412
500	*	Par Pharmaceutical Cos, Inc	20,690
1,110	*	Penwest Pharmaceuticals Co	13,276
1,766	*	Peregrine Pharmaceuticals, Inc	2,066

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

300	*	Pharmion Corp	$12,663
924	*	Pozen, Inc	6,717
2,195	*	Praecis Pharmaceuticals, Inc	4,171
8,018		Praxair, Inc	353,995
36,251		Procter & Gamble Co	1,996,705
937	*	Progenics Pharmaceuticals	16,079
592	*	Protein Design Labs, Inc	12,231
5,483		Rohm & Haas Co	242,513
1,668	*	Salix Pharmaceuticals Ltd	29,340
1,190	*	Sepracor, Inc	70,650
1,206		Sigma-Aldrich Corp	72,915
1,211	*	SuperGen, Inc	8,538
530	*	Tanox, Inc	8,056
369	*	Third Wave Technologies, Inc	3,173
235	*	United Therapeutics Corp	10,610
300	*	USANA Health Sciences, Inc	10,260
719	*	Vertex Pharmaceuticals, Inc	7,600
508	*	Vicuron Pharmaceuticals, Inc	8,844
1,900	*	Vion Pharmaceuticals, Inc	8,911
2,448	*	Watson Pharmaceuticals, Inc	80,319
2,800		Wellman, Inc	29,932
4,800	*	Zila, Inc	20,544
1,700	*	Zymogenetics, Inc	39,100

		TOTAL CHEMICALS AND ALLIED PRODUCTS	10,492,888

COMMUNICATIONS - 4.97%
1,749		Alltel Corp	102,771
12,600		AT&T Corp	240,156
4,328	*	Avaya, Inc	74,442
22,132		BellSouth Corp	615,048
20,965	*	Comcast Corp (Class A)	697,715
6,583	*	Comcast Corp (Special Class A)	216,186
600	*	Foundry Networks, Inc	7,896
5,460	*	IAC/InterActiveCorp	150,805
846	*	Infonet Services Corp (Class B)	1,709
3,213	*	Liberty Media International, Inc	148,537
2,527	*	Lucent Technologies Inc Wts 12/10/07	3,993
43,959	*	Lucent Technologies, Inc	165,286
2,220	*	Mastec, Inc	22,444
7,527	*	Nextel Communications, Inc (Class A)	225,810
400	*	Novatel Wireless, Inc	7,752
400	*	NTL, Inc	29,184
52,048		SBC Communications, Inc	1,341,277
14,345		Sprint Corp	356,473
861	*	Univision Communications, Inc (Class A)	25,201
35,776		Verizon Communications, Inc	1,449,286
142	*	West Corp	4,702
769	*	XM Satellite Radio Holdings, Inc	28,930

		TOTAL COMMUNICATIONS	5,915,603

DEPOSITORY INSTITUTIONS - 9.81%
6,593		AmSouth Bancorp	170,759
13,107		BB&T Corp	551,149
3,369		Comerica, Inc	205,576
11,658		Fifth Third Bancorp	551,190
5,888		Golden West Financial Corp	361,641
91		IndyMac Bancorp, Inc	3,135
53,718		JPMorgan Chase & Co	2,095,539

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

9,972		KeyCorp	$338,051
1,500		M & T Bank Corp	161,760
2,300		Marshall & Ilsley Corp	101,660
7,565		Mellon Financial Corp	235,347
15,456		National City Corp	580,373
2,400		New York Community Bancorp, Inc	49,368
6,202		North Fork Bancorp, Inc	178,928
1,981		Northern Trust Corp	96,237
6,264		PNC Financial Services Group, Inc	359,804
11,054		Regions Financial Corp	393,412
1,898		Sovereign Bancorp, Inc	42,800
4,699		State Street Corp	230,815
7,354		SunTrust Banks, Inc	543,314
3,086		Synovus Financial Corp	88,198
36,758		U.S. Bancorp	1,151,261
1,300		UnionBanCal Corp	83,824
27,649		Wachovia Corp	1,454,337
26,649		Wells Fargo & Co	1,656,235

		TOTAL DEPOSITORY INSTITUTIONS	11,684,713

EATING AND DRINKING PLACES - 1.03%
300		Applebee's International, Inc	7,935
1,540		Darden Restaurants, Inc	42,720
32,863		McDonald's Corp	1,053,588
761		Outback Steakhouse, Inc	34,839
2,097		Wendy's International, Inc	82,328

		TOTAL EATING AND DRINKING PLACES	1,221,410

EDUCATIONAL SERVICES - 0.16%
1,916	*	Apollo Group, Inc (Class A)	154,640
810	*	Career Education Corp	32,400

		TOTAL EDUCATIONAL SERVICES	187,040

ELECTRIC, GAS, AND SANITARY SERVICES - 5.35%
14,983	*	AES Corp	204,818
1,296		AGL Resources, Inc	43,079
5,033		Allete, Inc	184,963
11,227	*	Aquila, Inc	41,428
2,300		Atmos Energy Corp	62,905
6,485		Avista Corp	114,590
3,992		Black Hills Corp	122,475
1,015	*	Casella Waste Systems, Inc (Class A)	14,860
500		Citizens Communications Co	6,895
7,801		Cleco Corp	158,048
600		Connecticut Water Service, Inc	15,894
1,513		Crosstex Energy, Inc	63,395
9,614		DPL, Inc	241,408
9,786		Empire District Electric Co	221,946
600		Energen Corp	35,370
5,483		Equitable Resources, Inc	332,599
8,910		Hawaiian Electric Industries, Inc	259,727
6,850		Idacorp, Inc	209,405
7,034		KeySpan Corp	277,491
9,370		Kinder Morgan, Inc	685,228
2,828		MGE Energy, Inc	101,893
5,091		National Fuel Gas Co	144,279

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

300		New Jersey Resources Corp	$13,002
1,262		Nicor, Inc	46,618
18,078		NiSource, Inc	411,817
15,469		OGE Energy Corp	410,083
4,614		Otter Tail Corp	117,795
2,275		Peoples Energy Corp	99,986
16,984		Pepco Holdings, Inc	362,099
800		Piedmont Natural Gas Co, Inc	18,592
17,459		Puget Energy, Inc	431,237
4,400		Questar Corp	224,224
897		Resource America, Inc (Class A)	29,153
8,094	*	Sierra Pacific Resources	84,987
600		SJW Corp	21,840
33	*	Southern Union Co	791
331	*	Stericycle, Inc	15,209
900		UGI Corp	36,819
6,163		Unisource Energy Corp	148,590
441	*	Waste Connections, Inc	15,104
3,414		Western Gas Resources, Inc	99,860
1,200		WGL Holdings, Inc	37,008
12,640		Williams Cos, Inc	205,906

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	6,373,416

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 5.31%
3,298	*	Advanced Micro Devices, Inc	72,622
365	*	Agere Systems, Inc (Class A)	500
10,000	*	Agere Systems, Inc (Class B)	13,500
2,400	*	Altera Corp	49,680
1,700		American Power Conversion Corp	36,380
3,954		Ametek, Inc	141,039
86	*	Amkor Technology, Inc	574
3,700		Analog Devices, Inc	136,604
671	*	Arris Group, Inc	4,724
2,200	*	Artesyn Technologies, Inc	24,860
2,119	*	Avanex Corp	7,014
1,842		AVX Corp	23,209
961		Baldor Electric Co	26,456
1,975	*	Broadcom Corp (Class A)	63,753
498	*	Broadwing Corp	4,537
800	*	Carrier Access Corp	8,544
821	*	C-COR, Inc	7,635
6,601	*	CIENA Corp	22,047
1,015	*	Comverse Technology, Inc	24,817
2,081	*	Conexant Systems, Inc	4,141
600	*	DDi Corp	1,908
300	*	Ditech Communications Corp	4,485
10,200	*	Eagle Broadband, Inc	6,732
12,878		Emerson Electric Co	902,748
500	*	Energizer Holdings, Inc	24,845
1,273	*	Finisar Corp	2,902
259	*	FuelCell Energy, Inc	2,564
900		Harman International Industries, Inc	114,300
600	*	Harmonic, Inc	5,004
800		Hubbell, Inc (Class B)	41,840
74,000		Intel Corp	1,730,860
500	*	Interdigital Communications Corp	11,050
600		Intersil Corp (Class A)	10,044
683	*	InterVoice, Inc	9,118
1,207	*	Jabil Circuit, Inc	30,875

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

14,268	*	JDS Uniphase Corp	$45,230
576	*	Kemet Corp	5,155
286		LSI Industries, Inc	3,275
3,500	*	LSI Logic Corp	19,180
3,297		Maxim Integrated Products, Inc	139,760
3,888	*	McData Corp (Class A)	23,172
700	*	Merix Corp	8,064
1,000		Microchip Technology, Inc	26,660
6,032	*	Micron Technology, Inc	74,495
1,935		Molex, Inc	58,050
29,647		Motorola, Inc	509,928
4,302	*	MRV Communications, Inc	15,788
864	*	Mykrolis Corp	12,243
2,902		National Semiconductor Corp	52,091
800	*	NMS Communications Corp	5,048
903	*	Novellus Systems, Inc	25,185
403	*	Openwave Systems, Inc	6,230
6,239	*	Optical Communication Products, Inc	15,598
200	*	Polycom, Inc	4,664
300	*	QLogic Corp	11,019
18,700		Qualcomm, Inc	792,880
300	*	Rambus, Inc	6,900
1,264		Scientific-Atlanta, Inc	41,725
8,669	*	Sirius Satellite Radio, Inc	66,318
1,259	*	Stratex Networks, Inc	2,845
2,488	*	Sycamore Networks, Inc	10,101
4,390	*	Tellabs, Inc	37,710
1,300	*	Terayon Communication Systems, Inc	3,523
21,274		Texas Instruments, Inc	523,766
1,538	*	Thomas & Betts Corp	47,294
1,600	*	Tripath Technology, Inc	2,000
832	*	Utstarcom, Inc	18,429
600	*	Vishay Intertechnology, Inc	9,012
1,600	*	Vitesse Semiconductor Corp	5,648
2,600	*	Westell Technologies, Inc	17,680
300	*	Wilson Greatbatch Technologies, Inc	6,726
200		Woodhead Industries, Inc	3,206
3,000		Xilinx, Inc	88,950
3,425	*	Zhone Technologies, Inc	8,871

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	6,326,330

ENGINEERING AND MANAGEMENT SERVICES - 0.54%
1,200	*	Accelrys, Inc	9,360
200	*	Affymetrix, Inc	7,310
575	*	Antigenics, Inc	5,819
1,251	*	Applera Corp (Celera Genomics Group)	17,201
436	*	Ariad Pharmaceuticals, Inc	3,239
2,292	*	BearingPoint, Inc	18,405
766	*	Ciphergen Biosystems, Inc	3,294
873	*	CuraGen Corp	6,251
232	*	CV Therapeutics, Inc	5,336
1,086	*	Decode Genetics, Inc	8,482
480	*	Digitas, Inc	4,584
600	*	Dyax Corp	4,332
50	*	Gartner, Inc (Class A)	623
200	*	Gen-Probe, Inc	9,042
39	*	Hewitt Associates, Inc	1,248
2,197	*	Incyte Corp	21,948
464	*	Kosan Biosciences, Inc	3,216
527	*	Lexicon Genetics, Inc	4,087

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

918	*	Luminex Corp	$8,152
800	*	Maxim Pharmaceuticals, Inc	2,416
2,571		Moody's Corp	223,291
39	*	Neopharm, Inc	488
1,200	*	Oscient Pharmaceuticals Corp	4,380
6,620		Paychex, Inc	225,610
200	*	Pharmaceutical Product Development, Inc	8,258
1,300	*	Pharmos Corp	1,846
608	*	Regeneron Pharmaceuticals, Inc	5,600
1,449	*	Seattle Genetics, Inc	9,462
19	*	Symyx Technologies, Inc	572
517	*	TRC Cos, Inc	8,789
590	*	Trimeris, Inc	8,360

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	641,001

FABRICATED METAL PRODUCTS - 1.26%
1,423		Commercial Metals Co	71,947
3,449	*	Crown Holdings, Inc	47,389
500		Gulf Island Fabrication, Inc	10,915
1,727		Harsco Corp	96,263
8,301		Illinois Tool Works, Inc	769,337
9,528		Masco Corp	348,058
600	*	Shaw Group, Inc	10,710
900		Snap-On, Inc	30,924
1,800		Stanley Works	88,182
7,853	*	Tower Automotive, Inc	18,769
83		Valmont Industries, Inc	2,084

		TOTAL FABRICATED METAL PRODUCTS	1,494,578

FOOD AND KINDRED PRODUCTS - 3.34%
2,703		Campbell Soup Co	80,793
32,655		Coca-Cola Co	1,359,428
2,259		Coca-Cola Enterprises, Inc	47,100
5,264		General Mills, Inc	261,673
4,908		H.J. Heinz Co	191,363
2,564		Hershey Foods Corp	142,405
6,164		Kellogg Co	275,284
600		Pepsi Bottling Group, Inc	16,224
26,674		PepsiCo, Inc	1,392,383
2,980		Wrigley (Wm.) Jr Co	206,186

		TOTAL FOOD AND KINDRED PRODUCTS	3,972,839

FOOD STORES - 0.77%
7,883		Albertson's, Inc	188,246
10,565	*	Kroger Co	185,310
800	*	Pathmark Stores, Inc	4,648
5,800	*	Safeway, Inc	114,492
6,290	*	Starbucks Corp	392,244
200		Whole Foods Market, Inc	19,070
2,324	*	Winn-Dixie Stores, Inc	10,574

		TOTAL FOOD STORES	914,584

FURNITURE AND FIXTURES - 0.46%
1,130		Hillenbrand Industries, Inc	62,760
5,294		Johnson Controls, Inc	335,851

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

3,585		Leggett & Platt, Inc	$101,922
1,863		Newell Rubbermaid, Inc	45,066

		TOTAL FURNITURE AND FIXTURES	545,599

FURNITURE AND HOMEFURNISHINGS STORES - 0.29%
3,153	*	Bed Bath & Beyond, Inc	125,584
2,734		Best Buy Co, Inc	162,454
1,379		Circuit City Stores, Inc (Circuit City Group)	21,568
971		RadioShack Corp	31,926
76	*	Williams-Sonoma, Inc	2,663

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	344,195

GENERAL BUILDING CONTRACTORS - 0.39%
1,324		Centex Corp	78,884
3,652		D.R. Horton, Inc	147,212
400		KB Home	41,760
1,740		Lennar Corp (Class A)	98,623
64		Lennar Corp (Class B)	3,341
1,398		Pulte Homes, Inc	89,192

		TOTAL GENERAL BUILDING CONTRACTORS	459,012

GENERAL MERCHANDISE STORES - 1.38%
300	*	99 Cents Only Stores	4,848
331	*	Big Lots, Inc	4,015
41	*	BJ's Wholesale Club, Inc	1,194
6,077		Costco Wholesale Corp	294,188
2,008		Dollar General Corp	41,706
702	*	Dollar Tree Stores, Inc	20,133
1,021		Family Dollar Stores, Inc	31,886
2,391		J.C. Penney Co, Inc	98,987
2,951	*	Kohl's Corp	145,101
6,218		May Department Stores Co	182,809
45		Saks, Inc	653
3,313		Sears Roebuck & Co	169,062
12,478		Target Corp	647,983

		TOTAL GENERAL MERCHANDISE STORES	1,642,565

HEALTH SERVICES - 0.49%
5,689	*	Caremark Rx, Inc	224,317
550	*	Coventry Health Care, Inc	29,194
300	*	DaVita, Inc	11,859
731	*	Express Scripts, Inc	55,878
2,395	*	First Health Group Corp	44,810
2,441		Health Management Associates, Inc (Class A)	55,460
104		Hooper Holmes, Inc	616
34	*	LifePoint Hospitals, Inc	1,184
885	*	Lincare Holdings, Inc	37,745
1,241		Manor Care, Inc	43,969
229	*	NeighborCare, Inc	7,035
929	*	OCA, Inc	5,899
645		Option Care, Inc	11,088
465	*	Specialty Laboratories, Inc	5,134
798	*	Triad Hospitals, Inc	29,694
483		Universal Health Services, Inc (Class B)	21,494
200	*	VistaCare, Inc (Class A)	3,326

		TOTAL HEALTH SERVICES	588,702

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

HOLDING AND OTHER INVESTMENT OFFICES - 3.14%
5,124		Allied Capital Corp	$132,404
884		AMB Property Corp	35,705
2,200		American Financial Realty Trust	35,596
7,391		Archstone-Smith Trust	283,075
1,147		AvalonBay Communities, Inc	86,369
2,085		Boston Properties, Inc	134,837
300		Capstead Mortgage Corp	3,162
1,100		Cherokee, Inc	38,808
1,632		Crescent Real Estate Equities Co	29,800
200		Developers Diversified Realty Corp	8,874
2,116		Duke Realty Corp	72,240
14,689		Equity Office Properties Trust	427,744
8,162		Equity Residential	295,301
1,000		First Industrial Realty Trust, Inc	40,730
400		Fremont General Corp	10,072
1,200		Friedman Billings Ramsey Group, Inc	23,268
2,980		General Growth Properties, Inc	107,757
700		Harris & Harris Group, Inc	11,466
200		Health Care Property Investors, Inc	5,538
800		Hospitality Properties Trust	36,800
3,400		Host Marriott Corp	58,820
1,500		HRPT Properties Trust	19,245
1,329		iStar Financial, Inc	60,151
1,700		Kimco Realty Corp	98,583
1,400		Origen Financial, Inc	10,472
3,693		Prologis	160,018
2,182		Public Storage, Inc	121,647
5,337		Simon Property Group, Inc	345,144
2,403		Vornado Realty Trust	182,940
20,376		Washington Mutual, Inc	861,497

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	3,738,063

HOTELS AND OTHER LODGING PLACES - 0.10%
1,300		Choice Hotels International, Inc	75,400
1,656		Marcus Corp	41,632

		TOTAL HOTELS AND OTHER LODGING PLACES	117,032

INDUSTRIAL MACHINERY AND EQUIPMENT - 8.37%
14,766		3M Co	1,211,846
3,581	*	American Standard Cos, Inc	147,967
3,968	*	Apple Computer, Inc	255,539
20,168	*	Applied Materials, Inc	344,873
947		Black & Decker Corp	83,649
375	*	Brooks Automation, Inc	6,458
490	*	Cirrus Logic, Inc	2,700
73,191	*	Cisco Systems, Inc	1,412,586
900	*	Cooper Cameron Corp	48,429
834		Cummins, Inc	69,881
4,967		Deere & Co	369,545
29,850	*	Dell, Inc	1,257,879
27,842	*	EMC Corp	414,011
441	*	Emulex Corp	7,426
800	*	Global Power Equipment Group, Inc	7,872
696		Graco, Inc	25,996
2,598	*	Grant Prideco, Inc	52,090
40,547		Hewlett-Packard Co	850,271
1,742	*	InFocus Corp	15,957
22,421		International Business Machines Corp	2,210,262

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

600	*	Lam Research Corp	$17,346
1,319	*	Lexmark International, Inc	112,115
136		Lincoln Electric Holdings, Inc	4,697
400		Lufkin Industries, Inc	15,963
1,800	*	Maxtor Corp	9,540
2,521	*	Milacron, Inc	8,546
992		Modine Manufacturing Co	33,500
1,600	*	National-Oilwell, Inc	56,464
2,811	*	Network Appliance, Inc	93,381
976		Nordson Corp	39,108
700	*	Oil States International, Inc	13,503
719	*	PalmOne, Inc	22,684
1,300		Pentair, Inc	56,628
5,142		Pitney Bowes, Inc	237,972
200	*	Presstek, Inc	1,936
300	*	Quantum Corp	786
1,200	*	Sandisk Corp	29,964
2,459	*	Semitool, Inc	22,820
2,500	*	Silicon Graphics, Inc	4,325
679	*	Simpletech, Inc	3,123
2,242	*	Smith International, Inc	121,987
9,105	*	Solectron Corp	48,530
948		SPX Corp	37,977
271	*	Storage Technology Corp	8,566
152	*	UNOVA, Inc	3,844
485	*	Western Digital Corp	5,257
9,687	*	Xerox Corp	164,776

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	9,970,575

INSTRUMENTS AND RELATED PRODUCTS - 3.36%
567	*	Advanced Medical Optics, Inc	23,326
73	*	Aksys Ltd	406
497	*	Align Technology, Inc	5,343
300		Analogic Corp	13,437
2,400		Applera Corp (Applied Biosystems Group)	50,184
992		Bard (C.R.), Inc	63,468
483		Bausch & Lomb, Inc	31,134
12,431		Baxter International, Inc	429,367
522		Beckman Coulter, Inc	34,969
5,435		Becton Dickinson & Co	308,708
4,506		Biomet, Inc	195,515
8,908	*	Boston Scientific Corp	316,679
864	*	Bruker BioSciences Corp	3,482
1,930	*	Cardiac Science, Inc	4,130
975	*	Closure Medical Corp	19,013
681	*	Credence Systems Corp	6,231
200	*	Cyberoptics Corp	2,974
496	*	Cytyc Corp	13,675
706		Dentsply International, Inc	39,677
3,000	*	Depomed, Inc	16,200
500	*	DJ Orthopedics, Inc	10,710
207	*	Edwards Lifesciences Corp	8,541
400	*	Faro Technologies, Inc	12,472
708	*	Fisher Scientific International, Inc	44,165
4,053		Guidant Corp	292,221
1,200	*	Hanger Orthopedic Group, Inc	9,720
543	*	Input/Output, Inc	4,800
1,000	*	Ista Pharmaceuticals, Inc	10,120
1,435	*	KLA-Tencor Corp	66,842
1,100	*	LTX Corp	8,459

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

18,076		Medtronic, Inc	$897,835
195	*	Millipore Corp	9,713
305	*	MKS Instruments, Inc	5,658
1,300	*	Nanogen, Inc	9,568
596		Oakley, Inc	7,599
1,038	*	Orthologic Corp	6,488
2,064		PerkinElmer, Inc	46,419
5,180	*	St. Jude Medical, Inc	217,197
4,892		Stryker Corp	236,039
100	*	Techne Corp	3,890
400		Tektronix, Inc	12,084
1,741		Teleflex, Inc	90,428
1,450	*	Thermo Electron Corp	43,776
1,349	*	TriPath Imaging, Inc	12,101
1,070	*	Varian Medical Systems, Inc	46,267
847	*	Waters Corp	39,631
3,386	*	Zimmer Holdings, Inc	271,286
347	*	Zygo Corp	4,091

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	4,006,038

INSURANCE AGENTS, BROKERS AND SERVICE - 0.68%
320		Brown & Brown, Inc	13,936
3,500		Crawford & Co (Class B)	26,250
964		Gallagher (Arthur J.) & Co	31,330
18,098		Marsh & McLennan Cos, Inc	595,424
3,437	*	Medco Health Solutions, Inc	142,979

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	809,919

INSURANCE CARRIERS - 5.89%
2,400		Aetna, Inc	299,400
8,194		Aflac, Inc	326,449
200		Ambac Financial Group, Inc	16,426
31,123		American International Group, Inc	2,043,847
2,498		Chubb Corp	192,096
1,691		Cigna Corp	137,935
2,644		Cincinnati Financial Corp	117,023
737		Erie Indemnity Co (Class A)	38,744
1,295		Fidelity National Financial, Inc	59,143
3,996		Hartford Financial Services Group, Inc	276,963
1,822	*	Health Net, Inc	52,601
2,323	*	Humana, Inc	68,970
1,199		Jefferson-Pilot Corp	62,300
3,097		Lincoln National Corp	144,568
893		MBIA, Inc	56,509
105		MGIC Investment Corp	7,236
600	*	Pacificare Health Systems, Inc	33,912
900		Phoenix Cos, Inc	11,250
8,128		Principal Financial Group	332,760
2,433		Progressive Corp	206,416
12,259		Prudential Financial, Inc	673,755
1,993		Safeco Corp	104,114
10,654		St. Paul Travelers Cos, Inc	394,944
8,861		UnitedHealth Group, Inc	780,034
2,663		UnumProvident Corp	47,774
4,617	*	WellPoint, Inc	530,955

		TOTAL INSURANCE CARRIERS	7,016,124

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

LEATHER AND LEATHER PRODUCTS - 0.15%
2,488	*	Coach, Inc	$140,323
900		Weyco Group, Inc	39,861

		TOTAL LEATHER AND LEATHER PRODUCTS	180,184

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.01%
700	*	Laidlaw International, Inc	14,980

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	14,980

LUMBER AND WOOD PRODUCTS - 0.01%
1,474	*	Champion Enterprises, Inc	17,423

		TOTAL LUMBER AND WOOD PRODUCTS	17,423

METAL MINING - 0.16%
1,176		Cleveland-Cliffs, Inc	122,139
3,959		Royal Gold, Inc	72,212

		TOTAL METAL MINING	194,351

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.23%
1,009		Callaway Golf Co	13,622
200	*	Leapfrog Enterprises, Inc	2,720
10,534		Mattel, Inc	205,308
161		Nautilus Group, Inc	3,891
1,783		Russ Berrie & Co, Inc	40,724
87	*	Steinway Musical Instruments, Inc	2,518

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	268,783

MISCELLANEOUS RETAIL - 1.74%
2,395	*	Amazon.com, Inc	106,075
5,909		CVS Corp	266,319
5,798	*	eBay, Inc	674,191
456		Michaels Stores, Inc	13,666
1,860	*	Office Depot, Inc	32,290
782		Omnicare, Inc	27,073
451		Petsmart, Inc	16,024
7,223		Staples, Inc	243,487
694		Tiffany & Co	22,187
1,535	*	Toys 'R' Us, Inc	31,421
15,190		Walgreen Co	582,840
1,231		World Fuel Services Corp	61,304

		TOTAL MISCELLANEOUS RETAIL	2,076,877

MOTION PICTURES - 2.02%
44,908	*	Liberty Media Corp (Class A)	493,090
6,789		Metro-Goldwyn-Mayer, Inc	80,653
1,100	*	Reading International, Inc	9,196
522		Regal Entertainment Group (Class A)	10,832
55,662	*	Time Warner, Inc	1,082,069
26,458		Walt Disney Co	735,532

		TOTAL MOTION PICTURES	2,411,372

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

NONDEPOSITORY INSTITUTIONS - 4.62%
1,014		Advanta Corp (Class A)	$22,937
3,168		American Capital Strategies Ltd	105,653
21,353		American Express Co	1,203,669
800		Beverly Hills Bancorp, Inc	8,080
3,733		Capital One Financial Corp	314,356
3,880		CIT Group, Inc	177,782
7,405		Countrywide Financial Corp	274,059
17,733		Fannie Mae	1,262,767
12,880		Freddie Mac	949,256
21,972		MBNA Corp	619,391
600		MCG Capital Corp	10,278
4,148	*	Providian Financial Corp	68,318
9,005		SLM Corp	480,777

		TOTAL NONDEPOSITORY INSTITUTIONS	5,497,323

NONMETALLIC MINERALS, EXCEPT FUELS - 0.15%
2,151		Amcol International Corp	43,214
2,397		Vulcan Materials Co	130,900

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	174,114

OIL AND GAS EXTRACTION - 3.76%
9,361		Anadarko Petroleum Corp	606,686
11,934		Apache Corp	603,502
500		Berry Petroleum Co (Class A)	23,850
500		Cabot Oil & Gas Corp (Class A)	22,125
2,100	*	Callon Petroleum Co	30,366
900	*	Cheniere Energy, Inc	57,330
6,996		Chesapeake Energy Corp	115,434
1,138	*	Cimarex Energy Co	43,130
394	*	Clayton Williams Energy, Inc	9,023
288	*	Comstock Resources, Inc	6,350
500	*	Delta Petroleum Corp	7,840
2,065	*	Denbury Resources, Inc	56,684
14,834		Devon Energy Corp	577,339
1,200	*	Edge Petroleum Corp	17,496
400	*	Encore Acquisition Co	13,964
1,136	*	Energy Partners Ltd	23,027
6,117		ENSCO International, Inc	194,154
4,208		EOG Resources, Inc	300,283
1,943	*	Forest Oil Corp	61,632
1,300	*	FX Energy, Inc	15,184
2,700	*	Global Industries Ltd	22,383
4,100	*	Grey Wolf, Inc	21,607
598	*	Harvest Natural Resources, Inc	10,327
2,299		Helmerich & Payne, Inc	78,258
800	*	Houston Exploration Co	45,048
1,145	b*	KCS Energy, Inc	16,923
895	*	Magnum Hunter Resources, Inc	11,546
2,779	*	Meridian Resource Corp	16,813
3,300	*	Mission Resources Corp	19,272
1,598	*	Newfield Exploration Co	94,362
2,585		Noble Energy, Inc	159,391
1,000		Patina Oil & Gas Corp	37,500
2,418		Patterson-UTI Energy, Inc	47,030
200	*	Petroleum Development Corp	7,714
4,816		Pioneer Natural Resources Co	169,042
1,209	*	Plains Exploration & Production Co	31,434
1,797		Pogo Producing Co	87,137

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

3,552	*	Pride International, Inc	$72,958
200	*	Quicksilver Resources, Inc	7,356
603		Range Resources Corp	12,337
1,757		Rowan Cos, Inc	45,506
600		St. Mary Land & Exploration Co	25,044
455	*	Stone Energy Corp	20,516
1,641	*	Swift Energy Co	47,491
2,600		Tidewater, Inc	92,586
8,181	*	Transmontaigne, Inc	50,150
1,000	*	Unit Corp	38,210
1,300	*	Varco International, Inc	37,895
1,100	*	Veritas DGC, Inc	24,651
3,200		Vintage Petroleum, Inc	72,608
700	*	Whiting Petroleum Corp	21,175
6,865		XTO Energy, Inc	242,884

		TOTAL OIL AND GAS EXTRACTION	4,472,553

PAPER AND ALLIED PRODUCTS - 0.89%
400		Bemis Co	11,636
900		Bowater, Inc	39,573
10,000		Kimberly-Clark Corp	658,100
6,376		MeadWestvaco Corp	216,083
100	*	Pactiv Corp	2,529
2,371		Sonoco Products Co	70,300
911		Temple-Inland, Inc	62,312

		TOTAL PAPER AND ALLIED PRODUCTS	1,060,533

PERSONAL SERVICES - 0.01%
300	*	Weight Watchers International, Inc	12,321

		TOTAL PERSONAL SERVICES	12,321

PETROLEUM AND COAL PRODUCTS - 0.57%
2,236		Frontier Oil Corp	59,612
1,200	*	Giant Industries, Inc	31,812
1,678	*	Headwaters, Inc	47,823
3,067		Sunoco, Inc	250,605
6,384		Valero Energy Corp	289,834

		TOTAL PETROLEUM AND COAL PRODUCTS	679,686

PRIMARY METAL INDUSTRIES - 0.93%
2,500	*	Aleris International, Inc	42,300
1,100	*	Andrew Corp	14,993
558		Belden CDT, Inc	12,946
2,679	*	Century Aluminum Co	70,351
4,000		Engelhard Corp	122,680
648	*	General Cable Corp	8,975
768		Gibraltar Industries, Inc	18,140
1,700	*	International Steel Group, Inc	68,952
1,123	*	Lone Star Technologies, Inc	37,576
652	*	Maverick Tube Corp	19,756
1,969		Mueller Industries, Inc	63,402
1,624	*	NS Group, Inc	45,147
4,340		Nucor Corp	227,156
500		Quanex Corp	34,285
3,830		Ryerson Tull, Inc	60,323
1,548		Schnitzer Steel Industries, Inc (Class A)	52,524

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

1,530		Steel Dynamics, Inc	$57,956
900		Steel Technologies, Inc	24,759
80		Tredegar Corp	1,617
900	*	Wheeling-Pittsburgh Corp	34,686
4,488		Worthington Industries, Inc	87,875

		TOTAL PRIMARY METAL INDUSTRIES	1,106,399

PRINTING AND PUBLISHING - 0.94%
919		Dow Jones & Co, Inc	39,572
790		EW Scripps Co	38,141
300		Harte-Hanks, Inc	7,794
4,585		McGraw-Hill Cos, Inc	419,711
1,296		New York Times Co (Class A)	52,877
3,923		R.R. Donnelley & Sons Co	138,443
4,951		Tribune Co	208,635
137	*	Valassis Communications, Inc	4,796
218		Washington Post Co (Class B)	214,298

		TOTAL PRINTING AND PUBLISHING	1,124,267

RAILROAD TRANSPORTATION - 0.49%
12,084	*	ADC Telecommunications, Inc	32,385
1,461	*	Kansas City Southern Industries, Inc	25,904
14,474		Norfolk Southern Corp	523,814

		TOTAL RAILROAD TRANSPORTATION	582,103

REAL ESTATE - 0.02%
121	*	Avatar Holdings, Inc	5,820
68		Catellus Development Corp	2,081
2,380	*	Stewart Enterprises, Inc (Class A)	16,636

		TOTAL REAL ESTATE	24,537

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.06%
67		Bandag, Inc	3,337
1,671		Cooper Tire & Rubber Co	36,010
101		Reebok International Ltd	4,444
395	*	Sealed Air Corp	21,042
169	*	Skechers U.S.A., Inc (Class A)	2,190

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	67,023

SECURITY AND COMMODITY BROKERS - 2.04%
790		A.G. Edwards, Inc	34,136
2,296	*	Ameritrade Holding Corp	32,649
15,386		Charles Schwab Corp	184,017
300		Chicago Mercantile Exchange	68,610
50		Eaton Vance Corp	2,608
796		Federated Investors, Inc (Class B)	24,198
3,136		Franklin Resources, Inc	218,422
6,836		Goldman Sachs Group, Inc	711,217
7,451	*	Instinet Group, Inc	44,930
2,286		Janus Capital Group, Inc	38,428
496		Legg Mason, Inc	36,337

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

15,186		Merrill Lynch & Co, Inc	$907,667
184	*	Piper Jaffray Cos	8,823
738		SEI Investments Co	30,944
1,363		T Rowe Price Group, Inc	84,779

		TOTAL SECURITY AND COMMODITY BROKERS	2,427,765

SPECIAL TRADE CONTRACTORS - 0.02%
1,106	*	Integrated Electrical Services, Inc	5,353
500	*	Layne Christensen Co	9,075
1,802	*	Quanta Services, Inc	14,416

		TOTAL SPECIAL TRADE CONTRACTORS	28,844

STONE, CLAY, AND GLASS PRODUCTS - 0.19%
2,400	*	Anchor Glass Container Corp	16,128
241		Apogee Enterprises, Inc	3,232
48	*	Cabot Microelectronics Corp	1,922
300		CARBO Ceramics, Inc	20,700
15,511	*	Corning, Inc	182,564
16		Eagle Materials, Inc	1,382
53		Eagle Materials, Inc (Class B)	4,468

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	230,396

TRANSPORTATION BY AIR - 0.76%
600	*	Airtran Holdings, Inc	6,420
900	*	Alaska Air Group, Inc	30,141
2,587	*	AMR Corp	28,328
2,183	*	Continental Airlines, Inc (Class B)	29,558
3,244	*	Delta Air Lines, Inc	24,265
400	*	ExpressJet Holdings, Inc	5,152
4,490		FedEx Corp	442,220
4,628	*	FLYi, Inc	8,192
1,111	*	Frontier Airlines, Inc	12,677
975	*	JetBlue Airways Corp	22,640
1,832	*	Mesa Air Group, Inc	14,546
565		Skywest, Inc	11,334
16,739		Southwest Airlines Co	272,511

		TOTAL TRANSPORTATION BY AIR	907,984

TRANSPORTATION EQUIPMENT - 1.31%
500		American Axle & Manufacturing Holdings, Inc	15,330
1,603		ArvinMeritor, Inc	35,859
2,860		Autoliv, Inc	138,138
6,700	*	BE Aerospace, Inc	77,988
1,937		Brunswick Corp	95,882
800		Coachmen Industries, Inc	13,888
5,323		Dana Corp	92,248
17,975		Delphi Corp	162,135
200		Federal Signal Corp	3,532
1,100	*	Fleetwood Enterprises, Inc	14,806
1,271		Gentex Corp	47,052
6,330		Genuine Parts Co	278,900
553		Greenbrier Cos, Inc	18,719
5,376		Harley-Davidson, Inc	326,592
700		Noble International Ltd	14,273

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

718	*	Sports Resorts International, Inc	$2,068
2,033		Standard Motor Products, Inc	32,121
300	*	Strattec Security Corp	18,786
1,000		Superior Industries International, Inc	29,050
1,482	*	Tenneco Automotive, Inc	25,550
2,300	*	TRW Automotive Holdings Corp	47,610
6,300		Visteon Corp	61,551
205	*	Wabash National Corp	5,521

		TOTAL TRANSPORTATION EQUIPMENT	1,557,599

TRANSPORTATION SERVICES - 0.06%
1,276		GATX Corp	37,719
283	*	RailAmerica, Inc	3,693
1,216		Sabre Holdings Corp	26,947

		TOTAL TRANSPORTATION SERVICES	68,359

TRUCKING AND WAREHOUSING - 0.71%
9,857		United Parcel Service, Inc (Class B)	842,379

		TOTAL TRUCKING AND WAREHOUSING	842,379

WATER TRANSPORTATION - 0.04%
1,000	*	Gulfmark Offshore, Inc	22,270
1,400	*	Hornbeck Offshore Services, Inc	27,020

		TOTAL WATER TRANSPORTATION	49,290

WHOLESALE TRADE-DURABLE GOODS - 2.72%
1,100		Action Performance Cos, Inc	12,089
4,000		Adesa, Inc	84,880
1,069		Barnes Group, Inc	28,339
998		BorgWarner, Inc	54,062
333		CDW Corp	22,095
500		Compx International, Inc	8,265
2,800		IKON Office Solutions, Inc	32,368
300	*	Ingram Micro, Inc (Class A)	6,240
43,122		Johnson & Johnson	2,734,797
400		Metal Management, Inc	10,748
1,196	*	Patterson Cos, Inc	51,894
1,592		Reliance Steel & Aluminum Co	62,024
137	*	Safeguard Scientifics, Inc	290
1,924		W.W. Grainger, Inc	128,177

		TOTAL WHOLESALE TRADE-DURABLE GOODS	3,236,268

WHOLESALE TRADE-NONDURABLE GOODS - 1.05%
1,290	*	Allscripts Healthcare Solutions, Inc	13,764
8,038		Cardinal Health, Inc	467,410
2,000	*	Endo Pharmaceuticals Holdings, Inc	42,040
243	*	Henry Schein, Inc	16,923
6,564		McKesson Corp	206,503
1,900	*	Metals USA, Inc	35,245
2,279		Perrigo Co	39,358
1,085	*	Priority Healthcare Corp (Class B)	23,620
582		Russell Corp	11,337

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		VALUE

202	Stride Rite Corp	$2,256
10,194	Sysco Corp	389,094

	TOTAL WHOLESALE TRADE-NONDURABLE GOODS	1,247,550

	TOTAL COMMON STOCKS
	(Cost $115,561,843)	119,072,677

PRINCIPAL

SHORT-TERM INVESTMENTS - 0.38%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.38%
$ 450,000	Federal Home Loan Bank (FHLB)
	1.000% 01/03/05	449,919

	TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	449,919

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $449,969)	449,919

	TOTAL PORTFOLIO - 100.37%	119,522,596
	(Cost $116,011,812)

	OTHER ASSETS AND LIABILITIES, NET - (0.37%)	(439,285)

	NET ASSETS - 100.00%	$119,083,311

*	Non-income producing
b	In bankruptcy

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2004, the aggregate cost of portfolio investments for federal income tax purposes was
$116,349,439. Net unrealized appreciation of portfolio investments aggregated $3,173,157, of which $17,388,885 related to appreciated portfolio investments and $14,215,728 related to depreciated portfolio investments.

TIAA-CREF MUTUAL FUNDS - Managed Allocation Fund

TIAA-CREF MUTUAL FUNDS MANAGED ALLOCATION FUND STATEMENT OF INVESTMENTS December 31, 2004

SHARES		VALUE

TIAA-CREF FUNDS - 99.92%
17,002,833	TIAA-CREF Bond Plus Fund	$175,639,273
11,205,845	TIAA-CREF Growth Equity Fund	102,757,604
1,286,982	TIAA-CREF High-Yield Bond Fund	12,200,593
8,219,709	TIAA-CREF Institutional Large Cap Value Fund - Retail Class	114,253,964
366,586	TIAA-CREF Institutional Real Estate Securities Fund - Retail Class	5,128,541
1,027,895	TIAA-CREF Institutional Small-Cap Equity Fund - Retail Class	15,778,189
5,743,352	TIAA-CREF International Equity Fund	61,281,576
2,379,321	TIAA-CREF Money Market Fund	2,379,321
692,014	TIAA-CREF Short-Term Bond Fund	7,300,756

	TOTAL TIAA-CREF FUNDS
	(Cost $484,725,803)	496,719,817

PRINCIPAL

SHORT-TERM INVESTMENTS - 0.06%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.06%
$310,000	Federal Home Loan Bank (FHLB)
	1.000% 01/03/05	309,944

	TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	309,944

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $309,978)	309,944

	TOTAL PORTFOLIO - 99.98%
	(Cost $485,035,781)	497,029,761

	OTHER ASSETS AND LIABILITIES, NET - 0.02%	115,061

	NET ASSETS - 100.00%	$497,144,822

At December 31, 2004, the aggregate cost of portfolio investments for federal income tax purposes was $485,915,787. Net unrealized appreciation of portfolio investments aggregated $11,113,974, of which $37,118,540 related to appreciated portfolio investments and $26,004,566 related to depreciated portfolio investments.

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

TIAA-CREF MUTUAL FUNDS HIGH-YIELD BOND FUND STATEMENT OF INVESTMENTS December 31, 2004

				MATURITY
PRINCIPAL			RATE	DATE	RATING +	VALUE

CORPORATE BONDS - 95.85%
AGRICULTURAL PRODUCTION-CROPS - 0.78%
$ 500,000		Dole Food Co Inc (Sr Note)	8.625	05/01/09	B2	$543,750
1,500,000		Dole Food Co Inc (Sr Note)	8.875	03/15/11	B2	1,631,250

		TOTAL AGRICULTURAL PRODUCTION-CROPS				2,175,000

AGRICULTURAL SERVICES - 0.37%
1,000,000	g	American Rock Salt Co LLC (Sec Note)	9.500	03/15/14	B3	1,045,000

		TOTAL AGRICULTURAL SERVICES				1,045,000

AMUSEMENT AND RECREATION SERVICES - 1.59%
1,000,000		Park Place Entertainment Corp (Sr Sub note)	7.500	09/01/09	Ba1	1,112,500
750,000		Scientific Games Corp (Sr Sub Note)	6.250	12/15/12	B1	763,125
500,000	g	Six Flags, Inc (Sr Note)	8.875	02/01/10	Caa1	506,250
500,000	g	Six Flags, Inc (Sr Note)	9.750	04/15/13	Caa1	507,500
500,000		Six Flags, Inc (Sr Note)	9.750	04/15/13	Caa1	507,500
1,000,000		Speedway Motorsports, Inc (Sr Sub Note)	6.750	06/01/13	Ba2	1,052,500

		TOTAL AMUSEMENT AND RECREATION SERVICES				4,449,375

APPAREL AND OTHER TEXTILE PRODUCTS - 1.46%
2,000,000		Broder Brothers	11.250	10/15/10	B3	2,090,000
500,000	g	Broder Brothers (Sr Note)	11.250	10/15/10	B3	522,500
1,000,000		Collins & Aikman Products Co (Guarantee Note)	10.750	12/31/11	B2	1,020,000
500,000	g	Collins & Aikman Products Co (Sr Sub Note)	12.875	08/15/12	B3	431,875

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS				4,064,375

AUTO REPAIR, SERVICES AND PARKING - 0.77%
2,000,000		Keystone Automotive Operations, Inc (Sr Sub Note)	9.750	11/01/13	B3	2,140,000

		TOTAL AUTO REPAIR, SERVICES AND PARKING				2,140,000

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.82%
1,500,000		Autonation, Inc (Guarantee Note)	9.000	08/01/08	Ba2	1,713,750
500,000		Travelcenters of America, Inc (Guarantee Note)	12.750	05/01/09	B3	566,250

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS				2,280,000

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.21%
500,000		Texas Industries, Inc (Sr Note)	10.250	06/15/11	B1	585,000

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES				585,000

BUSINESS SERVICES - 3.71%
2,000,000		Activant Solutions, Inc	10.500	06/15/11	B2	2,150,000
600,000		Advanstar Communications, Inc	10.750	08/15/10	B3	677,250

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING +	VALUE

$ 1,500,000		Advanstar, Inc (Guarantee Note)	0.00%	10/15/11	N/R	$1,269,375
1,500,000	g	Global Cash Access LLC/Global Cash Finance Corp (Sr Sub Note)	8.750	03/15/12	Caa1	1,616,250
1,000,000		Iron Mountain, Inc (Guarantee Note)	8.625	04/01/13	Caa1	1,062,500
1,500,000		Lamar Media Corp (Guarantee Note)	7.250	01/01/13	Ba3	1,620,000
1,000,000		United Rentals North America, Inc (Guarantee Note)	6.500	02/15/12	B1	975,000
1,000,000	g	United Rentals North America, Inc (Sr Sub Note)	7.750	11/15/13	B2	980,000

		TOTAL BUSINESS SERVICES				10,350,375

CHEMICALS AND ALLIED PRODUCTS - 8.14%
825,000		Acetex Corp (Sr Note)	10.875	08/01/09	B2	897,188
1,000,000	g	BCP Caylux Holdings Luxembourg SCA	9.625	06/15/14	B3	1,127,500
750,000	g	Church & Dwight Co, Inc (Sr Sub Note)	6.000	12/15/12	Ba3	763,125
500,000	g	Crompton Corp (Sr Note)	9.875	08/01/12	B1	572,500
500,000		Equistar Chemicals LP Note	8.750	02/15/09	B2	560,000
500,000		Equistar Chemicals LP/Equistar Funding Corp (Guarantee Note)	10.125	09/01/08	B2	576,250
500,000		Equistar Chemicals LP/Equistar Funding Corp (Sr Note)	10.625	05/01/11	B2	580,000
750,000	g	FMC Corp (Secured Note)	10.250	11/01/09	Ba2	860,625
1,000,000		Georgia Gulf Corp (Sr Note)	7.125	12/15/13	B1	1,080,000
1,000,000		HMP Equity Holdings Corp (Sr Discount Note)	0.000	05/15/08	N/A	661,250
1,000,000		Huntsman International LLC (Guarantee Note)	9.875	03/01/09	B3	1,097,500
1,000,000	g	IMC Global, Inc	10.875	08/01/13	B1	1,250,000
500,000		IMC Global, Inc (Guarantee Note)	11.250	06/01/11	B1	577,500
1,500,000		ISP Chemco, Inc (Guarantee Note)	10.250	07/01/11	B1	1,694,996
500,000		ISP Holdings, Inc (Secured Note)	10.625	12/15/09	B2	553,750
1,500,000		Johnsondiversey, Inc (Guarantee Note)	9.625	05/15/12	B2	1,676,250
2,500,000		Lyondell Chemical Co (Guarantee Note)	10.500	06/01/13	B1	2,975,000
500,000		Lyondell Chemical Co (Secured Note)	11.125	07/15/12	B1	593,750
1,000,000	g	Rockwood Specialties Group, Inc (Sr Sub Note)	10.625	05/15/11	B3	1,150,000
750,000	g	Rockwood Specialties Group, Inc (Sub Note)	7.500	11/15/14	B3	778,125
1,000,000	g	Scotts Co/The (Sr Sub Note)	6.625	11/15/13	Ba2	1,052,500
1,500,000	g	WH Holdings Ltd/WH Capital Corp (Sr Note)	9.500	04/01/11	B3	1,650,000

		TOTAL CHEMICALS AND ALLIED PRODUCTS				22,727,809

COAL MINING - 1.78%
1,000,000		Arch Western Finance LLC (Sr Note)	6.750	07/01/13	Ba3	1,032,500
750,000	g	Foundation PA Coal Co (Sr Note)	7.250	08/01/14	B1	798,750
500,000		Luscar Coal Ltd (Sr Note)	9.750	10/15/11	Ba3	567,500
1,000,000		Massey Energy Co	6.625	11/15/10	Ba3	1,045,000
1,000,000		Peabody Energy Corp	5.875	04/15/16	Ba3	995,000
500,000		Peabody Energy Corp (Guarantee Note)	6.875	03/15/13	Ba3	541,250

		TOTAL COAL MINING				4,980,000

COMMUNICATIONS - 12.78%
1,500,000		ACC Escrow Corp	10.000	08/01/11	B3	1,286,250
750,000		Allbritton Communications Co (Sr Sub Note)	7.750	12/15/12	B3	776,250
1,500,000		AT&T Corp (Sr Note)	8.050	11/15/11	Ba1	1,726,875
1,000,000	g	Capitol Records, Inc (Guarantee Note)	8.375	08/15/09	Ba1	1,122,500
1,000,000	g	Charter Communications Operating LLC	8.000	04/30/12	B2	1,040,000
1,500,000		Citizens Communications Co Note	9.250	05/15/11	Ba3	1,755,000
2,000,000		Corus Entertainment, Inc (Sr Sub Note)	8.750	03/01/12	B1	2,195,000
1,000,000		CSC Holdings Inc (Sr Sub Note)	10.500	05/15/16	B2	1,135,000
1,500,000		CSC Holdings, Inc (Sr Note)	7.625	04/01/11	B1	1,616,250
1,000,000		CSC Holdings, Inc Deb	7.875	02/15/18	B1	1,080,000
325,000		Echostar DBS Corp (Sr Note)	9.125	01/15/09	Ba3	357,500
1,000,000	g	Fairpoint Communications Inc (Sr Note)	11.875	03/01/10	B3	1,170,000
2,250,000	g	Fisher Communications, Inc (Sr Note)	8.625	09/15/14	B2	2,430,000
1,500,000		Gray Television, Inc (Guarantee Note)	9.250	12/15/11	B2	1,680,000
1,000,000		Nexstar Finance LLC/Nexstar Finance, Inc (Guarantee Note)	12.000	04/01/08	B3	1,080,000
1,000,000		Nextel Communications, Inc (Sr Note)	7.375	08/01/15	Ba3	1,100,000

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING +	VALUE

$2,000,000	g	PanAmSat Corp (Guarantee Note)	9.000	08/15/14	B2	$2,232,500
4,000,000	g	Qwest Corp (Sr Note)	7.875	09/01/11	Ba3	4,340,000
3,000,000	g	Qwest Corp Note	9.125	03/15/12	Ba3	3,465,000
750,000	g	Rogers Cable, Inc (Sec Note)	6.750	03/15/15	Ba3	766,875
1,000,000		Rogers Cantel, Inc Deb	9.750	06/01/16	Ba3	1,195,000
500,000		Rogers Wireless Communications, Inc (Secured Note)	9.625	05/01/11	Ba3	586,250
500,000		Videotron Ltee	6.875	01/15/14	Ba3	516,875
500,000		Videotron Ltee (Sr Note)	6.875	01/15/14	Ba3	516,875
500,000	g	Warner Music Group (Sr Sub Note)	7.375	04/15/14	B3	512,500

		TOTAL COMMUNICATIONS				35,682,500

EATING AND DRINKING PLACES - 0.56%
1,000,000	g	Carrols Corp (Sr Sub Note)	9.000	01/15/13	B3	1,035,000
500,000		Carrols Corp (Guarantee Note)	9.500	12/01/08	B3	516,710

		TOTAL EATING AND DRINKING PLACES				1,551,710

ELECTRIC, GAS, AND SANITARY SERVICES - 12.17%
500,000	g	AES Corp (Secured Note)	9.000	05/15/15	B1	572,500
500,000		AES Corp (Sr Note)	9.375	09/15/10	B2	581,250
1,000,000		AES Corp (Sr Note)	8.875	02/15/11	B2	1,142,500
1,750,000		AES Corp	7.750	03/01/14	B2	1,898,750
500,000	g	Allegheny Energy Supply Bond	8.250	04/15/12	B3	558,750
1,000,000		Allied Waste North America (Guarantee Note)	7.625	01/01/06	Ba3	1,030,000
1,000,000		Allied Waste North America (Sec Note)	6.500	11/15/10	Ba3	980,000
1,000,000		Allied Waste North America (Sec Note)	6.125	02/15/14	Ba4	940,000
1,000,000		Allied Waste North America (Sr Note)	7.875	04/15/13	B2	1,025,000
1,000,000	g	ANR Pipeline Co Note	8.875	03/15/10	B1	1,120,000
500,000		Aquila, Inc (Sr Note)	14.875	07/01/12	B2	700,625
500,000		BRL Universal Equipment 2001 A LP (Secured Note)	8.875	02/15/08	Ba3	525,625
500,000	g	Calpine Corp (Secured Note)	8.500	07/15/10	N/R	428,750
1,000,000	g	Calpine Corp (Secured Note)	8.750	07/15/13	N/R	825,000
375,000		Citizens Communications Co (Sr Note)	7.625	08/15/08	Ba3	410,625
1,500,000		CMS Energy Corp (Sr Note)	8.500	04/15/11	B3	1,704,375
500,000		Edison Mission Energy (Sr Note)	10.000	08/15/08	B1	573,750
750,000		Empresa Nacional de Electricidad SA/Chile Note	7.750	07/15/08	Ba2	827,729
1,000,000		General Cable Corp	9.500	11/15/10	B2	1,130,000
1,000,000	g	Nevada Power Co	6.500	04/15/12	Ba2	1,057,500
500,000		Nevada Power Co	9.000	08/15/13	Ba2	585,000
750,000	g	NorthWestern Corp (Sec Note)	5.875	11/01/14	Ba1	767,228
1,000,000	g	NRG Energy, Inc (Secured Note)	8.000	12/15/13	B1	1,090,000
250,000		Orion Power Holdings, Inc (Sr Note)	12.000	05/01/10	B2	317,500
1,500,000		Reliant Energy, Inc (Secured Note)	9.500	07/15/13	B1	1,704,375
1,000,000	g	Sierra Pacific Resources (Sr Note)	8.625	03/15/14	B2	1,130,000
500,000		Southern Natural Gas Co Note	8.875	03/15/10	B1	560,000
1,000,000		Southern Natural Gas Co Note	8.000	03/01/32	Baa1	1,091,250
1,000,000		TECO Energy, Inc (Sr Note)	10.500	12/01/07	Ba2	1,152,500
2,000,000	g	Texas Genco LLC/Texas Genco Financing Corp (Sr Note)	6.875	12/15/14	B1	2,067,500
496,687	g	Tiverton Power Assocs Ltd/Rumford Power Assocs Ltd LP (Pass-Thru Cert)	9.000	07/15/18	B3	397,350
500,000		TNP Enterprises, Inc (Sr Sub Note)	10.250	04/01/10	B2	533,750
1,000,000		Transcontinental Gas Pipe LN (Sr Note)	8.875	07/15/12	B1	1,216,250
1,000,000		Williams Cos, Inc Note	8.125	03/15/12	B3	1,155,000
1,000,000		Williams Cos, Inc Note	7.750	06/15/31	B1	1,047,500
1,000,000		Williams Cos, Inc Note	8.750	03/15/32	B3	1,148,750

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES				33,996,682

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 1.91%
1,500,000		Flextronics International Ltd (Sr Sub Note)	6.500	05/15/13	Ba2	1,537,500
$ 750,000	g	Freescale Semiconductor, Inc (Sr Note)	6.875	07/15/11	Ba	804,375

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING +	VALUE

$ 750,000	g	Freescale Semiconductor, Inc (Sr Note)	7.125	07/15/14	Ba2	$813,750
1,000,000	g	MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co (Sr Sub Note)	8.000	12/15/14	B2	1,042,500
1,000,000	g	Sanmina-SCI Corp (Guarantee Note)	10.375	01/15/10	Ba2	1,147,500

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				5,345,625

FABRICATED METAL PRODUCTS - 1.76%
1,000,000		Ball Corp (Guarantee Note)	6.875	12/15/12	Ba3	1,075,000
500,000	g	Crown European Holdings SA (Secured Note)	9.500	03/01/11	B1	570,000
500,000	g	Crown European Holdings SA (Secured Note)	10.875	03/01/13	B2	591,250
1,000,000		Owens-Brockway Glass Con. (Guarantee Note)	8.875	02/15/09	B1	1,086,250
500,000		Owens-Brockway (Secured Note)	8.750	11/15/12	B1	563,750
1,000,000		Valmont Industries, Inc (Guarantee Note)	6.875	05/01/14	Ba3	1,040,000

		TOTAL FABRICATED METAL PRODUCTS				4,926,250

FOOD AND KINDRED PRODUCTS - 2.74%
2,000,000	g	Burns Philp Capital Property ltd	9.750	07/15/12	B3	2,200,000
1,000,000		Del Monte Corp (Guarantee Note)	9.250	05/15/11	B2	1,095,000
500,000		Del Monte Corp (Sr Sub Note)	8.625	12/15/12	B2	560,000
1,000,000		Reddy Ice Group, Inc (Sr Sub Note)	8.875	08/01/11	B3	1,080,000
1,500,000		Stater Brothers Holdings (Sr Note)	8.125	06/15/12	B1	1,586,250
1,000,000		Swift & Co (Guarantee Note)	10.125	10/01/09	B1	1,115,000

		TOTAL FOOD AND KINDRED PRODUCTS				7,636,250

FORESTRY - 0.38%
1,000,000		Millar Western Forest Products Ltd	7.750	11/15/13	B2	1,070,000

		TOTAL FORESTRY				1,070,000

GENERAL BUILDING CONTRACTORS - 2.37%
500,000		Beazer Homes USA, Inc (Guarantee Note)	8.375	04/15/12	Ba1	550,000
1,000,000		DR Horton Inc (Sr Note)	7.875	08/15/11	Ba1	1,145,000
1,000,000		Dr Horton, Inc (Sr Sub Note)	9.750	09/15/10	Ba2	1,210,000
500,000		K Hovnanian Enterprises, Inc (Guarantee Note)	6.500	01/15/14	Ba2	503,750
500,000		KB Home (Sr Sub Note)	8.625	12/15/08	Ba2	565,000
500,000		KB Home (Sr Sub Note)	7.750	02/01/10	Ba2	541,250
1,000,000	g	KB Home (Sr Note)	5.750	02/01/14	BA1	990,000
1,000,000		Toll Corp (Sr Sub Note)	8.250	12/01/11	Ba2	1,105,000

		TOTAL GENERAL BUILDING CONTRACTORS				6,610,000

GENERAL MERCHANDISE STORES - 0.82%
1,000,000		JC Penney Co, Inc/New Deb	7.125	11/15/23	Ba2	1,065,000
1,000,000		JC Penney Co, Inc/New Note	9.000	08/01/12	Ba2	1,232,500

		TOTAL GENERAL MERCHANDISE STORES				2,297,500

HEALTH SERVICES - 2.06%
500,000		HCA Inc Note	5.250	11/06/08	Ba2	502,914
500,000		HCA, Inc (Sr Note)	7.875	02/01/11	Ba1	550,751
1,000,000		HCA, Inc Note	6.300	10/01/12	Ba2	1,014,205
1,500,000		NeighborCare, Inc (Sr Sub Note)	6.875	11/15/13	Ba3	1,571,250
1,500,000	g	Tenet Healthcare Corp (Sr Note)	9.875	07/01/14	B3	1,635,000
500,000		Tenet Healthcare Corp Note	7.375	02/01/13	B3	485,000

		TOTAL HEALTH SERVICES				5,759,120

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING +	VALUE

HOTELS AND OTHER LODGING PLACES - 3.04%
$ 500,000	g	Boyd Gaming Corp (Guarantee Note)	9.250	08/01/09	Ba3	$537,500
500,000		Boyd Gaming Corp (Sr Sub Note)	8.750	04/15/12	B1	556,250
500,000		Boyd Gaming Corp (Sr Sub Note)	7.750	12/15/12	B1	545,625
1,500,000		Harrah's Operating Co, Inc Note	5.375	12/15/13	Baa3	1,507,875
1,000,000		Isle of Capri Casinos, Inc (Guarantee Note)	9.000	03/15/12	B2	1,102,500
250,000		MGM Mirage (Guarantee Note)	9.750	06/01/07	Ba2	277,500
750,000		MGM Mirage (Guarantee Note)	8.500	09/15/10	Ba1	853,125
1,000,000	g	MGM Mirage (Sr Note)	6.750	09/01/12	Ba1	1,052,500
1,000,000	g	Station Casinos, Inc (Sr Note)	6.000	04/01/12	Ba3	1,018,750
1,000,000		Station Casinos, Inc (Sr Note)	6.500	02/01/14	B1	1,027,500

		TOTAL HOTELS AND OTHER LODGING PLACES				8,479,125

INDUSTRIAL MACHINERY AND EQUIPMENT - 1.71%
1,750,000	g	Case New Holland, Inc (Sr Note)	9.250	08/01/11	Ba3	1,946,875
1,000,000	g	Cummins, Inc	9.500	12/01/10	Ba2	1,135,000
1,500,000	g	UGS Corp (Sr Sub Note)	10.000	06/01/12	B3	1,706,250

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT				4,788,125

INSTRUMENTS AND RELATED PRODUCTS - 3.32%
1,500,000		DirecTV Holdings LLC (Sr Note)	8.375	03/15/13	B1	1,681,875
1,000,000		Eastman Kodak Co Note	7.250	11/15/13	Baa3	1,076,506
1,500,000		Echostar DBS Corp	6.375	10/01/11	BA3	1,533,750
434,000		Fisher Scientific International (Sr Sub Note)	8.125	05/01/12	Ba3	481,740
1,000,000	g	Fisher Scientific International (Sr Sub Note)	8.000	09/01/13	Ba3	1,135,000
500,000	g	Fisher Scientific International (Sr Sub Note)	6.750	08/15/14	Ba3	536,250
1,500,000		Hanger Orthopedic Group, Inc (Guarantee Note)	10.375	02/15/09	B3	1,548,750
500,000		Xerox Corp (Guarantee Note)	9.750	01/15/09	Ba2	587,500
650,000		Xerox Corp (Sr Note)	6.875	08/15/11	Ba2	692,250

		TOTAL INSTRUMENTS AND RELATED PRODUCTS				9,273,621

METAL MINING - 0.41%
1,000,000		Freeport-McMoRan Copper & Gold, Inc (Sr Note)	10.125	02/01/10	B2	1,142,500

		TOTAL METAL MINING				1,142,500

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.53%
1,500,000	g	Koppers, Inc (Guarantee Note)	9.875	10/15/13	B2	1,710,000
2,000,000		Polypore, Inc	8.750	05/15/12	Caa1	2,090,000
750,000	g	Polypore, Inc (Sr Discount Note)	10.500	10/01/12	NR	480,000

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES				4,280,000

MISCELLANEOUS RETAIL - 2.25%
1,000,000		Amerigas Partners LP/Amerigas Eagle Finance Corp (Sr Note)	10.000	04/15/06	B2	1,075,000
1,000,000	g	Couche-Tard US LP/Couche-Tard Finance Corp	7.500	12/15/13	BA3	1,072,500
2,000,000		FTD, Inc	7.750	02/15/14	B3	2,060,000
1,000,000		Rent-A-Center, Inc (Guarantee Note)	7.500	05/01/10	B1	1,036,250
1,000,000		Rite Aid Corp (Secured Note)	8.125	05/01/10	B2	1,057,500

		TOTAL MISCELLANEOUS RETAIL				6,301,250

OIL AND GAS EXTRACTION - 3.10%
2,370,000		Chesapeake Energy Corp	6.875	01/15/16	Ba3	2,482,575

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING +	VALUE

$1,000,000		Chesapeake Energy Corp (Guarantee Note)	7.750	01/15/15	Ba3	$1,087,500
1,000,000		Exco Resources, Inc (Guarantee Note)	7.250	01/15/11	B2	1,070,000
1,000,000		Hanover Compressor Co (Sr Note)	9.000	06/01/14	B3	1,112,500
500,000		Hanover Equipment Trust (Secured Note)	8.500	09/01/08	B2	537,500
500,000		Hanover Equipment Trust (Secured Note)	8.750	09/01/11	B2	542,500
649,000		Magnum Hunter Resources, Inc (Guarantee Note)	9.600	03/15/12	B2	736,615
1,000,000		Plains Exploration & Production Co (Sr Note)	7.125	06/15/14	Ba2	1,090,000

		TOTAL OIL AND GAS EXTRACTION				8,659,190

PAPER AND ALLIED PRODUCTS - 4.57%
275,000	g	Boise Cascade LLC (Sr Note)	5.535	10/15/12	B1	285,313
589,000	g	Boise Cascade LLC (Sr Sub Note)	7.125	10/15/14	B2	622,868
750,000		Caraustar Industries, Inc (Guarantee Note)	9.875	04/01/11	Caa1	813,750
1,500,000		Georgia-Pacific Corp (Guarantee Note)	8.875	02/01/10	Ba2	1,745,625
500,000		Georgia-Pacific Corp (Guarantee Note)	9.375	02/01/13	Ba2	582,500
1,000,000	g	Georgia-Pacific Corp (Sr Note)	8.000	01/15/24	Ba3	1,160,000
1,500,000		Georgia-Pacific Corp Deb	9.500	12/01/11	Ba3	1,848,750
1,500,000		Graphic Packaging International Corp	9.500	08/15/13	B3	1,706,250
1,880,000		Greif, Inc (Guarantee Note)	8.875	08/01/12	B1	2,091,500
1,000,000		Playtex Products, Inc (Sec Note)	8.000	03/01/11	B2	1,092,500
750,000		Smurfit-Stone Container Corp (Guarantee Note)	8.250	10/01/12	B2	817,500

		TOTAL PAPER AND ALLIED PRODUCTS				12,766,556

PERSONAL SERVICES - 1.12%
1,442,000	g	Coinmach Corp (Sr Note)	9.000	02/01/10	B2	1,506,890
1,000,000		Service Corp International/US (Sr Note)	6.750	04/01/16	Ba3	1,035,000
41,000		Service Corp International/US Note	6.000	12/15/05	Ba3	41,718
500,000		Service Corp International/US Note	7.700	04/15/09	Ba3	540,000

		TOTAL PERSONAL SERVICES				3,123,608

PETROLEUM AND COAL PRODUCTS - 0.48%
750,000		Premcor Refining Group, Inc/The	6.750	05/01/14	Ba3	796,875
500,000		Tesoro Petroleum Corp (Secured Note)	8.000	04/15/08	Ba2	543,750

		TOTAL PETROLEUM AND COAL PRODUCTS				1,340,625

PRIMARY METAL INDUSTRIES - 0.82%
1,750,000		AK Steel Corp (Guarantee Note)	7.750	06/15/12	B3	1,802,500
421,000		United States Steel Corp (Sr Note)	9.750	05/15/10	Ba2	479,940

		TOTAL PRIMARY METAL INDUSTRIES				2,282,440

PRINTING AND PUBLISHING - 6.21%
1,750,000		Advertising Directory Solutions, Inc (Sr Note)	9.250	11/15/12	Caa1	1,837,500
1,200,000	g	American Achievement Corp (Sr Sub Note)	8.250	04/01/12	B3	1,245,000
2,000,000		Block Communications, Inc (Guarantee Note)	9.250	04/15/09	B2	2,180,000
500,000		CanWest Media, Inc (Guarantee Note)	7.625	04/15/13	B1	544,375
1,000,000		CanWest Media, Inc (Sr Sub Note)	10.625	05/15/11	B2	1,122,500
500,000		Dex Media East LLC/Dex Media East Finance Co (Guarantee Note)	9.875	11/15/09	B1	569,375
977,000	g	Dex Media West LLC/Dex Media Finance Co (Sr Sub Note)	9.875	08/15/13	B2	1,125,993
1,500,000	g	Jostens IH Corp (Guarantee Note)	7.625	10/01/12	B3	1,560,000
1,750,000		Liberty Group Operating, Inc (Guarantee Note)	9.375	02/01/08	Caa1	1,776,250
1,500,000		Mail Well I Corp (Guarantee Note)	9.625	03/15/12	B1	1,646,250
2,000,000		Primedia, Inc (Guarantee Note)	7.625	04/01/08	B3	2,025,000
500,000		Primedia, Inc (Guarantee Note)	8.875	05/15/11	B3	528,750
500,000		RH Donnelley Finance Corp I (Guarantee Note)	10.875	12/15/12	B2	593,750
500,000		RH Donnelley Finance Corp I (Sr Sub Note)	10.875	12/15/12	B2	593,750

		TOTAL PRINTING AND PUBLISHING				17,348,493

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING +	VALUE

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.83%
$ 750,000	g	Cooper Standard Auto Note	8.375	12/15/14	B3	$748,125
1,500,000		Solo Cup Co (Sr Sub Note)	8.500	02/15/14	B3	1,560,000

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS				2,308,125

TRANSPORTATION EQUIPMENT - 3.34%
2,000,000	g	Affinia Group, Inc (Guarantee Note)	9.000	11/30/14	Caa1	2,085,000
2,000,000		General Motors Acceptance Corp Note	6.750	12/01/14	Baa1	1,991,471
2,000,000		RJ Tower Corp (Guarantee Note)	12.000	06/01/13	B3	1,570,000
1,000,000		Sequa Corp (Sr Note)	8.875	04/01/08	B1	1,095,000
1,000,000		Sequa Corp (Sr Note)	9.000	08/01/09	B1	1,127,500
1,000,000		TD Funding Corp (Guarantee Note)	8.375	07/15/11	B3	1,072,500
324,000	g	TRW Automotive, Inc (Sr Sub Note)	11.000	02/15/13	B2	390,420

		TOTAL TRANSPORTATION EQUIPMENT				9,331,891

WATER TRANSPORTATION - 1.52%
2,000,000		Gulfmark Offshore, Inc (Sr Note)	7.750	07/15/14	B2	2,120,000
1,000,000		Stena AB (Sr Sub Note)	9.625	12/01/12	Ba3	1,130,000
1,000,000		Stena AB (Sr Note)	7.000	12/01/16	Ba3	990,000

		TOTAL WATER TRANSPORTATION				4,240,000

WHOLESALE TRADE-DURABLE GOODS - 2.36%
1,000,000		Avnet, Inc Notes	9.750	02/15/08	Ba2	1,150,000
1,500,000		Ingram Micro, Inc (Sr Sub Note)	9.875	08/15/08	Ba2	1,631,250
750,000		Russel Metals, Inc (Sr Note)	6.375	03/01/14	Ba3	761,250
2,000,000	g	Ryerson Tull, Inc (Sr Note)	8.250	12/15/11	B2	2,020,000
1,000,000		Wesco Distribution, Inc (Guarantee Note)	9.125	06/01/08	B2	1,030,000

		TOTAL WHOLESALE TRADE-DURABLE GOODS				6,592,500

WHOLESALE TRADE-NONDURABLE GOODS - 2.06%
1,000,000		Airgas, Inc (Guarantee Note)	9.125	10/01/11	Ba2	1,112,500
1,000,000	g	Airgas, Inc (Sr Sub Note)	6.250	07/15/14	Ba2	1,020,000
1,000,000		AmerisourceBergen Corp (Guarantee Note)	7.250	11/15/12	Ba3	1,117,500
500,000		AmerisourceBergen Corp (Sr Note)	8.125	09/01/08	Ba3	556,250
1,809,000	g	United Agri Products (Sr Note)	8.250	12/15/11	B1	1,940,153

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS				5,746,403

		TOTAL CORPORATE BONDS				267,677,023
		(Cost $251,176,140)

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

				MATURITY
PRINCIPAL/SHARES			RATE	DATE	RATING +	VALUE

COMMON STOCKS - 0.00%
AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.00%
500	v	TravelCenters of America, Inc Contingent Wts 05/01/09				$—
1,500	v	TravelCenters of America, Inc Initial Wts 05/01/09				7,500

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS				7,500

BUSINESS SERVICES - 0.00%
1,500	v	Advanstar Holdings Corp Wts 10/15/11				15

		TOTAL BUSINESS SERVICES				15

COMMUNICATIONS - 0.00%
250	v	Global Crossing Holding Ltd, Wts 08/01/07				—
500	v	Global Crossing Holding Ltd, Wts 11/15/09				—

		TOTAL COMMUNICATIONS				—

PAPER AND ALLIED PRODUCTS - 0.00%
250		Pliant Corp Wts 06/01/10				3

		TOTAL PAPER AND ALLIED PRODUCTS				3

		TOTAL COMMON STOCKS				7,518
		(Cost $162,817)

SHORT-TERM INVESTMENTS - 1.47%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES-1.47%
$4,120,000		Federal Home Loan Bank (FHLB)	1.000	01/03/05		4,119,262

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES				4,119,262

		TOTAL SHORT-TERM INVESTMENTS				4,119,262
		(Cost $4,119,714)

		TOTAL PORTFOLIO - 97.32%				271,803,803
		(Cost $255,458,671)

		OTHER ASSETS AND LIABILITIES, NET - 2.68%				7,472,312

		NET ASSETS -100.00%				$279,276,115

g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration
to qualified institutional buyers.
At December 31, 2004, the value of these securities amounted to $81,576,215 or 29.21% of net assets.
v	Security valued at fair value.
+	As provided by Moody's Investors Service (Unaudited)

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2004, the aggregate cost of portfolio investments for federal income tax purposes was
$255,458,671. Net unrealized appreciation of portfolio investments aggregated $16,345,132, of which $17,396,898 related to appreciated portfolio investments and $1,051,766 related to depreciated portfolio investments.

TIAA-CREF MUTUAL FUNDS - Short-Term Bond Fund

TIAA-CREF MUTUAL FUNDS SHORT-TERM BOND FUND STATEMENT OF INVESTMENTS December 31, 2004

				MATURITY
PRINCIPAL			RATE	DATE	RATING +	VALUE

BONDS - 95.97%
CORPORATE BONDS - 38.54%
ASSET BACKED - 1.05%
$1,000,000		Chase Funding Mortgage Loan Series 2004-2 (Class 1A2)	3.777	01/25/22	Aaa	$995,098
500,000		Chase Funding Mortgage Loan Series 2004-2 (Class 1B)	5.700	02/25/34	Baa2	485,660
500,000		Chase Funding Mortgage Loan Series 2004-2 (Class 1M2)	5.700	02/25/34	A2	492,755
544,707		Chase Funding Net Interest Margin Series 2004-1A (Class A)	3.750	03/27/35	NR	544,021

		TOTAL ASSET BACKED				2,517,534

BUSINESS SERVICES - 0.21%
500,000		Equifax, Inc	6.300	07/01/05	Baa1	507,832

		TOTAL BUSINESS SERVICES				507,832

CHEMICALS AND ALLIED PRODUCTS - 1.37%
1,000,000		Eli Lilly & Co Note	2.900	03/15/08	Aa3	975,315
1,000,000		Gillette Co/The (Sr Note)	4.125	08/30/07	Aa3	1,014,125
250,000		Lubrizol Corp (Sr Note)	4.625	10/01/09	Baa3	249,614
500,000		Merck & Co, Inc Note	5.250	07/01/06	Aaa	513,641
500,000		Pfizer, Inc Note	5.625	02/01/06	Aaa	513,606

		TOTAL CHEMICALS AND ALLIED PRODUCTS				3,266,301

COMMUNICATIONS - 3.55%
500,000		360 Communications Co (Sr Note)	7.500	03/01/06	A2	524,281
500,000		AT&T Wireless Services, Inc (Sr Note)	6.875	04/18/05	Baa2	505,834
500,000		BellSouth Telecommunication Note	6.500	06/15/05	Aa3	508,357
1,000,000		Clear Channel Communications, Inc Note	3.125	02/01/07	Baa3	987,113
550,000		Comcast Cable Communications (Sr Note)	6.375	01/30/06	Baa3	568,089
500,000		Cox Communications, Inc Note	7.750	08/15/06	Baa3	532,060
1,000,000		Deutsche Telekom International Finance BV (Guarantee Note)	8.250	06/15/05	Baa2	1,023,304
500,000		Deutsche Telekom International Finance BV (Guarantee Note)	3.875	07/22/08	Baa1	498,473
500,000		GTE California Inc Deb	5.500	01/15/09	A1	520,897
1,000,000		SBC Communications, Inc Note	4.125	09/15/09	A2	997,782
1,000,000		Sprint Capital Corp (Guarantee Note)	6.000	01/15/07	Baa3	1,046,295
500,000		Verizon Wireless Capital LLC Note	5.375	12/15/06	A3	517,940
250,000		Vodafone Group plc Note	3.950	01/30/08	A2	252,035

		TOTAL COMMUNICATIONS				8,482,460

DEPOSITORY INSTITUTIONS - 5.76%
500,000		Bank of America Corp (Sr Note)	5.250	02/01/07	Aa2	517,693
750,000		Bank of America Corp (Sr. Note)	3.375	02/17/09	Aa2	734,334
1,000,000		Bank One Corp Note	6.500	02/01/06	Aa3	1,035,484
1,000,000		Bank One NA Illinois Note	3.700	01/15/08	Aa2	999,780
500,000		Citigroup, Inc Note	4.125	06/30/05	Aa1	503,215
1,000,000		Citigroup, Inc Note	5.750	05/10/06	Aa1	1,033,053
1,000,000		Citigroup, Inc Note	3.500	02/01/08	Aa1	996,296
1,000,000		JPMorgan Chase & Co Note	3.500	03/15/09	Aa3	980,124
500,000	v	KFW International Finance (Guarantee Note)	2.500	10/17/05	Aaa	498,842
400,000		Marshall & Ilsley Corp Note	4.375	08/01/09	A1	404,420

TIAA-CREF MUTUAL FUNDS - Short-Term Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING +	VALUE

$250,000		Marshall & Ilsley Bank (Sr Note)	4.125	09/04/07	Aa3	$253,162
500,000		Mellon Funding Corp (Guarantee Note)	4.875	06/15/07	A1	515,166
250,000		National City Bank/Indiana Note	4.875	07/20/07	Aa3	257,561
500,000		Popular North America, Inc	4.700	06/30/09	A3	509,998
480,000		SunTrust Bank (Sub Note)	7.250	09/15/06	Aa3	510,423
500,000		US Bancorp (Sr Note)	5.100	07/15/07	Aa3	518,367
500,000		Wachovia Bank NA/Old Note	4.850	07/30/07	Aa2	515,593
500,000		Wachovia Corp (Sr. Note)	3.625	02/17/09	Aa3	494,088
250,000		Washington Mutual, Inc Note	4.000	01/15/09	A3	249,251
500,000		Wells Fargo & Co (Sr Note)	7.250	08/24/05	Aa1	512,967
750,000		Wells Fargo & Co (Sr Note)	4.200	01/15/10	Aa1	754,094
1,000,000		Wells Fargo & Co Note	3.125	04/01/09	Aa1	969,220

		TOTAL DEPOSITORY INSTITUTIONS				13,763,131

EATING AND DRINKING PLACES - 0.22%
500,000		McDonald's Corp Note	5.950	01/15/08	A2	530,099

		TOTAL EATING AND DRINKING PLACES				530,099

ELECTRIC, GAS, AND SANITARY SERVICES - 3.81%
500,000		American Electric Power Co, Inc Note	6.125	05/15/06	Baa3	518,096
250,000	g	Consumers Energy Co (1st Mtge)	4.400	08/15/09	Baa3	251,577
500,000		Devon Energy Corp (Sr Note)	2.750	08/01/06	Baa2	495,179
500,000		Dominion Resources Inc/VA Note	2.800	02/15/05	Baa1	500,271
2,000,000		Duke Energy Corp (First Mortgage Bond)	3.750	03/05/08	A3	1,995,335
500,000		FirstEnergy Corp Note	5.500	11/15/06	Baa3	516,164
500,000		KeySpan Corp Note	6.150	06/01/06	A3	518,495
500,000		MidAmerican Energy Holdings Co (Sr Note)	4.625	10/01/07	Baa3	508,965
1,000,000		NiSource Finance Corp (Guarantee Note)	3.200	11/01/06	Baa3	991,366
250,000		Ocean Energy, Inc (Guarantee Note)	4.375	10/01/07	Baa3	252,256
1,000,000		Pepco Holdings, Inc Note	3.750	02/15/06	Baa2	1,003,360
500,000		Pepco Holdings, Inc Note	5.500	08/15/07	Baa2	518,685
1,000,000		Tampa Electric Co Note	5.375	08/15/07	Baa2	1,040,273

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES				9,110,022

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 0.22%
500,000		Cooper Industries, Inc (Guarantee Note)	5.250	07/01/07	A3	518,671

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				518,671

FABRICATED METAL PRODUCTS - 0.45%
1,000,000		Illinois Tool Works, Inc Note	5.750	03/01/09	Aa3	1,068,182

		TOTAL FABRICATED METAL PRODUCTS				1,068,182

FOOD AND KINDRED PRODUCTS - 1.47%
500,000		Cadbury Schweppes US Finance LLC Note	3.875	10/01/08		498,248
500,000		Coca-Cola Co Note	4.000	06/01/05	Aa3	502,148
1,000,000		Coca-Cola Enterprises, Inc Note	2.500	09/15/06	A2	985,516
1,000,000		General Mills, Inc Note	5.125	02/15/07	Baa2	1,031,407
500,000		Kraft Foods, Inc	4.000	10/01/08	A3	500,195

		TOTAL FOOD AND KINDRED PRODUCTS				3,517,514

FORESTRY - 0.43%
1,000,000		Weyerhaeuser Co Note	6.000	08/01/06	Baa2	1,039,177

		TOTAL FORESTRY				1,039,177

TIAA-CREF MUTUAL FUNDS - Short-Term Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING +	VALUE

FURNITURE AND FIXTURES - 0.43%
$500,000		Masco Corp Note	4.625	08/15/07	Baa1	$509,270
500,000		Newell Rubbermaid, Inc Note	6.000	03/15/07	Baa2	522,134

		TOTAL FURNITURE AND FIXTURES				1,031,404

GENERAL BUILDING CONTRACTORS - 0.21%
500,000		Centex Corp Note	4.750	01/15/08	Baa2	511,236

		TOTAL GENERAL BUILDING CONTRACTORS				511,236

GENERAL MERCHANDISE STORES - 1.28%
500,000		Fred Meyer, Inc Holding Co (Guarantee Note)	7.450	03/01/08	Baa2	550,990
1,000,000	g	May Department Stores Co/The Note	3.950	07/15/07	Baa2	1,001,592
500,000		Target Corp Note	3.375	03/01/08	A2	496,094
500,000		Wal-Mart Stores, Inc Note	4.150	06/15/05	Aa2	503,180
500,000		Wal-Mart Stores, Inc Note	4.375	07/12/07	Aa2	511,615

		TOTAL GENERAL MERCHANDISE STORES				3,063,471

HOLDING AND OTHER INVESTMENT OFFICES - 0.22%
250,000		EOP Operating LP Note	8.375	03/15/06	Baa2	264,642
250,000	g	Mantis Reef Ltd Note	4.799	11/03/09	A3	249,473

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES				514,115

INDUSTRIAL MACHINERY AND EQUIPMENT - 0.85%
250,000		Caterpillar Financial Services Corp Note (Sr Note)	4.875	06/15/07	A2	257,643
250,000		Hewlett-Packard Co Note	3.625	03/15/08	A3	249,000
1,000,000	g	IBM Canada Credit Services Co (Guarantee Note)	3.750	11/30/07	A1	1,018,296
500,000		John Deere Capital Corp Note	3.900	01/15/08	A3	501,312

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT				2,026,251

INSTRUMENTS AND RELATED PRODUCTS - 0.06%
135,000		Raytheon Co Note	6.500	07/15/05	Baa3	137,412

		TOTAL INSTRUMENTS AND RELATED PRODUCTS				137,412

INSURANCE CARRIERS - 0.96%
550,000		Anthem, Inc Note	3.500	09/01/07	Baa1	546,950
250,000		Lincoln National Corp Note	5.250	06/15/07	A3	259,172
500,000		UnitedHealth Group, Inc (Sr Note)	3.300	01/30/08	A3	492,886
1,000,000		UnitedHealth Group, Inc Note	3.375	08/15/07	A3	992,340

		TOTAL INSURANCE CARRIERS				2,291,348

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.22%
500,000		Tyco International Group SA (Guarantee Note)	5.800	08/01/06	Baa3	518,019

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES				518,019

MOTION PICTURES - 0.86%
1,530,000		AOL Time Warner, Inc (Guarantee Note)	5.625	05/01/05	Baa1	1,544,090
500,000		Walt Disney Co Note	5.500	12/29/06	Baa1	518,715

		TOTAL MOTION PICTURES				2,062,805

TIAA-CREF MUTUAL FUNDS - Short-Term Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING +	VALUE

NATIONAL SECURITY AND INTERNATIONAL AFFAIRS - 0.21%
$500,000		Inter-American Development Bank	5.375	01/18/06	Aaa	$511,929

		TOTAL NATIONAL SECURITY AND INTERNATIONAL AFFAIRS				511,929

NONDEPOSITORY INSTITUTIONS - 6.67%
250,000		American Express Co Note	3.750	11/20/07	A1	250,719
500,000		American General Finance Corp	4.625	05/15/09	A1	508,839
250,000		American General Finance Corp Note	2.750	06/15/08	A1	240,338
1,000,000		American Honda Finance Corp	4.500	05/26/09	A1	1,017,329
250,000		CIT Group, Inc (Sr Note)	4.125	11/03/09	A2	248,880
500,000		CIT Group, Inc (Sr Sub Note)	4.125	02/21/06	A2	504,895
1,000,000		Countrywide Home Loans, Inc (Guarantee Note)	5.500	08/01/06	A3	1,031,300
1,250,000		Ford Motor Credit Co Note	6.500	01/25/07	A3	1,298,273
500,000		Ford Motor Credit Co Note	5.625	10/01/08	A3	509,885
500,000		General Electric Capital Corp Note	5.350	03/30/06	Aaa	513,389
2,000,000		General Electric Capital Corp Note	3.500	05/01/08	Aaa	1,985,184
500,000		General Motors Acceptance Corp Note	6.125	08/28/07	Baa1	514,514
1,000,000		Household Finance Corp	4.750	05/15/09	A1	1,024,231
500,000		Household Finance Corp Note	8.000	05/09/05	A1	509,020
1,000,000		Household Finance Corp Note	4.125	12/15/08	A1	1,003,524
500,000		HSBC Finance Corp	4.125	11/16/09	A1	497,319
1,500,000		International Finance Corp	3.750	06/30/09	Aaa	1,503,865
140,000		MBNA America Bank Note	5.375	01/15/08	Baa1	146,094
500,000		National Rural Utility Coop Finance Note	6.500	03/01/07	A2	530,007
500,000		SLM Corp Note	4.000	01/15/09	A2	500,043
400,000		Toyota Motor Credit Corp Note	2.900	07/08/08	Aaa	389,573
1,218,499	v	Wells Fargo Home Equity Trust	4.450	10/26/34	A	1,218,499

		TOTAL NONDEPOSITORY INSTITUTIONS				15,945,720

OIL AND GAS EXTRACTION - 0.95%
500,000		Anadarko Petroleum Corp Note	3.250	05/01/08	Baa1	491,644
750,000		Conoco Funding Co (Guarantee Note)	5.450	10/15/06	A3	776,299
500,000		Panhandle Eastern Pipe Line (Sr Note)	4.800	08/15/08	Baa3	506,985
500,000	g	Plains All American Pipeline LP/PAA Finance Corp Note	4.750	08/15/09	Baa3	506,789

		TOTAL OIL AND GAS EXTRACTION				2,281,717

OTHER MORTGAGE BACKED SECURITIES - 0.16%
374,114	v	Option One Mortgage Securities Corp NIM Trust Series 2004-1A (Class A)	2.608	04/26/09	Aaa	374,115

		TOTAL OTHER MORTGAGE BACKED SECURITIES				374,115

PAPER AND ALLIED PRODUCTS - 0.10%
250,000		International Paper Co Note	3.800	04/01/08	Baa2	248,800

		TOTAL PAPER AND ALLIED PRODUCTS				248,800

PETROLEUM AND COAL PRODUCTS - 0.63%
1,000,000		Enterprise Products Operating LP (Sr Note)	4.000	10/15/07	Baa3	997,559
500,000		Enterprise Products Operating LP (Sr Note)	4.625	10/15/09	Baa3	499,217

		TOTAL PETROLEUM AND COAL PRODUCTS				1,496,776

TIAA-CREF MUTUAL FUNDS - Short-Term Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING +	VALUE

PIPELINES, EXCEPT NATURAL GAS - 0.31%
$750,000		Enbridge Energy Partners LP Note	4.000	01/15/09	Baa2	$738,838

		TOTAL PIPELINES, EXCEPT NATURAL GAS				738,838

PRINTING AND PUBLISHING - 0.63%
1,000,000	g	RR Donnelley & Sons Co Note		04/01/09	Baa1	986,148
500,000		Viacom, Inc (Guarantee Note)	5.625	05/01/07	A3	522,633

		TOTAL PRINTING AND PUBLISHING				1,508,781

RAILROAD TRANSPORTATION - 0.52%
87,000		Norfolk Southern Corp Note	7.350	05/15/07	Baa1	94,199
455,000		Norfolk Southern Corp Note	5.257	09/17/14	Baa1	468,524
150,000		Union Pacific Corp Note	7.600	05/01/05	Baa2	152,033
500,000		Union Pacific Corp Note	5.750	10/15/07	Baa2	525,633

		TOTAL RAILROAD TRANSPORTATION				1,240,389

SECURITY AND COMMODITY BROKERS - 3.06%
500,000		Bear Stearns Cos, Inc Note	5.700	01/15/07	A1	521,261
500,000		Credit Suisse First Boston USA, Inc Note	5.750	04/15/07	Aa3	524,026
500,000		Franklin Resources, Inc Note	3.700	04/15/08	A2	497,571
1,000,000		Goldman Sachs Group, Inc	3.875	01/15/09	Aa3	996,573
500,000		Lehman Brothers Holdings, Inc Note	6.250	05/15/06	A1	519,952
750,000		Lehman Brothers Holdings, Inc Note	4.000	01/22/08	A1	755,630
1,000,000		Merrill Lynch & Co, Inc Note	4.125	09/10/09	Aa3	999,009
500,000		Morgan Stanley Bond	5.800	04/01/07	Aa3	524,168
1,000,000		Morgan Stanley Note	3.625	04/01/08	Aa3	993,528
1,000,000		Morgan Stanley Note	4.000	01/15/10	Aa3	988,749

		TOTAL SECURITY AND COMMODITY BROKERS				7,320,467

TRANSPORTATION EQUIPMENT - 1.46%
500,000		Boeing Capital Corp (Sr Note)	5.750	02/15/07	A3	522,346
500,000		DaimlerChrysler NA Holding Corp (Guarantee Note)	4.050	06/04/08	A3	498,133
1,000,000		General Dynamics Corp Note	3.000	05/15/08	A2	976,197
1,500,000		General Motors Acceptance Corp	5.625	05/15/09	Baa1	1,495,170

		TOTAL TRANSPORTATION EQUIPMENT				3,491,846

WHOLESALE TRADE-NONDURABLE GOODS - 0.21%
500,000		Safeway, Inc Note	4.800	07/16/07	Baa2	511,717

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS				511,717

		TOTAL CORPORATE BONDS				92,148,079
		(Cost $91,694,124)

GOVERNMENT BONDS - 57.43%
AGENCY SECURITIES - 31.15%
6,000,000		Federal Farm Credit Bank (FFCB)	2.250	09/01/06	Aaa	5,910,522
3,000,000		Federal Farm Credit Bank (FFCB)	3.000	12/17/07	Aaa	2,961,013
1,500,000		Federal Farm Credit Bank (FFCB)	3.375	07/15/08	Aaa	1,487,457
3,450,000		Federal Farm Credit Bank (FFCB)	3.300	11/05/08	Aaa	3,399,723
4,000,000		Federal Home Loan Bank (FHLB)	3.125	09/15/06	Aaa	3,995,828
6,750,000		Federal Home Loan Mortgage Corp (FHLMC)	1.875	02/15/06	Aaa	6,663,845

TIAA-CREF MUTUAL FUNDS - Short-Term Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING +	VALUE

$14,500,000		Federal Home Loan Mortgage Corp (FHLMC)	2.875	05/15/07	Aaa	$14,347,427
20,000,000		Federal National Mortgage Association (FNMA)	5.250	06/15/06	Aaa	20,588,940
4,000,000		Federal National Mortgage Association (FNMA)	2.625	11/15/06	Aaa	3,956,520
3,500,000		Federal National Mortgage Association (FNMA)	5.000	01/15/07	Aaa	3,615,343
2,000,000		Federal National Mortgage Association (FNMA)	3.375	12/15/08	Aaa	1,974,234
5,000,000		Federal National Mortgage Association (FNMA)	6.625	09/15/09	Aaa	5,582,870

		TOTAL AGENCY SECURITIES				74,483,722

FOREIGN GOVERNMENT BONDS - 0.63%
500,000		Italy Government International Bond	7.250	02/07/05	Aa2	502,342
1,000,000		Province Of Manitoba Note	4.250	11/20/06	Aa2	1,018,314

		TOTAL FOREIGN GOVERNMENT BONDS				1,520,656

MORTGAGE BACKED SECURITIES - 2.58%
235,615		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.000	12/01/17		246,799
904,014		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.500	01/01/19		934,536
897,249		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.500	01/01/19		927,543
703,938		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.000	06/01/33		727,497
1,218,924		Federal National Mortgage Association (FNMA)	6.305	02/01/08		1,285,641
1,489,055		Federal National Mortgage Association (FNMA)	6.292	12/01/08		1,572,901
456,969		Federal National Mortgage Association (FNMA)	5.000	01/01/19		464,721

		TOTAL MORTGAGE BACKED SECURITIES				6,159,638

U.S. TREASURY SECURITIES - 23.07%
5,000,000		U.S. Treasury Note	7.000	07/15/06		5,301,700
500,000		U.S. Treasury Note	2.750	07/31/06		498,445
5,550,000		U.S. Treasury Note	2.250	02/15/07		5,456,538
5,100,000		U.S. Treasury Note	2.625	05/15/08		4,986,576
6,500,000		U.S. Treasury Note	3.125	09/15/08		6,435,780
2,250,000		U.S. Treasury Note	3.000	02/15/09		2,208,465
2,400,000		U.S. Treasury Note	3.500	11/15/09		2,388,840
22,125,000		U.S. Treasury Note	3.500	12/15/09		22,017,905
5,237,235	k	U.S. Treasury Inflation Indexed Note	3.875	01/15/09		5,873,402

		TOTAL U.S. TREASURY SECURITIES				55,167,651

		TOTAL GOVERNMENT BONDS				137,331,667
		(Cost $138,318,989)

		TOTAL BONDS				229,479,746
		(Cost $230,013,113)

TIAA-CREF MUTUAL FUNDS - Short-Term Bond Fund

			MATURITY
PRINCIPAL		RATE	DATE	VALUE

SHORT-TERM INVESTMENTS - 2.98%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTE - 2.98%
$7,130,000	Federal Home Loan Bank (FHLB)	1.000	01/03/05	$7,128,723

	TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTE			7,128,723

	TOTAL-SHORT TERM INVESTMENTS			7,128,723
	(Cost $7,129,505)

	TOTAL PORTFOLIO - 98.95%
	(Cost $237,142,618)			236,608,469

	OTHER ASSETS AND LIABILITIES, NET - 1.05%			2,499,913

	NET ASSETS -100.00%			$239,108,382

g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration
to qualified institutional buyers.
At December 31, 2004, the value of these securities amounted to $4,013,875 or 1.68% of net assets.
k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
v	Security valued at fair value.
+	As provided by Moody's Investors Service (Unaudited)

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2004, the aggregate cost of portfolio investments for federal income tax purposes was
$237,207,871. Net unrealized depreciation of portfolio investments aggregated $599,402, of which $898,273 related to appreciated portfolio investments and $1,497,675 related to depreciated portfolio investments.

TIAA-CREF MUTUAL FUNDS - Tax-Exempt Bond Fund

TIAA-CREF MUTUAL FUNDS
TAX-EXEMPT BOND FUND
STATEMENT OF INVESTMENTS
December 31, 2004

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

SHORT-TERM MUNICIPAL BONDS - 0.79%
NEW YORK - 0.43%
$ 470,000		New York N.Y.	1.505	08/01/20	$470,000
170,000		New York N.Y.	3.550	08/01/21	170,000
190,000		New York N.Y.	5.000	08/01/17	190,000

		TOTAL NEW YORK			830,000

TEXAS - 0.36%
700,000		Gulf Coast Waste Disposal Authority	1.000	10/01/24	700,000

		TOTAL TEXAS			700,000

		TOTAL SHORT-TERM MUNICIPAL BONDS			1,530,000
		(Cost $1,530,000)

LONG-TERM MUNICIPAL BONDS - 100.35%
ALABAMA - 3.61%
1,140,000	d	Birmingham Industrial Water Board	6.000	07/01/07	1,233,833
2,500,000		Courtland Industrial Development Board	5.000	11/01/13	2,644,150
1,800,000		Jefferson County Sewer Revenue	5.250	02/01/16	1,957,770
1,095,000		West Jefferson Amusement & Public Park Authority Revenue	7.500	12/01/08	1,194,317

		TOTAL ALABAMA			7,030,070

CALIFORNIA - 11.34%
1,375,000	d	California State (General Obligation)	5.000	01/01/13	1,506,753
1,380,000	d	California State (General Obligation)	5.000	02/01/12	1,510,465
1,005,000	d	California State (General Obligation)	5.000	02/01/13	1,101,299
1,000,000		California State (General Obligation)	5.000	02/01/12	1,097,830
1,500,000		California State (General Obligation)	5.000	04/01/12	1,649,745
4,340,000		California State (General Obligation)	5.250	12/01/12	4,866,789
500,000		California State (General Obligation)	5.250	06/01/16	544,280
25,000		California State (General Obligation)	5.250	09/01/16	27,240
4,435,000		California State Department of Water Resource Power	5.500	05/01/12	5,009,466
1,500,000	d	California State Public Works Board Lease	5.250	09/01/16	1,605,690
125,000		Delta Counties Homes Mortgage Finance Authority	6.700	06/01/24	126,244
1,780,000		Metropolitan Water District Southern California Waterworks	5.000	07/01/17	1,938,456
1,020,000		Palmdale California Water District Revenue	5.000	10/01/18	1,082,831

		TOTAL CALIFORNIA			22,067,088

COLORADO - 1.85%
2,025,000		Colorado Springs Sales	5.000	12/01/14	2,157,010
1,300,000		Jefferson County School District	5.000	12/15/15	1,447,212

		TOTAL COLORADO			3,604,222

CONNECTICUT - 2.80%
2,000,000		Connecticut State (General Obligation)	5.000	12/01/14	2,229,720
1,675,000		Connecticut State Municipal Electric Energy Co	7.000	01/01/15	2,091,020
1,000,000		Connecticut State Special Tax Obligation	5.250	07/01/17	1,135,650

		TOTAL CONNECTICUT			5,456,390

TIAA-CREF MUTUAL FUNDS - Tax-Exempt Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

DISTRICT OF COLUMBIA - 0.60%
$1,000,000		District of Columbia Hospital Revenue	6.000	08/15/10	$1,161,120

		TOTAL DISTRICT OF COLUMBIA			1,161,120

FLORIDA - 1.47%
2,620,000		Miami-Dade County School Board	5.000	05/01/31	2,854,988

		TOTAL FLORIDA			2,854,988

ILLINOIS - 2.01%
500,000		Chicago Metropolitan Water Reclamation	7.000	01/01/11	589,855
1,210,000		Cook County Community Consolidated School District	5.500	12/01/14	1,392,456
1,700,000		Metropolitan Pier & Exposition	5.375	06/01/13	1,921,068

		TOTAL ILLINOIS			3,903,379

INDIANA - 2.82%
2,865,000		Anderson School Building Corp	5.250	07/15/14	3,218,799
1,000,000		Indiana State Office Building Community	5.000	07/01/14	1,094,850
730,000		Indianapolis Indiana Multi-Family Revenue	4.875	12/01/11	753,856
395,000		Petersburg Industrial Pollution Control Revenue	5.400	08/01/17	424,902

		TOTAL INDIANA			5,492,407

KENTUCKY - 1.19%
2,085,000		Kentucky State Turnpike Authority	6.000	07/01/11	2,314,371

		TOTAL KENTUCKY			2,314,371

LOUISIANA - 1.13%
2,070,000		De Soto Parish Pollution Control	5.000	10/01/12	2,200,824

		TOTAL LOUISIANA			2,200,824

MASSACHUSETTS -2.97%
1,575,000		Massachusetts State (General Obligation)	5.500	11/01/12	1,800,414
1,500,000		Massachusetts State (General Obligation)	5.250	08/01/16	1,678,200
2,000,000	h	Massachusetts State Special Obligation Revenue	5.500	06/01/16	2,300,240

		TOTAL MASSACHUSETTS			5,778,854

MISSOURI - 1.90%
1,210,000		Chesterfield Certificates Partners	5.250	02/15/17	1,362,690
2,050,000		Missouri State Environmental Improvement & Energy Resources Authority	5.500	07/01/12	2,342,699

		TOTAL MISSOURI			3,705,389

MISSISSIPPI - 0.15%
265,000		Harrison County Waste Water	5.000	02/01/15	292,695

		TOTAL MISSISSIPPI			292,695

TIAA-CREF MUTUAL FUNDS - Tax-Exempt Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

NORTH CAROLINA - 0.27%
$450,000		North Carolina Municipal Power Catawba	6.000	01/01/11	$518,967

		TOTAL NORTH CAROLINA			518,967

NEW JERSEY - 5.04%
2,000,000		New Jersey State (General Obligation)	5.125	07/15/18	2,251,140
315,000		New Jersey State Transportation Trust Fund Authority	5.000	12/15/11	349,430
1,545,000		New Jersey State Transportation Trust Fund Authority	5.250	06/15/14	1,737,013
2,000,000		New Jersey State Transportation Trust Fund Authority	5.250	12/15/12	2,237,940
2,925,000		New Jersey State Turnpike Authority Revenue	5.700	05/01/13	3,235,722

		TOTAL NEW JERSEY			9,811,245

NEW MEXICO - 0.49%
700,000		Dona Ana County Revenue	5.500	12/01/17	780,906
150,000		New Mexico Mortgage Finance Authority	6.000	07/01/10	173,687

		TOTAL NEW MEXICO			954,593

NEVADA - 0.41%					803,592

800,000		Clark County Pollution Control Authority	5.300	10/01/11	803,592

		TOTAL NEVADA

NEW YORK - 19.55%
1,290,000		Dutchess County Resource Recovery Agency	5.000	01/01/10	1,360,976
2,500,000		Metropolitan Transportation Authority	5.500	11/15/13	2,878,000
2,000,000		Metropolitan Transportation Authority	5.500	07/01/16	2,292,040
2,500,000		Metropolitan Transportation Authority	5.500	11/15/16	2,913,050
1,825,000		Nassau County Interim Finance Authority Revenue	5.000	11/15/13	2,031,937
2,270,000		New York State (General Obligation)	5.000	03/01/12	2,470,305
605,000		New York City Transitional Finance Authority	5.250	05/01/14	667,769
2,990,000		New York State Dormitory Authority Revenue	5.750	07/01/12	3,459,668
3,400,000		New York State Dormitory Authority Revenue	5.250	11/15/23	3,741,326
1,800,000		New York State Dormitory Federal Housing Authority Revenue	5.500	02/01/11	2,026,782
2,070,000		New York State Environmental Facilities	5.000	03/15/14	2,293,312
3,000,000		New York State Environmental Facilities	5.250	06/15/18	3,281,730
2,650,000		New York State Thruway Authority Service Contract Revenue	5.500	04/01/12	2,989,783
4,000,000		Tobacco Settlement Funding Corp Revenue	5.000	06/01/12	4,325,960
725,000	h	Triborough Bridge & Tunnel Authority	5.250	11/15/14	819,670
500,000		Westchester County Industrial Development	5.500	07/01/06	512,310

		TOTAL NEW YORK			38,064,618

OHIO - 2.43%
2,500,000		Ohio State Air Quality Development Authority	6.000	12/01/13	2,657,325
835,000		Ohio State Industrial Development Revenue	5.500	11/01/07	836,545
1,060,000		Ohio State Water Development Authority Revenue	6.000	12/01/16	1,238,186

		TOTAL OHIO			4,732,056

OKLAHOMA - 0.57%
975,000	d	Tulsa County Home Finance Authority	6.900	08/01/10	1,102,325

		TOTAL OKLAHOMA			1,102,325

TIAA-CREF MUTUAL FUNDS - Tax-Exempt Bond Fund

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

OREGON - 1.31%
$2,300,000		Oregon State Department Administrative Services	5.000	04/01/13	$2,557,140

		TOTAL OREGON			2,557,140

PENNSYLVANIA - 6.63%
1,545,000		Allegheny County Industrial Development Authority	4.350	12/01/13	1,647,124
1,800,000		Carbon County Hospital Authority	5.400	11/15/14	2,055,618
2,840,000	d	Carbon County Industrial Development Authority	6.650	05/01/10	3,069,245
1,250,000		Pennsylvania Economic Development Financing	6.500	11/01/16	1,355,362
975,000		Pennsylvania Economic Development Financing	6.000	11/01/08	1,023,321
1,030,000		Pennsylvania Economic Development Financing	6.000	11/01/09	1,085,733
585,000		Pennsylvania Economic Development Financing	5.250	12/01/16	618,591
1,850,000		Pittsburgh (General Obligation)	5.375	09/01/14	2,058,218

		TOTAL PENNSYLVANIA			12,913,212

PUERTO RICO - 6.37%
2,800,000		Puerto Rico Commonwealth (General Obligation)	5.500	07/01/10	3,111,388
1,890,000		Puerto Rico Commonwealth (General Obligation)	5.000	07/01/13	2,067,584
1,550,000		Puerto Rico Commonwealth (General Obligation)	5.500	07/01/16	1,779,431
3,800,000		Puerto Rico Public Building Authority Revenue	5.500	07/01/10	4,222,598
1,095,000		Puerto Rico Public Financing	5.750	08/01/27	1,221,265

		TOTAL PUERTO RICO			12,402,266

RHODE ISLAND - 0.93%
1,600,000		Rhode Island State & Providence Plantations	5.250	10/01/14	1,817,984

		TOTAL RHODE ISLAND			1,817,984

SOUTH CAROLINA - 1.99%
1,000,000		Greenville County Certificates Partners	5.000	04/01/17	1,081,990
2,600,000		South Carolina Transportation Infrastructure	5.000	10/01/15	2,793,310

		TOTAL SOUTH CAROLINA			3,875,300

TENNESSEE - 1.58%
1,625,000		Memphis-Shelby County	5.000	09/01/09	1,740,343
1,195,000		Memphis-Shelby County Airport Authority	5.250	09/01/15	1,341,149

		TOTAL TENNESSEE			3,081,492

TEXAS - 10.06%
5,105,000		Brazos River Authority	4.900	10/01/15	5,619,788
3,900,000	h	Fort Worth Texas Water & Sewer Revenue	5.250	02/15/14	4,386,252
1,485,000		Harris County Flood Control District	5.000	10/01/14	1,646,702
645,000		Houston Airport System Revenue	5.800	07/01/10	700,747
1,000,000		Houston Hotel Occupancy	5.500	09/01/11	1,135,560
2,595,000		San Antonio Electric & Gas	5.250	02/01/16	2,819,338
1,520,000		San Antonio Electric & Gas	5.250	02/01/15	1,653,836
1,500,000		San Antonio Independent School District	5.250	08/15/17	1,613,580

		TOTAL TEXAS			19,575,803

TIAA-CREF MUTUAL FUNDS - Tax-Exempt Bond Fund

			MATURITY
PRINCIPAL		RATE	DATE	VALUE

VIRGINIA - 0.26%
$450,000	Chesapeake VA (General Obligation)	5.000	05/01/14	$501,003

	TOTAL VIRGINIA			501,003

VIRGIN ISLANDS - 0.64%
1,175,000	Virgin Islands Water & Power Authority	5.000	07/01/09	1,240,130

	TOTAL VIRGIN ISLANDS			1,240,130

WASHINGTON - 7.22%
750,000	Cowlitz County Public Utility	5.000	09/01/11	829,372
550,000	King & Snohomish County School District No 417 (General Obligation)	5.000	12/01/12	610,940
1,950,000	King County School District No 412 (General Obligation)	5.500	12/01/12	2,209,058
2,000,000	King County School District No 414 (General Obligation)	5.750	12/01/12	2,324,860
3,345,000	Port Seattle Revenue	5.500	09/01/17	3,882,675
3,000,000	Snohomish County Public Utility District No 1 General System Revenue	5.250	12/01/12	3,384,030
750,000	Washington State Public Power Supply	5.000	07/01/13	813,651

	TOTAL WASHINGTON			14,054,586

WISCONSIN - 0.76%
1,250,000	Wisconsin State Clean Water Revenue	6.875	06/01/11	1,478,437

	TOTAL WISCONSIN			1,478,437

	TOTAL LONG-TERM MUNICIPAL BONDS			195,346,546
	(Cost $190,917,193)

	TOTAL PORTFOLIO - 101.14%			196,876,546
	(Cost $ 192,447,193)

	OTHER ASSETS AND LIABILITIES, NET - (1.14%)			(2,211,579)

	NET ASSETS - 100.00%			$194,664,967

d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.

h	These securities were purchased on a delayed delivery basis.

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2004, the aggregate cost of portfolio investments for federal income tax purposes was $192,477,184. Net unrealized appreciation of portfolio investments aggregated $4,399,362, of which $4,649,706 related to appreciated portfolio investments and $250,344 related to depreciated portfolio investments.

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

TIAA-CREF MUTUAL FUNDS BOND PLUS FUND STATEMENT OF INVESTMENTS December 31, 2004

				MATURITY
PRINCIPAL			RATE	DATE	RATING +	VALUE

BONDS - 95.14%
CORPORATE BONDS - 30.45%
AGRICULTURAL SERVICES - 0.11%
$ 500,000	g	Yara International ASA Note	5.250	12/15/14	Baa2	$503,179

		TOTAL AGRICULTURAL SERVICES				503,179

ASSET BACKED - 3.63%
2,000,000	d	Chase Funding Mortgage Loan Series 2004-2 (Class A1)	3.777	01/25/22	Aaa	1,990,196
1,000,000		Chase Funding Mortgage Loan Series 2004-2 (Class B1)	5.700	02/25/34	Baa2	971,319
1,000,000		Chase Funding Mortgage Loan Series 2004-2 (Class M1)	5.700	02/25/34	Aa2	1,008,997
1,508,891		Countrywide Home Equity Loan Trust Series 2004-B (Class A1)	2.623	02/15/29	Aaa	1,508,891
500,000		Detroit Edison Securitization Funding LLC Series 2001-1 (Class A3)	5.875	03/01/10	Aaa	522,538
2,000,000	v	Golden Securities Corp Series 2003-A (Class A1)	1.950	12/02/13	Aaa	2,000,820
10,356		Household Automotive Trust Series 2000-2 (Class A3)	3.680	04/17/06	Aaa	10,358
349,308		Nissan Auto Receivables Owner Trust Series 2001-C (Class A4)	4.800	02/15/07	Aaa	349,991
1,000,000		Peco Energy Transition Trust Series 1999-A (Class A7)	6.130	03/01/09	Aaa	1,069,346
758,431		Public Service New Hampshire Funding LLC Series 2001-1 (Class A2)	5.730	11/01/10	Aaa	788,195
819,579		Residential Asset Securities Corp Series 1999-Ks2 (Class AI6)	7.150	07/25/30	Aaa	831,605
910,781		Residential AssetSecurities Corp Series 2001-Ks2 (Class AI6)	6.489	10/25/30	Aaa	952,409
5,000,000		Residential Asset Securities Corp Series 2004-R (Class M1)	2.801	11/25/34	Aa1	5,000,080

		TOTAL ASSET BACKED				17,004,745

BUSINESS SERVICES - 0.34%
250,000		Cendant Corp (Sr Note)	7.375	01/15/13	Baa1	288,755
250,000		Equifax, Inc	6.300	07/01/05	Baa1	253,916
1,000,000		Hartford Financial (Sr Note)	6.375	11/01/08	A3	1,073,774

		TOTAL BUSINESS SERVICES				1,616,445

CHEMICALS AND ALLIED PRODUCTS - 0.49%
500,000	g	Clorox Co Note	5.000	01/15/15	A3	509,499
500,000		Lubrizol Corp (Sr Note)	4.625	10/01/09	Baa3	499,229
750,000		Procter & Gamble Co Note	4.950	08/15/14	Aa3	767,942
500,000		Du Pont EI de Nemours & Co Note	4.750	11/15/12	Aa3	509,904

		TOTAL CHEMICALS AND ALLIED PRODUCTS				2,286,574

COMMUNICATIONS - 3.18%
500,000		360 Communications Co (Sr Note)	7.500	03/01/06	A2	524,281
250,000		AT&T Corp (Guarantee Note)	8.375	03/15/13	Baa3	308,124
250,000		AT&T Wireless Services, Inc (Sr Note)	7.875	03/01/11	Baa2	294,247
250,000		AT&T Wireless Services, Inc (Sr Note)	8.750	03/01/31	Baa2	337,043
2,000,000		BellSouth Telecommunication Note	6.500	06/15/05	Aa3	2,033,426
500,000		British Telecommunications plc Bond	8.875	12/15/30	Baa1	667,847
250,000		Clear Channel Communications, Inc (Sr Note)	5.750	01/15/13	Baa3	258,300
500,000		Comcast Corp (Guarantee Note)	6.500	01/15/15	Baa3	554,941
500,000		Comcast Corp Bond	7.050	03/15/33	Baa3	571,282
250,000		Cox Communications, Inc Note	4.625	06/01/13	Baa2	239,498

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING +	VALUE

$500,000	g	COX Communications, Inc Note	5.450	12/15/14	Baa3	$501,195
500,000		Deutsche Telekom International Finance BV (Guarantee Note)	3.875	07/22/08	Baa1	498,473
250,000		Deutsche Telekom International Finance BV (Guarantee Note)	8.750	06/15/30	Baa1	329,299
250,000		France Telecom Note	8.500	03/01/11	Baa2	298,135
500,000	g	Rogers Cable, Inc (Sec Note)	6.750	03/15/15	Ba3	511,250
500,000	g	Rogers Wireless Communications, Inc (Sec Note)	7.500	03/15/15	Ba3	527,500
500,000		SBC Communications, Inc Note	4.125	09/15/09	A2	498,891
500,000		SBC Communications, Inc Note	5.100	09/15/14	A2	504,637
250,000		SBC Communications, Inc Note	6.150	09/15/34	A2	257,098
500,000		Sprint Capital Corp (Guarantee Note)	7.625	01/30/11	Baa3	580,609
250,000		Sprint Capital Corp (Guarantee Note)	6.900	05/01/19	Baa3	279,133
500,000		Sprint Capital Corp (Guarantee Note)	6.875	11/15/28	Baa3	547,325
750,000		Sprint Capital Corp Note	8.375	03/15/12	Baa3	914,266
2,000,000		Verizon New Jersey, Inc Deb	5.875	01/17/12	Aa3	2,127,389
250,000		Verizon Virginia, Inc Deb	4.625	03/15/13	Aa3	243,273
500,000		Verizon Wireless Capital LLC Note	5.375	12/15/06	A3	517,940

		TOTAL COMMUNICATIONS				14,925,402

DEPOSITORY INSTITUTIONS - 3.54%
250,000		Bank of America Corp (Sr Note)	4.875	01/15/13	Aa2	254,433
250,000		Bank of America Corp (Sr Note)	5.375	06/15/14	Aa2	260,465
250,000		Bank of America Corp (Sr. Note)	3.375	02/17/09	Aa2	244,778
600,000		Bank of America Corp (Sub Note)	7.400	01/15/11	Aa3	695,974
750,000		Bank of America Corp (Sub Note)	4.750	08/15/13	Aa3	751,633
1,000,000		Bank One NA Illinois Note	5.500	03/26/07	Aa2	1,042,759
250,000		BB & T Corp (Sub Note)	6.500	08/01/11	A2	278,683
2,125,000	g	Citigroup, Inc (Sub Note)	5.000	09/15/14	Aa2	2,133,243
250,000		Golden West Financial Corp (Sr Note)	4.750	10/01/12	A1	251,785
250,000		Greenpoint Financial Corp (Sr Note)	3.200	06/06/08	A2	243,821
500,000		JP Morgan Chase & Co (Sub Note)	7.875	06/15/10	A1	582,401
250,000		JP Morgan Chase & Co Note	4.500	11/15/10	Aa3	251,789
250,000	h	JPMorgan Chase & Co (Sub Note)	5.125	09/15/14	A1	251,630
250,000		Marshall & Ilsley Corp Note	4.375	08/01/09	A1	252,762
250,000		Marshall & Ilsley Bank (Sr Note)	4.125	09/04/07	Aa3	253,162
1,000,000		Mellon Funding Corp (Guarantee Note)	6.400	05/14/11	A2	1,106,578
1,000,000		PNC Funding Corp (Guarantee Note)	5.750	08/01/06	A2	1,036,215
250,000		Popular North America, Inc	4.700	06/30/09	A3	254,999
500,000		Regions Financial Corp (Sub Note)	6.375	05/15/12	A2	552,681
500,000		SunTrust Bank (Sub Note)	7.250	09/15/06	Aa3	531,690
500,000		US Bancorp (Sr Note)	5.100	07/15/07	Aa3	518,367
500,000		Wachovia Bank NA/Old (Sub Note)	4.800	11/01/14	Aa3	496,545
500,000		Wachovia Corp (Sr. Note)	3.625	02/17/09	Aa3	494,088
750,000		Wachovia Corp (Sub Note)	5.250	08/01/14	A1	768,220
250,000		Washington Mutual, Inc Note	4.000	01/15/09	A3	249,251
250,000		Wells Fargo & Co (Sr Note)	4.200	01/15/10	Aa1	251,365
500,000		Wells Fargo Bank NA (Sub Note)	6.450	02/01/11	Aa1	556,751
2,030,832	v	Wells Fargo Home Equity Trust	4.450	10/26/34	NR	2,030,832

		TOTAL DEPOSITORY INSTITUTIONS				16,596,900

ELECTRIC, GAS, AND SANITARY SERVICES - 2.07%
500,000	d	American Electric Power Co, Inc Note	6.125	05/15/06	Baa3	518,096
250,000		Carolina Power & Light Co (First Mortgage Bond)	6.125	09/15/33	A3	266,225
500,000		CenterPoint Energy Resources Corp (Sr Note)	7.875	04/01/13	Ba1	594,295
500,000		Consolidated Edison Co of New York	4.700	06/15/09	A1	512,764
250,000		Consolidated Edison Co of New York Note Deb	4.875	02/01/13	A1	253,438
750,000		Consolidated Natural Gas Co (Sr Note)	6.250	11/01/11	A3	820,963
250,000		Consolidated Natural Gas Co (Sr Note)	5.000	12/01/14	A3	249,627
500,000	g	Consumers Energy Co (1st Mtge)	4.400	08/15/09	Baa3	503,153
250,000		Duke Capital LLC Note	5.668	08/15/14	Baa3	258,024
500,000		FirstEnergy Corp Note	6.450	11/15/11	Baa3	543,235
1,000,000		Georgia Power Co (Sr Note)	5.500	12/01/05	A2	1,021,670

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING +	VALUE

$500,000		Kinder Morgan Energy Partners LP (Sr Note)	5.000	12/15/13	Baa1	$499,336
250,000		National Fuel Gas Co Note	5.250	03/01/13	A3	254,664
250,000		NiSource Finance Corp (Guarantee Note)	7.875	11/15/10	Baa3	292,541
250,000		Pacific Gas & Electric Co (1st Mtge)	6.050	03/01/34	Baa2	259,611
250,000		Progress Energy Florida, Inc	4.800	03/01/13	A1	249,679
250,000		Public Service Co of Colorado (Collateral Note)	5.500	04/01/14	A3	263,535
500,000		Texas Eastern Transmission LP (Sr Note)	5.250	07/15/07	Baa2	515,389
1,000,000	g	TXU Corp Note	4.800	11/15/09	Ba1	1,001,790
250,000		Waste Management, Inc (Guarantee Note)	7.750	05/15/32	Baa3	309,602
500,000		Westar Energy, Inc (First Mortgage Bond)	6.000	07/01/14	Ba1	537,526

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES				9,725,163

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 0.33%
500,000		Cooper Industries, Inc (Guarantee Note)	5.250	07/01/07	A3	518,671
500,000		Emerson Electric Co Note	5.000	12/15/14	A2	515,892
500,000		General Electric Co Note	5.000	02/01/13	Aaa	513,075

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				1,547,638

FABRICATED METAL PRODUCTS - 0.05%
250,000		Fortune Brands, Inc Note	4.875	12/01/13	A2	253,725

		TOTAL FABRICATED METAL PRODUCTS				253,725

FOOD AND KINDRED PRODUCTS - 0.71%
250,000		Anheuser-Busch Cos, Inc Bond	4.375	01/15/13	A1	247,936
250,000		Bottling Group LLC (Guarantee Note)	4.625	11/15/12	Aa3	253,228
250,000		Bunge Ltd Finance Corp Note	5.875	05/15/13	Baa3	262,735
250,000		ConAgra Foods, Inc Note	7.875	09/15/10	Baa1	293,946
500,000		Conagra Foods, Inc Note	8.250	09/15/30	Baa1	666,261
500,000		Coors Brewing Co (Guarantee Note)	6.375	05/15/12	Baa2	549,085
500,000		Kraft Foods, Inc Bonds	6.500	11/01/31	A3	550,538
250,000		Sara Lee Corp Note	3.875	06/15/13	A3	234,604
250,000		Unilever Capital Corp (Guarantee Note)	5.900	11/15/32	A1	264,703

		TOTAL FOOD AND KINDRED PRODUCTS				3,323,036

FOOD STORES - 0.12%
500,000	d	Kroger Co (Guarantee Note)	6.800	04/01/11	Baa2	560,865

		TOTAL FOOD STORES				560,865

FORESTRY - 0.11%
500,000		Weyerhaeuser Co Note	6.000	08/01/06	Baa2	519,589

		TOTAL FORESTRY				519,589

FURNITURE AND FIXTURES - 0.33%
500,000		Masco Corp Note	4.625	08/15/07	Baa1	509,270
1,000,000		Newell Rubbermaid, Inc Note	6.000	03/15/07	Baa2	1,044,267

		TOTAL FURNITURE AND FIXTURES				1,553,537

GENERAL BUILDING CONTRACTORS - 0.43%
250,000		Centex Corp Note	4.750	01/15/08	Baa2	255,618
500,000		DR Horton, Inc	5.000	01/15/09	Ba1	503,750
500,000		KB Home (Guarantee Note)	5.875	01/15/15	Ba1	495,000

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING +	VALUE

$500,000		MDC Holdings, Inc (Guarantee Note)	5.500	05/15/13	Baa3	$509,424
250,000		Pulte Homes, Inc Note	5.250	01/15/14	Baa3	248,959

		TOTAL GENERAL BUILDING CONTRACTORS				2,012,751

GENERAL MERCHANDISE STORES - 0.28%
500,000		Target Corp Note	4.000	06/15/13	A2	483,313
500,000		Wal-Mart Stores, Inc Note	4.125	02/15/11	Aa2	500,669
250,000		Wal-Mart Stores, Inc Note	7.550	02/15/30	Aa2	325,474

		TOTAL GENERAL MERCHANDISE STORES				1,309,456

HEALTH SERVICES - 0.06%
250,000		Laboratory Corp of America Holdings Note	5.500	02/01/13	Baa3	260,779

		TOTAL HEALTH SERVICES				260,779

HOLDING AND OTHER INVESTMENT OFFICES - 0.23%
250,000		Boston Properties, Inc (Sr Note)	6.250	01/15/13	Baa2	271,364
250,000		Chelsea Property Group, Inc Note	6.000	01/15/13	Baa2	262,460
250,000		EOP Operating LP (Guarantee Note)	5.875	01/15/13	Baa2	264,020
250,000	g	Mantis Reef Ltd Note	4.799	11/03/09	A3	249,473

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES				1,047,317

HOTELS AND OTHER LODGING PLACES - 0.05%
250,000		MGM Mirage (Guarantee Note)	6.000	10/01/09	Ba1	256,250

		TOTAL HOTELS AND OTHER LODGING PLACES				256,250

INDUSTRIAL MACHINERY AND EQUIPMENT - 0.12%
250,000		Hewlett-Packard Co Note	6.500	07/01/12	A3	281,222
250,000		International Business Machines Corp Deb	6.220	08/01/27	A1	272,755

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT				553,977

INSURANCE CARRIERS - 0.75%
250,000		Allstate Corp/The Note	5.000	08/15/14	A1	251,157
500,000		Anthem, Inc Note	3.500	09/01/07	Baa1	497,228
500,000		International Lease Finance Corp Note	6.375	03/15/09	A1	541,741
250,000		MetLife, Inc	6.375	06/15/34	A2	268,130
500,000		Prudential Financial, Inc Note	4.750	04/01/14	A3	490,135
500,000		UnitedHealth Group, Inc (Sr Note)	3.300	01/30/08	A3	492,886
1,000,000		UnitedHealth Group, Inc Note	3.375	08/15/07	A3	992,340

		TOTAL INSURANCE CARRIERS				3,533,617

METAL MINING - 0.16%
250,000		Barrick Gold Corp Bond	5.800	11/15/34	Baa1	251,611
250,000		Barrick Gold Finance Co Note	4.875	11/15/14	Baa1	249,147
250,000		Placer Dome, Inc Deb	6.375	03/01/33	Baa2	266,761

		TOTAL METAL MINING				767,519

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING +	VALUE

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.11%
$500,000		Tyco International Group SA (Guarantee Note)	5.800	08/01/06	Baa3	$518,019

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES				518,019

MISCELLANEOUS RETAIL - 0.16%
500,000	g	CVS Corp Note	4.875	09/15/14	A3	499,457
250,000		Tyco International Group SA (Company Guarantee)	6.000	11/15/13	Baa3	272,050

		TOTAL MISCELLANEOUS RETAIL				771,507

MOTION PICTURES - 0.56%
650,000		AOL Time Warner, Inc (Guarantee Note)	5.625	05/01/05	Baa1	655,986
750,000		AOL Time Warner, Inc (Guarantee Note)	6.875	05/01/12	Baa1	853,715
250,000		AOL Time Warner, Inc (Guarantee Note)	7.700	05/01/32	Baa1	305,742
250,000		News America, Inc (Guarantee Note)	7.625	11/30/28	Baa3	296,871
500,000		Walt Disney Co Note	5.500	12/29/06	Baa1	518,715

		TOTAL MOTION PICTURES				2,631,029

NATIONAL SECURITY AND INTERNATIONAL AFFAIRS - 0.11%
500,000		Inter-American Development Bank	4.375	09/20/12	Aaa	503,977

		TOTAL NATIONAL SECURITY AND INTERNATIONAL AFFAIRS				503,977

NONDEPOSITORY INSTITUTIONS - 2.58%
500,000		American General Finance Corp	4.625	05/15/09	A1	508,839
500,000		American Honda Finance Corp	4.500	05/26/09	A1	508,665
500,000		Capital One Bank (Sr Note)	5.125	02/15/14	Baa2	500,575
250,000		CIT Group, Inc (Sr Note)	4.125	11/03/09	A2	248,880
250,000		CIT Group, Inc (Sr Note)	5.125	09/30/14	A2	250,294
500,000		CIT Group, Inc (Sr Sub Note)	4.125	02/21/06	A2	504,895
250,000		Countrywide Home Loans, Inc (Guarantee Note)	5.625	07/15/09	A3	264,607
500,000		Ford Motor Credit Co	7.375	02/01/11	A3	538,572
250,000		Ford Motor Credit Co Note	6.500	01/25/07	A3	259,655
500,000		Ford Motor Credit Co Note	7.000	10/01/13	A3	528,425
1,000,000		General Electric Capital Corp Note	3.125	04/01/09	Aaa	968,458
1,000,000		General Electric Capital Corp Note	4.375	11/21/11	Aaa	994,138
1,750,000		General Electric Capital Corp Note	5.875	02/15/12	Aaa	1,894,229
500,000		Household Finance Corp	4.750	05/15/09	A1	512,116
500,000		Household Finance Corp Note	4.125	12/15/08	A1	501,762
750,000		Household Finance Corp Note	6.375	11/27/12	A1	827,520
250,000		HSBC Capital Funding LP/Jersey Channel Islands (Guarantee Note)	4.610	12/29/49	A1	241,317
500,000		International Finance Corp	3.750	06/30/09	Aaa	501,288
250,000		MBNA America Bank Note	5.375	01/15/08	Baa1	260,882
500,000		National Rural Utility Coop Finance Note	5.750	08/28/09	A2	533,817
250,000	d,g	Rabobank Capital Funding Trust (Sub Note)	5.254	12/30/16	Aa2	248,641
250,000		SLM Corp Note	4.000	01/15/09	A2	250,022
250,000		Toyota Motor Credit Corp Note	2.900	07/08/08	Aaa	243,483

		TOTAL NONDEPOSITORY INSTITUTIONS				12,091,080

OIL AND GAS EXTRACTION - 1.05%
500,000		Burlington Resource (Guarantee Note)	6.400	08/15/11	Baa1	552,350
250,000		Canadian Natural Resources Ltd Bond	5.850	02/01/35	Baa1	250,109
500,000		Devon Energy Corp (Sr Note)	2.750	08/01/06	Baa2	495,179
250,000		EnCana Corp Bond	6.500	08/15/34	Baa2	274,782
250,000		Equitable Resources, Inc Bond	5.150	11/15/12	A2	259,187
250,000		Nexen, Inc Note	5.050	11/20/13	Baa2	247,375
750,000		Ocean Energy, Inc (Guarantee Note)	4.375	10/01/07	Baa3	756,767
500,000		Panhandle Eastern Pipe Line (Sr Note)	4.800	08/15/08	Baa3	506,985
250,000		PC Financial Partnership Note	5.000	11/15/14	Baa2	249,441

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING +	VALUE

$500,000		Pemex Project Funding Master Trust (Guarantee Note)	6.125	08/15/08	Baa1	$530,000
250,000		Pemex Project Funding Master Trust (Guarantee Note)	9.125	10/13/10	Baa1	299,750
500,000	g	Plains All American Pipeline LP/PAA Finance Corp Note	4.750	08/15/09	Baa3	506,789

		TOTAL OIL AND GAS EXTRACTION				4,928,714

OTHER MORTGAGE BACKED SECURITIES - 3.12%
1,481,502	v	AQ Finance NIM Trust Series 2004-RNS (Class 2)	2.618	04/25/09	Aaa	1,481,503
937,149	v	AQ Finance NIM Trust Series 2004-RNS (Class 3)	2.598	05/25/09	NR	937,149
3,000,000		Banc of America Commercial Mortgage Series 2002-2 (Class A3)	5.118	07/11/43	NR	3,104,655
3,000,000		Bear Stearns Commercial Mortgage Securities Series 2004 (Class A5)	4.978	07/11/42	Aaa	3,033,174
505,000		Centex Home Equity Series 2004-C (Class AF5)	5.980	06/25/34	Aaa	514,544
1,000,000		General Electric Commercial Mortgage Securities Corp Series 2003-C2 (Class A4)	5.145	07/10/37	Aaa	1,032,621
1,000,000		JP Morgan Chase Commercial Mortgage Securities Corp Series 2003-CB6 (Class A2)	5.255	07/12/37	Aaa	1,040,377
1,000,000		Merrill Lynch Mortgage Trust Series 2003-KEY1 (Class A4)	5.236	11/01/35	NR	1,034,495
1,000,000		Merrill Lynch Mortgage Trust Series 2004 (Class AJ)	4.922	10/12/41	NR	998,836
467,643	v	Option One Mortgage Securities Corp NIM Trust Series 2004-A1 (Class A)	2.608	04/26/09	Aaa	467,643
1,000,000		Wachovia Bank Commercial Mortgage Trust Series 2004-C15 (Class A4)	4.803	10/15/41	Aaa	995,903

		TOTAL OTHER MORTGAGE BACKED SECURITIES				14,640,900

PAPER AND ALLIED PRODUCTS - 0.80%
250,000		International Paper Co Note	3.800	04/01/08	Baa2	248,800
1,000,000		International Paper Co Note	5.850	10/30/12	Baa2	1,065,222
2,000,000		Kimberly-Clark Corp Note	7.100	08/01/07	Aa2	2,172,001
250,000	g	Sappi Papier Holding AG (Guarantee Note)	6.750	06/15/12	Baa3	277,777

		TOTAL PAPER AND ALLIED PRODUCTS				3,763,800

PETROLEUM AND COAL PRODUCTS - 0.45%
1,000,000		Conoco Funding Co (Guarantee Note)	6.350	10/15/11	A3	1,114,020
250,000		Enterprise Products Operating LP (Sr Note)	4.000	10/15/07	Baa3	249,390
500,000		Enterprise Products Operating LP (Sr Note)	4.625	10/15/09	Baa3	499,217
250,000		Enterprise Products Operating LP (Sr Note)	6.650	10/15/34	Baa3	258,568

		TOTAL PETROLEUM AND COAL PRODUCTS				2,121,195

PIPELINES, EXCEPT NATURAL GAS - 0.10%
250,000		Enbridge Energy Partners LP Note	4.000	01/15/09	Baa2	246,279
250,000		TransCanada Pipelines Ltd Note	4.000	06/15/13	A2	235,925

		TOTAL PIPELINES, EXCEPT NATURAL GAS				482,204

PRIMARY METAL INDUSTRIES - 0.12%
250,000		Alcan, Inc	6.125	12/15/33	Baa1	265,886
250,000		Alcoa, Inc Note	6.500	06/01/11	A2	279,828

		TOTAL PRIMARY METAL INDUSTRIES				545,714

PRINTING AND PUBLISHING - 0.39%
250,000		Belo (A.H.) Corp Series B Deb Note	7.250	09/15/27	Baa3	283,540
1,000,000		News America Holdings Deb	8.250	08/10/18	Baa3	1,243,588
250,000		Viacom, Inc (Guarantee Note)	6.625	05/15/11	A3	280,333

		TOTAL PRINTING AND PUBLISHING				1,807,461

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

			MATURITY
PRINCIPAL		RATE	DATE	RATING +	VALUE

RAILROAD TRANSPORTATION - 0.52%
$250,000	Burlington North Santa Fe Note	5.900	07/01/12	Baa2	$270,119
500,000	Canadian National Railway Co Note	4.400	03/15/13	Baa1	490,245
174,000	Norfolk Southern Corp Note	7.350	05/15/07	Baa1	188,398
911,000	Norfolk Southern Corp Note	5.257	09/17/14	Baa1	938,078
500,000	Union Pacific Corp Note	6.500	04/15/12	Baa2	556,319

	TOTAL RAILROAD TRANSPORTATION				2,443,159

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.06%
250,000	Sealed Air Corp (Sr Note)	5.375	04/15/08	Baa3	259,753

	TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS				259,753

SECURITY AND COMMODITY BROKERS - 1.36%
250,000	Bear Stearns Cos, Inc Note	5.700	11/15/14	A1	264,322
500,000	Franklin Resources, Inc Note	3.700	04/15/08	A2	497,571
250,000	Goldman Sachs Group Inc Note	5.250	10/15/13	Aa3	255,842
250,000	Goldman Sachs Group, Inc (Sub Note)	6.345	02/15/34	A1	258,788
250,000	Goldman Sachs Group, Inc Note	6.125	02/15/33	Aa3	257,822
1,250,000	Lehman Brothers Holdings, Inc Note	4.000	01/22/08	A1	1,259,384
500,000	Lehman Brothers Holdings, Inc Note	6.625	01/18/12	A1	559,440
250,000	Lehman Brothers Holdings, Inc Note	4.800	03/13/14	A1	247,088
250,000	Merrill Lynch & Co, Inc Note	5.000	01/15/15	Aa3	248,868
500,000	Morgan Stanley Note	3.625	04/01/08	Aa3	496,764
1,250,000	Morgan Stanley Note	5.300	03/01/13	Aa3	1,287,623
750,000	Morgan Stanley Note	4.000	01/15/10	Aa3	741,562

	TOTAL SECURITY AND COMMODITY BROKERS				6,375,074

STONE, CLAY, AND GLASS PRODUCTS - 0.06%
250,000	CRH America Inc (Guarantee Note)	6.400	10/15/33	Baa1	270,655

	TOTAL STONE, CLAY, AND GLASS PRODUCTS				270,655

TOBACCO PRODUCTS - 0.05%
250,000	RJ Reynolds Tobacco Holdings, Inc (Guarantee Note)	6.500	06/01/07	Ba2	257,500

	TOTAL TOBACCO PRODUCTS				257,500

TRANSPORTATION EQUIPMENT - 1.60%
500,000	DaimlerChrysler NA Holding Corp (Guarantee Note)	8.500	01/18/31	A3	620,665
250,000	DaimlerChrysler NA Holding Corp Note	6.500	11/15/13	A3	270,294
750,000	Ford Motor Co Note	7.450	07/16/31	Baa1	746,935
250,000	General Dynamics Corp Note	3.000	05/15/08	A2	244,049
1,000,000	General Motors Acceptance Corp	5.625	05/15/09	Baa1	996,780
1,000,000	General Motors Acceptance Corp Note	6.750	12/01/14	Baa1	995,736
1,000,000	General Motors Corp Deb	8.375	07/15/33	Baa2	1,028,646
500,000	Harsco Corp Note	5.125	09/15/13	A3	505,379
500,000	Lockheed Martin Corp Bond	8.500	12/01/29	Baa2	682,918
250,000	Northrop Grumman Corp (Guarantee Note)	7.750	02/15/31	Baa2	316,141
1,000,000	United Technologies Corp Note	6.350	03/01/11	A2	1,104,281

	TOTAL TRANSPORTATION EQUIPMENT				7,511,824

WHOLESALE TRADE-DURABLE GOODS - 0.05%
250,000	Johnson & Johnson Deb	3.800	05/15/13	Aaa	238,260

	TOTAL WHOLESALE TRADE-DURABLE GOODS				238,260

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL			RATE	DATE	RATING +	VALUE

WHOLESALE TRADE-NONDURABLE GOODS - 0.11%
$500,000		GlaxoSmithKline Capital Inc (Guarantee Note)	5.375	04/15/34	Aa2	$494,124

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS				494,124

		TOTAL CORPORATE BONDS				142,814,413
		(Cost $148,397,751)

GOVERNMENT BONDS - 64.69%
AGENCY SECURITIES - 14.30%
10,000,000	d	Federal Farm Credit Bank (FFCB)	2.250	09/01/06	Aaa	9,850,870
5,000,000		Federal Farm Credit Bank (FFCB)	3.000	12/17/07	Aaa	4,935,022
7,500,000		Federal Home Loan Bank (FHLB)	2.875	05/22/06	Aaa	7,476,030
8,000,000		Federal Home Loan Bank (FHLB)	3.125	09/15/06	Aaa	7,991,656
2,000,000		Federal Home Loan Mortgage Corp (FHLMC)	3.500	05/21/08	Aaa	1,992,866
9,000,000		Federal Home Loan Mortgage Corp (FHLMC)	4.250	07/15/09	Aaa	9,156,429
6,000,000		Federal Home Loan Mortgage Corp (FHLMC)	7.000	03/15/10	Aaa	6,847,654
2,990,000		Federal Home Loan Mortgage Corp (FHLMC)	5.875	03/21/11	Aa2	3,228,151
8,000,000		Federal National Mortgage Association (FNMA)	2.625	11/15/06	Aaa	7,913,040
1,500,000		Federal National Mortgage Association (FNMA)	3.410	08/30/07	Aaa	1,494,939
3,000,000		Federal National Mortgage Association (FNMA)	5.250	01/15/09	Aaa	3,167,100
3,000,000		Federal National Mortgage Association (FNMA)	4.625	10/15/14	Aaa	3,002,253

		TOTAL AGENCY SECURITIES				67,056,010

FOREIGN GOVERNMENT BONDS - 1.56%
1,000,000		Brazilian Government International Bond	10.500	07/14/14	B1	1,185,000
250,000		Brazilian Government International Bond Note	10.250	06/17/13	B1	294,250
1,000,000		Canada Government Bond	6.750	08/28/06	Aaa	1,058,343
250,000		Chile Government International Bond	5.500	01/15/13	Baa1	262,675
250,000	g	Guatemala Government Bond	8.125	10/06/34	Ba2	258,750
250,000		Korea Development Bank Note	5.750	09/10/13	A3	264,000
879,000		Mexico Government International Bond	5.875	01/15/14	Baa2	900,536
500,000		Mexico Government International Bond Note	6.750	09/27/34	Baa2	493,750
250,000		Mexico Government International Note	6.375	01/16/13	Baa2	265,000
500,000		Province of Ontario, Canada Note	5.125	07/17/12	Aa2	526,715
1,000,000		Province of Quebec Deb	7.500	09/15/29	A1	1,298,455
500,000		Turkey Government International Bond	7.250	03/15/15	B1	513,750

		TOTAL FOREIGN GOVERNMENT BONDS				7,321,224

MORTGAGE BACKED SECURITIES - 33.74%
134,373		Federal Home Loan Mortgage Corp Gold (FGLMC)	7.000	09/01/10		142,467
274,462		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.500	12/01/16		290,641
717,925		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.000	05/01/18		729,658
1,452,664		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.000	06/01/18		1,476,404
3,552,844		Federal Home Loan Mortgage Corp Gold (FGLMC)	4.500	11/01/18		3,549,437
4,597,610		Federal Home Loan Mortgage Corp Gold (FGLMC)	4.500	01/01/19		4,593,201
2,260,036		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.500	01/01/19		2,336,340
208,045		Federal Home Loan Mortgage Corp Gold (FGLMC)	7.000	10/01/20		221,617
544,525		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.500	01/01/29		572,469
80,871		Federal Home Loan Mortgage Corp Gold (FGLMC)	8.000	01/01/31		87,639
3,120,883		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.500	08/01/32		3,277,058
4,512,400		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.000	11/01/33		4,490,484
1,571,202		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.000	11/01/33		1,623,786
3,742,475		Federal Home Loan Mortgage Corp Gold (FGLMC)	5.500	01/01/34		3,804,346
5,000,000	h	Federal Home Loan Mortgage Corp Gold (FGLMC)	6.000	01/15/34		5,164,060
225,214		Federal National Mortgage Association (FNMA)	6.000	12/01/08		234,536

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

$1,489,055		Federal National Mortgage Association (FNMA)	6.292	12/01/08	$1,572,901
3,952,579		Federal National Mortgage Association (FNMA)	4.760	02/01/14	4,007,912
2,996,520		Federal National Mortgage Association (FNMA)	4.640	11/01/14	2,986,269
568,349		Federal National Mortgage Association (FNMA)	6.500	10/01/16	602,793
249,355		Federal National Mortgage Association (FNMA)	6.500	11/01/16	264,467
680,048		Federal National Mortgage Association (FNMA)	6.000	11/01/17	713,012
548,298		Federal National Mortgage Association (FNMA)	6.000	01/01/18	574,877
605,378		Federal National Mortgage Association (FNMA)	6.000	02/01/18	634,693
489,763		Federal National Mortgage Association (FNMA)	6.500	02/01/18	519,431
792,183		Federal National Mortgage Association (FNMA)	5.500	04/01/18	819,394
275,824		Federal National Mortgage Association (FNMA)	5.500	05/01/18	285,299
407,188		Federal National Mortgage Association (FNMA)	6.000	01/01/19	424,784
8,000,000	h	Federal National Mortgage Association (FNMA)	5.000	01/25/19	8,125,186
5,000,000	h	Federal National Mortgage Association (FNMA)	5.500	01/25/19	5,165,625
95,925		Federal National Mortgage Association (FNMA)	8.000	03/01/23	104,416
1,313,347		Federal National Mortgage Association (FNMA)	5.500	02/01/24	1,343,508
2,860,147		Federal National Mortgage Association (FNMA)	5.500	07/01/24	2,925,090
55,643		Federal National Mortgage Association (FNMA)	9.000	11/01/25	61,970
41,739		Federal National Mortgage Association (FNMA)	9.000	10/01/26	46,471
55,718		Federal National Mortgage Association (FNMA)	7.500	01/01/29	59,825
8,000,000	h	Federal National Mortgage Association (FNMA)	6.000	01/25/32	8,270,000
8,000,000	h	Federal National Mortgage Association (FNMA)	6.500	01/25/32	8,387,504
1,054,068		Federal National Mortgage Association (FNMA)	7.000	07/01/32	1,117,391
3,796,660		Federal National Mortgage Association (FNMA)	5.500	04/01/33	3,857,714
2,210,496		Federal National Mortgage Association (FNMA)	5.500	06/01/33	2,246,044
1,541,408		Federal National Mortgage Association (FNMA)	5.500	07/01/33	1,566,196
881,045		Federal National Mortgage Association (FNMA)	5.500	07/01/33	895,791
1,827,424		Federal National Mortgage Association (FNMA)	4.500	08/01/33	1,769,469
1,849,748		Federal National Mortgage Association (FNMA)	4.500	10/01/33	1,791,086
774,267		Federal National Mortgage Association (FNMA)	5.500	10/01/33	786,718
6,978,246		Federal National Mortgage Association (FNMA)	5.500	10/01/33	7,090,464
1,852,080		Federal National Mortgage Association (FNMA)	5.000	11/01/33	1,841,216
1,784,647		Federal National Mortgage Association (FNMA)	5.000	11/01/33	1,774,179
828,389		Federal National Mortgage Association (FNMA)	5.500	11/01/33	841,711
876,048		Federal National Mortgage Association (FNMA)	5.500	11/01/33	890,136
3,601,074		Federal National Mortgage Association (FNMA)	5.000	12/01/33	3,579,950
896,240		Federal National Mortgage Association (FNMA)	5.500	12/01/33	910,652
1,574,237		Federal National Mortgage Association (FNMA)	5.500	12/01/33	1,599,552
893,406		Federal National Mortgage Association (FNMA)	5.500	12/01/33	907,773
826,979		Federal National Mortgage Association (FNMA)	5.500	12/01/33	840,278
878,575		Federal National Mortgage Association (FNMA)	5.500	12/01/33	892,704
922,262		Federal National Mortgage Association (FNMA)	5.500	01/01/34	937,093
12,000,000	h	Federal National Mortgage Association (FNMA)	5.500	01/25/34	12,180,000
2,702,478		Federal National Mortgage Association (FNMA)	5.000	03/01/34	2,686,626
1,850,116		Federal National Mortgage Association (FNMA)	5.000	04/01/34	1,839,264
3,000,000	h	Federal National Mortgage Association (FNMA)	4.500	02/25/35	2,892,186
10,000,000	h	Federal National Mortgage Association (FNMA)	5.000	02/25/35	9,893,750
162,218		Government National Mortgage Association (GNMA)	6.500	09/15/23	171,810
106,484		Government National Mortgage Association (GNMA)	7.500	11/15/23	115,142
41,171		Government National Mortgage Association (GNMA)	7.500	08/15/28	44,241
198,091		Government National Mortgage Association (GNMA)	6.500	12/15/28	208,922
279,306		Government National Mortgage Association (GNMA)	6.500	03/15/29	294,385
154,301		Government National Mortgage Association (GNMA)	8.500	10/20/30	167,830
47,403		Government National Mortgage Association (GNMA)	7.000	06/20/31	50,221
2,427,307		Government National Mortgage Association (GNMA)	5.500	09/20/33	2,479,170
2,466,025		Government National Mortgage Association (GNMA)	6.000	01/20/34	2,554,332
5,000,000	h	Government National Mortgage Association (GNMA)	5.000	01/15/35	4,998,440
1,000,000	h	Government National Mortgage Association (GNMA)	5.500	01/20/35	1,020,312

		TOTAL MORTGAGE BACKED SECURITIES			158,222,318

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

U.S. TREASURY SECURITIES - 15.09%
$23,325,000	d	U.S. Treasury Bond	8.000	11/15/21	$32,026,158
2,160,000		U.S. Treasury Bond	5.375	02/15/31	2,335,154
8,146,794	d,k	U.S. Treasury Inflation Indexed	3.875	01/15/09	9,136,385
200,000		U.S. Treasury Note	2.000	08/31/05	199,208
1,500,000		U.S. Treasury Note	3.000	11/15/07	1,490,865
250,000		U.S. Treasury Note	3.000	02/15/09	245,385
2,450,000		U.S. Treasury Note	3.125	04/15/09	2,412,809
2,050,000		U.S. Treasury Note	6.000	08/15/09	2,261,088
10,180,000		U.S. Treasury Note	3.500	11/15/09	10,132,663
9,000,000		U.S. Treasury Note	3.500	12/15/09	8,956,440
1,325,000		U.S. Treasury Note	4.750	05/15/14	1,380,703
235,000		U.S. Treasury Note	4.250	11/15/14	235,588

		TOTAL U.S. TREASURY SECURITIES			70,812,446

		TOTAL GOVERNMENT BONDS			303,411,998
		(Cost $ 292,085,531)

		TOTAL BONDS			446,226,411
		(Cost $ 440,483,282)

SHARES

TIAA-CREF MUTUAL FUNDS - 0.73%
359,555		TIAA-CREF High-Yield Bond Fund			3,408,589

		TOTAL TIAA-CREF MUTUAL FUNDS			3,408,589
		(Cost $3,382,700)

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

SHORT-TERM INVESTMENTS - 17.47%
CERTIFICATES OF DEPOSIT - 0.62%
$2,910,000		Toronto Dominion Bank	2.400	03/14/05	$2,909,527

		TOTAL CERTIFICATES OF DEPOSIT			2,909,527

COMMERCIAL PAPER - 5.75%
5,000,000	c,d	BMW US Capital LLC	2.150	01/03/05	4,999,050
4,990,000		Caterpillar Financial Services Corp	2.070	01/03/05	4,989,052
5,000,000	c,d	Govco Inc	2.170	01/03/05	4,999,050
2,480,000	c	Kimberly-Clark Worldwide, Inc	2.220	01/07/05	2,478,901
4,515,000	c	Ranger Funding Company LLC	2.350	01/19/05	4,509,567
5,000,000		UBS Finance Delaware LLC	2.300	01/06/05	4,998,100

		TOTAL COMMERCIAL PAPER			26,973,720

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 11.10%
7,820,000		Federal Home Loan Bank (FHLB)	2.260	01/19/05	7,810,961
7,320,000		Federal Home Loan Bank (FHLB)	2.240	01/26/05	7,308,422
7,900,000		Federal Home Loan Mortgage Corp (FHLMC)	2.000	01/04/05	7,898,113
8,205,000		Federal National Mortgage Association (FNMA)	2.180	01/04/05	8,203,040
10,915,000		Federal National Mortgage Association (FNMA)	2.170	01/18/05	10,903,047
10,000,000	d	Federal National Mortgage Association (FNMA)	2.480	04/29/05	9,916,700

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			52,040,283

		TOTAL SHORT-TERM INVESTMENTS			81,923,530
		(Cost $81,929,405)

		TOTAL PORTFOLIO - 113.34%			531,558,530
		(Cost $525,795,387)

		OTHER ASSETS AND LIABILITIES, NET - (13.34%)			(62,549,770)

		NET ASSETS - 100.00%			$469,008,760

c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.
d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a
delayed delivery basis.
g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration
to qualified institutional buyers.
At December 31, 2004, the value of these securities amounted to $8,231,696 or 1.76% of net assets.
h	These securities were purchased on a delayed delivery basis.
k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
v	Security valued at fair value.
+	As provided by Moody's Investors Service (Unaudited)

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of investments. Note that the funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2004, the aggregate cost of portfolio investments for federal income tax purposes was
$526,013,299. Net unrealized appreciation of portfolio investments aggregated $5,545,231, of which $6,863,692 related to appreciated portfolio investments and $1,318,461 related to depreciated portfolio investments.

TIAA-CREF Mutual Funds Transactions with Affiliated Companies-Bond Plus Fund January 1, 2004 - December 31, 2004
	VALUE AT	PURCHASE	SALES	REALIZED	DIVIDEND	SHARES AT	VALUE AT
ISSUE	12/31/03	COST	PROCEEDS	GAIN (LOSS)	INCOME	12/31/04	12/31/04

TIAA-CREF High-Yield
Bond Fund	$3,122,529	$227,778	$-	$-	$227,778	359,556	$3,408,589

Total Affiliated
Transactions	$3,122,529	$227,778	$-	$-	$227,778		$3,408,589

TIAA-CREF MUTUAL FUNDS - Money Market Fund

TIAA-CREF MUTUAL FUNDS
MONEY MARKET FUND
STATEMENT OF INVESTMENTS
December 31, 2004
				MATURITY
PRINCIPAL			RATE	DATE	VALUE

SHORT-TERM INVESTMENTS - 100.05%
CERTIFICATES OF DEPOSIT - 5.55%
$ 4,500,000		American Express Centurion Bank	2.260	01/10/05	$4,500,011
5,000,000		American Express Centurion Bank	1.870	01/14/05	5,000,035
2,000,000		Barclays Bank plc	2.380	02/22/05	2,000,029
5,000,000		Credit Agricole USA, Inc	1.420	04/05/05	5,000,128
2,000,000		Societe Generale	1.800	01/04/05	2,000,000
5,830,000		Toronto Dominion Bank	2.270	02/23/05	5,830,000
1,000,000		Toronto Dominion Bank	2.300	02/23/05	1,000,000
3,000,000		Toronto Dominion Bank	2.400	03/14/05	3,000,000
5,000,000		Wells Fargo	2.310	01/31/05	5,000,000

		TOTAL CERTIFICATES OF DEPOSIT			33,330,203

COMMERCIAL PAPER - 78.44%
205,000		ABN Amro North America Finance, Inc	1.950	01/21/05	204,782
8,150,000		ABN Amro North America Finance, Inc	2.280	01/24/05	8,138,241
7,300,000		ABN Amro North America Finance, Inc	2.200	01/31/05	7,286,636
3,340,000	c	American Honda Finance Corp	2.190	01/25/05	3,334,812
600,000		Barclays U.S. Funding Corp	2.230	02/03/05	598,774
2,700,000		Barclays U.S. Funding Corp	2.370	02/22/05	2,690,757
3,000,000	c	Beta Finance, Inc	2.250	01/11/05	2,998,125
5,000,000	c	Beta Finance, Inc	1.890	01/14/05	4,996,588
1,000,000	c	Beta Finance, Inc	2.050	01/18/05	999,032
3,000,000	c	Beta Finance, Inc	1.980	01/20/05	2,996,865
2,045,000	c	Beta Finance, Inc	2.100	02/01/05	2,041,320
2,175,000	c	Beta Finance, Inc	2.220	02/03/05	2,170,654
2,700,000	c	Beta Finance, Inc	2.340	02/25/05	2,690,471
4,000,000	c	Beta Finance, Inc	2.400	03/15/05	3,980,533
2,000,000	c	Beta Finance, Inc	2.440	04/29/05	1,984,004
4,580,000	c	Canadian Imperial Bank of Commerce	2.350	02/15/05	4,566,546
4,000,000		Caterpillar Financial Services Corp	2.070	01/03/05	3,999,548
2,000,000	c	CC (USA), Inc	1.940	01/14/05	1,998,599
11,500,000	c	CC (USA), Inc	2.330	03/01/05	11,455,971
4,500,000	c	CC (USA), Inc	2.350	03/03/05	4,482,081
5,390,000	c	CC (USA), Inc	2.000	03/10/05	5,369,638
1,500,000	c	CC (USA), Inc	2.280	04/20/05	1,489,645
5,000,000		Ciesco LP	2.050	01/06/05	4,998,576
5,000,000		Ciesco LP	2.290	02/03/05	4,989,504
12,000,000		Citicorp	2.270	01/21/05	11,984,867
6,000,000		Citicorp	2.310	01/27/05	5,989,990
6,000,000		Citicorp	2.190	02/08/05	5,986,130
1,400,000	c	Corporate Asset Funding Corp, Inc	2.050	01/05/05	1,399,681
2,500,000	c	Corporate Asset Funding Corp, Inc	2.240	01/18/05	2,497,403
2,000,000	c	Corporate Asset Funding Corp, Inc	2.020	01/19/05	1,998,002
10,000,000	c	Corporate Asset Funding Corp, Inc	2.100	01/20/05	9,988,917
4,000,000	c	Corporate Asset Funding Corp, Inc	2.280	01/27/05	3,993,413
4,000,000	c	Delaware Funding Co LLC	2.180	01/13/05	3,997,093
2,000,000	c	Delaware Funding Co LLC	2.340	01/24/05	1,997,010
2,500,000	c	Dorada Finance, Inc	1.970	01/05/05	2,499,453
2,000,000	c	Dorada Finance, Inc	1.960	01/14/05	1,998,577
10,000,000	c	Dorada Finance, Inc	2.120	02/08/05	9,978,256
10,000,000	c	Dorada Finance, Inc	2.240	02/15/05	9,972,000
6,460,000	c	Edison Asset Securitization, LLC	2.230	01/25/05	6,450,138
4,520,000	c	Edison Asset Securitization, LLC	2.370	03/09/05	4,500,063
6,000,000		FCAR Owner Trust I	2.200	01/06/05	5,998,367

TIAA-CREF MUTUAL FUNDS - Money Market Fund

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

$5,000,000		FCAR Owner Trust I	1.980	01/10/05	$4,997,525
2,900,000		FCAR Owner Trust I	2.300	02/04/05	2,893,701
2,000,000		FCAR Owner Trust I	2.110	03/15/05	1,991,443
8,000,000		FCAR Owner Trust I	2.440	03/17/05	7,959,333
7,070,000		Fortune Brands	2.060	01/11/05	7,065,954
360,000		Fortune Brands	2.040	01/18/05	359,653
2,785,000		Fortune Brands	2.260	02/03/05	2,779,230
2,920,000		Fortune Brands	2.310	02/16/05	2,911,381
1,290,000		General Electric Capital Corp	2.320	02/02/05	1,287,340
10,000,000		General Electric Capital Corp	2.220	02/10/05	9,975,333
2,780,000		General Electric Capital Corp	2.260	02/16/05	2,771,972
3,200,000		General Electric Capital Corp	2.360	02/24/05	3,188,672
4,408,000	c	Govco, Inc	2.050	01/19/05	4,403,482
9,000,000	c	Govco, Inc	2.110	01/28/05	8,985,690
5,000,000	c	Govco, Inc	2.260	02/17/05	4,985,247
4,000,000	c	Govco, Inc	2.390	02/24/05	3,985,660
1,000,000	c	Govco, Inc	2.320	02/28/05	996,262
5,000,000	c	Greyhawk Funding LLC	2.020	01/07/05	4,998,208
7,000,000	c	Greyhawk Funding LLC	2.290	01/19/05	6,992,160
6,195,000	c	Greyhawk Funding LLC	2.130	02/02/05	6,183,271
1,000,000	c	Greyhawk Funding LLC	2.540	04/18/05	992,451
1,000,000	c	Greyhawk Funding LLC	2.540	05/17/05	990,404
3,000,000	c	Harley-Davidson Funding Corp	2.250	02/16/05	2,991,375
3,780,000		Household Finance Corp	2.260	02/01/05	3,772,644
4,425,000		Household Finance Corp	2.280	02/04/05	4,415,472
2,655,000	c	IBM Capital, Inc	1.970	01/07/05	2,654,128
1,550,000	c	IBM Capital, Inc	2.320	01/27/05	1,547,465
3,118,000	c	Kitty Hawk Funding Corp	2.060	01/27/05	3,112,731
2,531,000	c	Kitty Hawk Funding Corp	2.220	02/07/05	2,525,225
4,376,000	c	Kitty Hawk Funding Corp	2.360	02/15/05	4,363,638
5,000,000	c	Links Finance LLC	2.310	02/23/05	4,982,996
10,000,000	c	Links Finance LLC	2.350	03/01/05	9,961,486
3,430,000	c	Links Finance LLC	2.390	03/08/05	3,414,971
5,000,000		Morgan Stanley Dean Witter	2.200	01/10/05	4,997,250
4,000,000		Morgan Stanley Dean Witter	2.340	01/26/05	3,993,500
3,000,000		Paccar Financial Corp	1.980	01/12/05	2,998,205
2,000,000		Paccar Financial Corp	1.910	01/24/05	1,997,571
915,000		Paccar Financial Corp	2.100	01/27/05	913,612
1,865,000		Paccar Financial Corp	2.000	02/23/05	1,871,757
2,000,000	c	Park Avenue Receivables Corp	2.240	01/19/05	1,997,799
10,000,000	c	Park Avenue Receivables Corp	2.350	02/04/05	9,977,900
5,000,000	c	Preferred Receivables Funding Corp	2.270	01/13/05	4,996,217
995,000	c	Preferred Receivables Funding Corp	2.350	01/31/05	993,051
2,400,000	c	Private Export Funding Corporation	1.800	01/05/05	2,399,520
3,000,000	c	Private Export Funding Corporation	1.960	01/12/05	2,998,203
5,000,000	c	Private Export Funding Corporation	2.440	04/12/05	4,966,607
2,000,000	c	Proctor & Gamble	2.270	02/22/05	1,993,514
8,605,000	c	Rabobank USA Financial Corp	1.990	01/26/05	8,593,108
2,075,000	c	Rabobank USA Financial Corp	2.250	01/27/05	2,071,628
4,563,000	c	Rabobank USA Financial Corp	2.250	02/14/05	4,550,590
2,850,000	c	Rabobank USA Financial Corp	2.455	03/31/05	2,832,702
3,000,000	c	Rabobank USA Financial Corp	2.420	05/12/05	2,973,582
5,850,000	c	Ranger Funding Co LLC	2.330	01/18/05	5,843,874
4,648,000	c	Ranger Funding Co LLC	2.350	01/19/05	4,643,035
1,500,000	c	Ranger Funding Co LLC	2.470	03/15/05	1,492,487
6,865,000		Royal Bank of Canada	1.960	01/18/05	6,858,646
4,030,000		Royal Bank of Scotland plc	2.180	01/11/05	4,027,560
5,000,000		Royal Bank of Scotland plc	2.300	01/18/05	4,994,569
5,000,000		Shell Finance (U.K.) plc	2.270	02/01/05	4,990,226
2,535,000		Shell Finance (U.K.) plc	2.320	02/11/05	2,528,302
2,200,000		Shell Finance (U.K.) plc	2.390	03/08/05	2,190,475
2,485,000	c	Sigma Finance, Inc	2.030	01/13/05	2,483,352
4,040,000	c	Sigma Finance, Inc	2.070	02/04/05	4,032,102
1,200,000	c	Sigma Finance, Inc	2.370	02/25/05	1,195,792

TIAA-CREF MUTUAL FUNDS - Money Market Fund

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

$5,000,000	c	Sigma Finance, Inc	2.015	03/10/05	$4,999,767
4,990,000	c	Societe Generale North America, Inc	2.250	02/01/05	4,980,332
4,130,000	c	Societe Generale North America, Inc	2.250	02/22/05	4,116,578
3,000,000	c	Societe Generale North America, Inc	2.450	03/28/05	2,982,442
1,163,000		UBS Finance, (Delaware), Inc	2.340	01/11/05	1,162,298
1,115,000		UBS Finance, (Delaware), Inc	2.290	01/24/05	1,113,369
2,300,000		UBS Finance, (Delaware), Inc	2.250	01/25/05	2,296,550
1,400,000		UBS Finance, (Delaware), Inc	2.295	02/28/05	1,394,542
2,600,000		UBS Finance, (Delaware), Inc	2.450	03/15/05	2,587,154
3,855,000	c	Yorktown Capital, LLC	2.300	01/21/05	3,849,989
3,000,000	c	Yorktown Capital, LLC	2.350	02/14/05	2,991,383
2,090,000	c	Yorktown Capital, LLC	2.370	03/08/05	2,080,919
2,142,000	c	Yorktown Capital, LLC	2.470	03/15/05	2,131,272
4,000,000	c	Yorktown Capital, LLC	2.440	03/17/05	3,979,667

		TOTAL COMMERCIAL PAPER			471,190,563

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 10.40%
2,290,000		Federal Farm Credit Bank (FFCB)	1.100	01/05/05	2,289,720
445,000		Federal Farm Credit Bank (FFCB)	1.720	01/13/05	444,745
405,000		Federal Farm Credit Bank (FFCB)	1.840	02/11/05	404,165
180,000		Federal Farm Credit Bank (FFCB)	1.170	03/16/05	179,567
1,465,000	c	Federal Home Loan Bank (FHLB)	1.000	01/03/05	1,464,901
2,535,000		Federal Home Loan Bank (FHLB)	1.950	01/14/05	2,533,874
5,000,000		Federal Home Loan Bank (FHLB)	1.200	04/01/05	4,999,430
2,000,000		Federal Home Loan Mortgage Corp (FHLMC)	1.585	01/05/05	1,999,649
1,277,000		Federal Home Loan Mortgage Corp (FHLMC)	1.590	01/11/05	1,276,434
3,325,000		Federal Home Loan Mortgage Corp (FHLMC)	1.875	01/15/05	3,325,227
309,000		Federal Home Loan Mortgage Corp (FHLMC)	1.420	01/19/05	308,781
180,000		Federal Home Loan Mortgage Corp (FHLMC)	2.150	02/08/05	179,763
420,000		Federal Home Loan Mortgage Corp (FHLMC)	1.850	02/23/05	418,856
130,000	c	Federal Home Loan Mortgage Corp (FHLMC)	1.870	02/28/05	129,602
3,000,000		Federal Home Loan Mortgage Corp (FHLMC)	1.510	03/10/05	2,991,443
1,305,000		Federal Home Loan Mortgage Corp (FHLMC)	2.450	03/29/05	1,297,273
89,000		Federal Home Loan Mortgage Corp (FHLMC)	2.470	05/17/05	88,170
5,000,000		Federal Home Loan Mortgage Corp (FHLMC)	2.650	06/28/05	4,934,486
3,565,000		Federal Home Loan Mortgage Corp (FHLMC)	2.720	08/23/05	3,501,964
1,650,000		Federal National Mortgage Association (FNMA)	1.240	01/07/05	1,649,504
330,000		Federal National Mortgage Association (FNMA)	2.160	01/12/05	329,798
150,000		Federal National Mortgage Association (FNMA)	2.270	02/02/05	149,703
750,000		Federal National Mortgage Association (FNMA)	2.250	02/04/05	749,185
203,000		Federal National Mortgage Association (FNMA)	2.240	02/09/05	202,593
7,920,000		Federal National Mortgage Association (FNMA)	2.270	02/14/05	7,897,736
2,240,000		Federal National Mortgage Association (FNMA)	2.370	03/02/05	2,231,152
1,575,000		Federal National Mortgage Association (FNMA)	1.540	03/04/05	1,570,823
5,000,000		Federal National Mortgage Association (FNMA)	2.390	03/16/05	4,975,703
24,000		Federal National Mortgage Association (FNMA)	2.400	03/28/05	23,862
1,800,000		Federal National Mortgage Association (FNMA)	1.600	04/01/05	1,792,800
2,720,000		Federal National Mortgage Association (FNMA)	2.480	04/29/05	2,697,889
5,470,000		Federal National Mortgage Association (FNMA)	2.540	05/04/05	5,422,530

		TOTAL GOVERNMENT AND AGENCIES DISCOUNT NOTES			62,461,328

MEDIUM TERM NOTE - 0.83%
5,000,000		JP Morgan Chase & Co	2.610	02/24/05	5,008,605

		TOTAL MEDIUM TERM NOTE			5,008,605

TIAA-CREF MUTUAL FUNDS - Money Market Fund

			MATURITY
PRINCIPAL		RATE	DATE	VALUE

VARIABLE NOTES - 4.83%
$9,000,000	American Honda Finance Corp	2.140	04/11/05	$9,003,516
5,000,000	Barclays Bank plc	2.338	09/29/05	4,998,519
5,000,000	SouthTrust Bank	2.549	09/29/05	5,001,415
10,000,000	Sigma Finance, Inc	2.240	01/04/05	9,999,980

	TOTAL VARIABLE NOTES			29,003,430

	TOTAL SHORT-TERM INVESTMENTS			600,994,129
	(Cost $600,994,129)

	TOTAL PORTFOLIO - 100.05%			600,994,129
	(Cost $600,994,129)

	OTHER ASSETS AND LIABILITIES, NET - (0.05%)			(299,587)

	NET ASSETS - 100.00%			$600,694,542

c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2004, the aggregate cost of portfolio investments for federal income taxes purposes was $600,994,129.

Item 11. Controls and Procedures.

     (a) Evaluation of disclosure controls and procedures. An evaluation was performed within 90 days from the date hereof under the supervision of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the registrant’s management, including the principal executive officer and principal financial officer, concluded that the registrant’s disclosure controls and procedures were effective for this annual reporting period.

     (b) Changes in internal controls. During the fourth quarter of 2004, certain policies, procedures and controls were implemented in TIAA-CREF’s information technology areas. These changes involved improved documentation, communication, training, and compliance monitoring over IT general controls and are intended to enhance IT processes, including those that support preparation of the financial statements. Efforts to ensure compliance with these policies are currently underway.

Item 12. Exhibits.

12(a)(1) Code of Ethics (EX-99.CODE ETH)

12(a)(2)(i) Section 302 certification of the principal executive officer (EX-99.CERT)

12(a)(2)(ii) Section 302 certification of the principal financial officer (EX-99.CERT)

12(b) Section 906 certification.(EX-99.906CERT)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIAA-CREF MUTUAL FUNDS

Date:	March 7, 2005	By:	/s/ Bertram L. Scott

Bertram L. Scott
Executive Vice President

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:	March 7, 2005	By:	/s/ Bertram L. Scott

Bertram L. Scott
Executive Vice President
(principal executive officer)

Date:	March 7, 2005	By:	/s/ Elizabeth A. Monrad

Elizabeth A. Monrad
Executive Vice President
(principal financial officer)

EXHIBIT LIST

Item 12. Exhibits.

12(a)(1) Code of Ethics (EX-99.CODE ETH)

12(a)(2)(i) Section 302 certification of the principal executive officer (EX-99.CERT)

12(a)(2)(ii) Section 302 certification of the principal financial officer (EX-99.CERT)

12(b) Section 906 certification (EX-99.906CERT)